UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John L. Sullivan

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1.	Report to Stockholders

Thrivent Mutual Funds

Annual Report
October 31, 2009

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Dear Shareholder:

It has truly been a tale of two markets over the past 12-months ended October 31, 2009. The same types of investments that were shunned in the panic environment of late 2008 and early 2009 were aggressively snapped up from March through October, as the markets rebounded strongly from early March lows. While it is no great surprise that the stock market was due for a recovery, the speed and extent of the rally should give us pause.

In weighing future investment choices, risks and opportunities, it is worth considering and debating two prevailing (though somewhat extreme) views on where the U.S. economy and markets go from here.

What goes down, will go up

Historically, bull markets rise from the ashes of bear markets, and this past fiscal year’s terrible sell-off will likely be no different. Sharp recoveries typically follow sharp declines. Optimists point to unprecedented global stimulus, healing credit markets, rising leading economic indicators and stronger corporate profits as evidence of a traditional “V-shaped” recovery.

We have unprecedented global stimulus in terms of a very low federal funds rate—0.25%—and members of the Federal Reserve noted in September that economic conditions were likely to warrant exceptionally low interest rate levels for an extended time. This makes the cost of borrowing and financing very low and nurtures conditions for improved economic growth. Perhaps more important to the investment markets were the Fed’s extraordinary measures to expand its balance sheet and inject massive liquidity into the financial system, including buying large amounts of agency mortgage-backed and Treasury securities. Considering that the bulk of federal stimulus and government spending has yet to take effect, much fuel for the U.S. economic growth engine appears available.

Inflation declined during the period as the recession continued to restrain wages and spending. The Consumer Price Index

(CPI) decreased 1.3% during the 12 months through September 2009, while the core CPI (minus the prices of energy and food) increased 1.5%.1 As inflation remains tame, no Fed action to raise short-term interest rates appears imminent. Stronger growth proponents would point to the declining U.S. dollar and rising gold prices as evidence that the market believes future inflation to be more of a worry than a “slow or no-growth” deflationary state.

Could it be different this time?

Diverging from the more optimistic assessments of where the U.S. economy and markets may be headed is what I term the “subdued or slow-growth” view. This perspective is based primarily on concerns with the U.S. consumer and aggressive government actions. Burdened by a still fundamentally weak national housing market, higher debt levels and pervasive anxiety over joblessness, the U.S. consumer—responsible for approximately 70% of the nation’s gross domestic product (GDP)2—may no longer be able to contribute as much to the overall economic equation. If that is the case, who or what will take up the slack?

Right now the government is filling the gap, but many would call this short-term “medication” for our recovering economy. Arguably, the government cannot continue to spend and issue Treasury debt at its current pace and soon will likely have to wrestle, along with the Federal Reserve, with how to pull some of the “fuel” out of the system. Businesses may not be able to come to the rescue as continued tight-lending standards, especially for small businesses, limit access to capital and therefore crimp business investment and hiring. Larger companies have seen credit conditions improve, but access to capital remains more challenging for small businesses. These smaller businesses account for a good part of our nation’s total employment. Proponents of this view may point to the fact that, despite the resumption of economic growth, the nation’s job market continues to struggle, prompting uncertainty about the pace of the recovery. Employers cut nearly 6 million jobs from November 2008 through September 2009, and the U.S. unemployment rate jumped from 6.6% to 9.8%. 3 We expect unemployment to improve only slowly.

What’s Next: Our View

The unprecedented amount of government stimulus in the economy should fuel growth into 2010, but we believe activity will remain below trend and unemployment will stay high for the foreseeable future. Under such a scenario, the Federal Reserve will likely keep short-term interest rates at record-low levels into early 2010. The more pessimistic view I shared earlier is largely predicated on the current economic snapshot and may not materialize given the massive fiscal and monetary stimuli at work. Betting against this liquidity and a corresponding economic recovery has historically been unwise.

Even so, these pessimistic conclusions are worthy of thought. We remain concerned about the threats to growth posed by continued problems in the housing and credit markets, rising unemployment and weak consumer and business spending. The Federal Reserve will have to walk a tightrope in knowing when and how to remove some of the monetary stimulus in the system or run the risk of runaway inflation or another economic downturn. Government policy, legislative risk, increased regulation and taxes will also weigh on the extent and trajectory of the economic recovery.

As always, we will monitor the economy and markets closely and work hard to provide ongoing value to you. Thank you for continuing to turn to us for your financial options.

Sincerely,

Russell W. Swansen
President and Chief Investment Officer
Thrivent Mutual Funds

[1]	U.S. Department of Commerce, Bureau of Economic Analysis
[2]	Bureau of Economic Statistics
[3]	U.S. Department of Labor, Bureau of Labor Statistics

Thrivent Aggressive

Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth by implementing an asset allocation strategy.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Aggressive Allocation Fund achieved a return of 14.66% for the 12 months ended Oct. 31, 2009. Over the same period, the S&P 500 Index achieved a return of 9.80% while the Barclays Capital Aggregate Bond Index earned 13.79%. The median return in the Lipper Multicap Core category was 14.95% over the same time frame.

What factors affected the Fund’s performance?

While the prior fiscal year saw extraordinary returns to low-risk assets, this year’s fiscal close was almost polar opposite—with risk assets achieving excellent returns across the board and the most volatile segments of both the stock and bond markets achieving even higher returns. Fixed-income securities began to rally in the fourth quarter of 2008, and the major stock indexes bottomed in the first quarter of 2009, a sequencing that should be expected at the onset of a recovery from a financial crisis. High-yield bonds earned the highest returns within fixed income, and the Fund had an allocation to that segment. We also had modest allocations to other segments of credit within fixed income, as we expected bonds to lead the recovery in the financial markets. Stocks rallied following the peak and subsequent decline in interest rates. The Fund has broad exposure to a number of segments of the equity market, including a core position in large-cap domestic stocks and meaningful exposure to small- and mid-cap domestic stocks, in addition to international stocks. Each of these segments rallied strongly as the broad bull market began in March of 2009. As such, our exposure to the more volatile segments of the equity markets produced premium returns that were key in the Fund outperforming the S&P 500 Index.

What is your outlook?

We believe the bear market that began in September 2007 has ended, marked by the S&P 500’s bottom in March 2009. The recession appears to also be in its final stages, with economic growth resuming in the third quarter of 2009. Non-government interest rates peaked in the fourth quarter of 2008 and have declined to levels below those that existed prior to the collapse of Lehman Brothers in September 2008. Most public markets for credit appear to be functioning well, but the banks and traditional lenders are still capital constrained. The history of recoveries following a financial panic suggests that growth will be muted relative to a ‘normal’ recession. Unemployment is likely to remain elevated. Earnings growth should be critical to validating the advance in equity prices that has occurred. And, the ultimate length and power of the bull market will likely be determined by the recovery in corporate earnings.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The lists of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Generally speaking, corporations appear to be in good shape compared with either the consumer or government sectors. Foreign earnings have the potential to be a near-term catalyst for further advances, as non-U.S. markets (particularly emerging markets) appear poised for near-term economic momentum.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	TAAAX	TAAIX
Transfer Agent ID	038	468
Net Assets	$354,550,992	$62,902,273
NAV	$8.81	$8.87
NAV - High†	10/19/2009 - $9.47	10/19/2009 - $9.53
NAV - Low†	3/9/2009 - $5.71	3/9/2009 - $5.74
Number of Holdings: 530
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Moderately

Aggressive Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth by implementing an asset allocation strategy.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Moderately Aggressive Allocation Fund achieved a return of 16.78% for the 12 months ended Oct. 31, 2009. Over the same period, the S&P 500 Index achieved a return of 9.80% while the Barclays Capital Aggregate Bond Index earned 13.79%. The median return in the Lipper Mixed Asset Target Allocation Growth category was 15.99%.

What factors affected the Fund’s performance?

While the prior fiscal year saw extraordinary returns to low-risk assets, the year’s fiscal close was almost polar opposite, with risk assets achieving excellent returns across the board, and the most volatile segments of stock and bond markets achieving even higher returns. Fixed-income securities began to rally in fourth quarter 2008, and the major stock indexes bottomed in first quarter 2009—a sequencing that should be expected at the onset of a recovery from a financial crisis. Stocks rallied across the board, following the peak and subsequent decline in interest rates. The Fund had broad exposure to a number of equity and fixed-income segments, including a core position in large-cap domestic stocks and investment-grade fixed-income instruments. The Fund also had meaningful exposure to small- and mid-cap domestic stocks and international stocks (including some small-cap international stocks and emerging markets). We held positions in high-yield bonds and recovering segments of the mortgage-backed and corporate-credit securities markets. Each of these segments rallied strongly as the prospects rose for economic recovery in the second half of 2009. As such, our exposure to the more volatile segments of the financial markets produced premium returns that were key to the Fund outperforming its benchmark indexes.

What is your outlook?

We believe the bear market has ended, and the recession appears to be in its final stages, with economic growth resuming in the third quarter of 2009. Non-government interest rates peaked in the fourth quarter of 2008 and have declined to levels below those that existed prior to the collapse of Lehman Brothers in September 2008. Most public markets for credit appear to be functioning well, but banks and traditional lenders are still capital constrained. The history of recoveries following a financial panic suggests that growth will be muted relative to a ‘normal’ recession. Unemployment is likely to remain elevated. Earnings growth should be critical to validating the advance in equity prices that has occurred. And, the ultimate length and power of the bull market will likely be determined by the recovery in corporate earnings. Generally speaking,

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The lists of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

corporations appear to be in good shape compared with either the consumer or government sectors. Foreign earnings have the potential to be a near-term catalyst for further advances, as

non-U.S. markets (particularly emerging markets) appear poised for near-term economic momentum.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	TMAAX	TMAFX
Transfer Agent ID	037	467
Net Assets	$904,080,461	$68,966,489
NAV	$9.25	$9.31
NAV - High†	10/19/2009 - $9.78	10/19/2009 - $9.83
NAV - Low†	3/9/2009 - $6.11	3/9/2009 - $6.14
Number of Holdings: 542
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Moderate

Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Moderate Allocation Fund achieved a return of 16.91% for the 12 months ended Oct. 31, 2009. Over the same period, the S&P 500 Index achieved a return of 9.80% while the Barclays Capital Aggregate Bond Index earned 13.79%. The median return in the Lipper Mixed Asset Target Allocation Moderate category was 16.40% for the period.

What factors affected the Fund’s performance?

While the prior fiscal year saw extraordinary returns to low-risk assets, this year’s fiscal close was almost polar opposite, with risk assets achieving excellent returns across the board and the most volatile segments of both the stock and bond markets achieving even higher returns. Fixed-income securities began to rally in the fourth quarter of 2008, and the major stock indexes bottomed in the first quarter of 2009—a sequencing that should be expected at the onset of a recovery from a financial crisis. Stocks rallied across the board, following the peak and subsequent decline in interest rates. The Fund had broad exposure to a number of segments of the equity and fixed-income markets and has a more balanced allocation across those markets, including a core position in large-cap domestic stocks and investment-grade, fixed-income instruments. The Fund also had meaningful exposure to small-

and mid-cap domestic stocks and international stocks (including some exposure to small-cap international stocks and emerging markets). We held positions in high-yield bonds and recovering segments of the mortgage-backed and corporate-credit securities markets. Each of these segments rallied strongly as prospects for economic recovery in the second half of 2009 became more likely. The premium returns provided by exposure to the more volatile segments of the financial markets were key factors in the Fund’s outperformance of the benchmark indexes.

What is your outlook?

We believe the bear market that began in September 2007 has ended, marked by the S&P 500’s bottom in March 2009. The recession appears to also be in its final stages, with economic growth resuming in the third quarter of 2009. Non-government interest rates peaked in the fourth quarter of 2008 and have declined to levels below those that existed prior to the collapse of Lehman Brothers in September 2008. Most public markets for credit appear to be functioning well, but banks and traditional lenders are still capital constrained. The history of recoveries following a financial panic suggests that growth will be muted relative to a ‘normal’ recession. Unemployment is likely to remain elevated. Earnings growth should be critical to

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The lists of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

validating the advance in equity prices that has occurred. And, the ultimate length and power of the bull market will likely be determined by the recovery in corporate earnings. Generally speaking, corporations appear to be in good shape compared with either the consumer or government sectors. Foreign earnings have the potential to be a near-term catalyst for further advances as non-U.S. markets (particularly emerging markets) appear poised for near-term economic momentum.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	THMAX	TMAIX
Transfer Agent ID	036	466
Net Assets	$923,241,637	$38,475,065
NAV	$9.46	$9.48
NAV - High†	10/19/2009 - $9.83	10/19/2009 - $9.85
NAV - Low†	3/9/2009 - $6.69	3/9/2009 - $6.71
Number of Holdings: 547
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Moderately

Conservative Allocation

Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Moderately Conservative Allocation Fund achieved a return of 15.66% for the 12 months ended Oct. 31, 2009. Over the same period, the S&P 500 Index achieved a return of 9.80% while the Barclays Capital Aggregate Bond Index earned 13.79%. The median return in the Lipper Mixed Target Asset Allocation Conservative category was 16.28% for the period.

What factors affected the Fund’s performance?

While the prior fiscal year saw extraordinary returns to low-risk assets, the year’s fiscal close was almost polar opposite, with risk assets achieving excellent returns across the board, and the most volatile segments of stock and bond markets achieving even higher returns. Fixed-income securities began to rally in fourth quarter 2008, and the major stock indexes bottomed in first quarter 2009—a sequencing that should be expected at the onset of a recovery from a financial crisis. Stocks rallied across the board, following the peak and subsequent decline in interest rates. The Fund had broad exposure to a number of equity and fixed-income segments—with an allocation tilted in favor of fixed-income investments and a core position in large-cap domestic stocks. The Fund also had meaningful exposure to small- and mid-cap domestic stocks and international stocks (including some small-cap international stocks and emerging markets). We held positions in high-yield bonds and recovering segments of the mortgage-backed and corporate-credit securities markets. Each of these segments rallied strongly as the prospects for economic recovery in the second half of 2009 became more likely. As such, our exposure to the more volatile segments of the financial markets produced premium returns that were key to the Fund outperforming its benchmark indexes.

What is your outlook?

We believe the bear market has ended, and the recession appears to be in its final stages, with economic growth resuming in the third quarter of 2009. Non-government interest rates peaked in the fourth quarter of 2008 and have declined to levels below those that existed prior to the collapse of Lehman Brothers in September 2008. Most public markets for credit appear to be functioning well, but banks and traditional lenders are still capital constrained. The history of recoveries following a financial panic suggests that growth will be muted relative to a ‘normal’ recession. Unemployment is likely to remain elevated.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The lists of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Earnings growth should prove critical to validating equity pricing advances. The ultimate length and power of the bull market will likely be determined by the recovery in corporate earnings. Generally speaking, corporations are in good shape compared with the consumer or government sectors. Foreign earnings have the potential to be a catalyst for further advances, as non-U.S. markets (particularly emerging markets) appear poised for near-term economic momentum.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	TCAAX	TCAIX
Transfer Agent ID	035	465
Net Assets	$392,891,374	$13,839,251
NAV	$9.78	$9.80
NAV - High†	10/19/2009 - $10.00	10/19/2009 - $10.03
NAV - Low†	3/9/2009 - $7.51	3/9/2009 - $7.53
Number of Holdings: 540 † For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in those Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Partner Small Cap Growth Fund

Subadvised by Turner Investment Partners, Inc.

The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small-capitalization companies.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

For the 12 months ended Oct. 31, 2009, the Thrivent Partner Small Cap Growth Fund returned 7.64%. Over the same period, the Russell 2000® Growth Index achieved a return of 11.34% while the median return in the Lipper Small Cap Growth category was 11.38%.

What factors affected the Fund’s performance?

It was a tale of two cities during the period, as the Russell 2000® Growth Index fell about 31% from November 1, 2008, through March 9, 2009. From March 9 through October 31, the Index rallied over 60% as signs of an improving economy and rising corporate earnings helped propel the equity markets. During the period, five of the portfolio’s nine sectors beat their corresponding index sectors on a relative basis. Contributing the most to performance were holdings in the energy sector while the health care sector detracted the most from results.

Part of the health care sector’s negative effects on the Fund was due to prolonged uncertainty over health care reform. Our holdings in the biotech and medical specialties areas impacted results the most. XenoPort Inc. offered up additional shares to the public, taking advantage of favorable equity markets to issue new stock. However, the offering sent shares lower as the additional shares diluted their current shares by about 10%. Wright Medical Group Inc. struggled during the period after the orthopedic device maker reduced their 2009 outlook to reflect decreased demand for their medical devices, as hospitals scaled back their budgets. Both issuers’ securities were sold from the portfolio.

The energy sector contributed to relative results, as the portfolio benefited from good stock selection within the coal and electrical products industries. In particular, our holding in Massey Energy Co., a coal producer, reported better-than-expected profits despite the decline in demand for electricity due to the recession. Like its competitors, Massey Energy Co. cut production, eliminated jobs, and lowered expectations but has since raised its output levels for 2010 based on increased demand from power plants. Yingli Green Energy Holding Co. Ltd., a polysilicon-based solar manufacturer in the People’s Republic of China, also contributed to returns, as China continues to support the use of alternative-energy sources. Both securities were sold from the portfolio as they had appreciated outside the parameters of the strategy.

What is your outlook?

During the first stage of the market rally, companies that

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

were able to grow their earnings through management of their cost structure were rewarded. Going forward, with the economy on firmer footing, it is our view that investors will be attracted to companies that can distinguish themselves through top-line revenue growth. This type of environment should bode well for the portfolio as its one-year-forward expected earnings growth rate remains favorable relative to the benchmark’s.

As always, we remain mindful of equity valuations as the PEG ratio (price earnings to growth rate) for the portfolio is below that of the benchmark.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	TPSAX	TPGIX
Transfer Agent ID	063	463
Net Assets	$12,822,371	$72,719,324
NAV	$8.31	$8.42
NAV - High†	10/14/2009 - $9.32	10/14/2009 - $9.45
NAV - Low†	3/9/2009 - $5.41	3/9/2009 - $5.47
Number of Holdings: 122 † For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 2000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***

The Russell 2000® Growth Index is an index comprised of companies with a greater-than-average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc.

The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stock and securities convertible into small company common stocks.

        The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Partner Small Cap Value Fund achieved a return of 9.51% for the fiscal year ending Oct. 31, 2009. Over the same period, the Russell 2000® Value Index achieved a return of 1.96%. The median return in the Lipper Small Cap Value category was 11.01%.

What factors affected the Fund’s performance?

The financials sector led the portfolio’s outperformance, due to a favorable underweight and stock selections. In particular, a sizable underweight to the commercial banks industry proved helpful. Strong holdings included Hatteras Financial, PennantPark, and Ares Capital. Hatteras, a real estate investment trust, focuses on adjustable-rate residential mortgage pass-through securities backed by government-sponsored enterprises. It issued new stock in December 2008 to raise capital to enable it to expand its balance sheet and take advantage of favorable interest rate spreads. Ares Capital posted strong first- and second-quarter results due to favorable debt repurchases, while PennantPark was well-positioned to take advantage of strong yields on its debt investments.

Stock selection in industrials and business services also contributed to performance. Key positions included

Nordson and MPS Group. Global equipment manufacturer Nordson posted respectable earnings in a very difficult environment, boosted by their highly profitable service-and-parts business and their customer base in the consumer non-durables area. Staffing firm MPS Global benefited from a shortage of skilled workers in the technical areas, such as accounting, legal and information technology, in which they specialize.

The most significant performance detractor was due to stock selection within the materials segment. Our position in American Vanguard proved particularly detrimental, as the chemical company posted lower-than-expected earnings due to obstacles presented by strict inventory controls.

What is your outlook?

The market rebound that began in March has been dramatic, but it’s helpful to note that it follows the historical patterns seen in previous market–bottom rebounds–small-cap stocks have outperformed large-cap, and the riskiest areas of the market have seen the highest returns. We have not been surprised by the market’s advance, and we remained fully invested throughout. We remain bullish, but with the caveat that further gains will most likely depend, in our belief, on fundamentals rather than improved investor

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

sentiment . If reality fails to catch up to expectations, the market is likely to pause—but we believe it’s unlikely to fall back to its March lows. While we maintain a close watch on the environment our companies are facing, we expect fundamentals to be strong. Businesses are poised to rebuild inventories, which should provide a boost throughout the supply chain. Even so, we remain concerned about the possibility of long-term inflation, and so we are investing a portion of the portfolio in companies backed by hard assets, including gold companies.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	AALVX	TPSIX
Transfer Agent ID	032	099
Net Assets	$59,034,147	$119,208,186
NAV	$11.26	$11.81
NAV - High†	10/14/2009 - $12.31	10/14/2009 - $12.90
NAV - Low†	3/9/2009 - $6.47	3/9/2009 - $6.75
Number of Holdings: 166
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Small Cap Stock Fund
David A. Maule, CFA, Portfolio Manager
The Fund seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Small Cap Stock Fund produced a return of -0.54% for the fiscal year ending Oct. 31, 2009. Over the same period, the Fund’s benchmark index, the Russell 2000® Index, earned a return of 6.46% and the median return in the Lipper Small Cap Core Funds category was 10.49%.

What factors affected the Fund’s performance?

Toward the beginning of the 12-month period, the equity markets experienced a severe market decline while the latter half of the period saw a powerful market rally. During the market decline, the Fund was positioned defensively, focusing on high-quality companies situated in non-cyclical sectors of the market. The Fund performed very well during this period primarily due to relatively conservative portfolio positioning. However, when the market suddenly surged in March, the defensive positioning became a drag on performance as more-aggressive strategies achieved extraordinary returns, particularly in the early stages of the market advance. In late summer, the Fund was repositioned into more economically sensitive sectors, overweighting in information technology, consumer discretionary, basic materials, and energy.

The Fund’s focus of investing in high-quality stocks—and the speculative nature of the market-rally’s beginnings—

resulted in the Fund lagging market returns during the period. This rally was almost unprecedented in its velocity of returns, as the Russell 2000® Index appreciated considerably from the market bottom in March through the end of October. The best-performing stocks during this period were low-quality stocks as measured by economic returns, as well as stocks with a low-market cap, low price, little-to-no earnings and high debt levels. Unfortunately, even though the Fund was repositioned more aggressively later in the advance, it did not recover the performance shortfall that occurred during the beginning of the market rally.

What is your outlook?

Given the strength of the market rally off March’s bottom, a market pullback or market-consolidation period might be expected. Longer-term, our outlook for equity returns is more favorable, as valuations remain attractive and many economic indicators are showing signs of improvement. However, we are still concerned about the consumer’s balance sheet. While job losses are slowing, we have yet to see job growth or a decline in the unemployment rate. Credit contraction continues while debt levels remain high. Although we are still in the midst of a debt-deflation cycle, the massive government stimulus programs should at least stimulate economic growth over the next several quarters. However, these stimulus programs have a cost, and we

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

remain concerned about the high Federal deficit and increasing government debt levels, which negatively impacted the value of the U.S. dollar.

From a sector-allocation basis, the Fund will be looking to capitalize on stimulus-related opportunities within the basic materials, energy, industrials, and information technology sectors. Overall, the Fund will continue to focus on its core investment philosophy, owning high-quality stocks with improving fundamentals, solid valuation support, and positive economic returns.

While optimistic that we have seen the worst of this economic crisis, we remain diligent in analyzing new data as it becomes available to support fund performance.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	AASMX	TSCSX
Transfer Agent ID	024	094
Net Assets	$221,200,096	$58,763,646
NAV	$10.26	$11.35
NAV - High†	10/15/2009 - $11.40	10/15/2009 - $12.60
NAV - Low†	3/9/2009 - $7.06	3/9/2009 - $7.77
Number of Holdings: 275
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Growth Fund
Andrea J. Thomas, CFA, Portfolio Manager

The Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Mid Cap Growth Fund achieved a return of 26.17% for the fiscal year ending Oct. 31, 2009. Over the same period, the Fund’s benchmark index, the Russell Midcap® Growth Index, earned a return of 22.48% and the median return in the Lipper Mid Cap Growth category was 16.79%.

What factors affected the Fund’s performance?

The biggest driver of the Fund’s performance over the past year was an allocation to early cycle stocks beginning last winter. After the near collapse of the financial markets in October 2008, massive amounts of monetary and fiscal stimulus were pumped into the economy. We took advantage of weakness in the consumer and technology areas and bought stocks that we believed would weather the storm and actually do quite well coming out of the recession. We avoided the financial sector for the most part, since we remained very concerned about poorly performing loans in the residential mortgage market and the commercial real estate market—this lifted portfolio returns, as the sector did not perform as well as the broader market for the full period.

What is your outlook?

We have seen an enormous rally off the March 2009 lows, with a heavy weighting toward early cycle stocks that will benefit from an economic recovery. This rally has been fueled, in part, by an explosion of monetary liquidity and an unprecedented level of fiscal stimulus pumped into the system. As we go forward, the employment situation should become crucial to sustaining this recovery. More than 70% of the U.S. economy is driven by the consumer and, without a recovery in the job situation, investors will likely become increasingly wary of this nascent recovery. With that in mind, we believe risk aversion will be an emerging theme. We have been systematically moving up in market capitalization and positioning the portfolio toward later cycle companies.

We remain cautious on the financial sector and believe many institutions have yet to take losses relating to toxic

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

assets onto their books. In some cases, we fear they simply cannot take these losses, as they may be effectively insolvent.

It is also our belief that this unprecedented stimulus is likely to bring about inflation at some point. Our portfolio has a fairly significant emerging market/inflation bias within the materials and energy sectors. If global growth does indeed rebound, these stocks should do very well. And they will also likely perform well if inflation escalates.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	LBMGX	LBMIX
Transfer Agent ID	058	458
Net Assets	$200,963,261	$90,811,321
NAV	$12.92	$14.31
NAV - High†	10/19/2009 - $14.16	10/19/2009 - $15.68
NAV - Low†	11/20/2008 - $7.60	11/20/2008 - $8.35
Number of Holdings: 125
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***

The Russell Midcap® Growth Index measures the performance of mid-cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses, or taxes.

Thrivent Partner Mid Cap Value Fund
Subadvised by Goldman Sachs Asset Management, L.P.
The Fund seeks to achieve long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Partner Mid Cap Value Fund achieved a return of 14.70% for the fiscal year ending Oct. 31, 2009. Over the same period, the Russell Midcap® Value Index achieved a return of 14.52% while the median return in the Lipper Mid Cap Value category was 17.01%.

What factors affected the Fund’s performance?

In the fund, stock selection in financials and utilities positively contributed to performance, whereas select holdings in information technology and consumer staples detracted from results. The fund experienced strong results in energy, largely driven by exploration and production companies, such as Newfield Exploration Co. Our exposure to insurance companies also added value to the fund’s performance. Hartford Financial Services Group, Inc., a recent addition this year, and Principal Financial Group were two top-performing stocks whose improving balance sheets drove their stock prices higher.

What is your outlook?

Looking into 2010 and beyond, we view the market constructively overall, but recognize the recent rally has proceeded at an uneven pace. Stock prices in areas of technology and hotel/gaming have increased considerably since March 2009, while select credit-sensitive names have only begun to recover despite improving risk/reward profiles. As the market transitions to a more normalized environment, we believe fundamentals will once again drive future returns. We also anticipate increased stock-level differentiation going forward, distinguishing higher-quality companies with robust business models from those likely to remain challenged. We are prepared to take advantage of this market inefficiency by applying our research resources and investment process to build a truly actively managed fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	TPMAX	TPMIX
Transfer Agent ID	086	486
Net Assets	$13,323,093	$80,978,073
NAV	$8.97	$8.99
NAV - High†	10/19/2009 - $9.73	10/19/2009 - $9.76
NAV - Low†	3/9/2009 - $5.83	3/9/2009 - $5.83
Number of Holdings: 108 † For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell Midcap® Value Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Mid Cap Stock Fund
Brian J. Flanagan, CFA Portfolio Manager
The Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.
Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Mid Cap Stock Fund achieved a return of 20.85% for the fiscal year ending Oct. 31, 2009. Over the same period, the Fund’s benchmark index, the Russell Midcap® Index, earned a return of 18.75%, and the median return in the Lipper Mid Cap Core category was 16.30%.

What factors affected the Fund’s performance?

The Fund’s relative outperformance was led by an overweighting in cyclical sectors, including industrials, materials, information technology and energy. Within the industrials sector in particular, Oshkosh Corporation led the way, thanks to declining solvency risk and a major order from the U.S. military. Our overweighting of the containers and packaging industry, as well as our security selection within that industry, resulted in broad-based outperformance, as capacity reductions increased pricing power. Attractive valuations, significant expense reductions and low inventories provided significant leverage to the information technology sector as orders began to stabilize. Within the energy sector, we focused on rig and oil service companies that appreciated as energy prices rebounded. Finally, our underweighting in the utility sector added significantly to performance, as the sector lagged the overall market given its minimal leverage to economic improvement. Two main detractors of the Fund’s performance were health care and consumer staples, which suffered from poor security selection. Health care equipment investments fell victim to a poor capital-spending environment. Within consumer staples, companies like Kroger Co. and Flowers Foods Inc. suffered from deflation and price competition. Overall solid performance was driven by the portfolio’s pro-cyclical stance and exposure to companies that benefited from a weak dollar through strong export sales.

What is your outlook?

While the Fund maintains a pro-cyclical stance versus the benchmark, it is much closer to a neutral risk level relative to six months ago. Valuation spreads have narrowed significantly, leaving fewer opportunities to exploit undervalued companies. As economic and market expectations continue to increase, we will focus less on picking the winners and more on avoiding the potential losers. Significant cost-cutting helped many companies maintain profitability in a contracting economy. While these actions will provide substantial leverage when sales growth resumes, they have likely reached a plateau. Worldwide fiscal stimulus and easy monetary policy should provide the impetus for improving economic growth and revenue as 2009 ends and 2010 begins. With this backdrop, the Fund is overweighted in the materials, information technology and energy sectors, all of which should benefit from a weak

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

dollar and increasing export sales. These sectors are also expected to see falling capital expenditures and low inventories, which should improve pricing and sales in a growing economy. The consumer discretionary and financial sectors remain the Fund’s largest underweights. High unemployment, rising savings rates and a leveraged balance sheet highlight the significant disadvantages of the consumer sector versus the cash-flush corporate sector. Concerns regarding commercial real estate related to decreasing rental revenues, increasing vacancies, and higher defaults keep the financials in an underweighted position within the Fund. In summary, we maintain our pro-cyclical positioning; however, we are moving closer to an overall neutral stance.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	AASCX	TMSIX
Transfer Agent ID	021	051
Net Assets	$517,601,019	$205,924,717
NAV	$10.89	$11.71
NAV - High†	10/19/2009 - $11.86	10/19/2009 - $12.75
NAV - Low†	3/9/2009 - $6.84	3/9/2009 - $7.32
Number of Holdings: 131 † For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Worldwide Allocation Fund
Subadvised by Mercator Asset Management, LP, Principal Global Investors, LLC, Aberdeen Asset Management Investment Services Limited, Victory Capital Management Inc. and Goldman Sachs Asset Management, L.P.
The Fund seeks long-term capital growth by investing primarily in equity and debt securities of issuers in developed and emerging markets.
Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Partner Worldwide Allocation Fund earned a return of 28.63% for the one-year period ending Oct. 31, 2009. Over the same period, the MSCI All Country World Index ex-USA earned a return of 34.80%, and the median return in the Lipper International Multicap Core category was 27.66%.

What factors affected the Fund’s performance?

Following an exceptionally poor period for financial markets in 2008, stock and bond markets across the globe have rallied strongly in reaction to concerted, coordinated monetary and fiscal policy actions aiming to resurrect an impaired banking system and stimulate economic recovery. Evidence suggests those efforts have paid off, as preliminary data for the third quarter 2009 is showing improved economic growth in most economies. Major international equity markets bottomed in early March and have staged a significant rally in local currency terms. Emerging markets actually bottomed earlier in the downcycle with major markets like China seeing its market low in the fourth quarter of 2008. Returns have been buttressed by a weakening U.S. dollar in the second half of the reporting period, as investors’ appetite for risk assets appear to have returned. The Fund performed well despite mixed returns versus benchmarks in select subaccounts. We utilize a diversification strategy that includes large-cap valuation and momentum-based styles, a small-cap Europe, Australasia and Far East (EAFE) manager, and emerging-markets managers in both equity and fixed income. This diversification resulted in good returns against certain sub benchmarks, as more volatile asset classes like emerging-markets debt and equity provided returns that were superior to those of the more established markets. Both the large-cap momentum style and the small-capitalization EAFE style, however, did not perform well versus their respective sub benchmarks. Even so, those areas of underperformance were mitigated by better returns in the portfolio’s other segments.

What is your outlook?

We expect global economic activity to gradually improve over the coming quarters. The International Monetary Fund now forecasts all but one major economy, Spain, to show positive GDP growth in 2010. The uncertain economic

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

backdrop, combined with an unprecedented degree of government involvement, is likely to result in policy missteps along the path to recovery. The impact on equity, bond and currency markets is likely to be in the form of higher volatility for the medium term. Along with discipline and patience, valuation work and fundamental research should continue to uncover those stocks that are operationally geared to economic recovery.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	TWAAX	TWAIX
Transfer Agent ID	034	087
Net Assets	$25,493,882	$118,957,632
NAV	$7.70	$7.72
NAV - High†	10/19/2009 - $8.19	10/19/2009 - $8.21
NAV - Low†	3/9/2009 - $4.86	3/9/2009 - $4.87
Number of Holdings: 425 † For the period ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI All Country World Index ex-USA and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Partner International Stock Fund
Subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC

The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks. Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Partner International Stock Fund earned a return of 20.60% for the fiscal year ending Oct. 31, 2009. Over the same period, the Morgan Stanley Capital International Europe, Australasia and Far East Index returned 28.41%. The median return in the Lipper International Large Cap Core Funds category was 23.82%.

What factors affected the Fund’s performance?

Following an exceptionally poor period for financial markets in 2008, stock and bond markets across the globe rallied strongly in reaction to concerted, coordinated monetary and fiscal policy actions aimed at resurrecting an impaired banking system and stimulating economic recovery. Evidence suggests those efforts have paid off, as preliminary data for the third quarter 2009 is showing improved economic growth in most economies. Major international equity markets bottomed in early March and have staged a significant rally in local currency terms. Those returns have been buttressed by a weakening U.S. dollar in the second half of the reporting period, as investors’ appetites for risk assets appears to have returned. The Fund employs two distinct strategies, a relative valuation approach complemented by a fundamental momentum philosophy. The valuation approach worked well early in the period but lagged modestly in the second half as markets rebounded from the early March lows. The fundamental momentum approach also protected assets when the market was weak early in the period but lagged significantly as performance rotated to more cyclically sensitive and lower quality segments of the markets. The momentum strategy was the primary factor in the underperformance versus both the benchmark and the median. Poor stock selection was the major factor impacting returns in that strategy as it employs a sector-neutral approach as part of its process. Poor results in health care, materials and the financial sector were the major areas of subpar performance.

What is your outlook?

We expect global economic activity to gradually improve over the coming quarters. The International Monetary Fund now forecasts all but one major economy, Spain, to show positive GDP growth in 2010. This will be critical for companies to meet aggressive sell-side profit forecasts. Disappointments are likely as sales growth may prove slow to rebound and margins may be slow to recover on a sustainable basis.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

The uncertain economic backdrop combined with an unprecedented degree of government involvement is likely to result in policy missteps along the path to recovery. The impact on equity, bond and currency markets is likely to be in the form of higher volatility for the medium term. Along with discipline and patience, our valuation work and fundamental research should continue to uncover those stocks that are operationally geared to economic recovery.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	AAITX	TISFX
Transfer Agent ID	023	093
Net Assets	$181,106,362	$258,479,604
NAV	$8.84	$9.03
NAV - High†	10/19/2009 - $9.43	10/19/2009 - $9.63
NAV - Low†	3/9/2009 - $5.64	3/9/2009 - $5.73
Number of Holdings: 226 † For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Growth Fund

Scott A. Vergin, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Large Cap Growth Fund achieved a return of 15.45% for the fiscal year ending Oct. 31, 2009. Over the same period, the Fund’s benchmark index, the Russell 1000® Growth Index, earned a return of 17.51%, and the median return in the Lipper Large Cap Growth category was 14.87%.

What factors affected the Fund’s performance?

Large-cap growth stocks outperformed their value counterparts, as the market recovery benefited growth sectors (such as technology) while more defensive sectors (such as consumer staples and health care) underperformed. As business inventories bottomed and cyclical industries witnessed stable demand trends, earnings expectations for stocks began to climb as we progressed through 2009.

Looking at a sector-based analysis, the majority of our outperformance versus the benchmark was achieved in the technology and energy sectors, and this was almost solely due to positive stock selection. Within the technology sector, the largest contributor to our performance came from the semiconductor sub-sector—highlighted by stocks such as Marvell Technology Inc. and Micron Technology Inc. The energy sector benefited from overweighted positions in Petrobras and Occidental Petroleum Corporation.

The two sectors that detracted the most from performance were industrials and financials. In financials, the banking sub-sector was the weakest area due to ownership of Wells Fargo. In the industrial sector, our bullish stance on the airline sub-sector was the biggest detractor, including our ownership of Delta Airlines and the negative effects it experienced as oil prices increased.

What is your outlook?

The market has come a long way from the March bottom, but we believe a fundamental backdrop currently exists for further appreciation in the equity markets. Monetary and fiscal stimulus appear to have stabilized the financial, housing and automobile markets. Broadly, we are beginning to see both domestic and global gross domestic products (GDPs) expand.

We have positioned the portfolio to take advantage of an improving economy, with greater exposure in the energy, industrial and consumer discretionary sectors. Defensive sectors, such as consumer staples and health care, are

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

being de-emphasized. Within energy, we still favor the securities of certain issuers in the oil services sub-sector.

We are aiming to play a rebound in consumer sentiment with positions in certain issuers that interface with the retail market. As for industrials, we still expect the airline sector to recover and have positions in several large, well-diversified cyclical companies.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	AAAGX	THLCX
Transfer Agent ID	027	060
Net Assets	$118,745,236	$173,594,124
NAV	$4.26	$4.54
NAV - High†	10/19/2009 - $4.54	10/19/2009 - $4.85
NAV - Low†	11/20/2008 - $2.78	11/20/2008 - $2.97
Number of Holdings: 120
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 1000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Value Fund

Matthew D. Finn, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Large Cap Value Fund achieved a return of 6.54% for the fiscal year ending Oct. 31, 2009. Over the same period, the Fund’s benchmark index, the Russell 1000® Value Index, earned a return of 4.78%, and the median return in the Lipper Large Cap Value category was 7.79%.

What factors affected the Fund’s performance?

Fund performance was held back by a small overweight in the financial services sector, which was the weakest area of the market during the period. Even so, individual stock selection within financial services did add to the portfolio’s performance and somewhat offset the negative impact of our overweighting. The portfolio's relative performance was also hurt by stock selection in the health care sector. Specifically, we did not own the pharmaceutical manufacturer Schering Plough, which saw its shares appreciate considerably in light of its pending acquisition by Merck.

Stock selections within the technology and industrials sectors aided Fund performance. In technology, positions in semiconductor equipment manufacturers Teradyne and

Lam Research contributed the most to performance. And within the industrials sector, our underweighting of the aerospace and defense industry and our position in railroads, specifically Canadian Pacific Railway, benefited the portfolio.

What is your outlook?

Investors have seen the economy begin to recover over the last several months. As a result, the shares of economically sensitive companies have led the market from the low in March of this year. These sectors include basic materials, financials, consumer discretionary and technology.

Economic forecasting is not an area where we have consistently added value. Therefore, our focus is on stock selection. Our stock selection is guided by valuation. The portfolio was early in overweighting the consumer cyclical and financial services sectors and has benefited from the rebound in these areas of the market. Some positions in cyclical industries have been sold or reduced, as specific shares have achieved a fair to full valuation.

The anomalous valuations that occurred earlier this year appear to be behind us, as liquidity has allowed many of the most distressed companies to experience a survival rally. As is often the case, early in a cyclical recovery, the

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

most distressed assets experience the most robust recovery. Going forward, our expectation is that well-positioned, quality companies that grow over time will be favored relative to those with poor business models. Our process focuses on those types of companies, and we would expect higher rewards will accrue to the portfolio as the cycle progresses.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	AAUTX	TLVIX
Transfer Agent ID	022	092
Net Assets	$179,616,798	$273,499,771
NAV	$11.55	$11.64
NAV - High†	10/15/2009 - $12.42	10/15/2009 - $12.51
NAV - Low†	3/9/2009 - $7.37	3/9/2009 - $7.39
Number of Holdings: 99
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Stock Fund

Matthew D. Finn, CFA (left) and Scott A. Vergin, CFA (right), Portfolio Co-Managers

The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Large Cap Stock Fund achieved a return of 8.55% for the one-year period ending Oct. 31, 2009. Over the same period, the Fund’s benchmark, the S&P 500 Index, achieved a return of 9.80% while the median return in the Lipper Large Cap Core category was 10.55%.

What factors affected the Fund’s performance?

Stock selection contributed positively to the Fund’s performance, but much of the benefit was offset by allocations to sector segments that underperformed market averages. While the Fund’s financial holdings (on an individual basis) performed better than the average peer “financial” stock, the financial segment (as a whole) did not perform as well as the broad index over the entire year. Thus, our moderate overweight in the financial segment limited the Fund’s returns. And even though the financial sector saw a major rally unfold in the second half of the reporting period, it was not enough to offset the financial segment’s extraordinary weakness during the fourth quarter of 2008. Stock selection was less favorable in more defensive sectors like health care and consumer staples. Two major takeovers occurred within the pharmaceutical industry, and while the Fund had some exposure, it did not have as much as the benchmark index, which limited results. Sector emphasis partially offset the benefit of stock selection for the period.

Our stock selection in cyclically sensitive sectors was particularly beneficial and produced better-than-average returns within the information technology, energy, materials and consumer discretionary segments of the Fund. Also benefiting the Fund were holdings in semiconductor companies and the auto-parts company Harman International.

What is your outlook?

We believe the bear market ended for large-capitalization stocks in March of 2009, and that we are embarking on a multi-year cyclical advance in stock prices. As of the end of October 2009, the S&P 500 Index has already seen a remarkable advance. We believe it will continue into next year but at a more moderate pace. The Fund’s portfolio currently has a pro-cyclical bias, meaning we are tilted toward companies that have revenues and profits that tend to be sensitive to stronger economic growth. While we share many of the concerns around the stability of the

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

above-average unemployment, these factors should not derail an economic recovery, but will likely moderate it. We believe corporate earnings will be the determining factor in the ultimate strength of the stock market advance, since interest rates are unlikely to move systematically lower from current levels.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	AALGX	IILGX
Transfer Agent ID	017	090
Net Assets	$1,579,298,611	$174,247,239
NAV	$18.87	$19.02
NAV - High†	10/19/2009 - $20.15	10/19/2009 - $20.32
NAV - Low†	3/9/2009 - $12.34	3/9/2009 - $12.40
Number of Holdings: 174
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Balanced Fund

Gregory R. Anderson, CFA, CPA (left), Darren Bagwell, CFA (right), Michael G. Landreville, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Common stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Balanced Fund posted a total return of 16.42%, compared with a median return of 15.99% for its Lipper Mixed-Asset Target Allocation Growth peer group. The Fund’s market benchmarks, the S&P Supercomposite 1500 Index and the Barclays Capital Aggregate Bond Index, returned 10.27% and 13.79%, respectively.

What factors affected the Fund’s performance?

The Fund’s equity component returned 18.65%. Sectors contributing the most to relative outperformance included: energy, industrials, materials, technology and financials. Sectors with the weakest returns included telecommunications services and consumer staples. The Fund’s fixed-income component returned 17.31%. A main factor was our overweighting in mortgage-backed, securitized and corporate bonds, as their prices rose sharply due to investors’ increased appetite for risk. The Fund’s underweighting in Treasuries, which underperformed other fixed-income asset classes, also benefited relative performance. Treasury inflation protected securities (TIPS), which outperformed nominal U.S. Treasury securities, also assisted performance.

What is your outlook?

We think the recession ended this past summer and the unprecedented amount of government stimulus will continue to spur economic growth. We believe GDP growth will continue to benefit from manufacturers rebuilding low inventory levels. Entering 2010, we expect positive growth but it will be less than past recoveries. Despite the return of growth, unemployment will remain high for the foreseeable future, and the Federal Reserve will likely keep short-term interest rates at current low levels through the first half of 2010.

We believe that 2010 will be marked by weak consumer spending (due to de-leveraging and persistent unemployment) and soft housing markets. These weaknesses should be offset by strong export demand (spurred by a weak dollar and growing developing economy demand), stronger corporate profitability and improving capital expenditure trends—especially in technology.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We expect the equity markets to benefit from exceptional liquidity, historically low rates, better-than-anticipated earnings, and recovering risk appetites. We see emerging value in health care created by strong balance sheets, international exposure and importance to worldwide productivity efforts.

The fixed-income markets appear to be recovering from the liquidity crisis, and we expect credit spreads to continue moving closer to their long-term averages. Helping this are the Fed’s low interest rate policy, which encourages investors to move into non-Treasury bonds, and an improved outlook for the economy.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	AABFX	IBBFX
Transfer Agent ID	026	056
Net Assets	$144,049,856	$54,207,924
NAV	$10.20	$10.19
NAV- High†	10/19/2009 - $10.71	10/19/2009 - $10.69
NAV - Low†	3/9/2009 - $7.05	3/9/2009 - $7.04
Number of Holdings: 264
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Barclays Capital Aggregate Bond Index, the S&P Supercomposite 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.
**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
****	The S&P Supercomposite 1500 Index measures the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent High Yield Fund

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital by investing primarily in a diversified portfolio of high-yield corporate bonds.

The Fund typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds can have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

Thrivent High Yield Fund achieved a return of 36.32% for the one-year period ending Oct. 31, 2009, compared with a median return of 37.11% for its Lipper U.S. High Current Yield peer group. The Fund’s market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, returned 48.10%.

What factors affected the Fund’s performance?

The high-yield bond market rallied for much of the 12-month period, as investors increasingly believed that government bailouts and liquidity programs would help revive the U.S. economy and markets. The yield premium or “spread” that high-yield bonds offered over Treasury securities fell from 14.79% on Oct. 31, 2008, to 7.35% on Oct. 31, 2009. Generally speaking, as yields on high-yield bonds fell significantly, their prices increased sharply. The main reason the Fund underperformed its Lipper peer group and benchmark index was our comparatively more- conservative portfolio, a strategy that served us well during the credit crunch. Although we began adding lower-rated bonds as market conditions began to improve, we still didn’t hold as much risk as our peers. Plus, we tended to avoid the riskiest, lowest-quality bonds that rebounded strongly in the second half of the period.

Also detracting from relative performance were our underweighted positions in the financial and technology sectors, both of which performed well during the period. Fund performance benefited from the fact that we remained nearly fully invested, unlike many of our peers, with only about 1% of assets in cash. With exceptionally strong performance in the high-yield sector during the period, and meager yields on cash, remaining invested was rewarded. Also helping relative performance were our weightings and security selections within the auto and retail sectors. We held no bonds issued by General Motors, Ford or Chrysler—which were impacted by insolvency fears—and instead opted for secured bank loans to the car makers. Unlike the bonds, the loans performed quite well.

What is your outlook?

The recession appears to have ended this past summer, and we expect growth to continue into 2010 due largely to the unprecedented amount of government stimulus in the system. Growth should be strong through the remainder of 2009, as manufacturers rebuild inventory levels, and should moderate somewhat next year. Despite the return of growth, the Federal Reserve will likely keep short-term interest rates at current low levels at least through the first half of 2010.

We remain concerned about the threats to growth posed by rising unemployment, high consumer debt, increasing taxes and softening consumer demand. But with a return of

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

economic growth, we expect default rates in high-yield bonds to decline—from about 12% now to between 4% and 7% in another 12 months. A falling default rate would provide support for the high-yield market and room for a continued tightening of yield spreads, though we don’t foresee a surge in prices as seen during this period.

With our concerns about potential threats to growth and the need for some issuers to deal with inevitable problems longer term, we remain cautious on the lowest-quality securities but have moved from a defensive stance toward a more neutral position on credit risk.

We continue to see attractive opportunities to add value to the Fund by making selective investments. Even with the market’s dramatic gains of the last year, we believe that now is a good time for suitable investors to have exposure to high-yield bonds.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	LBHYX	LBHIX
Transfer Agent ID	073	473s
Net Assets	$403,710,898	$230,915,972
NAV	$4.47	$4.47
NAV - High†	10/26/2009 - $4.49	10/26/2009 - $4.49
NAV - Low†	12/16/2008 - $3.26	12/16/2008 - $3.26
Number of Holdings: 281
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Municipal Bond Fund

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation, by investing primarily in a diversified portfolio of municipal bonds.*

The Fund is subject to interest rate risk, credit risk related to an underlying issuer’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Municipal Bond Fund returned 12.48%, compared with a median return of 13.49% for its Lipper General Municipal Debt Funds peer group. The Fund’s market benchmark, the Barclays Capital Municipal Bond Index, returned 13.60%.

What factors affected the Fund’s performance?

The main reason the Fund underperformed its Lipper peer group and benchmark index was our comparatively more conservative portfolio, a strategy that served us well during the liquidity crunch. Although we began adding longer-maturity, mid-rated bonds in mid-2008, we still held less risk than our peers. Plus, we tended to avoid the riskiest, lowest-quality bonds that rebounded strongly during the second half of the period.

Municipal bond prices fell to multi-year lows just prior to the start of the period and again in mid-December as the credit crunch continued to roil the market. But the market changed course toward year-end as selling pressure abated and began a rally that, although punctuated by occasional setbacks, lasted until early October. The summer saw strong gains, as investors sought alternatives to lower-yielding Treasuries and money market funds.

Also fueling the rally was a growing fear of municipal bond scarcity, prompted as some issuers were shut out of the market by high interest rates and some took advantage of the Build America Bond Program. This federal taxable bond program became available to many municipal securities issuers and reimburses them 35% of their interest costs for certain projects.

During the period, yields fell across all maturities, but the total return was greatest in bonds at the long end of the yield curve. Lower-quality bonds generally outperformed over the entire period, but higher-rated bonds did better in the first half.

Contributing to the fund’s performance were purchases of longer-term bonds, whose yields then fell and prices rose. Also helping performance were positions in BBB- and A-rated bonds, as lower-rated bonds outperformed later in the period. But overall, the Fund had a solid allocation to shorter-term bonds and an overall bias toward high-quality issues.

What is your outlook?

We expect the economy to improve in 2010 due to the massive amount of government stimulus funds circulating around the globe. But we’re concerned about municipal bond issuers’ ability to balance budgets in the future

*Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments.

without stimulus income. If we don’t see a sustaining economic recovery by then, we could see another dip. Even so, demand for municipal bonds will likely remain strong, as tax and savings rates rise and baby boomers begin shifting their retirement portfolios from equities to fixed-income investments. With this demand, the limited bond supply could continue to support prices in the municipal market. We will continue to add risk carefully to the portfolio as opportunities arise, but we have no plans to buy bonds of the lowest grades, which could be quite volatile if the economy disappoints. We plan to maintain the Fund’s shorter duration, considering the rising likelihood of an upturn in inflation and interest rates.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	AAMBX	TMBIX
Transfer Agent ID	015	088
Net Assets	$1,246,508,298	$86,428,110
NAV	$11.15	$11.15
NAV - High†	10/5/2009 - $11.42	10/5/2009 - $11.42
NAV - Low†	12/16/2008 - $10.08	12/16/2008 - $10.08
Number of Holdings: 452
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Income Fund

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital.

The Fund is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Income Fund returned 24.03%, compared with a median return of 29.45% for its Lipper Corporate Debt BBB-Rated Funds peer group. The Fund’s market benchmark, the Barclays Capital Aggregate Bond Index, posted a return of 13.79%.

What factors affected the Fund’s performance?

Investors continued to seek safety from the liquidity crisis during the first part of the period, keeping Treasury yields low and discounting the prices of other bond types. The situation reversed in mid-March, however, as the Federal Reserve announced major plans to further ease credit markets and the Treasury announced its plan to take troubled securities off of bank balance sheets. From then until October, the prices of non-government spread-sector investments rallied.

The Federal Open Market Committee (FOMC) lowered the federal funds target interest rate from 1.00% to a range of 0.00% to 0.25% during the period. And the government continued extraordinary measures to expand its balance sheet and inject liquidity into the financial system, which significantly eased credit.

The main reasons the Fund underperformed its Lipper peer group included our holdings in floating-rate commercial mortgage-backed securities and our overweighted position in other securitized assets, including non-agency mortgage-backed securities. Although these securities recovered much of the value they lost during the liquidity crunch, they still contributed negatively to our performance. Our underweighting in high-yield bonds, which happened to outperform during the period, also limited performance. The Fund’s outperformance of its benchmark was due mainly to our overweighted position (averaging about 70% of portfolio assets) in corporate bonds, whose prices rose sharply later in the period as investors’ appetite for risk increased. Our focus on the financial segments was a strong, positive factor. Our underweighted positions in Treasury and agency securities, which underperformed as their yields increased, also benefited our performance relative to the benchmark.

What is your outlook?

The recession appears to have ended last summer, and we expect economic growth to continue into 2010 due to the unprecedented amount of government stimulus. Growth should be strong, as manufacturers rebuild their inventories, but will likely moderate next year. Unemployment will likely remain high for the foreseeable future. Thus, the Federal Reserve will likely keep short-term interest rates at current low levels into the first half of 2010. We believe the fixed-income markets are recovering from the liquidity crisis and expect credit spreads to move closer

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

to their long-term averages. Helping this are the Fed’s low interest rate policy and an improved outlook for the economy. We will maintain our overweighting in spread-sector investments and look for opportunities to add value to the Fund. Investment grade corporate bonds still appear relatively cheap on a historical basis. Also a declining default rate could provide opportunities to realize value in high-yield bonds. We expect our impacted floating rate securities to rebound further and will hold them until selling is prudent.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	LUBIX	LBIIX
Transfer Agent ID	055	455
Net Assets	$365,884,531	$383,084,521
NAV	$8.12	$8.12
NAV - High†	10/31/2009 - $8.12	10/31/2009 - $8.12
NAV - Low†	11/24/2008 - $6.67	11/24/2008 - $6.66
Number of Holdings: 430
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Core Bond Fund

Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA (right), Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation by investing primarily in a diversified portfolio of investment-grade bonds.

The Fund is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Core Bond Fund returned 17.12%, compared with a median return of 17.45% for its Lipper Intermediate Investment Grade Debt Funds peer group. The Fund’s market benchmark, the Barclays Capital Aggregate Bond Index, posted a return of 13.79%.

What factors affected the Fund’s performance?

Investors continued to seek safety from the liquidity crisis during the first part of the period, keeping Treasury yields low and discounting the prices of other bond types. The situation reversed in mid-March, however, as the Federal Reserve announced major plans to further ease credit markets, and the Treasury provided its plan to take troubled securities off banks’ balance sheets. From then until October, the prices of non-government corporate, mortgage-backed and securitized bonds rallied strongly.

The Federal Open Market Committee (FOMC) lowered the federal funds target interest rate from 1.00% to a range of 0.00% to 0.25% during the period. And the government continued extraordinary measures to expand its balance sheet and inject liquidity into the financial system, which significantly eased credit.

The Fund’s slight underperformance versus its Lipper peer group came from the floating-rate debt that backs our mortgage securities. Although these securities have recovered some of the value they lost during the liquidity crunch, they were still a negative factor.

The Fund’s outperformance of its benchmark came from our positions in corporate, asset-backed and mortgage-backed bonds, whose prices rose sharply during the second half of the period as investors’ appetite for risk increased. Performance also benefited from an underweighting in Treasury securities, which underperformed as their yields increased. The Fund’s overweighting in Treasury inflation protected securities (TIPS) also proved helpful.

What is your outlook?

We think the recession ended last summer and that the unprecedented amount of government stimulus should continue to spur economic growth into 2010. We believe that GDP growth will be strong due to manufacturers rebuilding very low inventory levels. Moving into 2010, we expect growth will be positive but slower than the fourth quarter’s GDP growth. Despite the return of growth, unemployment will likely remain high for the foreseeable future and the Federal Reserve will likely keep short-term interest rates at current low levels into mid-2010.

We believe that the fixed-income markets are recovering from the liquidity crisis and expect credit spreads to continue moving closer to their long-term averages.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Helping this are the Fed’s low interest rate policy and an improved outlook for the economy. Because spread-sector investments performed so well in the second half of the period and are closing in on long-term yield spread averages, we will look for opportunities to lower (but not eliminate) our exposure to them going forward.

We expect the value of our impacted floating-rate securities to rebound further and will continue to hold them until it appears prudent to sell them.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	AAINX	IIINX
Transfer Agent ID	016	089
Net Assets	$231,362,257	$64,026,631
NAV	$9.36	$9.36
NAV - High†	10/31/2009 - $9.36	10/31/2009 -$9.36
NAV - Low†	3/10/2009 - $7.94	3/10/2009 - $7.95
Number of Holdings: 202
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Limited Maturity Bond

Fund

Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA (right), Portfolio Co-Managers

The Fund seeks a high level of current income with stability of principal.

The Fund is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Limited Maturity Bond Fund returned 11.62%, compared with a median return of 8.18% for its Lipper Short Investment Grade Debt Funds peer group. The Barclays Capital Government/Credit 1-3 Year Bond Index, the Fund’s market benchmark, returned 6.32%.

What factors affected the Fund’s performance?

The largest factor in the Fund’s outperformance of its Lipper peer group was its underweighting in Treasury securities and overweighting in non-government spread sectors, including corporate, asset-backed and commercial mortgage-backed securities. The prices of spread-sector investments rose sharply in the second half of the period, as investors were attracted to their historically wide valuations combined with an improving economic outlook. Also benefiting the Fund’s relative performance was its positioning in Treasury inflation protected securities (TIPS), which significantly outperformed nominal U.S. Treasury securities. The Fund also gained by being nearly fully invested in bonds and having a small amount of assets in cash, which offered meager yields throughout the 12 months.

Investors continued to seek safety from the global liquidity crisis during the first part of the reporting period, keeping Treasury yields low and discounting the prices of other bond types. The situation reversed in mid-March, however, as the Federal Reserve announced major plans to further ease credit markets, and the Treasury shared plans to take troubled securities off bank balance sheets.

The Federal Open Market Committee (FOMC) lowered the federal funds target interest rate from 1.00% to a range of 0.00% to 0.25% during the period. More important was the government’s continued extraordinary measures to expand its balance sheet and inject liquidity into the financial system, which eased credit significantly.

What is your outlook?

We think the recession ended this summer and that the unprecedented amount of government stimulus in the system should continue to spur economic growth into 2010. We expect growth will slow from third quarter’s reported 3.5% annual rate of GDP growth (the Commerce Department’s advance estimate) but remain positive. Despite the return of growth, unemployment will likely remain high for the foreseeable future. Under this “jobless growth” scenario, the Federal Reserve will likely keep short-term interest rates at current low levels at least through the first half of 2010.

We believe that the fixed-income markets are well on their way to recovery from the liquidity crisis and expect the

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

improvement to continue. We expect the yield curve to remain steep and credit spreads to continue moving closer to their long-term averages. This will be due, in part, to strong demand for spread-related fixed-income investments as investors are crowded out of lower-yielding government securities and money market investments. In addition, we expect investors will continue to migrate into higher-risk investments as the outlook for the economy likely improves.

Because spread-sector investments performed so well in the second half of the period and are approaching long-term yield-spread averages, we will look for opportunities to lower our exposure to them—thus reducing, but not eliminating, our overweight to these securities.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	LBLAX	THLIX
Transfer Agent ID	076	476
Net Assets	$128,051,705	$455,557,343
NAV	$12.24	$12.23
NAV - High†	10/31/2009 - $12.24	10/31/2009 - $12.23
NAV - Low†	11/24/2008 - $11.00	11/24/2008 - $11.00
Number of Holdings: 296
† For the year ended October 31, 2009

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.

The principal risk of investing in the Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. This and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2009?

The Thrivent Money Market Fund produced a 0.61% return during the period, while its Lipper Money Market Funds Category reported a median net return of 0.33%.

What factors affected the Fund’s performance?

The Federal Open Market Committee (FOMC) lowered the federal funds target interest rate from 1.00% a range of 0.00% to 0.25% during the period. The September meeting noted that economic conditions were likely to warrant exceptionally low interest rates for an extended period.

The government undertook extraordinary measures to support liquidity across various sectors of the market, including money market securities. With the government buying massive amounts of short-term securities, supply plummeted, prices jumped and yields fell. The yield on the 30-day Treasury bill stayed low during the period, moving from 0.20% to 0.01% and actually approaching zero on several days. With yields so low, many money market funds had difficulty maintaining a positive yield for shareholders.

Benefiting our relative performance was the combination of having exposure to LIBOR-based floating-rate securities, and our decision to extend our weighted-average maturity early in the period by purchasing some longer-dated (six to nine months) securities at attractive prices. Unfortunately, most of these securities have now matured, contributing to the declining yield.

To reduce the Fund’s overall credit risk and increase liquidity, we increased our allocation to direct government-supported obligations, which at the end of the period composed approximately 35% of the Fund’s value. As the third quarter progressed, we deliberately avoided the temptation to purchase longer-dated securities that would lengthen the portfolio and boost yield. Maintaining a slightly lower weighted-average maturity than the peer group should allow our Fund to react quickly and capitalize on the potential for higher rates sometime in 2010.

Liquidity in the money market segment improved to a point that several federal programs were phased out or became unneeded during the period, with no resulting problems in the market.

What is your outlook?

We expect the Federal Reserve to keep short-term interest rates at current record-low levels at least into the first quarter of 2010 in an attempt to improve prospects for economic growth. We expect money market credit quality and liquidity to remain sound.

Two upcoming events are significant for the industry: 1) a set of proposed SEC rule changes meant to improve the safety and liquidity of money market funds; and 2) a possible new Federal Reserve program that allows the Fed to enter into repurchase agreements directly with money market funds. This program should be welcomed by the

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

industry and would give the Fed another tool to manage the overnight federal funds target rate.

As a result of the low interest rate environment—and the maturing of most of our higher-yielding fixed-agency and floating-rate securities—yields for shareholders of the Fund will unlikely exceed zero in the months ahead.

We remain optimistic, however, that the low-yield environment will not persist. Fed Funds futures currently suggest a possibility of a rate increase by June 2010. As in any interest rate environment, we continue to manage the Fund conservatively, focusing on safety and liquidity while pursuing the optimum risk-adjusted yield.

Portfolio Facts As of October 31, 2009
	Class A	Institutional Class
Ticker	AMMXX	AALXX
Transfer Agent ID	018	091
Net Assets	$1,017,335,333	$68,367,413
NAV	$1.00	$1.00
Number of Holdings: 78
† For the year ended October 31, 2009

Average Annual Total Returns[1] As of October 31, 2009

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.61%	3.01%	2.71%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.80%	3.29%	3.00%

Money Market Portfolio Yields* As of October 31, 2009

	Class A	Institutional Class
7-Day Yield	0.00%	0.00%
7-Day Effective Yield	0.00%	0.00%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current Performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
*	Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period 5/1/2009- 10/31/2009*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,192	$3.26	0.59%
Institutional Class	$1,000	$1,195	$1.34	0.24%

Hypothetical**
Class A	$1,000	$1,022	$3.01	0.59%
Institutional Class	$1,000	$1,024	$1.23	0.24%

Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,201	$3.03	0.55%
Institutional Class	$1,000	$1,204	$1.15	0.21%

Hypothetical**
Class A	$1,000	$1,022	$2.79	0.55%
Institutional Class	$1,000	$1,024	$1.06	0.21%

	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period 5/1/2009- 10/31/2009*	Annualized Expense Ratio
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,189	$2.98	0.54%
Institutional Class	$1,000	$1,192	$1.17	0.21%

Hypothetical**
Class A	$1,000	$1,022	$2.75	0.54%
Institutional Class	$1,000	$1,024	$1.08	0.21%

Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,158	$2.87	0.53%
Institutional Class	$1,000	$1,159	$1.46	0.27%

Hypothetical**
Class A	$1,000	$1,023	$2.69	0.53%
Institutional Class	$1,000	$1,024	$1.36	0.27%

Thrivent Partner Small Cap Growth Fund

Actual
Class A	$1,000	$1,143	$8.70	1.61%
Institutional Class	$1,000	$1,146	$5.91	1.09%

Hypothetical**
Class A	$1,000	$1,017	$8.19	1.61%
Institutional Class	$1,000	$1,020	$5.57	1.09%

Thrivent Partner Small Cap Value Fund

Actual
Class A	$1,000	$1,182	$8.19	1.49%
Institutional Class	$1,000	$1,186	$4.69	0.85%

Hypothetical**
Class A	$1,000	$1,018	$7.58	1.49%
Institutional Class	$1,000	$1,021	$4.33	0.85%

Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,109	$8.13	1.53%
Institutional Class	$1,000	$1,114	$4.11	0.77%

Hypothetical**
Class A	$1,000	$1,017	$7.77	1.53%
Institutional Class	$1,000	$1,021	$3.93	0.77%

Thrivent Mid Cap Growth Fund

Actual
Class A	$1,000	$1,184	$7.22	1.31%
Institutional Class	$1,000	$1,190	$2.96	0.54%

Hypothetical**
Class A	$1,000	$1,019	$6.67	1.31%
Institutional Class	$1,000	$1,022	$2.74	0.54%

Thrivent Partner Mid Cap Value Fund

Actual
Class A	$1,000	$1,194	$6.94	1.25%
Institutional Class	$1,000	$1,195	$5.36	0.97%

Hypothetical**
Class A	$1,000	$1,019	$6.38	1.25%
Institutional Class	$1,000	$1,020	$4.94	0.97%

	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period 5/1/2009- 10/31/2009*	Annualized Expense Ratio
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,172	$7.18	1.31%
Institutional Class	$1,000	$1,177	$3.98	0.73%

Hypothetical**
Class A	$1,000	$1,019	$6.67	1.31%
Institutional Class	$1,000	$1,022	$3.70	0.73%

Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$1,296	$7.55	1.30%
Institutional Class	$1,000	$1,297	$5.52	0.95%

Hypothetical**
Class A	$1,000	$1,019	$6.63	1.30%
Institutional Class	$1,000	$1,020	$4.86	0.95%

Thrivent Partner International Stock Fund

Actual
Class A	$1,000	$1,272	$8.49	1.48%
Institutional Class	$1,000	$1,275	$4.09	0.71%

Hypothetical**
Class A	$1,000	$1,018	$7.54	1.48%
Institutional Class	$1,000	$1,022	$3.63	0.71%

Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,193	$6.48	1.17%
Institutional Class	$1,000	$1,195	$4.65	0.84%

Hypothetical**
Class A	$1,000	$1,019	$5.97	1.17%
Institutional Class	$1,000	$1,021	$4.28	0.84%

Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,197	$6.32	1.14%
Institutional Class	$1,000	$1,201	$2.91	0.52%

Hypothetical**
Class A	$1,000	$1,019	$5.81	1.14%
Institutional Class	$1,000	$1,023	$2.67	0.52%

Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$1,195	$6.53	1.18%
Institutional Class	$1,000	$1,198	$3.44	0.62%

Hypothetical**
Class A	$1,000	$1,019	$6.00	1.18%
Institutional Class	$1,000	$1,022	$3.17	0.62%

Thrivent Balanced Fund

Actual
Class A	$1,000	$1,191	$6.64	1.20%
Institutional Class	$1,000	$1,195	$3.64	0.66%

Hypothetical**
Class A	$1,000	$1,019	$6.12	1.20%
Institutional Class	$1,000	$1,022	$3.35	0.66%

The accompanying Notes to Financial Statements are an integral part of this schedule.

	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period 5/1/2009- 10/31/2009*	Annualized Expense Ratio
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,194	$5.00	0.90%
Institutional Class	$1,000	$1,197	$2.53	0.46%

Hypothetical**
Class A	$1,000	$1,021	$4.60	0.90%
Institutional Class	$1,000	$1,023	$2.33	0.46%

Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,050	$4.01	0.78%
Institutional Class	$1,000	$1,051	$2.58	0.50%

Hypothetical**
Class A	$1,000	$1,021	$3.96	0.78%
Institutional Class	$1,000	$1,023	$2.54	0.50%

Thrivent Income Fund

Actual
Class A	$1,000	$1,182	$4.55	0.83%
Institutional Class	$1,000	$1,186	$2.18	0.39%

Hypothetical**
Class A	$1,000	$1,021	$4.21	0.83%
Institutional Class	$1,000	$1,023	$2.01	0.39%

Thrivent Core Bond Fund

Actual
Class A	$1,000	$1,153	$4.80	0.88%
Institutional Class	$1,000	$1,155	$2.90	0.53%

Hypothetical**
Class A	$1,000	$1,021	$4.50	0.88%
Institutional Class	$1,000	$1,023	$2.72	0.53%

Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,088	$3.76	0.71%
Institutional Class	$1,000	$1,089	$1.97	0.37%

Hypothetical**
Class A	$1,000	$1,022	$3.64	0.71%
Institutional Class	$1,000	$1,023	$1.91	0.37%

Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$2.92	0.58%
Institutional Class	$1,000	$1,001	$2.03	0.40%

Hypothetical**
Class A	$1,000	$1,022	$2.95	0.58%
Institutional Class	$1,000	$1,023	$2.05	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% total return before expenses.

PricewaterhouseCoopers LLP 225 South Sixth Street Suite 1400 Minneapolis, MN 55402 Telephone (612) 596 6000

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of

    the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Balanced Fund, Thrivent High Yield Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Limited Maturity Bond Fund, and Thrivent Money Market Fund (twenty-two of the Thrivent Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 17, 2009

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Mutual Funds (73.8%)	Value
Equity Mutual Funds (67.7%)
923,329	Thrivent Real Estate Securities Fund	$6,361,734
3,671,894	Thrivent Partner Small Cap Growth Fund[a]	30,917,351
925,017	Thrivent Partner Small Cap Value Fund	10,924,455
1,494,679	Thrivent Small Cap Stock Fund	16,964,611
1,701,165	Thrivent Mid Cap Growth Fund[a]	24,343,677
1,633,815	Thrivent Partner Mid Cap Value Fund	14,687,998
2,287,445	Thrivent Mid Cap Stock Fund	26,785,979
1,489,137	Thrivent Partner Worldwide Allocation Fund	11,496,135
6,020,293	Thrivent Partner International Stock Fund	54,363,248
6,550,377	Thrivent Large Cap Growth Fund	29,738,711
2,140,820	Thrivent Large Cap Value Fund	24,919,143
1,463,766	Thrivent Large Cap Stock Fund	27,840,821
439,203	Thrivent Equity Income Plus Fund	3,285,238

	Total Equity Mutual Funds	282,629,101

Fixed Income Mutual Funds (6.1%)
1,758,979	Thrivent High Yield Fund	7,862,636
1,359,402	Thrivent Income Fund	11,038,341
528,994	Thrivent Limited Maturity Bond Fund	6,469,600

	Total Fixed Income Mutual Funds	25,370,577

	Total Mutual Funds (cost $377,558,347)	307,999,678

Shares	Common Stock (14.6%)	Value
Consumer Discretionary (1.8%)
1,615	Aaron’s, Inc.	40,456
2,400	Abercrombie & Fitch Company	78,768
3,434	Aeropostale, Inc.[a]	128,878
4,159	Amazon.com, Inc.[a]	494,131
994	Apollo Group, Inc.[a]	56,757
3,105	Autoliv, Inc.	104,266
2,874	Bally Technologies, Inc.[a]	113,207
7,778	Best Buy Company, Inc.	296,964
2,525	Brinker International, Inc.	31,916
1,882	Buffalo Wild Wings, Inc.[a]	77,181
6,744	Career Education Corporation[a]	140,545
1,492	Carnival Corporation	43,447
3,524	Carter’s, Inc.[a]	83,166
15,252	Chico’s FAS, Inc.[a]	182,261
1,937	Cooper Tire & Rubber Company	29,559
11,599	D.R. Horton, Inc.	127,125
5,100	Darden Restaurants, Inc.	154,581
699	Deckers Outdoor Corporation[a]	62,679
4,030	Discovery Communications, Inc.[a]	110,825
3,003	Dolan Media Company[a]	35,856
2,190	Dollar Tree, Inc.[a]	98,835
8,280	Domino’s Pizza, Inc.[a]	60,775
33,050	Ford Motor Company[a]	231,350
2,466	Fortune Brands, Inc.	96,051
1,366	Fossil, Inc.[a]	36,513
4,107	Fred’s, Inc.	48,627
1,347	Fuqi International, Inc.[a]	27,600
4,300	GameStop Corporation[a]	104,447

Shares	Common Stock (14.6%)	Value
Consumer Discretionary (1.8%)
1,450	Gaylord Entertainment Company[a]	$21,794
1,259	Genuine Parts Company	44,052
4,289	Guess ?, Inc.	156,763
6,049	Harman International Industries, Inc.	227,503
5,419	Home Depot, Inc.	135,963
5,035	International Game Technology	89,824
5,595	Jarden Corporation	153,247
6,349	KB Home	90,029
9,960	Kohl’s Corporation[a]	569,911
9,388	Leapfrog Enterprises, Inc.[a]	30,980
2,385	Lincoln Educational Services[a]	47,271
1,464	LKQ Corporation[a]	25,283
5,157	Macy’s, Inc	90,608
4,116	MarineMax, Inc.[a]	28,030
2,777	McGraw-Hill Companies, Inc.	79,922
44,369	Melco Crown Entertainment, Ltd.[a]	220,070
1,584	Men’s Wearhouse, Inc.	36,701
1,350	Omnicom Group, Inc.	46,278
1,353	P.F. Chang’s China Bistro, Inc.[a]	39,494
3,284	Panera Bread Company[a]	196,974
3,244	Penn National Gaming, Inc.[a]	81,522
383	Priceline.com, Inc.[a]	60,434
2,900	RadioShack Corporation	48,981
818	Sherwin-Williams Company	46,659
10,327	Shuffle Master, Inc.[a]	80,654
803	Starwood Hotels & Resorts Worldwide, Inc.	23,335
6,696	Target Corporation	324,287
1,358	Tiffany & Company	53,356
16,649	Time Warner, Inc.	501,468
8,591	Toll Brothers, Inc.[a]	148,796
1,210	Tupperware Brands Corporation	54,474
550	Valassis Communications, Inc.[a]	10,027
2,647	Virgin Media, Inc.	36,979
2,887	Walt Disney Company	79,017
1,757	Warnaco Group, Inc.[a]	71,211
11,417	Warner Music Group Corporation[a]	65,762
1,446	Winnebago Industries, Inc.[a]	16,629
7,266	WMS Industries, Inc.[a]	290,495
1,157	Wolverine World Wide, Inc.	29,596

	Total Consumer Discretionary	7,451,145

Consumer Staples (0.8%)
4,008	Altria Group, Inc.	72,585
1,184	American Italian Pasta Company[a]	32,169
4,129	Bare Escentuals, Inc.[a]	52,149
4,043	Calavo Growers, Inc.	72,167
3,221	Casey’s General Stores, Inc.	101,558
2,498	Central European Distribution Corporation[a]	77,713
15,367	CVS Caremark Corporation	542,455
2,158	Elizabeth Arden, Inc.[a]	22,983
4,455	Flowers Foods, Inc.	104,069
2,788	General Mills, Inc.	183,785
3,568	Herbalife, Ltd.	120,063
1,868	J.M. Smucker Company	98,500
1,685	Kimberly-Clark Corporation	103,055

The accompanying Notes to Financial Statements are an integral part of this schedule.
53

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (14.6%)	Value
Consumer Staples (0.8%) - continued
4,702	Kraft Foods, Inc.	$129,399
3,387	Kroger Company	78,341
8,692	PepsiCo, Inc.	526,301
2,083	Philip Morris International, Inc.	98,651
7,226	Procter & Gamble Company	419,108
6,660	TreeHouse Foods, Inc.[a]	249,084
8,552	Tyson Foods, Inc.	107,071
2,000	Walgreen Company	75,660

	Total Consumer Staples	3,266,866

Energy (1.5%)
10,635	Alpha Natural Resources, Inc.[a]	361,271
872	Anadarko Petroleum Corporation	53,131
1,291	Apache Corporation	121,509
1,482	Arch Coal, Inc.	32,100
2,807	Atlas Energy, Inc.	73,487
1,855	Cabot Oil & Gas Corporation	71,362
3,368	Carrizo Oil & Gas, Inc.[a]	78,070
2,561	Chevron Corporation	196,019
1,597	Cimarex Energy Company	62,539
5,250	Complete Production Services, Inc.[a]	50,033
3,305	Comstock Resources, Inc.[a]	135,803
3,997	ConocoPhillips	200,570
5,717	Devon Energy Corporation	369,947
997	Dresser-Rand Group, Inc.[a]	29,382
4,516	EOG Resources, Inc.	368,777
2,117	Exxon Mobil Corporation	151,725
5,345	Forest Oil Corporation[a]	104,762
4,258	Global Industries, Ltd.[a]	31,041
11,664	Halliburton Company	340,705
3,797	Helmerich & Payne, Inc.	144,362
3,132	Holly Corporation	90,859
3,039	Massey Energy Company	88,405
20,161	Nabors Industries, Ltd.[a]	419,954
4,095	National Oilwell Varco, Inc.[a]	167,854
5,200	Noble Corporation	211,848
2,030	Occidental Petroleum Corporation	154,036
2,736	Oil States International, Inc.[a]	94,228
17,531	Patterson-UTI Energy, Inc.	273,133
5,311	Petroleo Brasileiro SA ADR	245,474
3,726	Petroleum Development Corporation[a]	62,224
4,258	Rosetta Resources, Inc.[a]	57,611
970	RPC, Inc.	9,070
11,619	SandRidge Energy, Inc.[a]	118,862
6,720	Schlumberger, Ltd.	417,984
2,883	Seahawk Drilling, Inc.[a]	77,841
3,146	Southern Union Company	61,567
5,992	Southwestern Energy Company[a]	261,131
4,275	Superior Energy Services, Inc.[a]	92,383
2,167	T-3 Energy Services, Inc.[a]	43,383
6,362	Tesco Corporation[a]	55,222
8,022	TETRA Technologies, Inc.[a]	75,888
919	Total SA ADR	55,204
1,920	Ultra Petroleum Corporation[a]	93,216
4,596	Union Drilling, Inc.[a]	35,113
5,703	Willbros Group, Inc.[a]	74,937
1,139	World Fuel Services Corporation	57,918
3,004	XTO Energy, Inc.	124,846

	Total Energy	6,496,786

Shares	Common Stock (14.6%)	Value
Financials (2.4%)
1,201	ACE, Ltd.[a]	$61,683
1,135	Affiliated Managers Group, Inc.[a]	72,061
3,147	Allstate Corporation	93,057
1,625	Altisource Portfolio Solutions SAa	24,781
8,191	American Equity Investment Life Holding Company	53,815
2,600	American Express Company	90,584
1,495	American Financial Group, Inc.	36,777
5,535	Ameriprise Financial, Inc.	191,898
445	Arch Capital Group, Ltd.[a]	29,980
1,157	Aspen Insurance Holdings, Ltd.	29,851
1,620	BancorpSouth, Inc.	36,580
21,699	Bank of America Corporation	316,371
3,450	Bank of New York Mellon Corporation	91,977
5,566	Cardinal Financial Corporation	45,363
2,389	Cash America International, Inc.	72,291
19,389	Citigroup, Inc.	79,301
2,888	Colonial Properties Trust	30,411
1,790	Comerica, Inc.	49,673
2,679	Commerce Bancshares, Inc.	102,766
5,632	Cousins Properties, Inc.	41,226
1,597	Delphi Financial Group, Inc.	34,655
2,834	Dollar Financial Corporation[a]	53,194
3,328	Duff & Phelps Corporation	57,208
6,764	Duke Realty Corporation	76,027
5,482	DuPont Fabros Technology, Inc.[a]	82,669
6,358	East West Bancorp, Inc.	57,413
2,419	Eaton Vance Corporation	68,675
5,103	Endurance Specialty Holdings, Ltd.	183,657
6,224	Equity One, Inc.	92,862
1,513	Evercore Partners, Inc.	49,384
387	Everest Re Group, Ltd.	33,859
13,230	FBR Capital Markets Corporation[a]	80,703
4,938	Fifth Third Bancorp	44,146
9,270	First Industrial Realty Trust, Inc.	40,325
4,489	First Mercury Financial Corporation	57,010
5,909	First Niagara Financial Group, Inc.	75,872
400	Franklin Resources, Inc.	41,852
4,271	Goldman Sachs Group, Inc.	726,796
1,497	Hancock Holding Company	54,296
4,684	Hanover Insurance Group, Inc.	197,009
1,758	Hartford Financial Services Group, Inc.	43,106
12,617	HCC Insurance Holdings, Inc.	332,963
2,249	Home Bancshares, Inc.	48,646
12,455	Host Marriott Corporation	125,920
3,975	IntercontinentalExchange, Inc.[a]	398,255
9,517	Invesco, Ltd.	201,285
3,300	iShares Russell 2000 Index Fund	185,955
1,851	iShares Russell Microcap Index Fund	66,358
23,104	J.P. Morgan Chase & Company	965,054
965	KBW, Inc.[a]	27,020
3,284	Kite Realty Group Trust	12,184
3,995	Knight Capital Group, Inc.[a]	67,316
805	LaSalle Hotel Properties	13,814
2,618	Lazard, Ltd.	98,829
6,576	Maiden Holdings, Ltd.	45,572
8,789	Marshall & Ilsley Corporation	46,757
3,577	Max Capital Group, Ltd.	73,865

The accompanying Notes to Financial Statements are an integral part of this schedule.
54

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (14.6%)	Value
Financials (2.4%) - continued
7,105	Meadowbrook Insurance Group, Inc.	$47,817
1,552	MetLife, Inc.	52,815
8,485	MGIC Investment Corporation[a]	36,570
9,528	Morgan Stanley	306,039
1,975	Nelnet, Inc.[a]	27,709
11,393	New York Community Bancorp, Inc.	123,044
1,181	Northern Trust Corporation	59,345
5,575	Ocwen Financial Corporation[a]	60,935
4,396	optionsXpress Holdings, Inc.	68,709
1,340	PartnerRe, Ltd.	102,483
2,710	PHH Corporation[a]	43,794
805	Platinum Underwriters Holdings, Ltd.	28,795
1,734	PNC Financial Services Group, Inc.	84,862
1,386	Principal Financial Group, Inc.	34,705
2,091	Prosperity Bancshares, Inc.	74,837
2,812	Protective Life Corporation	54,131
4,438	Prudential Financial, Inc.	200,731
1,620	Rayonier, Inc. REIT	62,500
1,393	Renasant Corporation	20,394
3,012	SEI Investments Company	52,620
1,682	Signature Bank[a]	53,084
5,544	State Street Corporation	232,737
523	Stifel Financial Corporation[a]	27,175
9,028	Sunstone Hotel Investors, Inc.[a]	68,161
2,897	SVB Financial Group[a]	119,501
12,588	TD Ameritrade Holding Corporation[a]	242,948
2,834	Texas Capital Bancshares, Inc.[a]	41,291
623	Tower Bancorp, Inc.	14,055
3,149	Travelers Companies, Inc.	156,789
1,582	Univest Corporation of Pennsylvania	30,422
2,276	Validus Holdings, Ltd.	57,583
10,637	W.R. Berkley Corporation	262,947
2,954	Waddell & Reed Financial, Inc.	82,889
10,741	Washington Federal, Inc.	184,208
15,579	Wells Fargo & Company	428,734
2,501	Westamerica Bancorporation	119,548
2,536	XL Capital, Ltd.	41,616
6,756	Zions Bancorporation	95,665

	Total Financials	10,213,145

Health Care (2.0%)
1,004	Alcon, Inc.	143,361
4,036	Allergan, Inc.	227,025
1,286	American Medical Systems Holdings, Inc.[a]	19,830
1,664	Auxilium Pharmaceuticals, Inc.[a]	52,349
7,809	Baxter International, Inc.	422,155
2,982	Beckman Coulter, Inc.	191,832
8,798	BioMarin Pharmaceutical, Inc.[a]	136,897
605	Bio-Rad Laboratories, Inc.[a]	54,081
40,673	Boston Scientific Corporation[a]	330,265
1,776	C.R. Bard, Inc.	133,324
2,131	Catalyst Health Solutions, Inc.[a]	66,849
6,705	Celgene Corporation[a]	342,290
587	Cerner Corporation[a]	44,635

Shares	Common Stock (14.6%)	Value
Health Care (2.0%) - continued
2,049	Charles River Laboratories International, Inc.[a]	$74,829
1,597	Chemed Corporation	72,376
5,918	Community Health Systems, Inc.[a]	185,115
6,348	Coventry Health Care, Inc.[a]	125,881
12,323	Covidien, Ltd.	519,045
881	Dionex Corporation[a]	59,802
1,600	Emergency Medical Services Corporation[a]	76,832
5,904	Endologix, Inc.[a]	28,103
8,995	Gilead Sciences, Inc.[a]	382,737
4,543	Healthsouth Corporation[a]	66,373
1,166	Henry Schein, Inc.[a]	61,600
7,962	Hologic, Inc.[a]	117,678
1,131	Hospira, Inc.[a]	50,488
1,815	ICON plc ADR[a]	44,831
2,220	Invacare Corporation	49,795
3,399	inVentiv Health, Inc.[a]	57,715
3,398	Johnson & Johnson	200,652
3,320	Kinetic Concepts, Inc.[a]	110,191
13,273	King Pharmaceuticals, Inc.[a]	134,455
2,380	LHC Group, Inc.[a]	66,426
5,997	Lincare Holdings, Inc.[a]	188,366
2,687	Masimo Corporation[a]	71,394
3,742	MedAssets, Inc.[a]	82,099
6,222	Medco Health Solutions, Inc.[a]	349,179
2,447	Medicis Pharmaceutical Corporation	51,803
1,535	Mednax, Inc.[a]	79,697
4,055	Medtronic, Inc.	144,764
1,932	NuVasive, Inc.[a]	70,112
2,038	Owens & Minor, Inc.	83,334
2,278	Perrigo Company	84,719
38,875	Pfizer, Inc.	662,041
1,742	RehabCare Group, Inc.[a]	32,663
3,591	Savient Pharmaceuticals, Inc.[a]	45,247
1,859	Shire Pharmaceuticals Group plc ADR	99,085
2,870	STERIS Corporation	83,976
4,605	Syneron Medical, Ltd.[a]	50,655
10,786	Thermo Fisher Scientific, Inc.[a]	485,370
1,637	Thoratec Corporation[a]	42,988
2,483	Triple-S Management Corporation[a]	41,466
5,039	United Therapeutics Corporation[a]	214,359
12,253	UnitedHealth Group, Inc.	317,965
1,139	Universal Health Services, Inc.	63,385
1,971	Varian Medical Systems, Inc.[a]	80,772
3,593	Vertex Pharmaceuticals, Inc.[a]	120,581
1,829	Watson Pharmaceuticals, Inc.[a]	62,954

	Total Health Care	8,258,791

Industrials (1.6%)
1,480	3M Company	108,884
2,772	AAON, Inc.	49,924
11,944	AirTran Holdings, Inc.[a]	50,523
1,226	Alliant Techsystems, Inc.[a]	95,358
1,410	Avery Dennison Corporation	50,267
7,396	BE Aerospace, Inc.[a]	131,131
3,551	Beacon Roofing Supply, Inc.[a]	50,992
9,446	Bowne & Company, Inc.[a]	61,682
841	Bucyrus International, Inc.	37,357

The accompanying Notes to Financial Statements are an integral part of this schedule.
55

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (14.6%)	Value
Industrials (1.6%) - continued
881	Caterpillar, Inc.	$48,508
4,525	Chicago Bridge and Iron Company	85,115
1,428	Copa Holdings SA	60,304
3,951	CSX Corporation	166,653
2,153	Curtiss-Wright Corporation	64,202
3,318	Danaher Corporation	226,387
32,211	Delta Air Lines, Inc.[a]	229,987
4,369	Deluxe Corporation	62,171
4,817	Dover Corporation	181,505
4,176	DynCorp International, Inc.[a]	70,992
1,529	Eaton Corporation	92,428
1,246	EMCOR Group, Inc.[a]	29,431
3,190	EnerSys[a]	70,499
3,434	FedEx Corporation	249,617
4,400	Foster Wheeler AGa	123,156
1,050	FTI Consulting, Inc.[a]	42,850
2,073	Gardner Denver, Inc.[a]	74,441
1,464	Genco Shipping & Trading, Ltd.	29,119
427	General Cable Corporation[a]	13,297
1,528	General Dynamics Corporation	95,806
17,944	General Electric Company	255,881
5,655	Great Lakes Dredge & Dock Company	34,665
2,683	Griffon Corporation[a]	23,530
943	Heico Corporation	35,862
3,903	Honeywell International, Inc.	140,079
3,750	IDEX Corporation	106,613
1,936	Ingersoll-Rand plc	61,158
7,074	Iridium Communications, Inc.[a]	62,959
3,079	Knight Transportation, Inc.	49,387
1,157	Landstar System, Inc.	40,773
1,041	Lennox International, Inc.	35,050
19,201	Manitowoc Company, Inc.	175,497
1,329	Manpower, Inc.	63,008
1,103	Middleby Corporation[a]	49,977
11,392	Monster Worldwide, Inc.[a]	165,412
5,497	Navistar International Corporation[a]	182,171
7,183	Oshkosh Corporation	224,541
4,166	Pall Corporation	132,229
3,332	Parker Hannifin Corporation	176,463
821	Precision Castparts Corporation	78,307
4,520	Protection One, Inc.[a]	24,318
1,442	Raytheon Company	65,294
1,210	Robert Half International, Inc.	28,072
2,980	Rockwell Collins, Inc.	150,132
2,327	Roper Industries, Inc.	117,630
5,488	SmartHeat, Inc.[a]	49,063
2,613	SPX Corporation	137,914
2,149	Sykes Enterprises, Inc.[a]	51,017
2,687	Teledyne Technologies, Inc.[a]	91,788
1,410	Triumph Group, Inc.	66,002
3,325	Tyco International, Ltd.	111,554
19,300	UAL Corporation[a]	125,643
6,016	Union Pacific Corporation	331,722
6,172	United Technologies Corporation	379,269
5,605	Werner Enterprises, Inc.	105,094
2,206	WESCO International, Inc.[a]	56,385
3,186	Woodward Governor Company	74,903

	Total Industrials	6,711,948

Shares	Common Stock (14.6%)	Value
Information Technology (3.1%)
5,842	ADC Telecommunications, Inc.[a]	$37,915
2,625	ADTRAN, Inc.	60,480
8,262	Advanced Micro Devices, Inc.[a]	38,005
3,549	Akamai Technologies, Inc.[a]	78,078
4,799	Altera Corporation	94,972
5,727	Apple, Inc.[a]	1,079,540
2,483	AsiaInfo Holdings, Inc.[a]	54,775
69,767	Atmel Corporation[a]	259,533
2,116	Avnet, Inc.[a]	52,434
2,142	Brightpoint, Inc.[a]	15,787
9,135	CIENA Corporation[a]	107,154
30,558	Cisco Systems, Inc.[a]	698,250
1,895	CommVault Systems, Inc.[a]	37,331
42,279	Compuware Corporation[a]	298,490
6,265	Comtech Group, Inc.[a]	35,147
2,932	Corning, Inc.	42,837
1,869	DTS, Inc.[a]	52,799
8,600	EarthLink, Inc.	69,660
7,724	eBay, Inc.[a]	172,013
6,946	F5 Networks, Inc.[a]	311,806
10,634	FalconStor Software, Inc.[a]	35,411
8,109	Finisar Corporation[a]	60,412
8,342	Flextronics International, Ltd.[a]	54,056
10,080	FormFactor, Inc.[a]	171,259
1,905	Google, Inc.[a]	1,021,309
5,800	Hewlett-Packard Company	275,268
28,858	Intel Corporation	551,476
1,896	International Business Machines Corporation	228,677
4,725	Jabil Circuit, Inc.	63,221
1,922	JDA Software Group, Inc.[a]	38,132
3,011	Juniper Networks, Inc.[a]	76,811
2,358	KLA-Tencor Corporation	76,659
4,943	Lam Research Corporation[a]	166,678
26,651	Lattice Semiconductor Corporation[a]	50,903
2,278	Lender Processing Services, Inc.	90,664
7,960	Limelight Networks, Inc.[a]	27,780
1,032	ManTech International Corporation[a]	45,264
5,611	Marvell Technology Group, Ltd.[a]	76,983
14,344	Maxim Integrated Products, Inc.	239,114
2,318	Mellanox Technologies, Ltd.[a]	40,449
6,362	Mentor Graphics Corporation[a]	46,443
17,500	Microsoft Corporation	485,275
3,546	MIPS Technologies, Inc.[a]	14,007
1,102	Multi-Fineline Electronix, Inc.[a]	30,030
2,705	Netezza Corporation[a]	24,994
1,937	Nokia Oyj ADR	24,426
3,345	Novellus Systems, Inc.[a]	68,840
5,139	Nuance Communications, Inc.[a]	67,372
15,900	ON Semiconductor Corporation[a]	106,371
24,109	Oracle Corporation	508,700
1,551	Palm, Inc.[a]	18,007
3,488	Paychex, Inc.	99,094
7,813	PMC-Sierra, Inc.[a]	66,567
8,124	Polycom, Inc.[a]	174,422
4,209	QLogic Corporation[a]	73,826
16,804	QUALCOMM, Inc.	695,854
3,232	Research in Motion, Ltd.[a]	189,815
4,236	Skyworks Solutions, Inc.[a]	44,181
13,183	Smart Modular Technologies (WWH), Inc.[a]	53,523

The accompanying Notes to Financial Statements are an integral part of this schedule.
56

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (14.6%)	Value
Information Technology (3.1%) - continued
2,807	Solera Holdings, Inc.	$90,442
6,641	STEC, Inc.[a]	141,586
3,563	Sybase, Inc.[a]	140,952
15,905	Symantec Corporation[a]	279,610
1,437	Synaptics, Inc.[a]	32,332
10,647	Tellabs, Inc.[a]	64,095
40,409	Teradyne, Inc.[a]	338,223
3,665	Texas Instruments, Inc.	85,944
25,651	TIBCO Software, Inc.[a]	224,446
9,886	TriQuint Semiconductor, Inc.[a]	53,286
6,596	TTM Technologies, Inc.[a]	67,081
5,626	Tyco Electronics, Ltd.	119,553
6,087	ValueClick, Inc.[a]	59,896
2,082	Varian Semiconductor Equipment Associates, Inc.[a]	59,108
8,435	Visa, Inc.	639,036
3,866	Vishay Intertechnology, Inc.[a]	24,085
5,109	Western Union Company	92,831
10,715	Xilinx, Inc.	233,051
14,818	Yahoo!, Inc.[a]	235,606
4,508	Zebra Technologies Corporation[a]	112,700
5,597	Zoran Corporation[a]	49,645

	Total Information Technology	12,922,787

Materials (0.8%)
2,954	Air Products and Chemicals, Inc.	227,842
8,802	Albemarle Corporation	277,967
4,868	Allied Nevada Gold Corporation[a]	46,489
3,216	Ball Corporation	158,645
4,736	Barrick Gold Corporation	170,164
1,121	CF Industries Holdings, Inc.	93,323
6,314	Commercial Metals Company	93,700
7,256	Crown Holdings, Inc.[a]	193,372
1,214	Domtar Corporation[a]	50,854
1,650	E.I. du Pont de Nemours and Company	52,503
988	FMC Corporation	50,487
3,409	Freeport-McMoRan Copper & Gold, Inc.[a]	250,084
1,726	Horsehead Holding Corporation[a]	16,449
2,465	Innophos Holdings, Inc.	47,698
5,100	International Paper Company	113,781
2,741	Myers Industries, Inc.	24,039
7,214	Owens-Illinois, Inc.[a]	229,982
11,351	Packaging Corporation of America	207,496
3,017	Pactiv Corporation[a]	69,663
2,081	Pan American Silver Corporation[a]	43,535
600	Potash Corporation of Saskatchewan, Inc.	55,668
857	PPG Industries, Inc.	48,361
1,257	Praxair, Inc.	99,856
4,635	RTI International Metals, Inc.[a]	95,991
7,750	Sealed Air Corporation	149,033
4,573	Silgan Holdings, Inc.	245,799
4,544	Steel Dynamics, Inc.	60,844
1,513	Terra Industries, Inc.	48,068
273	Walter Energy, Inc.	15,970

	Total Materials	3,237,663

Shares	Common Stock (14.6%)	Value
Telecommunications Services (0.2%)
5,490	Alaska Communication Systems Group, Inc.	$42,712
14,614	Alcatel-Lucent ADR[a]	53,926
9,420	American Tower Corporation[a]	346,844
4,934	AT&T, Inc.	126,656
2,425	Iowa Telecommunications Services, Inc.	28,542
40,319	Qwest Communications International, Inc.	144,745
3,114	Syniverse Holdings, Inc.[a]	53,343
3,853	Telephone and Data Systems, Inc.	114,126
3,527	Verizon Communications, Inc.	104,364

	Total Telecommunications Services	1,015,258

Utilities (0.4%)
2,850	Alliant Energy Corporation	75,696
1,308	American States Water Company	43,360
3,528	Avista Corporation	66,891
4,229	DPL, Inc.	107,163
899	Energen Corporation	39,448
1,978	Entergy Corporation	151,752
2,342	EQT Corporation	98,036
3,187	FirstEnergy Corporation	137,933
1,195	FPL Group, Inc.	58,675
2,096	Mirant Corporation[a]	29,302
2,023	National Fuel Gas Company	91,723
1,731	Nicor, Inc.	64,185
8,413	NV Energy, Inc.	96,413
1,646	OGE Energy Corporation	54,680
3,076	Pepco Holdings, Inc.	45,925
6,497	Portland General Electric Company	120,779
868	Southwest Gas Corporation	21,691
6,208	UGI Corporation	148,247
979	WGL Holdings, Inc.	32,366
2,197	Xcel Energy, Inc.	41,392

	Total Utilities	1,525,657

	Total Common Stock (cost $62,742,259)	61,100,046

Principal Amount	Long-Term Fixed Income (2.4%)	Value
Asset-Backed Securities (0.2%)
	J.P. Morgan Mortgage Trust
1,000,000	5.461%, 10/25/2036	794,788

	Total Asset-Backed Securities	794,788

Collateralized Mortgage Obligations (0.2%)
	Sequoia Mortgage Trust
246,292	5.770%, 9/20/2046	96,195
	WaMu Mortgage Pass Through Certificates
498,127	6.038%, 10/25/2036	404,211

The accompanying Notes to Financial Statements are an integral part of this schedule.
57

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (2.4%)	Value
Collateralized Mortgage Obligations - continued (0.2%)
	Washington Mutual Mortgage Pass-Through Certificates
$359,510	5.922%, 9/25/2036	$299,390

	Total Collateralized Mortgage Obligations	799,796

Commercial Mortgage-Backed Securities (1.6%)
	Banc of America Commercial Mortgage, Inc.
300,000	5.356%, 10/10/2045	265,657
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	911,480
600,000	5.694%, 6/11/2050	557,346
	Citigroup/Deutsche Bank Commercial Mortgage Pass-Through Certificates
400,000	5.617%, 10/15/2048	398,894
	Credit Suisse Mortgage Capital Certificates
400,000	5.467%, 9/15/2039	349,010
	GS Mortgage Securities Corporation II
1,000,000	4.761%, 7/10/2039	929,878
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,000,000	5.814%, 6/12/2043	977,341
1,250,000	5.336%, 5/15/2047	1,124,994
	LB-UBS Commercial Mortgage Trust
600,000	5.866%, 9/15/2045	545,990
	Morgan Stanley Capital I, Inc.
800,000	4.970%, 4/14/2040	800,689

	Total Commercial Mortgage-Backed Securities	6,861,279

U.S. Government and Agencies (0.4%)
	U.S. Treasury Notes
1,500,000	0.875%, 12/31/2010[b]	1,507,032

	Total U.S. Government and Agencies	1,507,032

	Total Long-Term Fixed Income (cost $9,235,662)	9,962,895

Shares or Principal Amount	Short-Term Investments (9.4%)[c]	Value
	Federal Home Loan Bank Discount Notes
15,000,000	0.070%, 11/20/2009	14,999,446
3,000,000	0.060%, 11/25/2009	2,999,880
2,200,000	0.200%, 3/17/2010[b]	2,198,366
	Federal Home Loan Mortgage Corporation Discount Notes
4,000,000	0.070%, 11/9/2009	3,999,938

Shares or Principal Amount	Short-Term Investments (9.4%)[c]	Value
	Federal National Mortgage Association Discount Notes
$5,831,000	0.075%, 11/18/2009	$5,830,793
2,930,202	Thrivent Money Market Fund Yorktown Capital, LLC	2,930,202
6,205,000	0.100%, 11/2/2009	6,204,983

	Total Short-Term Investments (at amortized cost)	39,163,608

	Total Investments (cost $488,699,876) 100.2%	$418,226,227

	Other Assets and Liabilities, Net (0.2%)	(772,962)

	Total Net Assets 100.0%	$417,453,265

a	Non-income producing security.
b	At October 31, 2009, $3,705,398 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,434,244
Gross unrealized depreciation	(78,040,141)

Net unrealized appreciation (depreciation)	($74,605,897)

Cost for federal income tax purposes	$492,832,124

The accompanying Notes to Financial Statements are an integral part of this schedule.
58

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Aggressive Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	282,629,101	282,629,101	–	–
Fixed Income Mutual Funds	25,370,577	25,370,577	–	–

Common Stock
Consumer Discretionary	7,451,145	7,451,145	–	–
Consumer Staples	3,266,866	3,266,866	–	–
Energy	6,496,786	6,496,786	–	–
Financials	10,213,145	10,213,145	–	–
Health Care	8,258,791	8,258,791	–	–
Industrials	6,711,948	6,711,948	–	–
Information Technology	12,922,787	12,922,787	–	–
Materials	3,237,663	3,237,663	–	–
Telecommunications Services	1,015,258	1,015,258	–	–
Utilities	1,525,657	1,525,657	–	–

Long-Term Fixed Income
Asset-Backed Securities	794,788	–	794,788	–
Collateralized Mortgage Obligations	799,796	–	799,796	–
Commercial Mortgage-Backed Securities	6,861,279	–	6,861,279	–
U.S. Government and Agencies	1,507,032	–	1,507,032	–
Short-Term Investments	39,163,608	2,930,202	36,233,406	–

Total	$418,226,227	$372,029,926	$46,196,301	$–

Other Financial Instruments*	($775,535)	($722,064)	($53,471)	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	85	December 2009	$6,499,334	$6,391,575	($107,759)
Russell 2000 Index Mini-Futures	190	December 2009	11,070,873	10,674,200	(396,673)
S&P 400 Index Mini-Futures	174	December 2009	11,618,460	11,438,760	(179,700)
S&P 500 Index Futures	29	December 2009	7,527,182	7,489,250	(37,932)
Total Futures Contracts					($722,064)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$470,000	($48,216)	$28,206	($20,010)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	470,000	(46,535)	28,207	(18,328)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	6/20/2014	235,000	(29,237)	14,104	(15,133)
Total Credit Default Swaps					$70,517	($53,471)

1	As the buyer of protection, Aggressive Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Aggressive Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

The accompanying Notes to Financial Statements are an integral part of this schedule.
59

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

2	The maximum potential amount of future payments Aggressive Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	722,064
Total Equity Contracts		722,064

Credit Contracts
Credit Default Swap	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	53,471
Total Credit Contracts		53,471

Total Liability Derivatives		$775,535

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	9,478,948

Total Equity Contracts		9,478,948

Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(18,742)

Total Credit Contracts		(18,742)

Total		$9,460,206

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(859,426)
Total Equity Contracts		(859,426)
Credit Contracts
Credit Default Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	(53,471)
Total Credit Contracts		(53,471)

Total		($912,897)

The accompanying Notes to Financial Statements are an integral part of this schedule.
60

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$26,726,831	7.8%	N/A	N/A
Credit Contracts	N/A	N/A	$258,242	0.1%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Real Estate Securities	$5,624,127	$1,143,154	$310,011	923,329	$6,361,734	$274,814
Partner Small Cap Growth	27,260,188	2,206,270	826,697	3,671,894	30,917,351	–
Partner Small Cap Value	9,385,012	1,450,330	310,011	925,017	10,924,455	119,068
Small Cap Stock	29,949,849	3,019,339	16,033,371	1,494,679	16,964,611	261,502
Mid Cap Growth	18,104,754	1,930,486	723,360	1,701,165	24,343,677	–
Partner Mid Cap Value	12,107,922	1,252,054	413,349	1,633,815	14,687,998	148,919
Mid Cap Stock	28,856,990	6,340,805	16,098,271	2,287,445	26,785,979	345,621
Partner Worldwide Allocation	1,009,633	9,487,546	1,427,122	1,489,137	11,496,135	99,223
Partner International Stock	44,711,623	1,452,574	–	6,020,293	54,363,248	1,452,574
Large Cap Growth	45,350,028	3,203,142	26,441,576	6,550,377	29,738,711	169,521
Large Cap Value	28,355,981	5,565,804	11,130,315	2,140,820	24,919,143	807,966
Large Cap Stock	24,233,056	2,717,175	923,641	1,463,766	27,840,821	510,905
Equity Income Plus	3,182,645	82,843	19,389	439,203	3,285,238	82,843
High Yield	7,127,068	1,229,068	2,232,279	1,758,979	7,862,636	732,564
Income	11,017,674	1,426,197	3,292,427	1,359,402	11,038,341	685,852
Limited Maturity Bond	8,176,698	1,076,019	3,316,227	528,994	6,469,600	331,264
Money Market	8,732,303	98,119,616	103,921,717	2,930,202	2,930,202	90,958
Total Value and Income Earned	313,185,551				310,929,880	6,113,594

The accompanying Notes to Financial Statements are an integral part of this schedule.
61

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Mutual Funds (79.9%)	Value
Equity Mutual Funds (57.6%)
3,752,641	Thrivent Real Estate Securities Fund	$25,855,699
3,113,015	Thrivent Partner Small Cap Growth Fund[a]	26,211,582
2,087,473	Thrivent Partner Small Cap Value Fund	24,653,053
1,296,823	Thrivent Small Cap Stock Fund	14,718,943
1,735,627	Thrivent Mid Cap Growth Fund[a]	24,836,822
3,921,922	Thrivent Partner Mid Cap Value Fund	35,258,079
5,086,368	Thrivent Mid Cap Stock Fund	59,561,371
5,377,373	Thrivent Partner Worldwide Allocation Fund	41,513,316
10,178,151	Thrivent Partner International Stock Fund	91,908,705
14,005,506	Thrivent Large Cap Growth Fund	63,584,998
6,961,003	Thrivent Large Cap Value Fund	81,026,077
3,313,690	Thrivent Large Cap Stock Fund	63,026,376
1,098,304	Thrivent Equity Income Plus Fund	8,215,315

	Total Equity Mutual Funds	560,370,336

Fixed Income Mutual Funds (22.3%)
12,395,964	Thrivent High Yield Fund	55,409,958
14,721,236	Thrivent Income Fund	119,536,437
3,469,805	Thrivent Limited Maturity Bond Fund	42,435,720

	Total Fixed Income Mutual Funds	217,382,115

	Total Mutual Funds (cost $926,496,108)	777,752,451

Shares	Common Stock (10.6%)	Value
Consumer Discretionary (1.3%)
2,153	Aaron’s, Inc.	53,933
2,800	Abercrombie & Fitch Company	91,896
5,805	Aeropostale, Inc.[a]	217,862
4,991	Amazon.com, Inc.[a]	592,981
1,152	Apollo Group, Inc.[a]	65,779
5,653	Autoliv, Inc.	189,828
3,832	Bally Technologies, Inc.[a]	150,942
9,294	Best Buy Company, Inc.	354,845
7,575	Brinker International, Inc.	95,748
2,509	Buffalo Wild Wings, Inc.[a]	102,894
11,256	Career Education Corporation[a]	234,575
4,475	Carnival Corporation	130,312
4,698	Carter’s, Inc.[a]	110,873
27,600	Chico’s FAS, Inc.[a]	329,820
2,583	Cooper Tire & Rubber Company	39,417
14,019	D.R. Horton, Inc.	153,648
6,100	Darden Restaurants, Inc.	184,891
931	Deckers Outdoor Corporation[a]	83,483
8,061	Discovery Communications, Inc.[a]	221,678
4,004	Dolan Media Company[a]	47,808
4,379	Dollar Tree, Inc.[a]	197,624
11,040	Domino’s Pizza, Inc.[a]	81,034
39,580	Ford Motor Company[a]	277,060
7,398	Fortune Brands, Inc.	288,152
1,821	Fossil, Inc.[a]	48,675
5,476	Fred’s, Inc.	64,836
1,763	Fuqi International, Inc.[a]	36,124
5,200	GameStop Corporation[a]	126,308

Shares	Common Stock (10.6%)	Value
Consumer Discretionary (1.3%) - continued
1,934	Gaylord Entertainment Company[a]	$29,068
3,778	Genuine Parts Company	132,192
7,439	Guess ?, Inc.	271,895
15,476	Harman International Industries, Inc.	582,052
16,257	Home Depot, Inc.	407,888
10,404	International Game Technology	185,607
10,399	Jarden Corporation	284,829
11,821	KB Home	167,622
14,127	Kohl’s Corporation[a]	808,347
12,517	Leapfrog Enterprises, Inc.[a]	41,306
3,180	Lincoln Educational Services[a]	63,028
1,952	LKQ Corporation[a]	33,711
15,472	Macy’s, Inc	271,843
5,487	MarineMax, Inc.[a]	37,366
5,555	McGraw-Hill Companies, Inc.	159,873
53,223	Melco Crown Entertainment, Ltd.[a]	263,986
2,112	Men’s Wearhouse, Inc.	48,935
4,050	Omnicom Group, Inc.	138,834
1,803	P.F. Chang’s China Bistro, Inc.[a]	52,630
6,033	Panera Bread Company[a]	361,859
6,488	Penn National Gaming, Inc.[a]	163,043
510	Priceline.com, Inc.[a]	80,473
3,500	RadioShack Corporation	59,115
2,453	Sherwin-Williams Company	139,919
13,769	Shuffle Master, Inc.[a]	107,536
2,408	Starwood Hotels & Resorts Worldwide, Inc.	69,976
8,016	Target Corporation	388,215
4,075	Tiffany & Company	160,107
33,604	Time Warner, Inc.	1,012,152
19,878	Toll Brothers, Inc.[a]	344,287
1,614	Tupperware Brands Corporation	72,662
700	Valassis Communications, Inc.[a]	12,761
3,530	Virgin Media, Inc.	49,314
8,660	Walt Disney Company	237,024
2,343	Warnaco Group, Inc.[a]	94,962
15,222	Warner Music Group Corporation[a]	87,679
4,037	Winnebago Industries, Inc.[a]	46,425
12,874	WMS Industries, Inc.[a]	514,703
1,542	Wolverine World Wide, Inc.	39,444

	Total Consumer Discretionary	12,595,694

Consumer Staples (0.6%)
12,025	Altria Group, Inc.	217,773
1,578	American Italian Pasta Company[a]	42,874
5,505	Bare Escentuals, Inc.[a]	69,528
5,391	Calavo Growers, Inc.	96,229
4,295	Casey’s General Stores, Inc.	135,421
3,331	Central European Distribution Corporation[a]	103,627
22,488	CVS Caremark Corporation	793,826
2,877	Elizabeth Arden, Inc.[a]	30,640
8,911	Flowers Foods, Inc.	208,161
8,365	General Mills, Inc.	551,421
4,758	Herbalife, Ltd.	160,107
3,736	J.M. Smucker Company	196,999

The accompanying Notes to Financial Statements are an integral part of this schedule.
62

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (10.6%)	Value
Consumer Staples (0.6%) - continued
5,056	Kimberly-Clark Corporation	$309,225
14,105	Kraft Foods, Inc.	388,170
6,773	Kroger Company	156,659
10,430	PepsiCo, Inc.	631,537
6,249	Philip Morris International, Inc.	295,953
8,671	Procter & Gamble Company	502,918
11,483	TreeHouse Foods, Inc.[a]	429,464
25,657	Tyson Foods, Inc.	321,226
2,400	Walgreen Company	90,792

	Total Consumer Staples	5,732,550

Energy (1.2%)
17,218	Alpha Natural Resources, Inc.[a]	584,895
2,615	Anadarko Petroleum Corporation	159,332
3,872	Apache Corporation	364,433
1,975	Arch Coal, Inc.	42,779
3,743	Atlas Energy, Inc.	97,992
2,474	Cabot Oil & Gas Corporation	95,175
4,491	Carrizo Oil & Gas, Inc.[a]	104,101
7,683	Chevron Corporation	588,057
2,130	Cimarex Energy Company	83,411
7,000	Complete Production Services, Inc.[a]	66,710
6,611	Comstock Resources, Inc.[a]	271,646
11,991	ConocoPhillips	601,708
9,426	Devon Energy Corporation	609,956
1,329	Dresser-Rand Group, Inc.[a]	39,166
7,219	EOG Resources, Inc.	589,504
6,350	Exxon Mobil Corporation	455,104
10,690	Forest Oil Corporation[a]	209,524
5,677	Global Industries, Ltd.[a]	41,385
18,878	Halliburton Company	551,426
7,594	Helmerich & Payne, Inc.	288,724
4,176	Holly Corporation	121,146
4,052	Massey Energy Company	117,873
38,350	Nabors Industries, Ltd.[a]	798,830
8,191	National Oilwell Varco, Inc.[a]	335,749
6,240	Noble Corporation	254,218
2,455	Occidental Petroleum Corporation	186,285
3,648	Oil States International, Inc.[a]	125,637
31,202	Patterson-UTI Energy, Inc.	486,127
6,413	Petroleo Brasileiro SA ADR	296,409
4,968	Petroleum Development Corporation[a]	82,966
5,677	Rosetta Resources, Inc.[a]	76,810
1,293	RPC, Inc.	12,090
19,350	SandRidge Energy, Inc.[a]	197,950
8,105	Schlumberger, Ltd.	504,131
3,844	Seahawk Drilling, Inc.[a]	103,788
4,194	Southern Union Company	82,077
9,787	Southwestern Energy Company[a]	426,517
7,757	Superior Energy Services, Inc.[a]	167,629
2,889	T-3 Energy Services, Inc.[a]	57,838
8,483	Tesco Corporation[a]	73,632
10,696	TETRA Technologies, Inc.[a]	101,184
2,758	Total SA ADR	165,673
5,700	Ultra Petroleum Corporation[a]	276,735
6,128	Union Drilling, Inc.[a]	46,818
11,406	Willbros Group, Inc.[a]	149,875
1,519	World Fuel Services Corporation	77,241

Shares	Common Stock (10.6%)	Value
Energy (1.2%) - continued
9,062	XTO Energy, Inc.	$376,617

	Total Energy	11,546,873

Financials (1.9%)
3,602	ACE, Ltd.[a]	184,999
1,513	Affiliated Managers Group, Inc.[a]	96,060
9,442	Allstate Corporation	279,200
2,167	Altisource Portfolio Solutions SAa	33,047
10,921	American Equity Investment Life Holding Company	71,751
3,200	American Express Company	111,488
1,993	American Financial Group, Inc.	49,028
16,605	Ameriprise Financial, Inc.	575,695
593	Arch Capital Group, Ltd.[a]	39,950
1,542	Aspen Insurance Holdings, Ltd.	39,784
2,159	BancorpSouth, Inc.	48,750
46,125	Bank of America Corporation	672,502
10,360	Bank of New York Mellon Corporation	276,198
7,421	Cardinal Financial Corporation	60,481
3,186	Cash America International, Inc.	96,408
23,247	Citigroup, Inc.	95,080
3,850	Colonial Properties Trust	40,541
5,369	Comerica, Inc.	148,990
5,358	Commerce Bancshares, Inc.	205,533
11,264	Cousins Properties, Inc.	82,452
2,130	Delphi Financial Group, Inc.	46,221
3,779	Dollar Financial Corporation[a]	70,932
4,437	Duff & Phelps Corporation	76,272
13,529	Duke Realty Corporation	152,066
7,309	DuPont Fabros Technology, Inc.[a]	110,220
8,477	East West Bancorp, Inc.	76,547
4,839	Eaton Vance Corporation	137,379
8,814	Endurance Specialty Holdings, Ltd.	317,216
12,447	Equity One, Inc.	185,709
2,017	Evercore Partners, Inc.	65,835
1,162	Everest Re Group, Ltd.	101,663
17,640	FBR Capital Markets Corporation[a]	107,604
14,814	Fifth Third Bancorp	132,437
12,360	First Industrial Realty Trust, Inc.	53,766
5,986	First Mercury Financial Corporation	76,022
7,878	First Niagara Financial Group, Inc.	101,154
500	Franklin Resources, Inc.	52,315
6,081	Goldman Sachs Group, Inc.	1,034,804
1,996	Hancock Holding Company	72,395
8,129	Hanover Insurance Group, Inc.	341,906
5,273	Hartford Financial Services Group, Inc.	129,294
23,384	HCC Insurance Holdings, Inc.	617,104
2,999	Home Bancshares, Inc.	64,868
24,909	Host Marriott Corporation	251,830
5,389	IntercontinentalExchange, Inc.[a]	539,924
14,733	Invesco, Ltd.	311,603
4,400	iShares Russell 2000 Index Fund	247,940
2,468	iShares Russell Microcap Index Fund	88,478
45,909	J.P. Morgan Chase & Company	1,917,619
1,287	KBW, Inc.[a]	36,036
4,378	Kite Realty Group Trust	16,242
5,327	Knight Capital Group, Inc.[a]	89,760

The accompanying Notes to Financial Statements are an integral part of this schedule.
63

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (10.6%)	Value
Financials (1.9%) - continued
1,074	LaSalle Hotel Properties	$18,430
5,236	Lazard, Ltd.	197,659
8,768	Maiden Holdings, Ltd.	60,762
16,529	Marshall & Ilsley Corporation	87,934
4,770	Max Capital Group, Ltd.	98,501
9,474	Meadowbrook Insurance Group, Inc.	63,760
4,655	MetLife, Inc.	158,410
11,313	MGIC Investment Corporation[a]	48,759
19,275	Morgan Stanley	619,113
2,634	Nelnet, Inc.[a]	36,955
22,786	New York Community Bancorp, Inc.	246,089
2,361	Northern Trust Corporation	118,640
7,433	Ocwen Financial Corporation[a]	81,243
5,861	optionsXpress Holdings, Inc.	91,607
2,680	PartnerRe, Ltd.	204,966
3,613	PHH Corporation[a]	58,386
1,074	Platinum Underwriters Holdings, Ltd.	38,417
5,201	PNC Financial Services Group, Inc.	254,537
4,157	Principal Financial Group, Inc.	104,091
2,788	Prosperity Bancshares, Inc.	99,783
3,749	Protective Life Corporation	72,168
7,106	Prudential Financial, Inc.	321,404
3,240	Rayonier, Inc. REIT	124,999
1,857	Renasant Corporation	27,186
4,016	SEI Investments Company	70,160
2,242	Signature Bank[a]	70,758
11,069	State Street Corporation	464,677
697	Stifel Financial Corporation[a]	36,216
12,037	Sunstone Hotel Investors, Inc.[a]	90,879
6,283	SVB Financial Group[a]	259,174
15,106	TD Ameritrade Holding Corporation[a]	291,546
3,779	Texas Capital Bancshares, Inc.[a]	55,060
831	Tower Bancorp, Inc.	18,747
9,447	Travelers Companies, Inc.	470,366
2,109	Univest Corporation of Pennsylvania	40,556
3,035	Validus Holdings, Ltd.	76,786
21,273	W.R. Berkley Corporation	525,869
3,939	Waddell & Reed Financial, Inc.	110,528
19,840	Washington Federal, Inc.	340,256
32,892	Wells Fargo & Company	905,188
5,001	Westamerica Bancorporation	239,048
3,381	XL Capital, Ltd.	55,482
11,765	Zions Bancorporation	166,592

	Total Financials	18,352,785

Health Care (1.4%)
1,165	Alcon, Inc.	166,350
4,883	Allergan, Inc.	274,669
1,714	American Medical Systems Holdings, Inc.[a]	26,430
2,219	Auxilium Pharmaceuticals, Inc.[a]	69,810
9,391	Baxter International, Inc.	507,677
5,403	Beckman Coulter, Inc.	347,575
14,798	BioMarin Pharmaceutical, Inc.[a]	230,257
807	Bio-Rad Laboratories, Inc.[a]	72,138
101,320	Boston Scientific Corporation[a]	822,718
3,551	C.R. Bard, Inc.	266,574

Shares	Common Stock (10.6%)	Value
Health Care (1.4%) - continued
2,842	Catalyst Health Solutions, Inc.[a]	$89,154
7,965	Celgene Corporation[a]	406,613
783	Cerner Corporation[a]	59,539
4,097	Charles River Laboratories International, Inc.[a]	149,622
2,130	Chemed Corporation	96,532
11,836	Community Health Systems, Inc.[a]	370,230
12,697	Coventry Health Care, Inc.[a]	251,781
18,981	Covidien, Ltd.	799,480
1,175	Dionex Corporation[a]	79,759
2,133	Emergency Medical Services Corporation[a]	102,427
7,872	Endologix, Inc.[a]	37,471
10,754	Gilead Sciences, Inc.[a]	457,583
6,057	Healthsouth Corporation[a]	88,493
2,333	Henry Schein, Inc.[a]	123,252
15,097	Hologic, Inc.[a]	223,134
3,392	Hospira, Inc.[a]	151,419
2,420	ICON plc ADR[a]	59,774
2,960	Invacare Corporation	66,393
4,532	inVentiv Health, Inc.[a]	76,953
10,243	Johnson & Johnson	604,849
5,834	Kinetic Concepts, Inc.[a]	193,630
22,376	King Pharmaceuticals, Inc.[a]	226,669
3,174	LHC Group, Inc.[a]	88,586
9,948	Lincare Holdings, Inc.[a]	312,467
5,374	Masimo Corporation[a]	142,787
4,989	MedAssets, Inc.[a]	109,459
7,467	Medco Health Solutions, Inc.[a]	419,048
3,263	Medicis Pharmaceutical Corporation	69,078
2,047	Mednax, Inc.[a]	106,280
12,164	Medtronic, Inc.	434,255
3,185	NuVasive, Inc.[a]	115,584
2,717	Owens & Minor, Inc.	111,098
3,037	Perrigo Company	112,946
78,025	Pfizer, Inc.	1,328,766
2,356	RehabCare Group, Inc.[a]	44,175
4,787	Savient Pharmaceuticals, Inc.[a]	60,316
3,718	Shire Pharmaceuticals Group plc ADR	198,169
3,826	STERIS Corporation	111,949
6,140	Syneron Medical, Ltd.[a]	67,540
12,863	Thermo Fisher Scientific, Inc.[a]	578,835
2,183	Thoratec Corporation[a]	57,326
3,310	Triple-S Management Corporation[a]	55,277
7,686	United Therapeutics Corporation[a]	326,962
25,656	UnitedHealth Group, Inc.	665,773
1,519	Universal Health Services, Inc.	84,532
3,942	Varian Medical Systems, Inc.[a]	161,543
7,186	Vertex Pharmaceuticals, Inc.[a]	241,162
2,438	Watson Pharmaceuticals, Inc.[a]	83,916

	Total Health Care	13,586,784

Industrials (1.2%)
4,441	3M Company	326,724
3,696	AAON, Inc.	66,565
15,925	AirTran Holdings, Inc.[a]	67,363
2,452	Alliant Techsystems, Inc.[a]	190,717
4,240	Avery Dennison Corporation	151,156
12,350	BE Aerospace, Inc.[a]	218,966
4,734	Beacon Roofing Supply, Inc.[a]	67,980

The accompanying Notes to Financial Statements are an integral part of this schedule.
64

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (10.6%)	Value
Industrials (1.2%) - continued
12,594	Bowne & Company, Inc.[a]	$82,239
1,121	Bucyrus International, Inc.	49,795
2,642	Caterpillar, Inc.	145,469
6,033	Chicago Bridge and Iron Company	113,481
1,904	Copa Holdings SA	80,406
9,077	CSX Corporation	382,868
2,871	Curtiss-Wright Corporation	85,613
3,922	Danaher Corporation	267,598
38,613	Delta Air Lines, Inc.[a]	275,697
5,826	Deluxe Corporation	82,904
5,800	Dover Corporation	218,544
5,568	DynCorp International, Inc.[a]	94,656
4,586	Eaton Corporation	277,224
1,661	EMCOR Group, Inc.[a]	39,233
4,254	EnerSys[a]	94,013
6,882	FedEx Corporation	500,253
5,300	Foster Wheeler AGa	148,347
1,400	FTI Consulting, Inc.[a]	57,134
2,764	Gardner Denver, Inc.[a]	99,255
1,952	Genco Shipping & Trading, Ltd.	38,825
570	General Cable Corporation[a]	17,750
4,583	General Dynamics Corporation	287,354
32,031	General Electric Company	456,762
7,540	Great Lakes Dredge & Dock Company	46,220
3,577	Griffon Corporation[a]	31,370
1,258	Heico Corporation	47,842
9,167	Honeywell International, Inc.	329,004
6,676	IDEX Corporation	189,799
5,808	Ingersoll-Rand plc	183,475
9,432	Iridium Communications, Inc.[a]	83,945
4,105	Knight Transportation, Inc.	65,844
1,542	Landstar System, Inc.	54,340
1,388	Lennox International, Inc.	46,734
32,949	Manitowoc Company, Inc.	301,154
2,658	Manpower, Inc.	126,016
1,471	Middleby Corporation[a]	66,651
20,470	Monster Worldwide, Inc.[a]	297,224
11,324	Navistar International Corporation[a]	375,277
13,185	Oshkosh Corporation	412,163
8,332	Pall Corporation	264,458
5,064	Parker Hannifin Corporation	268,189
1,642	Precision Castparts Corporation	156,614
6,027	Protection One, Inc.[a]	32,425
1,691	Raytheon Company	76,568
1,614	Robert Half International, Inc.	37,445
5,960	Rockwell Collins, Inc.	300,265
4,654	Roper Industries, Inc.	235,260
7,318	SmartHeat, Inc.[a]	65,423
5,226	SPX Corporation	275,828
2,865	Sykes Enterprises, Inc.[a]	68,015
3,583	Teledyne Technologies, Inc.[a]	122,395
1,881	Triumph Group, Inc.	88,050
6,650	Tyco International, Ltd.	223,107
23,150	UAL Corporation[a]	150,706
7,160	Union Pacific Corporation	394,802
10,242	United Technologies Corporation	629,371
11,211	Werner Enterprises, Inc.	210,206
4,412	WESCO International, Inc.[a]	112,771

Shares	Common Stock (10.6%)	Value
Industrials (1.2%) - continued
4,248	Woodward Governor Company	$99,870

	Total Industrials	11,453,717

Information Technology (1.9%)
7,789	ADC Telecommunications, Inc.[a]	50,551
3,500	ADTRAN, Inc.	80,640
11,016	Advanced Micro Devices, Inc.[a]	50,674
7,099	Akamai Technologies, Inc.[a]	156,178
5,759	Altera Corporation	113,971
6,852	Apple, Inc.[a]	1,291,602
3,311	AsiaInfo Holdings, Inc.[a]	73,041
130,233	Atmel Corporation[a]	484,467
6,348	Avnet, Inc.[a]	157,303
2,856	Brightpoint, Inc.[a]	21,049
18,270	CIENA Corporation[a]	214,307
36,670	Cisco Systems, Inc.[a]	837,909
2,527	CommVault Systems, Inc.[a]	49,782
79,379	Compuware Corporation[a]	560,416
8,353	Comtech Group, Inc.[a]	46,860
3,538	Corning, Inc.	51,690
2,492	DTS, Inc.[a]	70,399
11,467	EarthLink, Inc.	92,883
15,449	eBay, Inc.[a]	344,049
13,580	F5 Networks, Inc.[a]	609,606
14,178	FalconStor Software, Inc.[a]	47,213
10,812	Finisar Corporation[a]	80,549
11,123	Flextronics International, Ltd.[a]	72,077
19,254	FormFactor, Inc.[a]	327,125
2,266	Google, Inc.[a]	1,214,848
7,000	Hewlett-Packard Company	332,220
34,669	Intel Corporation	662,525
5,687	International Business Machines Corporation	685,909
6,300	Jabil Circuit, Inc.	84,294
2,563	JDA Software Group, Inc.[a]	50,850
6,021	Juniper Networks, Inc.[a]	153,596
4,716	KLA-Tencor Corporation	153,317
11,967	Lam Research Corporation[a]	403,527
35,535	Lattice Semiconductor Corporation[a]	67,872
3,037	Lender Processing Services, Inc.	120,873
10,613	Limelight Networks, Inc.[a]	37,039
1,376	ManTech International Corporation[a]	60,351
6,734	Marvell Technology Group, Ltd.[a]	92,390
21,842	Maxim Integrated Products, Inc.	364,106
3,091	Mellanox Technologies, Ltd.[a]	53,938
8,483	Mentor Graphics Corporation[a]	61,926
21,000	Microsoft Corporation	582,330
4,728	MIPS Technologies, Inc.[a]	18,676
1,469	Multi-Fineline Electronix, Inc.[a]	40,030
3,607	Netezza Corporation[a]	33,329
5,811	Nokia Oyj ADR	73,277
6,690	Novellus Systems, Inc.[a]	137,680
6,852	Nuance Communications, Inc.[a]	89,830
19,000	ON Semiconductor Corporation[a]	127,110
40,592	Oracle Corporation	856,491
2,067	Palm, Inc.[a]	23,998
6,976	Paychex, Inc.	198,188
15,626	PMC-Sierra, Inc.[a]	133,134
14,485	Polycom, Inc.[a]	310,993
5,612	QLogic Corporation[a]	98,434

The accompanying Notes to Financial Statements are an integral part of this schedule.
65

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (10.6%)	Value
Information Technology (1.9%) - continued
20,145	QUALCOMM, Inc.	$834,204
3,878	Research in Motion, Ltd.[a]	227,755
5,648	Skyworks Solutions, Inc.[a]	58,909
17,578	Smart Modular Technologies (WWH), Inc.[a]	71,367
3,743	Solera Holdings, Inc.	120,599
7,970	STEC, Inc.[a]	169,920
5,990	Sybase, Inc.[a]	236,964
19,126	Symantec Corporation[a]	336,235
1,916	Synaptics, Inc.[a]	43,110
14,196	Tellabs, Inc.[a]	85,460
94,410	Teradyne, Inc.[a]	790,212
10,996	Texas Instruments, Inc.	257,856
45,042	TIBCO Software, Inc.[a]	394,117
13,182	TriQuint Semiconductor, Inc.[a]	71,051
8,795	TTM Technologies, Inc.[a]	89,445
10,796	Tyco Electronics, Ltd.	229,415
8,115	ValueClick, Inc.[a]	79,852
2,776	Varian Semiconductor Equipment Associates, Inc.[a]	78,811
10,082	Visa, Inc.	763,812
5,155	Vishay Intertechnology, Inc.[a]	32,116
6,147	Western Union Company	111,691
16,837	Xilinx, Inc.	366,205
17,781	Yahoo!, Inc.[a]	282,718
9,016	Zebra Technologies Corporation[a]	225,400
7,463	Zoran Corporation[a]	66,197

	Total Information Technology	19,230,843

Materials (0.6%)
3,585	Air Products and Chemicals, Inc.	276,511
16,633	Albemarle Corporation	525,270
6,490	Allied Nevada Gold Corporation[a]	61,980
6,432	Ball Corporation	317,291
5,683	Barrick Gold Corporation	204,190
1,907	CF Industries Holdings, Inc.	158,758
12,628	Commercial Metals Company	187,400
14,512	Crown Holdings, Inc.[a]	386,745
3,643	Domtar Corporation[a]	152,605
4,949	E.I. du Pont de Nemours and Company	157,477
1,317	FMC Corporation	67,299
4,090	Freeport-McMoRan Copper & Gold, Inc.[a]	300,042
2,302	Horsehead Holding Corporation[a]	21,938
3,287	Innophos Holdings, Inc.	63,603
15,300	International Paper Company	341,343
3,654	Myers Industries, Inc.	32,046
12,993	Owens-Illinois, Inc.[a]	414,217
20,194	Packaging Corporation of America	369,146
4,022	Pactiv Corporation[a]	92,868
2,775	Pan American Silver Corporation[a]	58,053
800	Potash Corporation of Saskatchewan, Inc.	74,224
2,561	PPG Industries, Inc.	144,517
3,771	Praxair, Inc.	299,568
5,917	RTI International Metals, Inc.[a]	122,541
18,656	Sealed Air Corporation	358,755
8,044	Silgan Holdings, Inc.	432,365
9,088	Steel Dynamics, Inc.	121,688

Shares	Common Stock (10.6%)	Value
Materials (0.6%) - continued
2,017	Terra Industries, Inc.	$64,080
546	Walter Energy, Inc.	31,941

	Total Materials	5,838,461

Telecommunications Services (0.2%)
7,321	Alaska Communication Systems Group, Inc.	56,957
17,517	Alcatel-Lucent ADR[a]	64,638
11,324	American Tower Corporation[a]	416,950
14,802	AT&T, Inc.	379,967
3,233	Iowa Telecommunications Services, Inc.	38,052
48,423	Qwest Communications International, Inc.	173,839
4,153	Syniverse Holdings, Inc.[a]	71,141
7,706	Telephone and Data Systems, Inc.	228,252
10,571	Verizon Communications, Inc.	312,796

	Total Telecommunications Services	1,742,592

Utilities (0.3%)
5,699	Alliant Energy Corporation	151,366
1,744	American States Water Company	57,814
4,704	Avista Corporation	89,188
8,459	DPL, Inc.	214,351
1,198	Energen Corporation	52,568
5,063	Entergy Corporation	388,433
4,683	EQT Corporation	196,030
8,347	FirstEnergy Corporation	361,258
3,585	FPL Group, Inc.	176,024
2,794	Mirant Corporation[a]	39,060
4,047	National Fuel Gas Company	183,491
2,308	Nicor, Inc.	85,581
16,827	NV Energy, Inc.	192,837
2,195	OGE Energy Corporation	72,918
6,151	Pepco Holdings, Inc.	91,835
10,797	Portland General Electric Company	200,716
1,157	Southwest Gas Corporation	28,913
10,341	UGI Corporation	246,943
1,305	WGL Holdings, Inc.	43,143
6,590	Xcel Energy, Inc.	124,156

	Total Utilities	2,996,625

	Total Common Stock (cost $106,202,904)	103,076,924

Principal Amount	Long-Term Fixed Income (3.3%)	Value
Asset-Backed Securities (0.6%)
	GSAMP Trust
1,408,608	0.424%, 11/25/2009[b]	1,018,284
	J.P. Morgan Mortgage Trust
2,000,000	5.461%, 10/25/2036	1,589,576
	Renaissance Home Equity Loan Trust
3,515,361	5.746%, 5/25/2036	2,717,318

	Total Asset-Backed Securities	5,325,178

The accompanying Notes to Financial Statements are an integral part of this schedule.
66

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (3.3%)	Value
Collateralized Mortgage Obligations (0.7%)
	Citigroup Mortgage Loan Trust, Inc.
$507,797	5.500%, 11/25/2035	$365,527
	Citimortgage Alternative Loan Trust
1,533,879	5.750%, 4/25/2037	1,143,891
	Countrywide Alternative Loan Trust
375,598	6.000%, 1/25/2037	271,567
	Countrywide Home Loans
1,395,307	5.750%, 4/25/2037	1,060,307
	Deutsche Alt-A Securities, Inc.
404,926	5.500%, 10/25/2021	308,882
627,251	6.000%, 10/25/2021	375,733
	J.P. Morgan Mortgage Trust
307,970	6.007%, 10/25/2036	247,330
	MASTR Alternative Loans Trust
372,982	6.500%, 7/25/2034	295,938
	Merrill Lynch Alternative Note Asset Trust
401,405	6.000%, 3/25/2037	215,276
	Sequoia Mortgage Trust
650,916	5.770%, 9/20/2046	254,230
	WaMu Mortgage Pass Through Certificates
1,361,547	6.038%, 10/25/2036	1,104,844
	Washington Mutual Mortgage Pass-Through Certificates
702,678	5.922%, 9/25/2036	585,172

	Total Collateralized Mortgage Obligations	6,228,697

Commercial Mortgage-Backed Securities (1.6%)
	Banc of America Commercial Mortgage, Inc.
1,800,000	5.356%, 10/10/2045	1,593,941
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	911,480
2,250,000	5.694%, 6/11/2050	2,090,047
	Citigroup/Deutsche Bank Commercial Mortgage Pass-Through Certificates
1,800,000	5.617%, 10/15/2048	1,795,025
	Credit Suisse Mortgage Capital Certificates
800,000	5.467%, 9/15/2039	698,021
	Greenwich Capital Commercial Funding Corporation
720,000	5.867%, 12/10/2049	559,477
	GS Mortgage Securities Corporation II
1,800,000	4.761%, 7/10/2039	1,673,780
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,000,000	5.814%, 6/12/2043	1,954,682
1,500,000	5.336%, 5/15/2047	1,349,993

Principal Amount	Long-Term Fixed Income (3.3%)	Value
Commercial Mortgage-Backed Securities (1.6%) - continued
	LB-UBS Commercial Mortgage Trust
$1,650,000	5.866%, 9/15/2045	$1,501,472
	Morgan Stanley Capital I, Inc.
1,600,000	4.970%, 4/14/2040	1,601,378

	Total Commercial Mortgage-Backed Securities	15,729,296

U.S. Government and Agencies (0.4%)
	U.S. Treasury Notes
4,000,000	0.875%, 12/31/2010[c]	4,018,752

	Total U.S. Government and Agencies	4,018,752

	Total Long-Term Fixed Income (cost $30,077,572)	31,301,923

Shares or Principal Amount	Short-Term Investments (6.4%)[d]	Value
	Federal Home Loan Bank Discount Notes
25,000,000	0.080%, 11/4/2009	24,999,833
10,413,000	0.083%, 11/6/2009	10,412,880
11,000,000	0.070%, 11/20/2009	10,999,593
3,000,000	0.060%, 11/25/2009	2,999,880
4,500,000	0.200%, 3/17/2010[c]	4,496,657
2,683,777	Thrivent Money Market Fund Yorktown Capital, LLC	2,683,777
5,800,000	0.100%, 11/2/2009	5,799,984

	Total Short-Term Investments (at amortized cost)	62,392,604

	Total Investments (cost $1,125,169,188) 100.2%	$974,523,902

	Other Assets and Liabilities, Net (0.2%)	(1,476,952)

	Total Net Assets 100.0%	$973,046,950

a	Non-income producing security.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	At October 31, 2009, $8,515,409 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.
67

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,752,858
Gross unrealized depreciation	(164,139,976)

Net unrealized appreciation (depreciation)	($161,387,118)

Cost for federal income tax purposes	$1,135,911,020

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	560,370,336	560,370,336	–	–
Fixed Income Mutual Funds	217,382,115	217,382,115	–	–

Common Stock
Consumer Discretionary	12,595,694	12,595,694	–	–
Consumer Staples	5,732,550	5,732,550	–	–
Energy	11,546,873	11,546,873	–	–
Financials	18,352,785	18,352,785	–	–
Health Care	13,586,784	13,586,784	–	–
Industrials	11,453,717	11,453,717	–	–
Information Technology	19,230,843	19,230,843	–	–
Materials	5,838,461	5,838,461	–	–
Telecommunications Services	1,742,592	1,742,592	–	–
Utilities	2,996,625	2,996,625	–	–

Long-Term Fixed Income
Asset-Backed Securities	5,325,178	–	5,325,178	–
Collateralized Mortgage Obligations	6,228,697	–	6,228,697	–
Commercial Mortgage-Backed Securities	15,729,296	–	15,729,296	–
U.S. Government and Agencies	4,018,752	–	4,018,752	–
Short-Term Investments	62,392,604	2,683,777	59,708,827	–

Total	$974,523,902	$883,513,152	$91,010,750	$–

Other Financial Instruments*	($1,829,692)	($1,528,132)	($301,560)	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	305	December 2009	$23,321,139	$22,934,475	($386,664)
Russell 2000 Index Mini-Futures	299	December 2009	17,422,057	16,797,820	(624,237)
S&P 400 Index Mini-Futures	212	December 2009	14,155,825	13,936,880	(218,945)
S&P 500 Index Futures	49	December 2009	12,952,536	12,654,250	(298,286)
Total Futures Contracts					($1,528,132)

The accompanying Notes to Financial Statements are an integral part of this schedule.
68

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$940,000	($94,138)	$56,414	($37,724)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	2,820,000	(265,603)	169,242	(96,361)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	940,000	(96,434)	56,414	(40,020)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	940,000	(93,069)	56,414	(36,655)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	6/20/2014	1,410,000	(175,420)	84,620	(90,800)
Total Credit Default Swaps					$423,104	($301,560)

1	As the buyer of protection, Moderately Aggressive Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Aggressive Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Moderately Aggressive Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,528,132
Total Equity Contracts		1,528,132

Credit Contracts
Credit Default Swap	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	301,560
Total Credit Contracts		301,560

Total Liability Derivatives		$1,829,692

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	17,985,484

Total Equity Contracts		17,985,484

Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(112,263)

Total Credit Contracts		(112,263)

Total		$17,873,221

The accompanying Notes to Financial Statements are an integral part of this schedule.
69

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,154,389)
Total Equity Contracts		(1,154,389)

Credit Contracts
Credit Default Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	(301,560)
Total Credit Contracts		(301,560)

Total		($1,455,949)

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$64,305,907	8.1%	N/A	N/A
Credit Contracts	N/A	N/A	$1,559,780	0.2%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Real Estate Securities	$23,918,527	$3,225,300	$517,712	3,752,641	$25,855,699	$1,145,140
Partner Small Cap Growth	23,420,948	1,353,625	388,284	3,113,015	26,211,582	–
Partner Small Cap Value	21,510,166	2,783,778	388,284	2,087,473	24,653,053	273,224
Small Cap Stock	35,447,751	2,544,030	22,647,140	1,296,823	14,718,943	287,988
Mid Cap Growth	18,799,904	1,353,625	388,284	1,735,627	24,836,822	–
Partner Mid Cap Value	29,553,521	2,168,778	517,712	3,921,922	35,258,079	363,944
Mid Cap Stock	63,632,580	12,168,207	32,196,144	5,086,368	59,561,371	754,259
Partner Worldwide Allocation	14,747,642	19,073,489	802,522	5,377,373	41,513,316	454,154
Partner International Stock	75,591,277	2,455,780	–	10,178,151	91,908,705	2,455,780
Large Cap Growth	78,974,825	3,888,279	31,726,839	14,005,506	63,584,998	295,131
Large Cap Value	90,949,786	15,974,031	32,150,250	6,961,003	81,026,077	2,596,579
Large Cap Stock	59,062,554	4,789,141	4,352,505	3,313,690	63,026,376	1,179,474
Equity Income Plus	7,598,740	651,243	129,428	1,098,304	8,215,315	200,034
High Yield	49,094,286	7,306,444	13,140,587	12,395,964	55,409,958	5,076,998
Income	95,360,477	11,540,853	4,574,009	14,721,236	119,536,437	6,165,610
Limited Maturity Bond	39,905,562	4,431,725	4,806,634	3,469,805	42,435,720	1,724,474
Money Market	14,530,324	172,597,420	184,443,967	2,683,777	2,683,777	122,066
Total Value and Income Earned	742,098,870				780,436,228	23,094,855

The accompanying Notes to Financial Statements are an integral part of this schedule.
70

Moderate Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Mutual Funds (80.9%)	Value
Equity Mutual Funds (41.5%)
3,639,920	Thrivent Real Estate Securities Fund	$25,079,047
1,818,050	Thrivent Partner Small Cap Growth Fund[a]	15,307,978
1,993,339	Thrivent Partner Small Cap Value Fund	23,541,331
845,273	Thrivent Small Cap Stock Fund	9,593,845
725,847	Thrivent Mid Cap Growth Fund[a]	10,386,865
2,338,470	Thrivent Partner Mid Cap Value Fund	21,022,847
3,099,785	Thrivent Mid Cap Stock Fund	36,298,485
4,028,231	Thrivent Partner Worldwide Allocation Fund	31,097,941
6,657,005	Thrivent Partner International Stock Fund	60,112,757
10,985,963	Thrivent Large Cap Growth Fund	49,876,270
6,297,153	Thrivent Large Cap Value Fund	73,298,859
1,850,114	Thrivent Large Cap Stock Fund	35,189,159
1,067,803	Thrivent Equity Income Plus Fund	7,987,166

	Total Equity Mutual Funds	398,792,550

Fixed Income Mutual Funds (39.4%)
11,657,007	Thrivent High Yield Fund	52,106,820
20,707,720	Thrivent Income Fund	168,146,686
13,009,132	Thrivent Limited Maturity Bond Fund	159,101,686

	Total Fixed Income Mutual Funds	379,355,192

	Total Mutual Funds (cost $882,100,060)	778,147,742

Shares	Common Stock (7.9%)	Value
Consumer Discretionary (1.0%)
1,184	Aaron’s, Inc.	29,659
1,900	Abercrombie & Fitch Company	62,358
3,622	Aeropostale, Inc.[a]	135,934
3,327	Amazon.com, Inc.[a]	395,281
735	Apollo Group, Inc.[a]	41,969
3,639	Autoliv, Inc.	122,198
2,108	Bally Technologies, Inc.[a]	83,034
6,262	Best Buy Company, Inc.	239,083
7,575	Brinker International, Inc.	95,748
1,380	Buffalo Wild Wings, Inc.[a]	56,594
6,984	Career Education Corporation[a]	145,547
4,475	Carnival Corporation	130,312
2,584	Carter’s, Inc.[a]	60,982
17,722	Chico’s FAS, Inc.[a]	211,778
1,441	Cooper Tire & Rubber Company	21,990
9,279	D.R. Horton, Inc.	101,698
4,100	Darden Restaurants, Inc.	124,271
512	Deckers Outdoor Corporation[a]	45,911
5,374	Discovery Communications, Inc.[a]	147,785
2,202	Dolan Media Company[a]	26,292
2,920	Dollar Tree, Inc.[a]	131,780
6,072	Domino’s Pizza, Inc.[a]	44,568
26,420	Ford Motor Company[a]	184,940
7,398	Fortune Brands, Inc.	288,152
1,002	Fossil, Inc.[a]	26,783
3,012	Fred’s, Inc.	35,662
995	Fuqi International, Inc.[a]	20,388
3,500	GameStop Corporation[a]	85,015

Shares	Common Stock (7.9%)	Value
Consumer Discretionary (1.0%) - continued
1,064	Gaylord Entertainment Company[a]	$15,992
3,778	Genuine Parts Company	132,192
4,693	Guess ?, Inc.	171,529
13,694	Harman International Industries, Inc.	515,031
16,257	Home Depot, Inc.	407,888
9,404	International Game Technology	167,767
8,100	Jarden Corporation	221,859
7,677	KB Home	108,860
9,451	Kohl’s Corporation[a]	540,786
6,885	Leapfrog Enterprises, Inc.[a]	22,721
1,749	Lincoln Educational Services[a]	34,665
1,073	LKQ Corporation[a]	18,531
15,472	Macy’s, Inc	271,843
3,018	MarineMax, Inc.[a]	20,553
3,703	McGraw-Hill Companies, Inc.	106,572
35,516	Melco Crown Entertainment, Ltd.[a]	176,159
1,162	Men’s Wearhouse, Inc.	26,924
4,050	Omnicom Group, Inc.	138,834
992	P.F. Chang’s China Bistro, Inc.[a]	28,956
3,897	Panera Bread Company[a]	233,742
4,325	Penn National Gaming, Inc.[a]	108,687
281	Priceline.com, Inc.[a]	44,339
2,300	RadioShack Corporation	38,847
2,453	Sherwin-Williams Company	139,919
7,573	Shuffle Master, Inc.[a]	59,145
2,408	Starwood Hotels & Resorts Worldwide, Inc.	69,976
5,377	Target Corporation	260,408
4,075	Tiffany & Company	160,107
29,940	Time Warner, Inc.	901,793
15,948	Toll Brothers, Inc.[a]	276,219
887	Tupperware Brands Corporation	39,933
470	Valassis Communications, Inc.[a]	8,568
1,941	Virgin Media, Inc.	27,116
8,660	Walt Disney Company	237,024
1,289	Warnaco Group, Inc.[a]	52,243
8,372	Warner Music Group Corporation[a]	48,223
4,037	Winnebago Industries, Inc.[a]	46,426
8,196	WMS Industries, Inc.[a]	327,676
848	Wolverine World Wide, Inc.	21,692

	Total Consumer Discretionary	9,325,457

Consumer Staples (0.5%)
12,025	Altria Group, Inc.	217,773
868	American Italian Pasta Company[a]	23,583
3,028	Bare Escentuals, Inc.[a]	38,244
2,965	Calavo Growers, Inc.	52,925
2,362	Casey’s General Stores, Inc.	74,474
1,832	Central European Distribution Corporation[a]	56,993
17,241	CVS Caremark Corporation	608,607
1,582	Elizabeth Arden, Inc.[a]	16,848
5,940	Flowers Foods, Inc.	138,758
8,365	General Mills, Inc.	551,421
2,617	Herbalife, Ltd.	88,062
2,490	J.M. Smucker Company	131,298

The accompanying Notes to Financial Statements are an integral part of this schedule.
71

Moderate Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (7.9%)	Value
Consumer Staples (0.5%) - continued
5,056	Kimberly-Clark Corporation	$309,225
14,105	Kraft Foods, Inc.	388,170
4,516	Kroger Company	104,455
6,954	PepsiCo, Inc.	421,065
6,249	Philip Morris International, Inc.	295,953
5,781	Procter & Gamble Company	335,298
7,228	TreeHouse Foods, Inc.[a]	270,327
25,657	Tyson Foods, Inc.	321,226
1,600	Walgreen Company	60,528

	Total Consumer Staples	4,505,233

Energy (0.9%)
11,093	Alpha Natural Resources, Inc.[a]	376,829
2,615	Anadarko Petroleum Corporation	159,332
3,872	Apache Corporation	364,433
1,087	Arch Coal, Inc.	23,544
2,059	Atlas Energy, Inc.	53,905
1,361	Cabot Oil & Gas Corporation	52,358
2,470	Carrizo Oil & Gas, Inc.[a]	57,255
7,683	Chevron Corporation	588,057
1,171	Cimarex Energy Company	45,856
3,850	Complete Production Services, Inc.[a]	36,690
4,407	Comstock Resources, Inc.[a]	181,084
11,991	ConocoPhillips	601,708
7,754	Devon Energy Corporation	501,761
731	Dresser-Rand Group, Inc.[a]	21,543
5,779	EOG Resources, Inc.	471,913
6,350	Exxon Mobil Corporation	455,104
7,127	Forest Oil Corporation[a]	139,689
3,123	Global Industries, Ltd.[a]	22,767
15,297	Halliburton Company	446,825
5,063	Helmerich & Payne, Inc.	192,495
2,297	Holly Corporation	66,636
2,228	Massey Energy Company	64,813
33,343	Nabors Industries, Ltd.[a]	694,535
5,461	National Oilwell Varco, Inc.[a]	223,846
4,160	Noble Corporation	169,478
1,704	Occidental Petroleum Corporation	129,299
2,007	Oil States International, Inc.[a]	69,121
19,901	Patterson-UTI Energy, Inc.	310,058
4,309	Petroleo Brasileiro SA ADR	199,162
2,733	Petroleum Development Corporation[a]	45,641
3,123	Rosetta Resources, Inc.[a]	42,254
711	RPC, Inc.	6,648
11,994	SandRidge Energy, Inc.[a]	122,699
5,436	Schlumberger, Ltd.	338,119
2,114	Seahawk Drilling, Inc.[a]	57,078
2,307	Southern Union Company	45,148
6,492	Southwestern Energy Company[a]	282,921
4,986	Superior Energy Services, Inc.[a]	107,747
1,589	T-3 Energy Services, Inc.[a]	31,812
4,666	Tesco Corporation[a]	40,501
5,883	TETRA Technologies, Inc.[a]	55,653
2,758	Total SA ADR	165,673
5,700	Ultra Petroleum Corporation[a]	276,735
3,370	Union Drilling, Inc.[a]	25,747
7,604	Willbros Group, Inc.[a]	99,917
835	World Fuel Services Corporation	42,460

Shares	Common Stock (7.9%)	Value
Energy (0.9%) - continued
9,062	XTO Energy, Inc.	$376,617

	Total Energy	8,883,466

Financials (1.5%)
3,602	ACE, Ltd.[a]	184,999
832	Affiliated Managers Group, Inc.[a]	52,824
9,442	Allstate Corporation	279,200
1,192	Altisource Portfolio Solutions SAa	18,178
6,007	American Equity Investment Life Holding Company	39,466
2,100	American Express Company	73,164
1,096	American Financial Group, Inc.	26,962
16,605	Ameriprise Financial, Inc.	575,695
326	Arch Capital Group, Ltd.[a]	21,963
848	Aspen Insurance Holdings, Ltd.	21,878
1,188	BancorpSouth, Inc.	26,825
41,864	Bank of America Corporation	610,377
10,360	Bank of New York Mellon Corporation	276,198
4,082	Cardinal Financial Corporation	33,268
1,752	Cash America International, Inc.	53,016
15,531	Citigroup, Inc.	63,522
2,118	Colonial Properties Trust	22,303
5,369	Comerica, Inc.	148,990
3,572	Commerce Bancshares, Inc.	137,022
7,510	Cousins Properties, Inc.	54,973
1,171	Delphi Financial Group, Inc.	25,411
2,078	Dollar Financial Corporation[a]	39,004
2,441	Duff & Phelps Corporation	41,961
9,019	Duke Realty Corporation	101,374
4,020	DuPont Fabros Technology, Inc.[a]	60,622
4,663	East West Bancorp, Inc.	42,107
3,226	Eaton Vance Corporation	91,586
5,551	Endurance Specialty Holdings, Ltd.	199,780
8,298	Equity One, Inc.	123,806
1,109	Evercore Partners, Inc.	36,198
1,162	Everest Re Group, Ltd.	101,663
9,702	FBR Capital Markets Corporation[a]	59,182
14,814	Fifth Third Bancorp	132,437
6,798	First Industrial Realty Trust, Inc.	29,571
3,292	First Mercury Financial Corporation	41,808
4,333	First Niagara Financial Group, Inc.	55,636
300	Franklin Resources, Inc.	31,389
4,628	Goldman Sachs Group, Inc.	787,547
1,098	Hancock Holding Company	39,824
5,130	Hanover Insurance Group, Inc.	215,768
5,273	Hartford Financial Services Group, Inc.	129,294
15,157	HCC Insurance Holdings, Inc.	399,993
1,649	Home Bancshares, Inc.	35,668
16,606	Host Marriott Corporation	167,887
3,627	IntercontinentalExchange, Inc.[a]	363,389
9,822	Invesco, Ltd.	207,735
2,400	iShares Russell 2000 Index Fund	135,240
1,357	iShares Russell Microcap Index Fund	48,648
40,630	J.P. Morgan Chase & Company	1,697,115
708	KBW, Inc.[a]	19,824
2,408	Kite Realty Group Trust	8,934
2,930	Knight Capital Group, Inc.[a]	49,371
591	LaSalle Hotel Properties	10,142

The accompanying Notes to Financial Statements are an integral part of this schedule.
72

Moderate Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (7.9%)	Value
Financials (1.5%) - continued
3,491	Lazard, Ltd.	$131,785
4,822	Maiden Holdings, Ltd.	33,416
10,986	Marshall & Ilsley Corporation	58,446
2,623	Max Capital Group, Ltd.	54,165
5,211	Meadowbrook Insurance Group, Inc.	35,070
4,655	MetLife, Inc.	158,410
6,222	MGIC Investment Corporation[a]	26,817
17,175	Morgan Stanley	551,661
1,449	Nelnet, Inc.[a]	20,329
15,190	New York Community Bancorp, Inc.	164,052
1,574	Northern Trust Corporation	79,094
4,088	Ocwen Financial Corporation[a]	44,682
3,224	optionsXpress Holdings, Inc.	50,391
1,786	PartnerRe, Ltd.	136,593
1,987	PHH Corporation[a]	32,110
591	Platinum Underwriters Holdings, Ltd.	21,140
5,201	PNC Financial Services Group, Inc.	254,537
4,157	Principal Financial Group, Inc.	104,091
1,534	Prosperity Bancshares, Inc.	54,902
2,062	Protective Life Corporation	39,694
5,771	Prudential Financial, Inc.	261,022
2,160	Rayonier, Inc. REIT	83,333
1,021	Renasant Corporation	14,947
2,209	SEI Investments Company	38,591
1,233	Signature Bank[a]	38,913
9,878	State Street Corporation	414,678
383	Stifel Financial Corporation[a]	19,901
6,620	Sunstone Hotel Investors, Inc.[a]	49,981
5,509	SVB Financial Group[a]	227,246
10,071	TD Ameritrade Holding Corporation[a]	194,370
2,078	Texas Capital Bancshares, Inc.[a]	30,276
457	Tower Bancorp, Inc.	10,310
9,447	Travelers Companies, Inc.	470,366
1,160	Univest Corporation of Pennsylvania	22,307
1,669	Validus Holdings, Ltd.	42,226
14,182	W.R. Berkley Corporation	350,579
2,167	Waddell & Reed Financial, Inc.	60,806
12,843	Washington Federal, Inc.	220,257
29,783	Wells Fargo & Company	819,628
3,334	Westamerica Bancorporation	159,365
1,860	XL Capital, Ltd.	30,523
7,436	Zions Bancorporation	105,294

	Total Financials	13,967,041

Health Care (1.0%)
744	Alcon, Inc.	106,236
3,189	Allergan, Inc.	179,381
943	American Medical Systems Holdings, Inc.[a]	14,541
1,220	Auxilium Pharmaceuticals, Inc.[a]	38,381
6,328	Baxter International, Inc.	342,092
3,471	Beckman Coulter, Inc.	223,289
9,213	BioMarin Pharmaceutical, Inc.[a]	143,354
444	Bio-Rad Laboratories, Inc.[a]	39,689
96,708	Boston Scientific Corporation[a]	785,269
2,367	C.R. Bard, Inc.	177,691
1,563	Catalyst Health Solutions, Inc.[a]	49,031

Shares	Common Stock (7.9%)	Value
Health Care (1.0%) - continued
5,344	Celgene Corporation[a]	$272,811
431	Cerner Corporation[a]	32,773
2,732	Charles River Laboratories International, Inc.[a]	99,773
1,171	Chemed Corporation	53,070
7,891	Community Health Systems, Inc.[a]	246,831
8,465	Coventry Health Care, Inc.[a]	167,861
14,983	Covidien, Ltd.	631,084
646	Dionex Corporation[a]	43,851
1,173	Emergency Medical Services Corporation[a]	56,328
4,330	Endologix, Inc.[a]	20,611
7,236	Gilead Sciences, Inc.[a]	307,892
3,331	Healthsouth Corporation[a]	48,666
1,555	Henry Schein, Inc.[a]	82,151
9,871	Hologic, Inc.[a]	145,893
3,392	Hospira, Inc.[a]	151,419
1,331	ICON plc ADR[a]	32,876
1,628	Invacare Corporation	36,516
2,493	inVentiv Health, Inc.[a]	42,331
10,243	Johnson & Johnson	604,849
3,701	Kinetic Concepts, Inc.[a]	122,836
13,944	King Pharmaceuticals, Inc.[a]	141,253
1,746	LHC Group, Inc.[a]	48,731
6,154	Lincare Holdings, Inc.[a]	193,297
3,583	Masimo Corporation[a]	95,200
2,744	MedAssets, Inc.[a]	60,203
4,978	Medco Health Solutions, Inc.[a]	279,365
1,795	Medicis Pharmaceutical Corporation	38,000
1,126	Mednax, Inc.[a]	58,462
12,164	Medtronic, Inc.	434,255
1,964	NuVasive, Inc.[a]	71,274
1,494	Owens & Minor, Inc.	61,090
1,671	Perrigo Company	62,145
69,536	Pfizer, Inc.	1,184,198
1,371	RehabCare Group, Inc.[a]	25,706
2,633	Savient Pharmaceuticals, Inc.[a]	33,176
2,478	Shire Pharmaceuticals Group plc ADR	132,077
2,105	STERIS Corporation	61,592
3,377	Syneron Medical, Ltd.[a]	37,147
8,609	Thermo Fisher Scientific, Inc.[a]	387,405
1,201	Thoratec Corporation[a]	31,538
1,821	Triple-S Management Corporation[a]	30,411
4,856	United Therapeutics Corporation[a]	206,574
23,111	UnitedHealth Group, Inc.	599,730
835	Universal Health Services, Inc.	46,468
2,628	Varian Medical Systems, Inc.[a]	107,695
4,790	Vertex Pharmaceuticals, Inc.[a]	160,752
1,341	Watson Pharmaceuticals, Inc.[a]	46,157

	Total Health Care	9,933,277

Industrials (0.9%)
4,441	3M Company	326,724
2,033	AAON, Inc.	36,614
8,759	AirTran Holdings, Inc.[a]	37,051
1,635	Alliant Techsystems, Inc.[a]	127,170
4,240	Avery Dennison Corporation	151,156
7,663	BE Aerospace, Inc.[a]	135,865
2,604	Beacon Roofing Supply, Inc.[a]	37,393
6,927	Bowne & Company, Inc.[a]	45,233

The accompanying Notes to Financial Statements are an integral part of this schedule.
73

Moderate Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (7.9%)	Value
Industrials (0.9%) - continued
617	Bucyrus International, Inc.	$27,407
2,642	Caterpillar, Inc.	145,469
3,318	Chicago Bridge and Iron Company	62,412
1,047	Copa Holdings SA	44,215
7,225	CSX Corporation	304,750
1,579	Curtiss-Wright Corporation	47,086
2,615	Danaher Corporation	178,421
25,709	Delta Air Lines, Inc.[a]	183,562
3,204	Deluxe Corporation	45,593
3,833	Dover Corporation	144,427
3,062	DynCorp International, Inc.[a]	52,054
4,586	Eaton Corporation	277,224
914	EMCOR Group, Inc.[a]	21,589
2,339	EnerSys[a]	51,692
6,121	FedEx Corporation	444,935
3,500	Foster Wheeler AGa	97,965
770	FTI Consulting, Inc.[a]	31,424
1,520	Gardner Denver, Inc.[a]	54,583
1,073	Genco Shipping & Trading, Ltd.	21,342
313	General Cable Corporation[a]	9,747
4,583	General Dynamics Corporation	287,354
27,231	General Electric Company	388,314
4,147	Great Lakes Dredge & Dock Company	25,421
1,967	Griffon Corporation[a]	17,251
692	Heico Corporation	26,317
8,513	Honeywell International, Inc.	305,532
4,258	IDEX Corporation	121,055
5,808	Ingersoll-Rand plc	183,475
5,188	Iridium Communications, Inc.[a]	46,173
2,258	Knight Transportation, Inc.	36,218
848	Landstar System, Inc.	29,884
763	Lennox International, Inc.	25,690
20,694	Manitowoc Company, Inc.	189,143
1,772	Manpower, Inc.	84,010
809	Middleby Corporation[a]	36,656
13,107	Monster Worldwide, Inc.[a]	190,314
8,599	Navistar International Corporation[a]	284,971
8,515	Oshkosh Corporation	266,179
5,555	Pall Corporation	176,316
3,409	Parker Hannifin Corporation	180,541
1,095	Precision Castparts Corporation	104,441
3,315	Protection One, Inc.[a]	17,835
1,194	Raytheon Company	54,064
887	Robert Half International, Inc.	20,578
3,973	Rockwell Collins, Inc.	200,160
3,103	Roper Industries, Inc.	156,857
4,025	SmartHeat, Inc.[a]	35,983
3,484	SPX Corporation	183,886
1,576	Sykes Enterprises, Inc.[a]	37,414
1,971	Teledyne Technologies, Inc.[a]	67,329
1,034	Triumph Group, Inc.	48,402
4,434	Tyco International, Ltd.	148,761
15,400	UAL Corporation[a]	100,254
4,773	Union Pacific Corporation	263,183
8,448	United Technologies Corporation	519,130
7,474	Werner Enterprises, Inc.	140,137
2,941	WESCO International, Inc.[a]	75,172
2,336	Woodward Governor Company	54,919

	Total Industrials	8,272,422

Shares	Common Stock (7.9%)	Value
Information Technology (1.4%)
4,284	ADC Telecommunications, Inc.[a]	$27,803
1,925	ADTRAN, Inc.	44,352
6,059	Advanced Micro Devices, Inc.[a]	27,871
4,733	Akamai Technologies, Inc.[a]	104,126
3,840	Altera Corporation	75,994
4,602	Apple, Inc.[a]	867,477
1,861	AsiaInfo Holdings, Inc.[a]	41,054
84,651	Atmel Corporation[a]	314,902
6,348	Avnet, Inc.[a]	157,303
1,571	Brightpoint, Inc.[a]	11,578
12,180	CIENA Corporation[a]	142,871
24,446	Cisco Systems, Inc.[a]	558,591
1,390	CommVault Systems, Inc.[a]	27,383
51,711	Compuware Corporation[a]	365,080
4,594	Comtech Group, Inc.[a]	25,772
2,298	Corning, Inc.	33,574
1,370	DTS, Inc.[a]	38,702
6,307	EarthLink, Inc.	51,087
10,299	eBay, Inc.[a]	229,359
9,590	F5 Networks, Inc.[a]	430,495
7,798	FalconStor Software, Inc.[a]	25,967
5,947	Finisar Corporation[a]	44,305
6,118	Flextronics International, Ltd.[a]	39,645
12,625	FormFactor, Inc.[a]	214,499
1,444	Google, Inc.[a]	774,157
4,700	Hewlett-Packard Company	223,062
23,146	Intel Corporation	442,320
5,687	International Business Machines Corporation	685,909
3,465	Jabil Circuit, Inc.	46,362
1,410	JDA Software Group, Inc.[a]	27,974
4,014	Juniper Networks, Inc.[a]	102,397
3,144	KLA-Tencor Corporation	102,211
10,060	Lam Research Corporation[a]	339,223
19,544	Lattice Semiconductor Corporation[a]	37,329
1,671	Lender Processing Services, Inc.	66,506
5,837	Limelight Networks, Inc.[a]	20,371
757	ManTech International Corporation[a]	33,202
4,489	Marvell Technology Group, Ltd.[a]	61,589
14,495	Maxim Integrated Products, Inc.	241,632
1,700	Mellanox Technologies, Ltd.[a]	29,665
4,666	Mentor Graphics Corporation[a]	34,062
14,000	Microsoft Corporation	388,220
2,600	MIPS Technologies, Inc.[a]	10,270
828	Multi-Fineline Electronix, Inc.[a]	22,563
1,984	Netezza Corporation[a]	18,332
5,811	Nokia Oyj ADR	73,277
4,460	Novellus Systems, Inc.[a]	91,787
3,769	Nuance Communications, Inc.[a]	49,412
12,700	ON Semiconductor Corporation[a]	84,963
33,507	Oracle Corporation	706,998
1,137	Palm, Inc.[a]	13,200
4,651	Paychex, Inc.	132,135
10,417	PMC-Sierra, Inc.[a]	88,753
9,245	Polycom, Inc.[a]	198,490
3,087	QLogic Corporation[a]	54,146
13,463	QUALCOMM, Inc.	557,503
2,585	Research in Motion, Ltd.[a]	151,817
3,106	Skyworks Solutions, Inc.[a]	32,396
9,668	Smart Modular Technologies (WWH), Inc.[a]	39,252

The accompanying Notes to Financial Statements are an integral part of this schedule.
74

Moderate Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (7.9%)	Value
Information Technology (1.4%) - continued
2,059	Solera Holdings, Inc.	$66,341
5,313	STEC, Inc.[a]	113,273
3,728	Sybase, Inc.[a]	147,480
12,784	Symantec Corporation[a]	224,743
1,054	Synaptics, Inc.[a]	23,715
7,808	Tellabs, Inc.[a]	47,004
79,275	Teradyne, Inc.[a]	663,532
10,996	Texas Instruments, Inc.	257,856
28,569	TIBCO Software, Inc.[a]	249,979
7,250	TriQuint Semiconductor, Inc.[a]	39,077
4,837	TTM Technologies, Inc.[a]	49,192
9,444	Tyco Electronics, Ltd.	200,685
4,464	ValueClick, Inc.[a]	43,926
1,527	Varian Semiconductor Equipment Associates, Inc.[a]	43,351
6,688	Visa, Inc.	506,683
2,835	Vishay Intertechnology, Inc.[a]	17,662
4,087	Western Union Company	74,261
11,224	Xilinx, Inc.	244,122
11,854	Yahoo!, Inc.[a]	188,479
6,010	Zebra Technologies Corporation[a]	150,250
4,105	Zoran Corporation[a]	36,411

	Total Information Technology	13,269,297

Materials (0.4%)
2,323	Air Products and Chemicals, Inc.	179,173
10,862	Albemarle Corporation	343,022
3,570	Allied Nevada Gold Corporation[a]	34,093
4,288	Ball Corporation	211,527
3,789	Barrick Gold Corporation	136,139
1,194	CF Industries Holdings, Inc.	99,401
8,419	Commercial Metals Company	124,938
9,675	Crown Holdings, Inc.[a]	257,839
3,643	Domtar Corporation[a]	152,605
4,949	E.I. du Pont de Nemours and Company	157,477
724	FMC Corporation	36,996
2,727	Freeport-McMoRan Copper & Gold, Inc.[a]	200,053
1,266	Horsehead Holding Corporation[a]	12,065
1,808	Innophos Holdings, Inc.	34,985
15,300	International Paper Company	341,343
2,010	Myers Industries, Inc.	17,628
8,327	Owens-Illinois, Inc.[a]	265,465
12,878	Packaging Corporation of America	235,410
2,212	Pactiv Corporation[a]	51,075
1,526	Pan American Silver Corporation[a]	31,924
500	Potash Corporation of Saskatchewan, Inc.	46,390
2,561	PPG Industries, Inc.	144,517
3,771	Praxair, Inc.	299,568
3,449	RTI International Metals, Inc.[a]	71,429
15,595	Sealed Air Corporation	299,892
5,106	Silgan Holdings, Inc.	274,447
6,059	Steel Dynamics, Inc.	81,130
1,109	Terra Industries, Inc.	35,233
364	Walter Energy, Inc.	21,294

	Total Materials	4,197,058

Shares	Common Stock (7.9%)	Value
Telecommunications Services (0.1%)
4,026	Alaska Communication Systems Group, Inc.	$31,322
11,712	Alcatel-Lucent ADR[a]	43,217
7,516	American Tower Corporation[a]	276,739
14,802	AT&T, Inc.	379,967
1,778	Iowa Telecommunications Services, Inc.	20,927
32,315	Qwest Communications International, Inc.	116,011
2,284	Syniverse Holdings, Inc.[a]	39,125
5,138	Telephone and Data Systems, Inc.	152,188
10,571	Verizon Communications, Inc.	312,796

	Total Telecommunications Services	1,372,292

Utilities (0.2%)
3,800	Alliant Energy Corporation	100,928
959	American States Water Company	31,791
2,587	Avista Corporation	49,050
5,639	DPL, Inc.	142,892
659	Energen Corporation	28,917
4,480	Entergy Corporation	343,706
3,122	EQT Corporation	130,687
7,537	FirstEnergy Corporation	326,201
3,585	FPL Group, Inc.	176,023
1,537	Mirant Corporation[a]	21,487
2,698	National Fuel Gas Company	122,327
1,269	Nicor, Inc.	47,054
11,218	NV Energy, Inc.	128,558
1,207	OGE Energy Corporation	40,097
4,101	Pepco Holdings, Inc.	61,228
6,685	Portland General Electric Company	124,274
636	Southwest Gas Corporation	15,894
6,409	UGI Corporation	153,047
718	WGL Holdings, Inc.	23,737
6,590	Xcel Energy, Inc.	124,156

	Total Utilities	2,192,054

	Total Common Stock (cost $78,314,604)	75,917,597

Principal Amount	Long-Term Fixed Income (4.5%)	Value
Asset-Backed Securities (0.4%)
	GSAMP Trust
2,997,039	0.424%, 11/25/2009[b]	2,166,562
	J.P. Morgan Mortgage Trust
2,000,000	5.461%, 10/25/2036	1,589,576

	Total Asset-Backed Securities	3,756,138

Collateralized Mortgage Obligations (1.7%)
	Citigroup Mortgage Loan Trust, Inc.
952,119	5.500%, 11/25/2035	685,363
	Citimortgage Alternative Loan Trust
2,982,542	5.750%, 4/25/2037	2,224,233
	Countrywide Alternative Loan Trust
1,624,523	6.000%, 4/25/2036	1,465,661
704,247	6.000%, 1/25/2037	509,189

The accompanying Notes to Financial Statements are an integral part of this schedule.
75

Moderate Allocation Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (4.5%)	Value
Collateralized Mortgage Obligations (1.7%) - continued
	Countrywide Home Loans
$2,790,615	5.750%, 4/25/2037	$2,120,613
	Deutsche Alt-A Securities, Inc.
759,236	5.500%, 10/25/2021	579,155
1,254,502	6.000%, 10/25/2021	751,465
	GSR Mortgage Loan Trust
3,115,171	0.434%, 11/25/2009[b]	2,213,236
	J.P. Morgan Mortgage Trust
1,875,777	5.809%, 6/25/2036	1,573,909
577,444	6.007%, 10/25/2036	463,743
	MASTR Alternative Loans Trust
702,084	6.500%, 7/25/2034	557,060
	Merrill Lynch Alternative Note Asset Trust
752,635	6.000%, 3/25/2037	403,643
	Sequoia Mortgage Trust
1,161,093	5.770%, 9/20/2046	453,490
	WaMu Mortgage Pass Through Certificates
2,507,240	6.038%, 10/25/2036	2,034,530
	Washington Mutual Mortgage Pass-Through Certificates
702,678	5.922%, 9/25/2036	585,172

	Total Collateralized Mortgage Obligations	16,620,462

Commercial Mortgage-Backed Securities (2.2%)
	Banc of America Commercial Mortgage, Inc.
3,500,000	5.356%, 10/10/2045	3,099,330
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	911,480
2,250,000	5.694%, 6/11/2050	2,090,047
	Citigroup/Deutsche Bank Commercial Mortgage Pass-Through Certificates
3,500,000	5.617%, 10/15/2048	3,490,326
	Credit Suisse Mortgage Capital Certificates
800,000	5.467%, 9/15/2039	698,021
	Greenwich Capital Commercial Funding Corporation
1,350,000	5.867%, 12/10/2049	1,049,019
	GS Mortgage Securities Corporation II
1,800,000	4.761%, 7/10/2039	1,673,780
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,000,000	5.814%, 6/12/2043	1,954,682
2,500,000	5.336%, 5/15/2047	2,249,988
	LB-UBS Commercial Mortgage Trust
3,100,000	5.866%, 9/15/2045	2,820,947
	Morgan Stanley Capital I, Inc.
1,600,000	4.970%, 4/14/2040	1,601,378

	Total Commercial Mortgage-Backed Securities	21,638,998

Principal Amount	Long-Term Fixed Income (4.5%)	Value
U.S. Government and Agencies (0.2%)
	U.S. Treasury Notes
$2,000,000	0.875%, 12/31/2010[c]	$2,009,376

	Total U.S. Government and Agencies	2,009,376

	Total Long-Term Fixed Income (cost $42,541,870)	44,024,974

Shares or Principal Amount	Short-Term Investments (6.8%)[d]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.080%, 11/4/2009	4,999,966
13,100,000	0.081%, 11/6/2009	13,099,853
5,000,000	0.110%, 11/9/2009	4,999,878
13,000,000	0.070%, 11/20/2009	12,999,520
2,000,000	0.055%, 11/25/2009	1,999,927
10,000,000	0.050%, 11/27/2009	9,999,639
7,000,000	0.200%, 3/17/2010[c]	6,994,799
	Ranger Funding Company, LLC
5,640,000	0.100%, 11/2/2009	5,639,985
804,349	Thrivent Money Market Fund	804,349
	Yorktown Capital, LLC
3,500,000	0.100%, 11/2/2009	3,499,990

	Total Short-Term Investments (at amortized cost)	65,037,906

	Total Investments (cost $1,067,994,440) 100.1%	$963,128,219

	Other Assets and Liabilities, Net (0.1%)	(1,411,517)

	Total Net Assets 100.0%	$961,716,702

a	Non-income producing security.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	At October 31, 2009, $9,004,175 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.
76

Moderate Allocation Fund

Schedule of Investments as of October 31, 2009

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,222,324
Gross unrealized depreciation	(118,152,815)

Net unrealized appreciation (depreciation)	($114,930,491)

Cost for federal income tax purposes	$1,078,058,710

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Moderate Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	398,792,550	398,792,550	–	–
Fixed Income Mutual Funds	379,355,192	379,355,192	–	–

Common Stock
Consumer Discretionary	9,325,457	9,325,457	–	–
Consumer Staples	4,505,233	4,505,233	–	–
Energy	8,883,466	8,883,466	–	–
Financials	13,967,041	13,967,041	–	–
Health Care	9,933,277	9,933,277	–	–
Industrials	8,272,422	8,272,422	–	–
Information Technology	13,269,297	13,269,297	–	–
Materials	4,197,058	4,197,058	–	–
Telecommunications Services	1,372,292	1,372,292	–	–
Utilities	2,192,054	2,192,054	–	–

Long-Term Fixed Income
Asset-Backed Securities	3,756,138	–	3,756,138	–
Collateralized Mortgage Obligations	16,620,462	–	16,620,462	–
Commercial Mortgage-Backed Securities	21,638,998	–	21,638,998	–
U.S. Government and Agencies	2,009,376	–	2,009,376	–
Short-Term Investments	65,037,906	804,349	64,233,557	–

Total	$963,128,219	$854,869,688	$108,258,531	$–

Other Financial Instruments*	($1,572,689)	($1,271,129)	($301,560)	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	317	December 2009	$24,238,692	$23,836,815	($401,877)
Russell 2000 Index Mini-Futures	238	December 2009	13,867,725	13,370,840	(496,885)
S&P 400 Index Mini-Futures	232	December 2009	15,491,280	15,251,680	(239,600)
S&P 500 Index Futures	29	December 2009	7,622,017	7,489,250	(132,767)
Total Futures Contracts					($1,271,129)

The accompanying Notes to Financial Statements are an integral part of this schedule.
77

Moderate Allocation Fund

Schedule of Investments as of October 31, 2009

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$940,000	($94,138)	$56,414	($37,724)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	2,820,000	(265,603)	169,242	(96,361)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	940,000	(96,434)	56,414	(40,020)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	940,000	(93,069)	56,414	(36,655)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	6/20/2014	1,410,000	(175,420)	84,620	(90,800)
Total Credit Default Swaps					$423,104	($301,560)

1	As the buyer of protection, Moderate Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Moderate Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,271,129
Total Equity Contracts		1,271,129

Credit Contracts
Credit Default Swap	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	301,560
Total Credit Contracts		301,560

Total Liability Derivatives		$1,572,689

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	18,650,518

Total Equity Contracts		18,650,518

Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(112,263)

Total Credit Contracts		(112,263)

Total		$18,538,255

The accompanying Notes to Financial Statements are an integral part of this schedule.
78

Moderate Allocation Fund

Schedule of Investments as of October 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(978,687)
Total Equity Contracts		(978,687)
Credit Contracts
Credit Default Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	(301,560)
Total Credit Contracts		(301,560)

Total		($1,280,247)

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$73,977,815	9.2%	N/A	N/A
Credit Contracts	N/A	N/A	$1,559,780	0.2%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Real Estate Securities	$23,500,966	$3,175,088	$720,646	3,639,920	$25,079,047	$1,113,045
Partner Small Cap Growth	13,726,837	914,796	360,323	1,818,050	15,307,978	–
Partner Small Cap Value	21,978,826	2,745,374	1,540,484	1,993,339	23,541,331	262,379
Small Cap Stock	21,119,143	1,556,581	12,540,484	845,273	9,593,845	184,388
Mid Cap Growth	5,261,825	2,957,398	180,161	725,847	10,386,865	–
Partner Mid Cap Value	19,797,365	2,043,194	2,720,646	2,338,470	21,022,847	213,603
Mid Cap Stock	40,549,481	6,694,430	21,053,645	3,099,785	36,298,485	477,366
Partner Worldwide Allocation	10,924,226	14,343,265	525,510	4,028,231	31,097,941	354,491
Partner International Stock	51,988,160	1,688,971	2,000,000	6,657,005	60,112,757	1,688,971
Large Cap Growth	60,655,070	2,951,945	22,711,705	10,985,963	49,876,270	223,292
Large Cap Value	83,913,077	17,419,334	33,659,364	6,297,153	73,298,859	2,392,215
Large Cap Stock	36,177,029	2,949,292	5,173,545	1,850,114	35,189,159	662,303
Equity Income Plus	7,435,878	651,879	180,161	1,067,803	7,987,166	194,481
High Yield	47,057,270	6,877,647	13,363,911	11,657,007	52,106,820	4,828,912
Income	145,335,978	17,323,720	19,897,152	20,707,720	168,146,686	9,195,115
Limited Maturity Bond	142,872,969	15,099,349	9,295,478	13,009,132	159,101,686	6,180,092
Money Market	15,094,595	163,436,940	177,727,186	804,349	804,349	101,659
Total Value and Income Earned	747,388,695				778,952,091	28,072,312

The accompanying Notes to Financial Statements are an integral part of this schedule.
79

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Mutual Funds (78.4%)	Value
Equity Mutual Funds (26.4%)
885,984	Thrivent Real Estate Securities Fund	$6,104,427
578,640	Thrivent Partner Small Cap Value Fund	6,833,744
340,903	Thrivent Small Cap Stock Fund	3,869,246
1,031,746	Thrivent Partner Mid Cap Value Fund	9,275,400
796,059	Thrivent Mid Cap Stock Fund	9,321,846
1,488,908	Thrivent Partner Worldwide Allocation Fund	11,494,368
1,680,953	Thrivent Partner International Stock Fund	15,179,007
2,257,361	Thrivent Large Cap Growth Fund	10,248,419
2,148,316	Thrivent Large Cap Value Fund	25,006,393
350,486	Thrivent Large Cap Stock Fund	6,666,240
427,910	Thrivent Equity Income Plus Fund	3,200,770

	Total Equity Mutual Funds	107,199,860

Fixed Income Mutual Funds (52.0%)
4,281,893	Thrivent High Yield Fund	19,140,061
6,299,816	Thrivent Income Fund	51,154,503
11,540,786	Thrivent Limited Maturity Bond Fund	141,143,815

	Total Fixed Income Mutual Funds	211,438,379

	Total Mutual Funds (cost $343,151,423)	318,638,239

Principal Amount	Long-Term Fixed Income (7.1%)	Value
Asset-Backed Securities (0.9%)
	GSAMP Trust
1,408,608	0.424%, 11/25/2009[a]	1,018,284
	J.P. Morgan Mortgage Trust
3,100,000	5.461%, 10/25/2036	2,463,843

	Total Asset-Backed Securities	3,482,127

Collateralized Mortgage Obligations (1.5%)
	Citigroup Mortgage Loan Trust, Inc.
507,797	5.500%, 11/25/2035	365,527
	Citimortgage Alternative Loan Trust
1,533,879	5.750%, 4/25/2037	1,143,891
	Countrywide Alternative Loan Trust
375,598	6.000%, 1/25/2037	271,567
	Countrywide Home Loans
1,395,307	5.750%, 4/25/2037	1,060,307
	Deutsche Alt-A Securities, Inc.
404,926	5.500%, 10/25/2021	308,883
684,274	6.000%, 10/25/2021	409,890
	J.P. Morgan Mortgage Trust
307,970	6.007%, 10/25/2036	247,330
	MASTR Alternative Loans Trust
372,982	6.500%, 7/25/2034	295,938
	Merrill Lynch Alternative Note Asset Trust
401,405	6.000%, 3/25/2037	215,276

Principal Amount	Long-Term Fixed Income (7.1%)	Value
Collateralized Mortgage Obligations (1.5%) - continued
	Sequoia Mortgage Trust
$422,216	5.770%, 9/20/2046	$164,906
	WaMu Mortgage Pass Through Certificates
895,965	6.038%, 10/25/2036	727,041
	Washington Mutual Mortgage Pass-Through Certificates
1,045,846	5.922%, 9/25/2036	870,954

	Total Collateralized Mortgage Obligations	6,081,510

Commercial Mortgage-Backed Securities (4.4%)
	Banc of America Commercial Mortgage, Inc.
2,250,000	5.356%, 10/10/2045	1,992,427
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	911,480
950,000	5.694%, 6/11/2050	882,464
	Citigroup/Deutsche Bank Commercial Mortgage Pass-Through Certificates
2,250,000	5.617%, 10/15/2048	2,243,781
	Credit Suisse Mortgage Capital Certificates
1,200,000	5.467%, 9/15/2039	1,047,031
	Greenwich Capital Commercial Funding Corporation
720,000	5.867%, 12/10/2049	559,477
	GS Mortgage Securities Corporation II
2,700,000	4.761%, 7/10/2039	2,510,671
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,000,000	5.814%, 6/12/2043	2,932,023
1,500,000	5.336%, 5/15/2047	1,349,993
	LB-UBS Commercial Mortgage Trust
1,100,000	5.866%, 9/15/2045	1,000,981
	Morgan Stanley Capital I, Inc.
2,400,000	4.970%, 4/14/2040	2,402,066

	Total Commercial Mortgage-Backed Securities	17,832,394

U.S. Government and Agencies (0.3%)
	U.S. Treasury Notes
1,400,000	0.875%, 12/31/2010[b]	1,406,563

	Total U.S. Government and Agencies	1,406,563

	Total Long-Term Fixed Income (cost $27,317,142)	28,802,594

Shares	Common Stock (5.8%)	Value
Consumer Discretionary (0.7%)
538	Aaron’s, Inc.	13,477

The accompanying Notes to Financial Statements are an integral part of this schedule.
80

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (5.8%)	Value
Consumer Discretionary (0.7%) - continued
500	Abercrombie & Fitch Company	$16,410
1,145	Aeropostale, Inc.[c]	42,972
832	Amazon.com, Inc.[c]	98,850
175	Apollo Group, Inc.[c]	9,992
1,035	Autoliv, Inc.	34,755
958	Bally Technologies, Inc.[c]	37,736
1,656	Best Buy Company, Inc.	63,226
2,525	Brinker International, Inc.	31,916
627	Buffalo Wild Wings, Inc.[c]	25,713
2,248	Career Education Corporation[c]	46,848
1,492	Carnival Corporation	43,447
1,175	Carter’s, Inc.[c]	27,730
5,084	Chico’s FAS, Inc.[c]	60,754
646	Cooper Tire & Rubber Company	9,858
2,447	D.R. Horton, Inc.	26,819
1,100	Darden Restaurants, Inc.	33,341
233	Deckers Outdoor Corporation[c]	20,893
1,343	Discovery Communications, Inc.[c]	36,932
1,001	Dolan Media Company[c]	11,952
730	Dollar Tree, Inc.[c]	32,945
2,760	Domino’s Pizza, Inc.[c]	20,258
6,900	Ford Motor Company[c]	48,300
2,466	Fortune Brands, Inc.	96,051
455	Fossil, Inc.[c]	12,162
1,369	Fred’s, Inc.	16,209
516	Fuqi International, Inc.[c]	10,573
900	GameStop Corporation[c]	21,861
483	Gaylord Entertainment Company[c]	7,259
1,259	Genuine Parts Company	44,052
1,430	Guess ?, Inc.	52,266
4,268	Harman International Industries, Inc.	160,519
5,419	Home Depot, Inc.	135,963
2,935	International Game Technology	52,360
3,041	Jarden Corporation	83,293
2,117	KB Home	30,019
2,380	Kohl’s Corporation[c]	136,184
3,129	Leapfrog Enterprises, Inc.[c]	10,326
795	Lincoln Educational Services[c]	15,757
488	LKQ Corporation[c]	8,428
5,157	Macy’s, Inc	90,608
1,372	MarineMax, Inc.[c]	9,343
926	McGraw-Hill Companies, Inc.	26,650
9,317	Melco Crown Entertainment, Ltd.[c]	46,212
528	Men’s Wearhouse, Inc.	12,234
1,350	Omnicom Group, Inc.	46,278
451	P.F. Chang’s China Bistro, Inc.[c]	13,165
1,095	Panera Bread Company[c]	65,678
1,081	Penn National Gaming, Inc.[c]	27,166
128	Priceline.com, Inc.[c]	20,197
600	RadioShack Corporation	10,134
818	Sherwin-Williams Company	46,659
3,442	Shuffle Master, Inc.[c]	26,882
803	Starwood Hotels & Resorts Worldwide, Inc.	23,335
1,400	Target Corporation	67,802
1,358	Tiffany & Company	53,356
9,268	Time Warner, Inc.	279,152
4,661	Toll Brothers, Inc.[c]	80,729
403	Tupperware Brands Corporation	18,143
250	Valassis Communications, Inc.[c]	4,558

Shares	Common Stock (5.8%)	Value
Consumer Discretionary (0.7%) - continued
882	Virgin Media, Inc.	$12,322
2,887	Walt Disney Company	79,017
586	Warnaco Group, Inc.[c]	23,751
3,806	Warner Music Group Corporation[c]	21,923
1,346	Winnebago Industries, Inc.[c]	15,479
2,422	WMS Industries, Inc.[c]	96,832
386	Wolverine World Wide, Inc.	9,874

	Total Consumer Discretionary	2,915,885

Consumer Staples (0.3%)
4,008	Altria Group, Inc.	72,585
395	American Italian Pasta Company[c]	10,732
1,376	Bare Escentuals, Inc.[c]	17,379
1,348	Calavo Growers, Inc.	24,062
1,074	Casey’s General Stores, Inc.	33,863
833	Central European Distribution Corporation[c]	25,915
5,049	CVS Caremark Corporation	178,230
719	Elizabeth Arden, Inc.[c]	7,657
1,485	Flowers Foods, Inc.	34,690
2,788	General Mills, Inc.	183,785
1,189	Herbalife, Ltd.	40,010
623	J.M. Smucker Company	32,851
1,685	Kimberly-Clark Corporation	103,054
4,702	Kraft Foods, Inc.	129,399
1,129	Kroger Company	26,114
1,892	PepsiCo, Inc.	114,560
2,083	Philip Morris International, Inc.	98,651
1,500	Procter & Gamble Company	87,000
2,220	TreeHouse Foods, Inc.[c]	83,028
8,552	Tyson Foods, Inc.	107,071
400	Walgreen Company	15,132

	Total Consumer Staples	1,425,768

Energy (0.7%)
3,145	Alpha Natural Resources, Inc.[c]	106,836
872	Anadarko Petroleum Corporation	53,131
1,291	Apache Corporation	121,509
494	Arch Coal, Inc.	10,700
936	Atlas Energy, Inc.	24,505
618	Cabot Oil & Gas Corporation	23,775
1,123	Carrizo Oil & Gas, Inc.[c]	26,031
2,561	Chevron Corporation	196,019
532	Cimarex Energy Company	20,833
1,750	Complete Production Services, Inc.[c]	16,678
1,102	Comstock Resources, Inc.[c]	45,281
3,997	ConocoPhillips	200,569
2,340	Devon Energy Corporation	151,421
332	Dresser-Rand Group, Inc.[c]	9,784
1,717	EOG Resources, Inc.	140,210
2,117	Exxon Mobil Corporation	151,725
1,782	Forest Oil Corporation[c]	34,927
1,419	Global Industries, Ltd.[c]	10,345
4,598	Halliburton Company	134,308
1,266	Helmerich & Payne, Inc.	48,133
1,044	Holly Corporation	30,286
1,013	Massey Energy Company	29,468
10,372	Nabors Industries, Ltd.[c]	216,049
1,365	National Oilwell Varco, Inc.[c]	55,951

The accompanying Notes to Financial Statements are an integral part of this schedule.
81

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (5.8%)	Value
Energy (0.7%) - continued
1,300	Noble Corporation	$52,962
404	Occidental Petroleum Corporation	30,656
912	Oil States International, Inc.[c]	31,409
5,844	Patterson-UTI Energy, Inc.	91,050
1,116	Petroleo Brasileiro SA ADR	51,582
1,242	Petroleum Development Corporation[c]	20,741
1,419	Rosetta Resources, Inc.[c]	19,199
323	RPC, Inc.	3,020
3,873	SandRidge Energy, Inc.[c]	39,621
1,400	Schlumberger, Ltd.	87,080
961	Seahawk Drilling, Inc.[c]	25,947
1,049	Southern Union Company	20,529
1,698	Southwestern Energy Company[c]	73,999
1,425	Superior Energy Services, Inc.[c]	30,794
722	T-3 Energy Services, Inc.[c]	14,454
2,121	Tesco Corporation[c]	18,410
2,674	TETRA Technologies, Inc.[c]	25,296
919	Total SA ADR	55,204
1,920	Ultra Petroleum Corporation[c]	93,216
1,532	Union Drilling, Inc.[c]	11,705
1,901	Willbros Group, Inc.[c]	24,979
380	World Fuel Services Corporation	19,323
3,004	XTO Energy, Inc.	124,846

	Total Energy	2,824,496

Financials (1.1%)
1,201	ACE, Ltd.[c]	61,683
378	Affiliated Managers Group, Inc.[c]	23,999
3,147	Allstate Corporation	93,057
542	Altisource Portfolio Solutions SAc	8,266
2,730	American Equity Investment Life Holding Company	17,936
600	American Express Company	20,904
498	American Financial Group, Inc.	12,251
5,535	Ameriprise Financial, Inc.	191,898
148	Arch Capital Group, Ltd.[c]	9,971
386	Aspen Insurance Holdings, Ltd.	9,959
540	BancorpSouth, Inc.	12,193
13,352	Bank of America Corporation	194,672
3,450	Bank of New York Mellon Corporation	91,977
1,855	Cardinal Financial Corporation	15,118
796	Cash America International, Inc.	24,087
4,100	Citigroup, Inc.	16,769
963	Colonial Properties Trust	10,140
1,790	Comerica, Inc.	49,672
893	Commerce Bancshares, Inc.	34,255
1,877	Cousins Properties, Inc.	13,740
532	Delphi Financial Group, Inc.	11,544
945	Dollar Financial Corporation[c]	17,738
1,109	Duff & Phelps Corporation	19,064
2,255	Duke Realty Corporation	25,346
1,827	DuPont Fabros Technology, Inc.[c]	27,551
2,119	East West Bancorp, Inc.	19,135
806	Eaton Vance Corporation	22,882
1,701	Endurance Specialty Holdings, Ltd.	61,219
2,075	Equity One, Inc.	30,959
504	Evercore Partners, Inc.	16,451
387	Everest Re Group, Ltd.	33,859
4,410	FBR Capital Markets Corporation[c]	26,901

Shares	Common Stock (5.8%)	Value
Financials (1.1%) - continued
4,938	Fifth Third Bancorp	$44,146
3,090	First Industrial Realty Trust, Inc.	13,441
1,496	First Mercury Financial Corporation	18,999
1,970	First Niagara Financial Group, Inc.	25,295
100	Franklin Resources, Inc.	10,463
1,330	Goldman Sachs Group, Inc.	226,326
499	Hancock Holding Company	18,099
1,561	Hanover Insurance Group, Inc.	65,656
1,758	Hartford Financial Services Group, Inc.	43,106
4,205	HCC Insurance Holdings, Inc.	110,970
750	Home Bancshares, Inc.	16,222
4,152	Host Marriott Corporation	41,977
924	IntercontinentalExchange, Inc.[c]	92,576
2,506	Invesco, Ltd.	53,002
1,100	iShares Russell 2000 Index Fund	61,985
617	iShares Russell Microcap Index Fund	22,119
12,822	J.P. Morgan Chase & Company	535,575
322	KBW, Inc.[c]	9,016
1,095	Kite Realty Group Trust	4,062
1,332	Knight Capital Group, Inc.[c]	22,444
268	LaSalle Hotel Properties	4,599
873	Lazard, Ltd.	32,956
2,192	Maiden Holdings, Ltd.	15,191
2,796	Marshall & Ilsley Corporation	14,875
1,192	Max Capital Group, Ltd.	24,615
2,368	Meadowbrook Insurance Group, Inc.	15,937
1,552	MetLife, Inc.	52,815
2,828	MGIC Investment Corporation[c]	12,189
5,428	Morgan Stanley	174,347
658	Nelnet, Inc.[c]	9,232
3,798	New York Community Bancorp, Inc.	41,018
394	Northern Trust Corporation	19,798
1,858	Ocwen Financial Corporation[c]	20,308
1,465	optionsXpress Holdings, Inc.	22,898
447	PartnerRe, Ltd.	34,187
903	PHH Corporation[c]	14,592
268	Platinum Underwriters Holdings, Ltd.	9,586
1,734	PNC Financial Services Group, Inc.	84,862
1,386	Principal Financial Group, Inc.	34,705
697	Prosperity Bancshares, Inc.	24,946
937	Protective Life Corporation	18,037
1,747	Prudential Financial, Inc.	79,017
540	Rayonier, Inc. REIT	20,833
464	Renasant Corporation	6,793
1,004	SEI Investments Company	17,540
561	Signature Bank[c]	17,705
3,138	State Street Corporation	131,733
174	Stifel Financial Corporation[c]	9,041
3,009	Sunstone Hotel Investors, Inc.[c]	22,718
1,951	SVB Financial Group[c]	80,479
2,605	TD Ameritrade Holding Corporation[c]	50,277
945	Texas Capital Bancshares, Inc.[c]	13,769
208	Tower Bancorp, Inc.	4,692
3,149	Travelers Companies, Inc.	156,789

The accompanying Notes to Financial Statements are an integral part of this schedule.
82

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (5.8%)	Value
Financials (1.1%) - continued
527	Univest Corporation of Pennsylvania	$10,134
759	Validus Holdings, Ltd.	19,203
3,546	W.R. Berkley Corporation	87,657
985	Waddell & Reed Financial, Inc.	27,639
3,580	Washington Federal, Inc.	61,397
9,455	Wells Fargo & Company	260,202
834	Westamerica Bancorporation	39,865
845	XL Capital, Ltd.	13,866
2,252	Zions Bancorporation	31,888

	Total Financials	4,505,605

Health Care (0.8%)
218	Alcon, Inc.	31,128
823	Allergan, Inc.	46,294
429	American Medical Systems Holdings, Inc.[c]	6,615
555	Auxilium Pharmaceuticals, Inc.[c]	17,460
1,600	Baxter International, Inc.	86,496
994	Beckman Coulter, Inc.	63,944
2,933	BioMarin Pharmaceutical, Inc.[c]	45,637
202	Bio-Rad Laboratories, Inc.[c]	18,057
31,615	Boston Scientific Corporation[c]	256,714
592	C.R. Bard, Inc.	44,441
710	Catalyst Health Solutions, Inc.[c]	22,273
1,396	Celgene Corporation[c]	71,266
196	Cerner Corporation[c]	14,904
683	Charles River Laboratories International, Inc.[c]	24,943
532	Chemed Corporation	24,110
1,973	Community Health Systems, Inc.[c]	61,715
2,116	Coventry Health Care, Inc.[c]	41,960
4,490	Covidien, Ltd.	189,119
294	Dionex Corporation[c]	19,957
533	Emergency Medical Services Corporation[c]	25,595
1,968	Endologix, Inc.[c]	9,368
1,837	Gilead Sciences, Inc.[c]	78,164
1,514	Healthsouth Corporation[c]	22,120
389	Henry Schein, Inc.[c]	20,551
2,654	Hologic, Inc.[c]	39,226
1,131	Hospira, Inc.[c]	50,488
605	ICON plc ADR[c]	14,944
740	Invacare Corporation	16,598
1,133	inVentiv Health, Inc.[c]	19,238
3,398	Johnson & Johnson	200,652
1,106	Kinetic Concepts, Inc.[c]	36,708
4,424	King Pharmaceuticals, Inc.[c]	44,815
793	LHC Group, Inc.[c]	22,133
1,999	Lincare Holdings, Inc.[c]	62,789
896	Masimo Corporation[c]	23,807
1,247	MedAssets, Inc.[c]	27,359
1,260	Medco Health Solutions, Inc.[c]	70,711
816	Medicis Pharmaceutical Corporation	17,275
512	Mednax, Inc.[c]	26,583
4,055	Medtronic, Inc.	144,763
644	NuVasive, Inc.[c]	23,371
679	Owens & Minor, Inc.	27,764
759	Perrigo Company	28,227
22,016	Pfizer, Inc.	374,932
614	RehabCare Group, Inc.[c]	11,512
1,197	Savient Pharmaceuticals, Inc.[c]	15,082

Shares	Common Stock (5.8%)	Value
Health Care (0.8%) - continued
620	Shire Pharmaceuticals Group plc ADR	$33,046
957	STERIS Corporation	28,002
1,535	Syneron Medical, Ltd.[c]	16,885
2,300	Thermo Fisher Scientific, Inc.[c]	103,500
546	Thoratec Corporation[c]	14,338
828	Triple-S Management Corporation[c]	13,828
1,485	United Therapeutics Corporation[c]	63,172
7,349	UnitedHealth Group, Inc.	190,707
380	Universal Health Services, Inc.	21,147
657	Varian Medical Systems, Inc.[c]	26,924
1,198	Vertex Pharmaceuticals, Inc.[c]	40,205
610	Watson Pharmaceuticals, Inc.[c]	20,996

	Total Health Care	3,114,558

Industrials (0.6%)
1,480	3M Company	108,884
924	AAON, Inc.	16,641
3,981	AirTran Holdings, Inc.[c]	16,840
409	Alliant Techsystems, Inc.[c]	31,812
1,410	Avery Dennison Corporation	50,267
2,466	BE Aerospace, Inc.[c]	43,722
1,184	Beacon Roofing Supply, Inc.[c]	17,002
3,149	Bowne & Company, Inc.[c]	20,563
280	Bucyrus International, Inc.	12,438
881	Caterpillar, Inc.	48,508
1,508	Chicago Bridge and Iron Company	28,365
476	Copa Holdings SA	20,101
2,100	CSX Corporation	88,578
718	Curtiss-Wright Corporation	21,411
678	Danaher Corporation	46,260
6,787	Delta Air Lines, Inc.[c]	48,459
1,456	Deluxe Corporation	20,719
1,004	Dover Corporation	37,831
1,392	DynCorp International, Inc.[c]	23,664
1,529	Eaton Corporation	92,428
415	EMCOR Group, Inc.[c]	9,802
1,063	EnerSys[c]	23,492
1,934	FedEx Corporation	140,582
900	Foster Wheeler AGc	25,191
350	FTI Consulting, Inc.[c]	14,284
691	Gardner Denver, Inc.[c]	24,814
488	Genco Shipping & Trading, Ltd.	9,706
142	General Cable Corporation[c]	4,422
1,528	General Dynamics Corporation	95,806
8,344	General Electric Company	118,985
1,885	Great Lakes Dredge & Dock Company	11,555
894	Griffon Corporation[c]	7,840
314	Heico Corporation	11,941
2,730	Honeywell International, Inc.	97,980
1,250	IDEX Corporation	35,538
1,936	Ingersoll-Rand plc	61,158
2,358	Iridium Communications, Inc.[c]	20,986
1,026	Knight Transportation, Inc.	16,457
386	Landstar System, Inc.	13,603
347	Lennox International, Inc.	11,683
6,400	Manitowoc Company, Inc.	58,496
443	Manpower, Inc.	21,003
368	Middleby Corporation[c]	16,674
3,798	Monster Worldwide, Inc.[c]	55,147

The accompanying Notes to Financial Statements are an integral part of this schedule.
83

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (5.8%)	Value
Industrials (0.6%) - continued
2,679	Navistar International Corporation[c]	$88,782
2,394	Oshkosh Corporation	74,836
1,389	Pall Corporation	44,087
877	Parker Hannifin Corporation	46,446
274	Precision Castparts Corporation	26,134
1,507	Protection One, Inc.[c]	8,108
254	Raytheon Company	11,501
403	Robert Half International, Inc.	9,350
993	Rockwell Collins, Inc.	50,027
776	Roper Industries, Inc.	39,227
1,829	SmartHeat, Inc.[c]	16,351
871	SPX Corporation	45,971
716	Sykes Enterprises, Inc.[c]	16,998
896	Teledyne Technologies, Inc.[c]	30,607
470	Triumph Group, Inc.	22,001
1,108	Tyco International, Ltd.	37,173
4,050	UAL Corporation[c]	26,366
1,222	Union Pacific Corporation	67,381
2,512	United Technologies Corporation	154,362
1,868	Werner Enterprises, Inc.	35,025
735	WESCO International, Inc.[c]	18,787
1,062	Woodward Governor Company	24,968

	Total Industrials	2,596,126

Information Technology (1.0%)
1,947	ADC Telecommunications, Inc.[c]	12,636
875	ADTRAN, Inc.	20,160
2,754	Advanced Micro Devices, Inc.[c]	12,668
1,183	Akamai Technologies, Inc.[c]	26,026
1,021	Altera Corporation	20,206
1,167	Apple, Inc.[c]	219,980
828	AsiaInfo Holdings, Inc.[c]	18,266
23,256	Atmel Corporation[c]	86,512
2,116	Avnet, Inc.[c]	52,434
714	Brightpoint, Inc.[c]	5,262
3,045	CIENA Corporation[c]	35,718
6,674	Cisco Systems, Inc.[c]	152,501
632	CommVault Systems, Inc.[c]	12,450
14,093	Compuware Corporation[c]	99,497
2,088	Comtech Group, Inc.[c]	11,714
583	Corning, Inc.	8,518
623	DTS, Inc.[c]	17,600
2,867	EarthLink, Inc.	23,223
2,575	eBay, Inc.[c]	57,345
2,846	F5 Networks, Inc.[c]	127,757
3,545	FalconStor Software, Inc.[c]	11,805
2,703	Finisar Corporation[c]	20,137
2,781	Flextronics International, Ltd.[c]	18,021
3,360	FormFactor, Inc.[c]	57,086
382	Google, Inc.[c]	204,798
1,200	Hewlett-Packard Company	56,952
5,998	Intel Corporation	114,622
1,896	International Business Machines Corporation	228,677
1,575	Jabil Circuit, Inc.	21,073
641	JDA Software Group, Inc.[c]	12,717
1,004	Juniper Networks, Inc.[c]	25,612
786	KLA-Tencor Corporation	25,553
3,036	Lam Research Corporation[c]	102,374
8,884	Lattice Semiconductor Corporation[c]	16,968
759	Lender Processing Services, Inc.	30,208

Shares	Common Stock (5.8%)	Value
Information Technology (1.0%) - continued
2,653	Limelight Networks, Inc.[c]	$9,259
344	ManTech International Corporation[c]	15,088
1,201	Marvell Technology Group, Ltd.[c]	16,478
3,709	Maxim Integrated Products, Inc.	61,829
773	Mellanox Technologies, Ltd.[c]	13,489
2,121	Mentor Graphics Corporation[c]	15,483
3,700	Microsoft Corporation	102,601
1,182	MIPS Technologies, Inc.[c]	4,669
367	Multi-Fineline Electronix, Inc.[c]	10,001
902	Netezza Corporation[c]	8,334
1,937	Nokia Oyj ADR	24,426
1,115	Novellus Systems, Inc.[c]	22,947
1,713	Nuance Communications, Inc.[c]	22,457
3,300	ON Semiconductor Corporation[c]	22,077
10,183	Oracle Corporation	214,861
517	Palm, Inc.[c]	6,002
1,163	Paychex, Inc.	33,041
2,604	PMC-Sierra, Inc.[c]	22,186
2,708	Polycom, Inc.[c]	58,141
1,403	QLogic Corporation[c]	24,609
3,531	QUALCOMM, Inc.	146,219
714	Research in Motion, Ltd.[c]	41,933
1,412	Skyworks Solutions, Inc.[c]	14,727
4,394	Smart Modular Technologies (WWH), Inc.[c]	17,840
936	Solera Holdings, Inc.	30,158
1,400	STEC, Inc.[c]	29,848
1,188	Sybase, Inc.[c]	46,997
3,377	Symantec Corporation[c]	59,368
479	Synaptics, Inc.[c]	10,777
3,549	Tellabs, Inc.[c]	21,365
24,917	Teradyne, Inc.[c]	208,555
3,665	Texas Instruments, Inc.	85,944
8,550	TIBCO Software, Inc.[c]	74,812
3,295	TriQuint Semiconductor, Inc.[c]	17,760
2,199	TTM Technologies, Inc.[c]	22,364
2,998	Tyco Electronics, Ltd.	63,707
2,029	ValueClick, Inc.[c]	19,965
694	Varian Semiconductor Equipment Associates, Inc.[c]	19,703
1,738	Visa, Inc.	131,671
1,289	Vishay Intertechnology, Inc.[c]	8,030
1,162	Western Union Company	21,114
2,930	Xilinx, Inc.	63,728
3,202	Yahoo!, Inc.[c]	50,912
1,503	Zebra Technologies Corporation[c]	37,575
1,866	Zoran Corporation[c]	16,551

	Total Information Technology	3,936,677

Materials (0.3%)
637	Air Products and Chemicals, Inc.	49,132
2,934	Albemarle Corporation	92,656
1,623	Allied Nevada Gold Corporation[c]	15,500
1,072	Ball Corporation	52,882
1,000	Barrick Gold Corporation	35,930
374	CF Industries Holdings, Inc.	31,135
2,105	Commercial Metals Company	31,238
2,419	Crown Holdings, Inc.[c]	64,466
1,214	Domtar Corporation[c]	50,854

The accompanying Notes to Financial Statements are an integral part of this schedule.
84

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (5.8%)	Value
Materials (0.3%) - continued
1,650	E.I. du Pont de Nemours and Company	$52,503
329	FMC Corporation	16,812
752	Freeport-McMoRan Copper & Gold, Inc.[c]	55,167
575	Horsehead Holding Corporation[c]	5,480
822	Innophos Holdings, Inc.	15,906
5,100	International Paper Company	113,781
914	Myers Industries, Inc.	8,016
2,405	Owens-Illinois, Inc.[c]	76,671
3,783	Packaging Corporation of America	69,153
1,006	Pactiv Corporation[c]	23,229
694	Pan American Silver Corporation[c]	14,518
100	Potash Corporation of Saskatchewan, Inc.	9,278
857	PPG Industries, Inc.	48,361
1,257	Praxair, Inc.	99,856
1,289	RTI International Metals, Inc.[c]	26,695
4,688	Sealed Air Corporation	90,150
1,524	Silgan Holdings, Inc.	81,915
1,515	Steel Dynamics, Inc.	20,286
504	Terra Industries, Inc.	16,012
91	Walter Energy, Inc.	5,324

	Total Materials	1,272,906

Telecommunications Services (0.1%)
1,830	Alaska Communication Systems Group, Inc.	14,237
3,063	Alcatel-Lucent ADR[c]	11,303
2,005	American Tower Corporation[c]	73,824
4,934	AT&T, Inc.	126,656
808	Iowa Telecommunications Services, Inc.	9,510
7,687	Qwest Communications International, Inc.	27,596
1,038	Syniverse Holdings, Inc.[c]	17,781
1,284	Telephone and Data Systems, Inc.	38,032
3,527	Verizon Communications, Inc.	104,364

	Total Telecommunications Services	423,303

Utilities (0.2%)
950	Alliant Energy Corporation	25,232
436	American States Water Company	14,453
1,176	Avista Corporation	22,297
1,410	DPL, Inc.	35,729
300	Energen Corporation	13,164
1,396	Entergy Corporation	107,101
781	EQT Corporation	32,693
2,377	FirstEnergy Corporation	102,877
1,195	FPL Group, Inc.	58,675
699	Mirant Corporation[c]	9,772
674	National Fuel Gas Company	30,559
577	Nicor, Inc.	21,395
2,804	NV Energy, Inc.	32,134
549	OGE Energy Corporation	18,238
1,025	Pepco Holdings, Inc.	15,303
2,166	Portland General Electric Company	40,266
289	Southwest Gas Corporation	7,222
2,069	UGI Corporation	49,408
326	WGL Holdings, Inc.	10,778

Shares	Common Stock (5.8%)	Value
Utilities (0.2%) - continued
2,197	Xcel Energy, Inc.	$41,391

	Total Utilities	688,687

	Total Common Stock (cost $24,211,196)	23,704,011

Shares or Principal Amount	Short-Term Investments (8.8%)[d]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.080%, 11/4/2009	4,999,967
10,000,000	0.070%, 11/20/2009	9,999,631
3,000,000	0.055%, 11/25/2009	2,999,890
2,000,000	0.200%, 3/17/2010[b]	1,998,514
	Federal National Mortgage Association Discount Notes
7,000,000	0.100%, 11/12/2009	6,999,786
3,675,000	0.060%, 11/16/2009	3,674,908
1,811,651	Thrivent Money Market Fund	1,811,651
	Yorktown Capital, LLC
3,500,000	0.100%, 11/2/2009	3,499,990

	Total Short-Term Investments (at amortized cost)	35,984,337

	Total Investments (cost $430,664,098) 100.1%	$407,129,181

	Other Assets and Liabilities, Net (0.1%)	(398,556)

	Total Net Assets 100.0%	$406,730,625

a	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
b	At October 31, 2009, $3,405,077 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	Non-income producing security.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,085,534
Gross unrealized depreciation	(29,857,574)

Net unrealized appreciation (depreciation)	($26,772,040)

Cost for federal income tax purposes	$433,901,221

The accompanying Notes to Financial Statements are an integral part of this schedule.
85

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	107,199,860	107,199,860	–	–
Fixed Income Mutual Funds	211,438,379	211,438,379	–	–

Long-Term Fixed Income
Asset-Backed Securities	3,482,127	–	3,482,127	–
Collateralized Mortgage Obligations	6,081,510	–	6,081,510	–
Commercial Mortgage-Backed Securities	17,832,394	–	17,832,394	–
U.S. Government and Agencies	1,406,563	–	1,406,563	–

Common Stock
Consumer Discretionary	2,915,885	2,915,885	–	–
Consumer Staples	1,425,768	1,425,768	–	–
Energy	2,824,496	2,824,496	–	–
Financials	4,505,605	4,505,605	–	–
Health Care	3,114,558	3,114,558	–	–
Industrials	2,596,126	2,596,126	–	–
Information Technology	3,936,677	3,936,677	–	–
Materials	1,272,906	1,272,906	–	–
Telecommunications Services	423,303	423,303	–	–
Utilities	688,687	688,687	–	–
Short-Term Investments	35,984,337	1,811,651	34,172,686	–

Total	$407,129,181	$344,153,901	$62,975,280	$–

Other Financial Instruments*	($393,495)	($292,237)	($101,258)	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	75	December 2009	$5,734,706	$5,639,625	($95,081)
Russell 2000 Index Mini-Futures	64	December 2009	3,729,136	3,595,520	(133,616)
S&P 500 Index Futures	38	December 2009	9,877,040	9,813,500	(63,540)
Total Futures Contracts					($292,237)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$940,000	($88,534)	$56,414	($32,120)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	470,000	(47,069)	28,207	(18,862)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	470,000	(48,217)	28,207	(20,010)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	6/20/2014	470,000	(58,473)	28,207	(30,266)
Total Credit Default Swaps					$141,035	($101,258)

1	As the buyer of protection, Moderately Conservative Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Conservative Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

The accompanying Notes to Financial Statements are an integral part of this schedule.
86

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2009

2	The maximum potential amount of future payments Moderately Conservative Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	292,237
Total Equity Contracts		292,237

Credit Contracts
Credit Default Swap	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	101,258
Total Credit Contracts		101,258

Total Liability Derivatives		$393,495

*       Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	5,554,162

Total Equity Contracts		5,554,162

Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(37,488)

Total Credit Contracts		(37,488)

Total		$5,516,674

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	580,000
Total Equity Contracts		580,000
Credit Contracts
Credit Default Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	(101,258)
Total Credit Contracts		(101,258)

Total		$478,742

The accompanying Notes to Financial Statements are an integral part of this schedule.
87

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2009

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$25,965,616	7.6%	N/A	N/A
Credit Contracts	N/A	N/A	$520,357	0.2%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Real Estate Securities	$5,467,954	$1,252,682	$399,201	885,984	$6,104,427	$257,494
Partner Small Cap Value	5,980,770	862,557	199,600	578,640	6,833,744	75,610
Small Cap Stock	8,445,246	767,207	5,292,987	340,903	3,869,246	73,461
Partner Mid Cap Value	7,852,042	563,165	199,600	1,031,746	9,275,400	96,392
Mid Cap Stock	10,290,228	4,050,174	8,370,425	796,059	9,321,846	145,404
Partner Worldwide Allocation	3,319,158	6,023,110	302,756	1,488,908	11,494,368	156,019
Partner International Stock	12,484,133	405,580	–	1,680,953	15,179,007	405,580
Large Cap Growth	13,838,184	971,572	6,231,813	2,257,361	10,248,419	48,775
Large Cap Value	27,048,365	6,830,250	11,045,970	2,148,316	25,006,393	767,871
Large Cap Stock	6,029,642	592,927	323,512	350,486	6,666,240	126,154
Equity Income Plus	2,958,153	310,658	99,800	427,910	3,200,770	77,272
High Yield	15,090,979	2,980,064	2,670,268	4,281,893	19,140,061	1,579,745
Income	41,309,632	6,150,509	3,682,816	6,299,816	51,154,503	2,649,713
Limited Maturity Bond	137,687,487	15,121,714	21,440,299	11,540,786	141,143,815	5,852,526
Money Market	15,848,508	80,946,318	94,983,175	1,811,651	1,811,651	109,865
Total Value and Income Earned	313,650,481				320,449,890	12,421,881

The accompanying Notes to Financial Statements are an integral part of this schedule.
88

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (93.9%)	Value
Consumer Discretionary (15.6%)
84,960	ArvinMeritor, Inc.	$663,538
17,230	Capella Education Company[a]	1,187,147
84,630	Coldwater Creek, Inc.[a]	486,623
9,060	Deckers Outdoor Corporation[a]	812,410
20,340	DineEquity, Inc.[a,b]	430,394
56,060	Finish Line, Inc.	568,448
24,110	Fuqi International, Inc.[a,b]	494,014
28,020	Gaylord Entertainment Company[a,b]	421,141
25,880	J. Crew Group, Inc.[a,b]	1,055,386
103,260	Orient-Express Hotels, Ltd.[a]	888,036
25,610	Ryland Group, Inc.	475,066
157,240	Saks, Inc.[a,b]	882,116
25,530	Tempur-Pedic International, Inc.[a]	494,516
71,510	Texas Roadhouse, Inc.[a]	677,200
33,590	True Religion Apparel, Inc.[a,b]	865,614
16,160	Tupperware Brands Corporation	727,523
25,100	Warnaco Group, Inc.[a]	1,017,303
30,820	WMS Industries, Inc.[a]	1,232,184

	Total Consumer Discretionary	13,378,659

Consumer Staples (2.8%)
9,930	Central European Distribution Corporation[a]	308,922
14,460	Chattem, Inc.[a,b]	916,330
16,820	Lance, Inc.	405,699
32,910	United Natural Foods, Inc.[a]	793,460

	Total Consumer Staples	2,424,411

Energy (2.8%)
28,950	Arena Resources, Inc.[a]	1,078,677
123,110	Key Energy Services, Inc.[a]	899,934
19,880	Swift Energy Company[a]	421,058

	Total Energy	2,399,669

Financials (6.5%)
43,590	Artio Global Investors, Inc.[a]	1,024,801
29,310	Bank of the Ozarks, Inc.[b]	666,802
53,080	Broadpoint Gleacher Securities, Inc.[a]	338,120
30,580	E-House China Holdings, Ltd. ADS[a,b]	523,224
41,340	National Financial Partners[a]	336,921
15,550	optionsXpress Holdings, Inc.	243,047
17,300	ProAssurance Corporation[a]	869,844
12,260	Stifel Financial Corporation[a]	637,030
14,450	Tanger Factory Outlet Centers, Inc.	550,111
83,370	Western Alliance Bancorp[a,b]	362,659

	Total Financials	5,552,559

Health Care (23.3%)
28,300	Acorda Therapeutics, Inc.[a]	614,959
35,200	Align Technology, Inc.[a,b]	553,344
24,770	AMERIGROUP Corporation[a]	546,178
17,520	Auxilium Pharmaceuticals, Inc.[a]	551,179
20,560	Emergency Medical Services Corporation[a]	987,291
45,660	ev3, Inc.[a]	537,875
14,810	Haemonetics Corporation[a]	762,715
62,900	Healthsouth Corporation[a,b]	918,969

Shares	Common Stock (93.9%)	Value
Health Care (23.3%) - continued
42,420	Human Genome Sciences, Inc.[a,b]	$792,830
18,830	ICON plc ADR[a]	465,101
30,400	Immucor, Inc.[a]	543,552
59,660	Impax Laboratories, Inc.[a]	529,781
27,100	MedAssets, Inc.[a]	594,574
27,710	Medicis Pharmaceutical Corporation	586,621
10,400	Mednax, Inc.[a]	539,968
25,860	NuVasive, Inc.[a,b]	938,459
9,680	Onyx Pharmaceuticals, Inc.[a]	257,488
8,850	OSI Pharmaceuticals, Inc.[a]	285,147
27,150	PAREXEL International Corporation[a]	339,918
22,710	Perrigo Company	844,585
34,430	PharMerica Corporation[a]	531,255
34,570	Psychiatric Solutions, Inc.[a]	713,525
13,130	Quality Systems, Inc.[b]	801,193
18,030	Regeneron Pharmaceuticals, Inc.[a]	283,071
32,760	Savient Pharmaceuticals, Inc.[a]	412,776
24,820	Seattle Genetics, Inc.[a]	225,366
32,840	STERIS Corporation	960,898
9,120	SXC Health Solutions Corporation[a]	416,602
247,300	Tenet Healthcare Corporation[a]	1,266,176
26,010	Thoratec Corporation[a]	683,022
19,500	United Therapeutics Corporation[a,b]	829,530
16,360	West Pharmaceutical Services, Inc.[b]	645,729

	Total Health Care	19,959,677

Industrials (9.1%)
18,620	American Superconductor Corporation[a,b]	624,142
15,070	Copa Holdings SA	636,406
58,340	Ener1, Inc.[a,b]	291,117
28,390	EnPro Industries, Inc.[a]	641,046
25,030	Genesee & Wyoming, Inc.[a]	726,120
16,520	Hub Group, Inc.[a]	410,687
57,840	Kforce, Inc.[a]	678,463
50,490	Mobile Mini, Inc.[a,b]	732,105
12,380	Nordson Corporation	653,293
29,870	Tetra Tech, Inc.[a]	768,555
22,810	Trina Solar, Ltd.[a]	740,869
17,040	Watsco, Inc.[b]	872,789

	Total Industrials	7,775,592

Information Technology (27.9%)
52,353	ADTRAN, Inc.	1,206,213
76,510	Ariba, Inc.[a]	904,348
39,430	AsiaInfo Holdings, Inc.[a]	869,826
59,400	Atheros Communications, Inc.[a]	1,462,428
25,810	Blue Coat Systems, Inc.[a]	575,047
44,980	CIENA Corporation[a]	527,615
15,400	Compellent Technologies, Inc.[a,b]	282,436
30,890	comScore, Inc.[a]	473,544
57,680	CyberSource Corporation[a]	944,798
14,650	Cymer, Inc.[a]	501,616
29,830	DealerTrack Holdings, Inc.[a]	491,598
33,170	Diodes, Inc.[a]	543,325
137,970	Fairchild Semiconductor International, Inc.[a]	1,032,016

The accompanying Notes to Financial Statements are an integral part of this schedule.
89

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (93.9%)	Value
Information Technology (27.9%) - continued
50,130	GSI Commerce, Inc.[a]	$950,966
14,740	Mercadolibre, Inc.[a]	527,545
40,730	Net 1 UEPS Technology, Inc.[a]	712,368
29,880	Netlogic Microsystems, Inc.[a,b]	1,135,739
61,120	Palm, Inc.[a,b]	709,603
46,340	Plexus Corporation[a]	1,172,402
144,490	PMC-Sierra, Inc.[a]	1,231,055
22,830	Riverbed Technology, Inc.[a]	467,787
49,800	Semtech Corporation[a]	770,406
21,710	Solarwinds, Inc.[a,b]	386,438
34,140	Sourcefire, Inc.[a]	693,042
33,080	SuccessFactors, Inc.[a,b]	505,793
115,740	Teradyne, Inc.[a]	968,744
39,630	Ultratech, Inc.[a]	512,020
31,850	Varian Semiconductor Equipment Associates, Inc.[a]	904,221
60,150	Verigy, Ltd.[a,b]	591,876
24,550	VistaPrint NVa	1,253,277
32,260	Vocus, Inc.[a]	583,906

	Total Information Technology	23,891,998

Materials (4.1%)
61,530	Century Aluminum Company[a]	533,465
13,570	Compass Minerals International, Inc.	845,682
5,780	Schweitzer-Mauduit International, Inc.	298,537
53,650	Solutia, Inc.[a]	590,150
38,890	Temple-Inland, Inc.	600,851
57,950	Thompson Creek Metals Company, Inc.[a]	589,931

	Total Materials	3,458,616

Telecommunications Services (1.8%)
23,650	Neutral Tandem, Inc.[a,b]	498,778
57,720	Premiere Global Services, Inc.[a]	431,168
44,370	TW Telecom, Inc.[a]	559,063

	Total Telecommunications Services	1,489,009

	Total Common Stock (cost $72,284,746)	80,330,190

Principal Amount	Long-Term Fixed Income (0.7%)	Value
U.S. Government and Agencies (0.7%)
	U.S. Treasury Notes
600,000	0.875%, 12/31/2010[c]	602,813

	Total U.S. Government and Agencies	602,813

	Total Long-Term Fixed Income (cost $600,325)	602,813

Shares	Collateral Held for Securities Loaned (17.0%)	Value
14,587,940	Thrivent Financial Securities Lending Trust	$14,587,940

	Total Collateral Held for Securities Loaned (cost $14,587,940)	14,587,940

Shares	Short-Term Investments (5.8%)	Value
4,931,858	Thrivent Money Market Fund	4,931,858

	Total Short-Term Investments (at amortized cost)	4,931,858

	Total Investments (cost $92,404,869) 117.4%	$100,452,801

	Other Assets and Liabilities, Net (17.4%)	(14,911,106)

	Total Net Assets 100.0%	$85,541,695

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	At October 31, 2009, $602,813 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ADS	-	American Depositary Share, which are underlying shares for a foreign security issued under an ADR agreement that are held on deposit by a custodian bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,829,224
Gross unrealized depreciation	(3,707,395)

Net unrealized appreciation (depreciation)	$7,121,829

Cost for federal income tax purposes	$93,330,972

The accompanying Notes to Financial Statements are an integral part of this schedule.
90

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Partner Small Cap Growth Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	13,378,659	13,378,659	–	–
Consumer Staples	2,424,411	2,424,411	–	–
Energy	2,399,669	2,399,669	–	–
Financials	5,552,559	5,552,559	–	–
Health Care	19,959,677	19,959,677	–	–
Industrials	7,775,592	7,775,592	–	–
Information Technology	23,891,998	23,891,998	–	–
Materials	3,458,616	3,458,616	–	–
Telecommunications Services	1,489,009	1,489,009	–	–

Long-Term Fixed Income
U.S. Government and Agencies	602,813	–	602,813	–
Collateral Held for Securities Loaned	14,587,940	14,587,940	–	–
Short-Term Investments	4,931,858	4,931,858	–	–

Total	$100,452,801	$99,849,988	$602,813	$–

Other Financial Instruments*	($95,458)	($95,458)	$–	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	45	December 2009	$2,623,558	$2,528,100	($95,458)
Total Futures Contracts					($95,458)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Partner Small Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	95,458
Total Equity Contracts		95,458

Total Liability Derivatives		$95,458

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Partner Small Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	(411,287)

Total Equity Contracts		(411,287)

Total		($411,287)

The accompanying Notes to Financial Statements are an integral part of this schedule.
91

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Partner Small Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	680,552
Total Equity Contracts		680,552

Total		$680,552

The following table presents Partner Small Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$3,534,278	4.8%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$7,042,556	$43,723,929	$45,834,627	4,931,858	$4,931,858	$39,820
Thrivent Financial Securities Lending Trust	14,040,435	75,720,201	75,172,696	14,587,940	14,587,940	144,891
Total Value and Income Earned	21,082,991				19,519,798	184,711

The accompanying Notes to Financial Statements are an integral part of this schedule.
92

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (95.3%)	Value
Consumer Discretionary (13.3%)
122,000	Aaron’s, Inc.[a]	$3,056,100
35,900	Brunswick Corporation	340,332
38,500	Cavco Industries, Inc.[b]	1,170,400
34,400	Corinthian Colleges, Inc.[a,b]	545,584
43,000	CSS Industries, Inc.	872,900
54,400	Dixie Group, Inc.[b]	157,760
52,000	Dorman Products, Inc.[b]	760,240
81,000	Drew Industries, Inc.[a,b]	1,550,340
62,000	Fred’s, Inc.	734,080
76,000	Haverty Furniture Companies, Inc.[a,b]	920,360
34,000	Hooker Furniture Corporation	435,540
72,600	Knology, Inc.[b]	729,630
46,000	M/I Homes, Inc.[b]	513,820
69,000	MarineMax, Inc.[b]	469,890
37,700	Matthews International Corporation	1,384,721
68,500	Men’s Wearhouse, Inc.	1,587,145
71,000	Meritage Homes Corporation[b]	1,295,040
139,300	Orient-Express Hotels, Ltd.[b]	1,197,980
60,000	Pool Corporation[a]	1,174,800
123,600	Shiloh Industries, Inc.[b]	556,200
54,000	Stanley Furniture Company, Inc.[a]	424,440
127,000	Stein Mart, Inc.[b]	1,206,500
41,500	Steven Madden, Ltd.[b]	1,680,750
92,000	Winnebago Industries, Inc.[a,b]	1,058,000

	Total Consumer Discretionary	23,822,552

Consumer Staples (1.8%)
224,000	Alliance One International, Inc.[a,b]	987,840
39,000	Casey’s General Stores, Inc.	1,229,670
34,800	Nash Finch Company	1,008,504

	Total Consumer Staples	3,226,014

Energy (6.5%)
38,400	Carbo Ceramics, Inc.[a]	2,242,176
24,200	Encore Acquisition Company[b]	897,094
39,400	Forest Oil Corporation[b]	772,240
47,700	Gulf Island Fabrication, Inc.	912,024
130,000	Hercules Offshore, Inc.[b]	666,900
10,200	Overseas Shipholding Group, Inc.[a]	400,350
105,500	Penn Virginia Corporation	2,136,375
62,000	Whiting Petroleum Corporation[b]	3,496,800

	Total Energy	11,523,959

Financials (20.8%)
177,000	Ares Capital Corporation	1,847,880
167,000	CBL & Associates Properties, Inc.[a]	1,362,720
115,000	Cedar Shopping Centers, Inc.	698,050
45,400	Central Fund of Canada, Ltd.	602,458
117,500	East West Bancorp, Inc.[a]	1,061,025
41,000	Employers Holdings, Inc.	607,620
105,000	First Opportunity Fund, Inc.	662,550
75,300	First Potomac Realty Trust	854,655
81,500	Glacier Bancorp, Inc.[a]	1,066,835
62,000	Gladstone Capital Corporation	509,020
62,800	Hatteras Financial Corporation[a]	1,764,680
112,000	Hercules Technology Growth Capital, Inc.	1,050,560
29,000	Home Bancshares, Inc.	627,270

Shares	Common Stock (95.3%)	Value
Financials (20.8%) - continued
18,000	iShares Russell 2000 Value Fund[a]	$951,660
52,000	JMP Group, Inc.	437,840
53,300	Kilroy Realty Corporation[a]	1,472,146
144,000	Kite Realty Group Trust	534,240
47,500	LaSalle Hotel Properties	815,100
3,400	Markel Corporation[b]	1,097,180
81,500	Max Capital Group, Ltd.	1,682,975
80,000	Meadowbrook Insurance Group, Inc.	538,400
51,000	National Interstate Corporation[a]	923,610
31,900	Parkway Properties, Inc.	563,035
140,000	PennantPark Investment Corporation	1,082,200
29,300	Piper Jaffray Companies[b]	1,359,227
62,700	Potlatch Corporation	1,749,957
64,300	ProAssurance Corporation[b]	3,233,004
105,000	Redwood Trust, Inc.	1,463,700
111,666	Safeguard Scientifics, Inc.[b]	1,087,627
52,000	Sandy Spring Bancorp, Inc.[a]	601,120
48,700	Seabright Insurance Holdings[b]	544,466
54,200	SVB Financial Group[a,b]	2,235,750
230,000	Western Alliance Bancorp[a,b]	1,000,500
34,500	Wintrust Financial Corporation[a]	973,245

	Total Financials	37,062,305

Health Care (5.5%)
15,200	Analogic Corporation	567,568
34,000	Angiodynamics, Inc.[b]	513,400
6,000	Atrion Corporation	710,460
390,000	Lexicon Pharmaceuticals, Inc.[b]	510,900
71,000	Momenta Pharmaceuticals, Inc.[b]	647,520
32,000	National Healthcare Corporation[a]	1,151,040
66,200	Owens & Minor, Inc.	2,706,918
64,500	Triple-S Management Corporation[a,b]	1,077,150
49,000	West Pharmaceutical Services, Inc.	1,934,030

	Total Health Care	9,818,986

Industrials (23.1%)
23,500	A.O. Smith Corporation	931,305
89,700	Accuride Corporation[b]	17,940
69,500	Alaska Air Group, Inc.[b]	1,787,540
24,500	Ameron International Corporation	1,445,010
46,000	Applied Industrial Technologies, Inc.	930,580
29,000	Astec Industries, Inc.[b]	667,000
122,000	Beacon Roofing Supply, Inc.[b]	1,751,920
47,500	Belden, Inc.	1,090,125
71,900	C&D Technologies, Inc.[a,b]	131,577
41,000	Circor International, Inc.	1,117,250
81,000	Comfort Systems USA, Inc.	882,900
31,000	Courier Corporation	459,730
41,000	Dollar Thrifty Automotive Group, Inc.[a,b,c]	758,910
14,000	Franklin Electric Company, Inc.[a]	381,920
15,800	FTI Consulting, Inc.[b]	644,798
52,000	G & K Services, Inc.	1,151,800
51,000	Genesee & Wyoming, Inc.[b]	1,479,510
82,400	Gibraltar Industries, Inc.	891,568
43,000	Greenbrier Companies, Inc.	381,840

The accompanying Notes to Financial Statements are an integral part of this schedule.
93

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (95.3%)	Value
Industrials (23.1%) - continued
60,500	Hub Group, Inc.[b]	$1,504,030
50,000	IDEX Corporation	1,421,500
77,000	Insituform Technologies, Inc.[a,b]	1,632,400
44,000	Kaman Corporation	909,040
166,000	Kforce, Inc.[b]	1,947,180
62,500	Kirby Corporation[b]	2,112,500
40,000	Kratos Defense & Security Solutions, Inc.[b]	435,200
92,500	McGrath Rentcorp	1,826,875
138,800	MPS Group, Inc.[b]	1,876,576
52,000	Navigant Consulting, Inc.[b]	740,480
45,700	Nordson Corporation	2,411,589
12,900	School Specialty, Inc.[b]	287,025
49,500	Sterling Construction Company, Inc.[b]	798,435
42,800	Sun Hydraulics Corporation	815,768
43,000	Universal Forest Products, Inc.	1,534,240
128,500	Vitran Corporation, Inc.[b]	1,099,960
44,000	Waste Connections, Inc.[b]	1,382,920
69,000	Woodward Governor Company	1,622,190

	Total Industrials	41,261,131

Information Technology (9.7%)
112,000	Advanced Energy Industries, Inc.[b]	1,367,520
105,500	Ariba, Inc.[b]	1,247,010
33,200	ATMI, Inc.[b]	502,980
100,800	Brooks Automation, Inc.[b]	693,504
14,600	Cabot Microelectronics Corporation[b]	466,908
98,700	Electro Rent Corporation	1,057,077
56,500	FormFactor, Inc.[b]	959,935
130,300	Ixia[b]	866,495
29,500	Littelfuse, Inc.[b]	813,020
78,200	Methode Electronics, Inc.	566,950
46,500	Palm, Inc.[a,b]	539,865
75,000	Progress Software Corporation[b]	1,732,500
142,600	ShoreTel, Inc.[b]	936,882
288,000	Sonus Networks, Inc.[b]	552,960
30,200	Standard Microsystems Corporation[b]	581,652
75,600	StarTek, Inc.[b]	438,480
82,000	Symyx Technologies, Inc.[b]	481,340
61,200	Synnex Corporation[b]	1,574,676
121,200	Teradyne, Inc.[b]	1,014,444
60,500	Xyratex, Ltd.[b]	632,225
441,000	Zarlink Semiconductor, Inc.[a,b]	321,048

	Total Information Technology	17,347,471

Materials (9.6%)
37,000	Airgas, Inc.	1,641,320
33,100	AMCOL International Corporation[a]	861,924
85,500	American Vanguard Corporation[a]	709,650
68,000	AptarGroup, Inc.	2,401,080
54,000	Arch Chemicals, Inc.	1,495,260
57,500	Carpenter Technology Corporation	1,209,225
27,000	Clearwater Paper Corporation[b]	1,222,290
12,000	Deltic Timber Corporation	510,000
53,000	Franco-Nevada Corporation	1,317,531
76,400	Innospec, Inc.	903,048
22,000	Minerals Technologies, Inc.	1,083,720

Shares	Common Stock (95.3%)	Value
Materials (9.6%) - continued
125,000	Myers Industries, Inc.	$1,096,250
77,700	Sims Metal Management, Ltd. ADR	1,373,736
146,000	Wausau Paper Corporation	1,280,420

	Total Materials	17,105,454

Telecommunications Services (0.4%)
87,500	Premiere Global Services, Inc.[b]	653,625

	Total Telecommunications Services	653,625

Utilities (4.6%)
53,500	Black Hills Corporation	1,303,795
93,000	Cleco Corporation	2,301,750
79,500	El Paso Electric Company[b]	1,490,625
36,500	Empire District Electric Company[a]	659,190
58,500	Southwest Gas Corporation	1,461,915
41,000	Vectren Corporation	924,140

	Total Utilities	8,141,415

	Total Common Stock (cost $178,912,574)	169,962,912

Shares	Preferred Stock (1.4%)	Value
Energy (0.5%)
5,900	Whiting Petroleum Corporation, Convertible	898,393

	Total Energy	898,393

Financials (0.6%)
7,400	Assured Guaranty, Ltd., Convertible	531,764
705	East West Bancorp, Inc.	581,625

	Total Financials	1,113,389

Health Care (0.3%)
40,000	National Healthcare Corporation, Convertible	449,600

	Total Health Care	449,600

	Total Preferred Stock (cost $2,177,272)	2,461,382

Shares	Collateral Held for Securities Loaned (11.1%)	Value
19,862,056	Thrivent Financial Securities Lending Trust	19,862,056

	Total Collateral Held for Securities Loaned (cost $19,862,056)	19,862,056

Shares or Principal Amount	Short-Term Investments (4.8%)[d]	Value
	Federal Home Loan Bank Discount Notes
4,000,000	0.070%, 11/20/2009	3,999,852
1,500,000	0.060%, 11/25/2009	1,499,940
	Federal National Mortgage Association Discount Notes
2,000,000	0.060%, 11/16/2009	1,999,950

The accompanying Notes to Financial Statements are an integral part of this schedule.
94

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2009

Shares or Principal Amount	Short-Term Investments (4.8%)[d]	Value
989,407	Thrivent Money Market Fund	$989,407

	Total Short-Term Investments (at amortized cost)	8,489,149

	Total Investments (cost $209,441,051) 112.6%	$200,775,499

	Other Assets and Liabilities, Net (12.6%)	(22,533,166)

	Total Net Assets 100.0%	$178,242,333

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,957,744
Gross unrealized depreciation	(28,153,704)

Net unrealized appreciation (depreciation)	($9,195,960)

Cost for federal income tax purposes	$209,971,459

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Partner Small Cap Value Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	23,822,552	23,822,552	–	–
Consumer Staples	3,226,014	3,226,014	–	–
Energy	11,523,959	11,523,959	–	–
Financials	37,062,305	37,062,305	–	–
Health Care	9,818,986	9,818,986	–	–
Industrials	41,261,131	41,261,131	–	–
Information Technology	17,347,471	17,347,471	–	–
Materials	17,105,454	17,105,454	–	–
Telecommunications Services	653,625	653,625	–	–
Utilities	8,141,415	8,141,415	–	–

Preferred Stock
Energy	898,393	898,393	–	–
Financials	1,113,389	581,625	–	531,764
Health Care	449,600	449,600	–	–
Collateral Held for Securities Loaned	19,862,056	19,862,056	–	–
Short-Term Investments	8,489,149	989,407	7,499,742	–

Total	$200,775,499	$192,743,993	$7,499,742	$531,764

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Small Cap Value Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers In and/or (Out of) Level 3	Value October 31, 2009
Preferred Stock
Financials	–	–	–	161,764	370,000	–	531,764

Total	$–	$–	$–	$161,764	$370,000	$–	$531,764

The accompanying Notes to Financial Statements are an integral part of this schedule.
95

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2009

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$5,100,015	$43,412,918	$47,523,526	989,407	$989,407	$31,383
Thrivent Financial
Securities Lending Trust	31,225,748	119,571,464	130,935,156	19,862,056	19,862,056	139,462
Total Value and Income Earned	36,325,763				20,851,463	170,845

The accompanying Notes to Financial Statements are an integral part of this schedule.
96

Small Cap Stock Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (97.0%)	Value
Consumer Discretionary (12.2%)
30,810	Aaron’s, Inc.[a]	$771,791
30,384	Aeropostale, Inc.[b]	1,140,312
15,957	Autoliv, Inc.	535,836
54,828	Bally Technologies, Inc.[b]	2,159,675
35,902	Buffalo Wild Wings, Inc.[a,b]	1,472,341
63,824	Career Education Corporation[b]	1,330,092
67,219	Carter’s, Inc.[b]	1,586,368
83,090	Chico’s FAS, Inc.[b]	992,926
36,293	Cooper Tire & Rubber Company	553,831
13,325	Deckers Outdoor Corporation[b]	1,194,853
57,290	Dolan Media Company[b]	684,043
157,948	Domino’s Pizza, Inc.[b]	1,159,338
26,056	Fossil, Inc.[b]	696,477
78,336	Fred’s, Inc.	927,498
24,779	Fuqi International, Inc.[a,b]	507,722
27,669	Gaylord Entertainment Company[a,b]	415,865
32,590	Guess ?, Inc.	1,191,165
73,075	Jarden Corporation	2,001,524
25,036	KB Home[a]	355,010
179,081	Leapfrog Enterprises, Inc.[b]	590,967
45,491	Lincoln Educational Services[b]	901,632
27,923	LKQ Corporation[b]	482,230
78,507	MarineMax, Inc.[b]	534,633
30,214	Men’s Wearhouse, Inc.	700,058
25,801	P.F. Chang’s China Bistro, Inc.[a,b]	753,131
15,277	Panera Bread Company[b]	916,314
7,298	Priceline.com, Inc.[b]	1,151,551
196,989	Shuffle Master, Inc.[b]	1,538,484
23,086	Tupperware Brands Corporation	1,039,332
10,130	Valassis Communications, Inc.[b]	184,670
50,500	Virgin Media, Inc.	705,485
33,525	Warnaco Group, Inc.[b]	1,358,768
217,783	Warner Music Group Corporation[b]	1,254,430
47,444	WMS Industries, Inc.[b]	1,896,811
22,067	Wolverine World Wide, Inc.	564,474

	Total Consumer Discretionary	34,249,637

Consumer Staples (4.2%)
22,575	American Italian Pasta Company[b]	613,363
78,762	Bare Escentuals, Inc.[b]	994,764
77,128	Calavo Growers, Inc.[a]	1,376,735
61,448	Casey’s General Stores, Inc.	1,937,456
47,656	Central European Distribution Corporation[b]	1,482,578
41,164	Elizabeth Arden, Inc.[b]	438,397
30,684	Flowers Foods, Inc.	716,778
68,068	Herbalife, Ltd.	2,290,488
52,536	TreeHouse Foods, Inc.[b]	1,964,846

	Total Consumer Staples	11,815,405

Energy (9.9%)
47,275	Alpha Natural Resources, Inc.[b]	1,605,932
28,262	Arch Coal, Inc.	612,155
53,555	Atlas Energy, Inc.	1,402,070
35,392	Cabot Oil & Gas Corporation	1,361,530
64,248	Carrizo Oil & Gas, Inc.[b]	1,489,269
30,470	Cimarex Energy Company	1,193,205
100,150	Complete Production Services, Inc.[b]	954,430

Shares	Common Stock (97.0%)	Value
Energy (9.9%) - continued
19,011	Dresser-Rand Group, Inc.[b]	$560,254
81,223	Global Industries, Ltd.[b]	592,116
59,751	Holly Corporation	1,733,377
57,968	Massey Energy Company	1,686,289
52,197	Oil States International, Inc.[b]	1,797,665
110,418	Patterson-UTI Energy, Inc.	1,720,312
71,081	Petroleum Development Corporation[b]	1,187,053
81,223	Rosetta Resources, Inc.[b]	1,098,947
18,503	RPC, Inc.	173,003
111,183	SandRidge Energy, Inc.[a,b]	1,137,402
60,004	Southern Union Company	1,174,278
22,661	Superior Energy Services, Inc.[b]	489,704
51,400	Superior Well Services, Inc.[b]	545,354
41,333	T-3 Energy Services, Inc.[b]	827,487
121,368	Tesco Corporation[b]	1,053,474
153,025	TETRA Technologies, Inc.[b]	1,447,616
87,674	Union Drilling, Inc.[b]	669,829
21,727	World Fuel Services Corporation[a]	1,104,818

	Total Energy	27,617,569

Financials (18.7%)
21,642	Affiliated Managers Group, Inc.[b]	1,374,051
31,007	Altisource Portfolio Solutions SAb	472,857
156,251	American Equity Investment Life Holding Company	1,026,569
28,518	American Financial Group, Inc.	701,543
8,488	Arch Capital Group, Ltd.[b]	571,837
22,067	Aspen Insurance Holdings, Ltd.	569,329
30,893	BancorpSouth, Inc.[a]	697,564
106,176	Cardinal Financial Corporation	865,334
50,077	Cash America International, Inc.	1,515,330
55,081	Colonial Properties Trust	580,003
30,470	Delphi Financial Group, Inc.	661,199
54,064	Dollar Financial Corporation[b]	1,014,781
63,485	Duff & Phelps Corporation	1,091,307
104,562	DuPont Fabros Technology, Inc.[b]	1,576,795
121,283	East West Bancorp, Inc.	1,095,185
39,805	Endurance Specialty Holdings, Ltd.	1,432,582
28,857	Evercore Partners, Inc.	941,892
252,368	FBR Capital Markets Corporation[b]	1,539,445
176,832	First Industrial Realty Trust, Inc.[a]	769,219
85,637	First Mercury Financial Corporation	1,087,590
112,710	First Niagara Financial Group, Inc.	1,447,196
28,560	Hancock Holding Company	1,035,871
35,476	Hanover Insurance Group, Inc.	1,492,121
52,961	HCC Insurance Holdings, Inc.	1,397,641
42,903	Home Bancshares, Inc.	927,992
35,307	iShares Russell Microcap Index Fund[a]	1,265,756
18,418	KBW, Inc.[a,b]	515,704
62,635	Kite Realty Group Trust	232,376
76,216	Knight Capital Group, Inc.[b]	1,284,240
15,362	LaSalle Hotel Properties	263,612
125,442	Maiden Holdings, Ltd.	869,313
68,238	Max Capital Group, Ltd.	1,409,115
135,542	Meadowbrook Insurance Group, Inc.	912,198
161,852	MGIC Investment Corporation[a,b]	697,582
37,684	Nelnet, Inc.[b]	528,707

The accompanying Notes to Financial Statements are an integral part of this schedule.
97

Small Cap Stock Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (97.0%)	Value
Financials (18.7%) - continued
106,346	Ocwen Financial Corporation[b]	$1,162,362
83,854	optionsXpress Holdings, Inc.	1,310,638
51,687	PHH Corporation[b]	835,262
15,362	Platinum Underwriters Holdings, Ltd.	549,499
39,890	Prosperity Bancshares, Inc.[a]	1,427,663
53,640	Protective Life Corporation	1,032,570
26,565	Renasant Corporation[a]	388,912
57,459	SEI Investments Company	1,003,809
32,082	Signature Bank[b]	1,012,508
9,973	Stifel Financial Corporation[a,b]	518,197
172,206	Sunstone Hotel Investors, Inc.[b]	1,300,155
24,614	SVB Financial Group[a,b]	1,015,327
54,064	Texas Capital Bancshares, Inc.[b]	787,712
11,881	Tower Bancorp, Inc.	268,035
30,172	Univest Corporation of Pennsylvania	580,208
43,425	Validus Holdings, Ltd.	1,098,652
56,355	Waddell & Reed Financial, Inc.	1,581,321
63,376	Washington Federal, Inc.	1,086,898
48,378	XL Capital, Ltd.	793,883
49,989	Zions Bancorporation[a]	707,844

	Total Financials	52,325,291

Health Care (13.8%)
24,528	American Medical Systems Holdings, Inc.[b]	378,222
31,742	Auxilium Pharmaceuticals, Inc.[b]	998,603
16,041	Beckman Coulter, Inc.	1,031,918
80,034	BioMarin Pharmaceutical, Inc.[a,b]	1,245,329
11,542	Bio-Rad Laboratories, Inc.[b]	1,031,739
40,654	Catalyst Health Solutions, Inc.[b]	1,275,316
11,203	Cerner Corporation[a,b]	851,876
30,470	Chemed Corporation	1,380,900
16,804	Dionex Corporation[b]	1,140,656
30,511	Emergency Medical Services Corporation[b]	1,465,138
112,626	Endologix, Inc.[b]	536,100
86,655	Healthsouth Corporation[a,b]	1,266,030
23,680	Hologic, Inc.[b]	349,990
46,029	ICON plc ADR[b]	1,136,916
42,352	Invacare Corporation	949,955
64,843	inVentiv Health, Inc.[b]	1,101,034
23,086	Kinetic Concepts, Inc.[b]	766,224
119,331	King Pharmaceuticals, Inc.[b]	1,208,823
45,407	LHC Group, Inc.[b]	1,267,309
58,563	Lincare Holdings, Inc.[b]	1,839,464
71,378	MedAssets, Inc.[b]	1,566,033
46,679	Medicis Pharmaceutical Corporation	988,194
29,280	Mednax, Inc.[b]	1,520,218
19,435	NuVasive, Inc.[a,b]	705,296
38,872	Owens & Minor, Inc.	1,589,476
43,455	Perrigo Company	1,616,092
33,255	RehabCare Group, Inc.[b]	623,531
68,492	Savient Pharmaceuticals, Inc.[b]	862,999
54,742	STERIS Corporation	1,601,751
87,843	Syneron Medical, Ltd.[b]	966,273
31,233	Thoratec Corporation[b]	820,179
47,358	Triple-S Management Corporation[a,b]	790,879
28,857	United Therapeutics Corporation[a,b]	1,227,577

Shares	Common Stock (97.0%)	Value
Health Care (13.8%) - continued
21,727	Universal Health Services, Inc.	$1,209,108
34,882	Watson Pharmaceuticals, Inc.[b]	1,200,639

	Total Health Care	38,509,787

Industrials (13.5%)
52,875	AAON, Inc.	952,279
227,841	AirTran Holdings, Inc.[b]	963,767
69,850	BE Aerospace, Inc.[b]	1,238,440
67,727	Beacon Roofing Supply, Inc.[b]	972,560
180,184	Bowne & Company, Inc.[b]	1,176,602
16,041	Bucyrus International, Inc.	712,541
86,316	Chicago Bridge and Iron Company	1,623,604
27,245	Copa Holdings SA	1,150,556
41,079	Curtiss-Wright Corporation	1,224,976
83,345	Deluxe Corporation	1,185,999
79,652	DynCorp International, Inc.[b]	1,354,084
23,764	EMCOR Group, Inc.[b]	561,306
60,854	EnerSys[b]	1,344,873
20,030	FTI Consulting, Inc.[b]	817,424
39,552	Gardner Denver, Inc.[b]	1,420,312
27,923	Genco Shipping & Trading, Ltd.[a]	555,388
8,148	General Cable Corporation[b]	253,729
107,873	Great Lakes Dredge & Dock Company	661,261
51,179	Griffon Corporation[b]	448,840
17,993	Heico Corporation	684,274
23,595	IDEX Corporation	670,806
134,948	Iridium Communications, Inc.[a,b]	1,201,037
58,732	Knight Transportation, Inc.	942,061
22,067	Landstar System, Inc.	777,641
19,861	Lennox International, Inc.	668,720
155,995	Manitowoc Company, Inc.	1,425,794
21,049	Middleby Corporation[a,b]	953,730
66,201	Monster Worldwide, Inc.[a,b]	961,239
26,905	Navistar International Corporation[b]	891,632
33,779	Oshkosh Corporation	1,055,932
86,231	Protection One, Inc.[b]	463,923
23,086	Robert Half International, Inc.	535,595
54,998	Seahawk Drilling, Inc.[a,b]	1,484,946
104,690	SmartHeat, Inc.[a,b]	935,929
40,994	Sykes Enterprises, Inc.[b]	973,198
51,263	Teledyne Technologies, Inc.[b]	1,751,144
26,905	Triumph Group, Inc.	1,259,423
60,768	Woodward Governor Company	1,428,656

	Total Industrials	37,684,221

Information Technology (15.4%)
111,438	ADC Telecommunications, Inc.[b]	723,232
50,075	ADTRAN, Inc.	1,153,728
157,609	Advanced Micro Devices, Inc.[a,b]	725,001
46,317	AsiaInfo Holdings, Inc.[b]	1,021,753
266,160	Atmel Corporation[b]	990,115
40,867	Brightpoint, Inc.[b]	301,190
36,156	CommVault Systems, Inc.[b]	712,273
148,188	Compuware Corporation[b]	1,046,207
119,500	Comtech Group, Inc.[b]	670,395
35,646	DTS, Inc.[b]	1,007,000
164,059	EarthLink, Inc.[a]	1,328,878
31,742	F5 Networks, Inc.[b]	1,424,898
202,845	FalconStor Software, Inc.[b]	675,474
154,691	Finisar Corporation[a,b]	1,152,448

The accompanying Notes to the Financial Statements are an integral part of this schedule.
98

Small Cap Stock Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (97.0%)	Value
Information Technology (15.4%) - continued
159,136	Flextronics International, Ltd.[b]	$1,031,201
25,887	FormFactor, Inc.[b]	439,820
90,135	Jabil Circuit, Inc.	1,206,006
36,664	JDA Software Group, Inc.[b]	727,414
508,386	Lattice Semiconductor Corporation[b]	971,017
43,455	Lender Processing Services, Inc.	1,729,509
151,837	Limelight Networks, Inc.[b]	529,911
19,691	ManTech International Corporation[b]	863,647
44,218	Mellanox Technologies, Ltd.[b]	771,604
121,368	Mentor Graphics Corporation[b]	885,986
103,244	MIPS Technologies, Inc.[b]	407,814
20,234	Multi-Fineline Electronix, Inc.[b]	551,377
51,602	Netezza Corporation[b]	476,803
98,027	Nuance Communications, Inc.[b]	1,285,134
29,578	Palm, Inc.[a,b]	343,401
50,414	Polycom, Inc.[b]	1,082,389
80,289	QLogic Corporation[a,b]	1,408,269
80,798	Skyworks Solutions, Inc.[b]	842,723
251,477	Smart Modular Technologies (WWH), Inc.[b]	1,020,997
53,555	Solera Holdings, Inc.	1,725,542
32,506	Sybase, Inc.[b]	1,285,937
27,414	Synaptics, Inc.[a,b]	616,815
203,100	Tellabs, Inc.[b]	1,222,662
102,442	Teradyne, Inc.[b]	857,440
179,081	TIBCO Software, Inc.[b]	1,566,959
188,587	TriQuint Semiconductor, Inc.[b]	1,016,484
125,823	TTM Technologies, Inc.[b]	1,279,620
152,005	ValueClick, Inc.[b]	1,495,729
39,721	Varian Semiconductor Equipment Associates, Inc.[b]	1,127,679
73,755	Vishay Intertechnology, Inc.[b]	459,494
106,769	Zoran Corporation[b]	947,041

	Total Information Technology	43,109,016

Materials (5.2%)
27,753	Albemarle Corporation	876,440
92,849	Allied Nevada Gold Corporation[a,b]	886,708
9,590	CF Industries Holdings, Inc.	798,367
18,842	FMC Corporation	962,826
32,931	Horsehead Holding Corporation[b]	313,832
47,018	Innophos Holdings, Inc.	909,798
135,933	Kingsgate Consolidated, Ltd.	916,927
52,281	Myers Industries, Inc.	458,504
41,079	Owens-Illinois, Inc.[b]	1,309,599
71,717	Packaging Corporation of America	1,310,987
57,543	Pactiv Corporation[b]	1,328,668
39,699	Pan American Silver Corporation[b]	830,503
56,610	RTI International Metals, Inc.[b]	1,172,393
31,488	Silgan Holdings, Inc.	1,692,480
28,857	Terra Industries, Inc.	916,787

	Total Materials	14,684,819

Telecommunications Services (0.8%)
104,733	Alaska Communication Systems Group, Inc.	814,823
46,256	Iowa Telecommunications Services, Inc.[a]	544,433

Shares	Common Stock (97.0%)	Value
Telecommunications Services (0.8%) - continued
59,411	Syniverse Holdings, Inc.[b]	$1,017,710

	Total Telecommunications Services	2,376,966

Utilities (3.3%)
24,953	American States Water Company	827,192
67,305	Avista Corporation	1,276,103
17,144	Energen Corporation	752,279
39,974	Mirant Corporation[b]	558,836
33,015	Nicor, Inc.	1,224,196
31,405	OGE Energy Corporation	1,043,274
62,890	Portland General Electric Company	1,169,125
16,550	Southwest Gas Corporation	413,584
59,411	UGI Corporation	1,418,735
18,665	WGL Holdings, Inc.	617,065

	Total Utilities	9,300,389

	Total Common Stock (cost $248,279,372)	271,673,100

Principal Amount	Long-Term Fixed Income (0.2%)	Value
U.S. Government and Agencies (0.2%)
	U.S. Treasury Notes
600,000	0.875%, 12/31/2010	602,813

	Total U.S. Government and Agencies	602,813

	Total Long-Term Fixed Income (cost $600,325)	602,813

Shares	Collateral Held for Securities Loaned (8.8%)	Value
24,626,885	Thrivent Financial Securities Lending Trust	24,626,885

	Total Collateral Held for Securities Loaned (cost $24,626,885)	24,626,885

Shares or Principal Amount	Short-Term Investments (3.5%)[c]	Value
	Federal National Mortgage Association Discount Notes
3,815,000	0.060%, 11/16/2009	3,814,904
	Societe Generale North America, Inc.
5,520,000	0.120%, 11/2/2009	5,519,982
208,223	Thrivent Money Market Fund	208,223

	Total Short-Term Investments (at amortized cost)	9,543,109

	Total Investments (cost $283,049,691) 109.5%	$306,445,907

	Other Assets and Liabilities, Net (9.5%)	(26,482,165)

	Total Net Assets 100.0%	$279,963,742

The accompanying Notes to Financial Statements are an integral part of this schedule.
99

Small Cap Stock Fund

Schedule of Investments as of October 31, 2009

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$30,987,265
Gross unrealized depreciation	(9,389,404)

Net unrealized appreciation (depreciation)	$21,597,861

Cost for federal income tax purposes	$284,848,046

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Small Cap Stock Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	34,249,637	34,249,637	–	–
Consumer Staples	11,815,405	11,815,405	–	–
Energy	27,617,569	27,617,569	–	–
Financials	52,325,291	52,325,291	–	–
Health Care	38,509,787	38,509,787	–	–
Industrials	37,684,221	37,684,221	–	–
Information Technology	43,109,016	43,109,016	–	–
Materials	14,684,819	13,767,892	916,927	–
Telecommunications Services	2,376,966	2,376,966	–	–
Utilities	9,300,389	9,300,389	–	–

Long-Term Fixed Income
U.S. Government and Agencies	602,813	–	602,813	–
Collateral Held for Securities Loaned	24,626,885	24,626,885	–	–
Short-Term Investments	9,543,109	208,223	9,334,886	–

Total	$306,445,907	$295,591,281	$10,854,626	$–

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	820,241

Total Equity Contracts		820,241

Total		$820,241

The accompanying Notes to the Financial Statements are an integral part of this schedule.
100

Small Cap Stock Fund

Schedule of Investments as of October 31, 2009

The following table presents Small Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$791,944	0.3%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$16,013,258	$73,755,759	$89,560,794	208,223	$208,223	$46,739
Thrivent Financial Securities Lending Trust	54,683,469	218,669,467	248,726,051	24,626,885	24,626,885	428,362
Total Value and Income Earned	70,696,727				24,835,108	475,101

The accompanying Notes to Financial Statements are an integral part of this schedule.
101

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (91.4%)	Value
Consumer Discretionary (13.8%)
77,100	Bed Bath & Beyond, Inc.[a]	$2,714,691
47,300	BorgWarner, Inc.[b]	1,434,136
96,400	Burger King Holdings, Inc.	1,654,224
22,800	Central European Media Enterprises, Ltd.[a,b]	573,192
495,950	Coldwater Creek, Inc.[a,b]	2,851,713
34,000	Darden Restaurants, Inc.	1,030,540
66,700	DeVry, Inc.	3,687,843
84,050	Discovery Communications, Inc.[a]	2,311,375
38,900	Dollar Tree, Inc.[a]	1,755,557
97,600	Gap, Inc.	2,082,784
176,000	Gentex Corporation	2,817,760
119,000	Goodyear Tire & Rubber Company[a]	1,532,720
85,300	Hasbro, Inc.	2,326,131
186,800	International Game Technology	3,332,512
59,300	Jack in the Box, Inc.[a]	1,112,468
101,100	KB Home[b]	1,433,598
219,500	Leapfrog Enterprises, Inc.[a]	724,350
128,400	Toll Brothers, Inc.[a]	2,223,888
25,600	VF Corporation	1,818,624
26,100	WMS Industries, Inc.[a]	1,043,478
142,400	Zumiez, Inc.[a,b]	1,918,128

	Total Consumer Discretionary	40,379,712

Consumer Staples (3.7%)
83,300	Avon Products, Inc.	2,669,765
65,300	BJ’s Wholesale Club, Inc.[a]	2,287,459
23,400	General Mills, Inc.	1,542,528
107,300	H.J. Heinz Company	4,317,752

	Total Consumer Staples	10,817,504

Energy (11.5%)
43,400	Alpha Natural Resources, Inc.[a]	1,474,298
41,700	Cameron International Corporation[a]	1,541,649
23,200	Diamond Offshore Drilling, Inc.[b]	2,209,800
117,600	Forest Oil Corporation[a]	2,304,960
156,200	Nabors Industries, Ltd.[a]	3,253,646
44,200	Oil States International, Inc.[a]	1,522,248
64,200	Patterson-UTI Energy, Inc.	1,000,236
94,900	Peabody Energy Corporation	3,757,091
119,700	Petrohawk Energy Corporation[a]	2,815,344
125,200	Quicksilver Resources, Inc.[a]	1,527,440
43,100	Range Resources Corporation	2,157,155
72,300	Sunoco, Inc.	2,226,840
93,100	Ultra Petroleum Corporation[a]	4,520,005
90,600	Weatherford International, Ltd.[a]	1,588,218
116,536	Willbros Group, Inc.[a]	1,531,283

	Total Energy	33,430,213

Financials (6.6%)
28,400	IntercontinentalExchange, Inc.[a]	2,845,396
98,900	Lazard, Ltd.	3,733,475
37,400	Northern Trust Corporation	1,879,350
31,500	PartnerRe, Ltd.	2,409,120
43,200	T. Rowe Price Group, Inc.	2,105,136
150,793	TCF Financial Corporation[b]	1,783,881

Shares	Common Stock (91.4%)	Value
Financials (6.6%) - continued
225,000	TD Ameritrade Holding Corporation[a]	$4,342,500

	Total Financials	19,098,858

Health Care (10.9%)
26,700	Alexion Pharmaceuticals, Inc.[a]	1,185,747
107,400	Amylin Pharmaceuticals, Inc.[a]	1,185,696
44,400	Beckman Coulter, Inc.	2,856,252
110,400	BioMarin Pharmaceutical, Inc.[a,b]	1,717,824
225,200	Boston Scientific Corporation[a]	1,828,624
61,200	C.R. Bard, Inc.	4,594,284
34,700	CardioNet, Inc.[a,b]	205,077
31,700	Cephalon, Inc.[a,b]	1,730,186
59,000	CIGNA Corporation	1,642,560
184,800	Hologic, Inc.[a]	2,731,344
22,400	Life Technologies Corporation[a]	1,056,608
42,400	Millipore Corporation[a]	2,841,224
76,300	Myriad Genetics, Inc.[a]	1,852,564
59,800	Shire Pharmaceuticals Group plc ADR	3,187,340
39,400	Thermo Fisher Scientific, Inc.[a]	1,773,000
42,500	Vertex Pharmaceuticals, Inc.[a]	1,426,300

	Total Health Care	31,814,630

Industrials (15.0%)
77,900	Aecom Technology Corporation[a]	1,966,196
152,600	BE Aerospace, Inc.[a]	2,705,598
52,800	C.H. Robinson Worldwide, Inc.	2,909,808
35,500	Con-way, Inc.	1,171,145
464,600	Delta Air Lines, Inc.[a]	3,317,244
49,040	Expeditors International of Washington, Inc.	1,580,069
4,300	First Solar, Inc.[a,b]	524,299
42,600	Flowserve Corporation	4,183,746
38,629	FTI Consulting, Inc.[a]	1,576,449
55,400	Knight Transportation, Inc.	888,616
104,600	Monster Worldwide, Inc.[a]	1,518,792
68,100	Pentair, Inc.	1,981,710
44,600	Precision Castparts Corporation	4,253,948
163,600	Quanta Services, Inc.[a]	3,468,320
19,100	Roper Industries, Inc.	965,505
111,100	Ryanair Holdings plc[a]	3,029,697
64,400	SPX Corporation	3,399,032
73,500	Stericycle, Inc.[a]	3,849,195
14,700	SunPower Corporation[a,b]	364,707
7,350	Verisk Analytics, Inc.[a]	201,611

	Total Industrials	43,855,687

Information Technology (16.2%)
86,574	Akamai Technologies, Inc.[a]	1,904,628
92,400	Analog Devices, Inc.	2,368,212
77,000	Electronic Arts, Inc.[a]	1,404,480
156,600	F5 Networks, Inc.[a]	7,029,774
93,000	FormFactor, Inc.[a]	1,580,070
41,800	Hewitt Associates, Inc.[a]	1,484,736
59,700	Juniper Networks, Inc.[a]	1,522,947
184,500	Marvell Technology Group, Ltd.[a]	2,531,340
194,400	Maxim Integrated Products, Inc.	3,240,648
58,101	Mercadolibre, Inc.[a]	2,079,435
131,800	Molex, Inc.	2,460,706
155,500	NETAPP, Inc.[a]	4,206,275
30,498	Netlogic Microsystems, Inc.[a]	1,159,229

The accompanying Notes to Financial Statements are an integral part of this schedule.
102

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (91.4%)	Value
Information Technology (16.2%) - continued
106,219	Nuance Communications, Inc.[a]	$1,392,531
290,500	NVIDIA Corporation[a]	3,474,380
339,700	PMC-Sierra, Inc.[a]	2,894,244
83,100	Polycom, Inc.[a]	1,784,157
96,800	Symantec Corporation[a]	1,701,744
43,200	Synaptics, Inc.[a,b]	972,000
100,800	Tyco Electronics, Ltd.	2,142,000

	Total Information Technology	47,333,536

Materials (9.3%)
45,800	Albemarle Corporation	1,446,364
81,000	Celanese Corporation	2,223,450
45,000	FMC Corporation	2,299,500
171,900	Owens-Illinois, Inc.[a]	5,480,172
155,400	Pactiv Corporation[a]	3,588,186
96,800	Pan American Silver Corporation[a]	2,025,056
24,900	Praxair, Inc.	1,978,056
80,525	Rockwood Holdings, Inc.[a]	1,600,837
31,800	SPDR Gold Trust[a]	3,259,500
53,800	Terra Industries, Inc.	1,709,226
28,000	Walter Energy, Inc.	1,638,000

	Total Materials	27,248,347

Telecommunications Services (4.4%)
75,610	American Tower Corporation[a]	2,783,960
129,700	NII Holdings, Inc.[a]	3,492,821
144,300	SBA Communications Corporation[a]	4,070,703
189,500	TW Telecom, Inc.[a]	2,387,700

	Total Telecommunications Services	12,735,184

	Total Common Stock (cost $260,376,486)	266,713,671

Shares	Collateral Held for Securities Loaned (4.1%)	Value
12,021,075	Thrivent Financial Securities Lending Trust	12,021,075

	Total Collateral Held for Securities Loaned (cost $12,021,075)	12,021,075

Shares or Principal Amount	Short-Term Investments (8.7%)[c]	Value
	Enterprise Funding Corporation
8,310,000	0.100%, 11/2/2009	8,309,977
	Federal Home Loan Bank Discount Notes
3,000,000	0.100%, 11/4/2009	2,999,975
6,000,000	0.070%, 11/20/2009	5,999,778
	Federal National Mortgage Association Discount Notes
5,000,000	0.030%, 11/4/2009	4,999,988
3,000,000	0.100%, 11/12/2009	2,999,908

Shares or Principal Amount	Short-Term Investments (8.7%)[c]	Value
50,548	Thrivent Money Market Fund	$50,548

	Total Short-Term Investments (at amortized cost)	25,360,174

	Total Investments (cost $297,757,735) 104.2%	$304,094,920

	Other Assets and Liabilities, Net (4.2%)	(12,320,338)

	Total Net Assets 100.0%	$291,774,582

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$34,138,249
Gross unrealized depreciation	(29,589,769)

Net unrealized appreciation (depreciation)	$4,548,480

Cost for federal income tax purposes	$299,546,440

The accompanying Notes to Financial Statements are an integral part of this schedule.
103

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Mid Cap Growth Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	40,379,712	40,379,712	–	–
Consumer Staples	10,817,504	10,817,504	–	–
Energy	33,430,213	33,430,213	–	–
Financials	19,098,858	19,098,858	–	–
Health Care	31,814,630	31,814,630	–	–
Industrials	43,855,687	43,855,687	–	–
Information Technology	47,333,536	47,333,536	–	–
Materials	27,248,347	27,248,347	–	–
Telecommunications Services	12,735,184	12,735,184	–	–
Collateral Held for Securities Loaned	12,021,075	12,021,075	–	–
Short-Term Investments	25,360,174	50,548	25,309,626	–

Total	$304,094,920	$278,785,294	$25,309,626	$–

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Mid Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	20,433

Total Equity Contracts		20,433

Total		$20,433

The following table presents Mid Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$65,758	<0.1%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$7,673,664	$62,073,285	$69,696,401	50,548	$50,548	$58,335
Thrivent Financial Securities Lending Trust	43,949,649	146,574,228	178,502,802	12,021,075	12,021,075	226,617
Total Value and Income Earned	51,623,313				12,071,623	284,952

The accompanying Notes to Financial Statements are an integral part of this schedule.
104

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (97.3%)	Value
Consumer Discretionary (16.1%)
88,020	CBS Corporation	$1,035,995
113,110	DISH Network Corporation[a]	1,968,114
16,327	Fortune Brands, Inc.	635,937
44,729	J.C. Penney Company, Inc.	1,481,872
30,327	Johnson Controls, Inc.	725,422
30,680	Lamar Advertising Company[a,b]	745,524
81,130	Liberty Media Corporation - Interactive[a]	920,014
8,730	Mohawk Industries, Inc.[a]	373,906
107,700	Newell Rubbermaid, Inc.	1,562,727
1,717	NVR, Inc.[a]	1,137,118
10,912	Ross Stores, Inc.	480,237
13,060	Snap-On, Inc.	477,082
31,460	Starwood Hotels & Resorts Worldwide, Inc.	914,228
23,633	TJX Companies, Inc.	882,692
27,290	Urban Outfitters, Inc.[a]	856,360
35,190	Viacom, Inc.[a]	970,892

	Total Consumer Discretionary	15,168,120

Consumer Staples (4.4%)
14,910	BJ’s Wholesale Club, Inc.[a]	522,297
18,646	Clorox Company	1,104,403
19,626	Coca-Cola Enterprises, Inc.	374,268
9,620	J.M. Smucker Company	507,263
24,640	Molson Coors Brewing Company	1,206,621
19,250	Safeway, Inc.	429,852

	Total Consumer Staples	4,144,704

Energy (11.5%)
27,520	Atlas Energy, Inc.	720,474
8,470	Concho Resources, Inc.[a]	322,792
6,450	Core Laboratories NVb	672,735
24,223	Dril-Quip, Inc.[a]	1,176,996
21,120	Helmerich & Payne, Inc.	802,982
62,667	Newfield Exploration Company[a]	2,570,600
11,850	Noble Energy, Inc.	777,716
30,630	Oil States International, Inc.[a]	1,054,897
24,805	Range Resources Corporation	1,241,490
26,140	Whiting Petroleum Corporation[a]	1,474,296

	Total Energy	10,814,978

Financials (27.9%)
13,324	Alexandria Real Estate Equities, Inc.[b]	721,761
14,550	Arch Capital Group, Ltd.[a]	980,233
18,410	Boston Properties, Inc.	1,118,776
42,600	Comerica, Inc.	1,182,150
14,110	Digital Realty Trust, Inc.[b]	636,784
45,590	Douglas Emmett, Inc.	537,962
8,280	Essex Property Trust, Inc.	622,490
16,969	Everest Re Group, Ltd.	1,484,618
53,280	Genworth Financial, Inc.[a]	565,834
60,790	Hartford Financial Services Group, Inc.	1,490,571
81,090	Host Marriott Corporation	819,820
84,682	Invesco, Ltd.	1,791,024
50,950	Janus Capital Group, Inc.	668,464
21,188	Lincoln National Corporation	504,910
7,808	M&T Bank Corporation[b]	490,733

Shares	Common Stock (97.3%)	Value
Financials (27.9%) - continued
66,615	Marsh & McLennan Companies, Inc.	$1,562,788
137,800	Marshall & Ilsley Corporation	733,096
49,450	Principal Financial Group, Inc.	1,238,228
73,973	Progressive Corporation[a]	1,183,568
29,970	Raymond James Financial, Inc.[b]	707,592
22,830	Regency Centers Corporation	765,946
133,754	SLM Corporation[a]	1,297,414
63,160	SunTrust Banks, Inc.	1,206,987
87,457	W.R. Berkley Corporation	2,161,937
33,121	Willis Group Holdings, Ltd.	894,267
55,160	XL Capital, Ltd.	905,176

	Total Financials	26,273,129

Health Care (4.4%)
48,580	Aetna, Inc.	1,264,537
8,170	Biogen Idec, Inc.[a]	344,202
8,410	C.R. Bard, Inc.	631,339
13,072	Edwards Lifesciences Corporation[a]	1,005,760
26,449	Kinetic Concepts, Inc.[a]	877,842

	Total Health Care	4,123,680

Industrials (8.0%)
26,590	BE Aerospace, Inc.[a]	471,441
16,255	Cooper Industries plc	628,906
27,470	Corrections Corporation of America[a]	657,632
22,100	Cummins, Inc.	951,626
22,877	Eaton Corporation	1,382,914
22,200	Kansas City Southern[a]	537,906
19,106	Parker Hannifin Corporation	1,011,854
19,210	Pentair, Inc.	559,011
33,358	Republic Services, Inc.	864,306
12,510	Ryder System, Inc.	507,280

	Total Industrials	7,572,876

Information Technology (7.5%)
22,145	Amphenol Corporation	888,457
66,038	CommScope, Inc.[a]	1,784,347
71,810	IAC InterActiveCorp[a]	1,360,081
16,010	Lexmark International, Inc.[a]	408,255
13,680	Linear Technology Corporation	354,038
43,010	ON Semiconductor Corporation[a]	287,737
63,350	Parametric Technology Corporation[a]	944,549
26,970	QLogic Corporation[a]	473,054
69,840	Teradyne, Inc.[a]	584,561

	Total Information Technology	7,085,079

Materials (7.7%)
15,480	Airgas, Inc.	686,693
20,130	Celanese Corporation	552,568
21,090	Cliffs Natural Resources, Inc.	750,171
21,240	FMC Corporation	1,085,364
73,630	Huntsman Corporation	585,359
24,810	International Paper Company	553,511
27,300	Pactiv Corporation[a]	630,357
17,700	Terra Industries, Inc.	562,329
30,070	United States Steel Corporation	1,037,114

The accompanying Notes to Financial Statements are an integral part of this schedule.
105

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (97.3%)	Value
Materials (7.7%) – continued
18,560	Vulcan Materials Company	$854,317

	Total Materials	7,297,783

Telecommunications Services (1.8%)
20,344	CenturyTel, Inc.	660,366
357,800	Sprint Nextel Corporation[a]	1,059,088

	Total Telecommunications Services	1,719,454

Utilities (8.0%)
6,130	Alliant Energy Corporation	162,813
60,683	CMS Energy Corporation	807,084
41,579	DPL, Inc.	1,053,612
40,765	Edison International, Inc.	1,297,142
3,125	Entergy Corporation	239,750
18,269	FirstEnergy Corporation	790,682
7,690	Northeast Utilities	177,255
45,390	NV Energy, Inc.	520,169
8,850	Pinnacle West Capital Corporation	277,182
59,925	PPL Corporation	1,764,192
6,240	SCANA Corporation	211,162
15,910	Xcel Energy, Inc.	299,744

	Total Utilities	7,600,787

	Total Common Stock (cost $87,436,514)	91,800,590

Shares	Collateral Held for Securities Loaned (3.5%)	Value
3,261,573	Thrivent Financial Securities Lending Trust	3,261,573

	Total Collateral Held for Securities Loaned (cost $3,261,573)	3,261,573

Shares	Short-Term Investments (2.9%)	Value
2,711,317	Thrivent Money Market Fund	2,711,317

	Total Short-Term Investments (at amortized cost)	2,711,317

	Total Investments (cost $93,409,404) 103.7%	$97,773,480

	Other Assets and Liabilities, Net (3.7%)	(3,472,314)

	Total Net Assets 100.0%	$94,301,166

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,147,935
Gross unrealized depreciation	(4,459,700)

Net unrealized appreciation (depreciation)	$2,688,235

Cost for federal income tax purposes	$95,085,245

The accompanying Notes to Financial Statements are an integral part of this schedule.
106

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Partner Mid Cap Value Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	15,168,120	15,168,120	–	–
Consumer Staples	4,144,704	4,144,704	–	–
Energy	10,814,978	10,814,978	–	–
Financials	26,273,129	26,273,129	–	–
Health Care	4,123,680	4,123,680	–	–
Industrials	7,572,876	7,572,876	–	–
Information Technology	7,085,079	7,085,079	–	–
Materials	7,297,783	7,297,783	–	–
Telecommunications Services	1,719,454	1,719,454	–	–
Utilities	7,600,787	7,600,787	–	–
Collateral Held for Securities Loaned	3,261,573	3,261,573	–	–
Short-Term Investments	2,711,317	2,711,317	–	–

Total	$97,773,480	$97,773,480	$–	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$6,327,498	$27,143,752	$30,759,933	2,711,317	$2,711,317	$22,357
Thrivent Financial Securities Lending Trust	2,746,527	34,734,316	34,219,270	3,261,573	3,261,573	24,577
Total Value and Income Earned	9,074,025				5,972,890	46,934

The accompanying Notes to Financial Statements are an integral part of this schedule.
107

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (95.5%)	Value
Consumer Discretionary (11.1%)
93,210	Aeropostale, Inc.[a]	$3,498,171
114,911	Autoliv, Inc.	3,858,711
172,044	Career Education Corporation[a]	3,585,397
551,752	Chico’s FAS, Inc.[a]	6,593,436
204,092	Discovery Communications, Inc.[a]	5,612,530
110,881	Dollar Tree, Inc.[a]	5,004,060
130,659	Guess ?, Inc.	4,775,587
135,329	Harman International Industries, Inc.	5,089,724
255,000	KB Home[b]	3,615,900
138,900	Kohl’s Corporation[a]	7,947,858
140,639	McGraw-Hill Companies, Inc.	4,047,590
125,714	Panera Bread Company[a,b]	7,540,326
164,262	Penn National Gaming, Inc.[a]	4,127,904
298,492	Toll Brothers, Inc.[a]	5,169,881
241,998	WMS Industries, Inc.[a]	9,675,080

	Total Consumer Discretionary	80,142,155

Consumer Staples (3.0%)
225,609	Flowers Foods, Inc.	5,270,226
94,583	J.M. Smucker Company	4,987,362
171,495	Kroger Company	3,966,679
197,773	TreeHouse Foods, Inc.[a]	7,396,710

	Total Consumer Staples	21,620,977

Energy (8.8%)
261,134	Alpha Natural Resources, Inc.[a]	8,870,722
167,375	Comstock Resources, Inc.[a]	6,877,439
270,656	Forest Oil Corporation[a]	5,304,858
192,280	Helmerich & Payne, Inc.	7,310,486
207,388	National Oilwell Varco, Inc.[a]	8,500,834
594,604	Patterson-UTI Energy, Inc.	9,263,930
293,181	SandRidge Energy, Inc.[a,b]	2,999,242
166,826	Southwestern Energy Company[a]	7,270,277
156,296	Superior Energy Services, Inc.[a]	3,377,556
288,786	Willbros Group, Inc.[a]	3,794,648

	Total Energy	63,569,992

Financials (15.6%)
135,662	Commerce Bancshares, Inc.	5,203,994
285,204	Cousins Properties, Inc.	2,087,693
342,533	Duke Realty Corporation	3,850,071
122,510	Eaton Vance Corporation	3,478,059
152,726	Endurance Specialty Holdings, Ltd.	5,496,609
315,156	Equity One, Inc.[b]	4,702,128
143,020	Hanover Insurance Group, Inc.	6,015,421
498,326	HCC Insurance Holdings, Inc.	13,150,823
630,678	Host Marriott Corporation	6,376,155
40,471	IntercontinentalExchange, Inc.[a]	4,054,789
213,522	Invesco, Ltd.	4,515,990
132,582	Lazard, Ltd.	5,004,970
379,250	Marshall & Ilsley Corporation	2,017,610
576,912	New York Community Bancorp, Inc.[b]	6,230,650
59,790	Northern Trust Corporation	3,004,447
67,847	PartnerRe, Ltd.[b]	5,188,939
82,040	Rayonier, Inc. REIT	3,165,103
538,612	W.R. Berkley Corporation	13,314,489
419,170	Washington Federal, Inc.	7,188,766
126,630	Westamerica Bancorporation[b]	6,052,914

Shares	Common Stock (95.5%)	Value
Financials (15.6%) - continued
209,402	Zions Bancorporation[b]	$2,965,132

	Total Financials	113,064,752

Health Care (11.2%)
108,409	Beckman Coulter, Inc.	6,973,951
233,024	BioMarin Pharmaceutical, Inc.[a,b]	3,625,853
89,914	C.R. Bard, Inc.	6,749,844
103,739	Charles River Laboratories International, Inc.[a]	3,788,548
299,682	Community Health Systems, Inc.[a]	9,374,053
321,474	Coventry Health Care, Inc.[a]	6,374,829
59,057	Henry Schein, Inc.[a]	3,119,981
340,336	Hologic, Inc.[a]	5,030,166
106,853	Kinetic Concepts, Inc.[a]	3,546,451
355,352	King Pharmaceuticals, Inc.[a]	3,599,716
148,239	Lincare Holdings, Inc.[a]	4,656,187
136,060	Masimo Corporation[a]	3,615,114
46,240	NuVasive, Inc.[a,b]	1,678,050
94,125	Shire Pharmaceuticals Group plc ADR	5,016,863
93,393	United Therapeutics Corporation[a,b]	3,972,938
99,802	Varian Medical Systems, Inc.[a]	4,089,886
181,933	Vertex Pharmaceuticals, Inc.[a]	6,105,672

	Total Health Care	81,318,102

Industrials (13.0%)
62,078	Alliant Techsystems, Inc.[a]	4,828,427
189,075	BE Aerospace, Inc.[a]	3,352,300
140,639	CSX Corporation	5,932,153
127,271	IDEX Corporation	3,618,314
558,161	Manitowoc Company, Inc.[b]	5,101,592
67,298	Manpower, Inc.	3,190,598
401,132	Monster Worldwide, Inc.[a]	5,824,437
142,654	Navistar International Corporation[a,b]	4,727,554
274,044	Oshkosh Corporation	8,566,615
210,958	Pall Corporation	6,695,807
72,518	Parker Hannifin Corporation	3,840,553
41,568	Precision Castparts Corporation	3,964,756
150,894	Rockwell Collins, Inc.	7,602,040
117,840	Roper Industries, Inc.	5,956,812
132,306	SPX Corporation	6,983,111
168,383	Tyco International, Ltd.	5,649,250
283,842	Werner Enterprises, Inc.	5,322,037
111,706	WESCO International, Inc.[a]	2,855,205

	Total Industrials	94,011,561

Information Technology (17.1%)
179,736	Akamai Technologies, Inc.[a]	3,954,192
2,826,333	Atmel Corporation[a]	10,513,959
462,570	CIENA Corporation[a]	5,425,946
1,747,550	Compuware Corporation[a]	12,337,703
391,153	eBay, Inc.[a]	8,710,977
227,166	F5 Networks, Inc.[a]	10,197,482
441,694	FormFactor, Inc.[a]	7,504,381
152,450	Juniper Networks, Inc.[a]	3,888,999
119,396	KLA-Tencor Corporation	3,881,564
144,850	Lam Research Corporation[a]	4,884,342
294,280	Maxim Integrated Products, Inc.	4,905,648
169,390	Novellus Systems, Inc.[a]	3,486,046
176,622	Paychex, Inc.[b]	5,017,831

The accompanying Notes to Financial Statements are an integral part of this schedule.
108

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (95.5%)	Value
Information Technology (17.1%) - continued
395,640	PMC-Sierra, Inc.[a]	$3,370,853
277,524	Polycom, Inc.[a]	5,958,440
94,125	Sybase, Inc.[a]	3,723,585
904,815	Teradyne, Inc.[a]	7,573,302
823,507	TIBCO Software, Inc.[a]	7,205,686
251,796	Xilinx, Inc.	5,476,563
228,263	Zebra Technologies Corporation[a]	5,706,575

	Total Information Technology	123,724,074

Materials (9.5%)
372,016	Albemarle Corporation	11,748,265
162,840	Ball Corporation	8,032,897
31,314	CF Industries Holdings, Inc.	2,606,890
319,734	Commercial Metals Company	4,744,853
367,438	Crown Holdings, Inc.[a]	9,792,223
256,282	Owens-Illinois, Inc.[a]	8,170,270
384,377	Packaging Corporation of America	7,026,412
232,567	Sealed Air Corporation	4,472,263
147,950	Silgan Holdings, Inc.	7,952,313
230,094	Steel Dynamics, Inc.	3,080,959
13,826	Walter Energy, Inc.	808,821

	Total Materials	68,436,166

Telecommunications Services (0.8%)
195,119	Telephone and Data Systems, Inc.	5,779,425

	Total Telecommunications Services	5,779,425

Utilities (5.4%)
144,301	Alliant Energy Corporation	3,832,635
214,163	DPL, Inc.	5,426,890
44,225	Entergy Corporation	3,392,942
118,572	EQT Corporation	4,963,424
61,530	FirstEnergy Corporation	2,663,018
102,458	National Fuel Gas Company	4,645,446
426,038	NV Energy, Inc.	4,882,395
155,747	Pepco Holdings, Inc.	2,325,303
162,065	Portland General Electric Company	3,012,788
156,662	UGI Corporation	3,741,089

	Total Utilities	38,885,930

	Total Common Stock (cost $685,819,459)	690,553,134

Shares	Collateral Held for Securities Loaned (6.6%)	Value
47,693,917	Thrivent Financial Securities Lending Trust	47,693,917

	Total Collateral Held for Securities Loaned (cost $47,693,917)	47,693,917

Shares or Principal Amount	Short-Term Investments (4.6%)[c]	Value
	Barclays Bank plc Repurchase Agreement
22,325,000	0.060%, 11/2/2009[d]	22,325,000

Shares or Principal Amount	Short-Term Investments (4.6%)[c]	Value
	Federal Home Loan Bank Discount Notes
11,150,000	0.080%, 11/13/2009	$11,149,703
50,920	Thrivent Money Market Fund	50,920

	Total Short-Term Investments (at amortized cost)	33,525,623

	Total Investments (cost $767,038,999) 106.7%	$771,772,674

	Other Assets and Liabilities, Net (6.7%)	(48,246,938)

	Total Net Assets 100.0%	$723,525,736

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Repurchase agreement dated October 30, 2009, $22,325,112 maturing November 2, 2009, collateralized by $22,771,504 U.S. Treasury Bonds, 6.875% due August 15, 2025.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$80,892,931
Gross unrealized depreciation	(86,934,005)

Net unrealized appreciation (depreciation)	($6,041,074)

Cost for federal income tax purposes	$777,813,748

The accompanying Notes to Financial Statements are an integral part of this schedule.
109

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Mid Cap Stock Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	80,142,155	80,142,155	–	–
Consumer Staples	21,620,977	21,620,977	–	–
Energy	63,569,992	63,569,992	–	–
Financials	113,064,752	113,064,752	–	–
Health Care	81,318,102	81,318,102	–	–
Industrials	94,011,561	94,011,561	–	–
Information Technology	123,724,074	123,724,074	–	–
Materials	68,436,166	68,436,166	–	–
Telecommunications Services	5,779,425	5,779,425	–	–
Utilities	38,885,930	38,885,930	–	–
Collateral Held for Securities Loaned	47,693,917	47,693,917	–	–
Short-Term Investments	33,525,623	50,920	33,474,703	–

Total	$771,772,674	$738,297,971	$33,474,703	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$1,614,580	$20,177,295	$21,740,955	50,920	$50,920	$12,543
Thrivent Financial Securities Lending Trust	77,710,896	371,682,186	401,699,165	47,693,917	47,693,917	521,085
Total Value and Income Earned	79,325,476				47,744,837	533,628

The accompanying Notes to Financial Statements are an integral part of this schedule.
110

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (85.9%)	Value[a]
Australia (2.9%)
52,380	Ausenco, Ltd.	$225,844
35,054	BHP Billiton, Ltd.	1,149,683
39,620	BlueScope Steel, Ltd.	105,001
42,558	Bradken, Ltd.	234,059
12,433	CSL, Ltd.	349,098
44,702	Harvey Norman Holdings, Ltd.	158,370
113,058	Hastie Group, Ltd.	190,710
221,518	Industrea, Ltd.	86,422
17,892	JB Hi-Fi, Ltd.	329,047
12,994	MacArthur Coal, Ltd.	97,335
6,249	Rio Tinto, Ltd.	346,396
48,368	Seek, Ltd.	260,000
233,856	Transpacific Industries Group, Ltd.[b]	312,650
10,735	Westpac Banking Corporation	250,911
5,366	Woolworths, Ltd.	137,351

	Total Australia	4,232,877

Austria (0.3%)
5,267	Andritz AG	290,056
5,088	Intercell AGb	196,569

	Total Austria	486,625

Belgium (0.7%)
9,895	Anheuser-Busch InBev NV	464,579
1,759	Bekaert SA	226,225
4,235	EVS Broadcast Equipment SA	311,421

	Total Belgium	1,002,225

Bermuda (0.3%)
27,739	Hongkong Land Holdings, Ltd.	130,945
128,000	Noble Group, Ltd.	233,917
156,000	Pacific Basin Shipping, Ltd.	114,642

	Total Bermuda	479,504

Brazil (3.0%)
34,282	Banco Bradesco SA ADR	675,355
24,000	Lojas Renner SA	425,068
6,670	Multiplan Empreendimentos Imobiliarios SA	100,981
19,000	Petroleo Brasileiro SA ADR	762,280
8,300	Souza Cruz SA	294,571
13,000	Ultrapar Participacoes SA	569,340
22,300	Vale SA SP ADR	568,427
43,000	Vale SA SP PREF ADR	993,301

	Total Brazil	4,389,323

Canada (3.1%)
6,400	Alimentation Couche-Tard, Inc.	112,315
14,250	Bank of Montreal	659,232
9,900	Barrick Gold Corporation	356,440
7,300	Canadian Natural Resources, Ltd.	473,714
2,400	Canadian Utilities, Ltd.	85,456
7,630	Enbridge, Inc.	296,781
9,300	EnCana Corporation	515,665
6,500	Gildan Activewear, Inc.[b]	114,490
4,200	Husky Energy, Inc.	110,618
2,500	Inmet Mining Corporation	132,474
3,000	National Bank of Canada	156,335
11,900	Nexen, Inc.	256,013
5,400	Research In Motion, Ltd.[b]	318,481

Shares	Common Stock (85.9%)	Value[a]
Canada (3.1%) - continued
4,000	Royal Bank of Canada	$202,569
14,100	Sino-Forest Corporation[b]	198,450
5,600	Suncor Energy, Inc.	185,890
8,900	Talisman Energy, Inc.	151,829
6,400	Teck Resources, Ltd.[b]	185,772

	Total Canada	4,512,524

Cayman Islands (0.1%)
422,470	Xtep International Holdings, Ltd.	201,347

	Total Cayman Islands	201,347

Chile (0.3%)
7,600	Banco Santander Chile SA ADR	400,064

	Total Chile	400,064

China (1.2%)
1,910,750	Bank of China, Ltd.	1,108,403
520,000	PetroChina Company, Ltd.	625,702

	Total China	1,734,105

Denmark (0.7%)
1,944	Carlsberg AS	136,292
22,253	DSV ASb	345,876
7,439	Novo Nordisk AS	462,152
1,138	Rockwool International	96,252

	Total Denmark	1,040,572

Finland (0.5%)
4,519	Kone Oyj	168,723
8,864	Outotec Oyj	280,361
23,285	Ramirent Oyj[b]	231,609

	Total Finland	680,693

France (6.1%)
4,002	Alstom SA	277,295
10,402	Alten, Ltd.[b]	260,961
2,398	Atos Origin SAb	112,268
38,000	AXA SA	945,080
2,009	BNP Paribas SA	151,348
19,000	Cap Gemini SA	880,212
1,053	CNP Assurances	101,755
17,220	Compagnie de Saint-Gobain	839,137
5,324	Euler Hermes SA	422,661
4,788	Eutelsat Communications[b]	152,187
3,052	Nexans SA	215,518
2,142	Sanofi-Aventis	157,015
8,250	Schneider Electric SA	857,920
2,584	Technip SA	162,117
24,498	Total SA	1,465,987
13,471	UbiSoft Entertainment SAb	212,303
3,026	Unibail-Rodamco	670,104
3,627	Vinci SA	189,288
28,800	Vivendi	798,987

	Total France	8,872,143

Germany (3.3%)
15,163	Aixtron AG	453,148
4,592	BASF SE	245,813
2,481	Bayer AG	172,135
5,294	Bayerische Motoren Werke AG	258,977
6,880	Demag Cranes AG	238,446

The accompanying Notes to Financial Statements are an integral part of this schedule.
111

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (85.9%)	Value[a]
Germany (3.3%) - continued
4,429	Deutsche Bank AG	$321,778
2,989	E.ON AG	114,555
2,854	Hannover Rueckversicherung AGb	128,666
1,852	Hochtief AG	139,773
31,607	Infineon Technologies AGb	142,322
10,228	ProSiebanSat. 1 Media AG	106,474
5,186	Rheinmetall AG	281,908
13,299	Rhoen-Klinikum AG	322,707
1,863	RWE AG	163,411
4,554	SAP AG ADR	206,276
6,790	SGL Carbon AGb	256,254
9,300	Siemens AG	840,423
15,339	Tognum AG	234,430
7,394	Wirecard AG	96,188

	Total Germany	4,723,684

Greece (0.6%)
17,419	Hellenic Exchanges SA Holdings	247,758
35,102	Intralot SA Integrated Lottery Systems & Services	223,485
5,900	National Bank of Greece SAb	215,709
5,403	Public Power Corporation SAb	110,207

	Total Greece	797,159

Hong Kong (3.5%)
73,000	China Mobile, Ltd.	684,332
187,034	Golden Eagle Retail Group, Ltd.	321,683
96,000	Hang Lung Group, Ltd.	481,220
9,900	Hang Seng Bank, Ltd.	139,858
26,000	Hengan International Group Company, Ltd.	167,367
19,000	Hong Kong Exchanges and Clearing, Ltd.	334,449
26,000	Hongkong Electric Holdings, Ltd.	139,044
137,950	Hutchison Whampoa, Ltd.	968,254
370,400	New World Development Company, Ltd.	797,262
230,000	Swire Pacific, Ltd.	516,884
392,000	Techtronic Industries Company	314,892
35,000	Wharf Holdings, Ltd.	189,109

	Total Hong Kong	5,054,354

Hungary (0.4%)
2,900	Richter Gedeon Nyrt	603,959

	Total Hungary	603,959

India (1.9%)
30,000	Bharti Airtel, Ltd.	185,443
6,600	GlaxoSmithKline Pharmaceuticals, Ltd.	218,823
9,500	Grasim Industries, Ltd.	437,950
14,100	Hero Honda Motors, Ltd.	465,708
25,000	Hindustan Unilever, Ltd.	149,470
12,700	Housing Development Finance Corporation	710,649
8,000	ICICI Bank, Ltd.	132,112
11,000	Infosys Technologies, Ltd.	510,845

	Total India	2,811,000

Indonesia (0.5%)
220,000	PT Astra International Tbk	707,805

	Total Indonesia	707,805

Shares	Common Stock (85.9%)	Value[a]
Ireland (0.2%)
63,641	C&C Group plc	$234,811

	Total Ireland	234,811

Israel (0.6%)
13,000	Check Point Software Technologies, Ltd.[b]	403,910
8,500	Teva Pharmaceutical Industries, Ltd. ADR	429,080

	Total Israel	832,990

Italy (3.1%)
9,340	Atlantia SPA	220,861
25,785	Autogrill SPA[b]	289,968
28,402	Azimut Holding SPA	342,684
171,641	Enel SPA	1,021,309
41,150	Eni SPA	1,019,163
53,304	Finmeccanica SPA	894,472
15,293	Italcementi SPA	115,421
10,100	Saipem SPA	298,003
16,111	Trevi Finanziaria SPA	274,238

	Total Italy	4,476,119

Japan (12.5%)
4,700	Aisin Seiki Company, Ltd.	119,500
23,700	Alps Electric Company, Ltd.[b]	147,927
16,000	Asahi Glass Company, Ltd.	134,797
3,600	Astellas Pharmaceutical, Inc.	132,566
247	Benesse Holdings, Inc.	10,891
36,450	Bridgestone Corporation	601,086
28,000	Chiba Bank, Ltd.	172,673
6,500	Chugai Pharmaceutical Company, Ltd.	127,162
23,900	CKD Corporation	177,758
9,600	COMSYS Holdings Corporation	94,879
7,738	Cosmos Pharmaceutical Corporation	199,106
16,000	Daicel Chemical Industries, Ltd.	96,620
31,400	Daiichi Sankyo Company, Ltd.	613,423
12,284	Daiseki Company, Ltd.	241,394
19,500	Daito Trust Construction Company, Ltd.	810,546
29,000	Daiwa Securities Group, Inc.	152,636
61,000	Denki Kagaku Kogyo KK	223,796
9,500	Denso Corporation	259,571
5,600	Disco Corporation	308,914
4,900	East Japan Railway Company	313,790
11,942	Exedy Corporation	245,551
31,000	Fujitsu, Ltd.	182,553
11,400	Honda Motor Company, Ltd.	352,108
4,500	IBIDEN Company, Ltd.	161,111
1,200	Idemitsu Kosan Company, Ltd.	88,000
30,000	ITOCHU Corporation	189,624
6,100	JFE Holdings, Inc.	198,706
29,150	Kao Corporation	649,282
12,000	Kirin Holdings Company, Ltd.	195,877
69,000	Kobe Steel, Ltd.[b]	125,393
4,000	K’s Holdings Corporation	129,630
35,000	Marubeni Corporation	173,165
23,246	Megane TOP Company, Ltd.	400,433
32,000	Mitsubishi Chemical Holdings Corporation	118,829
8,400	Mitsubishi Corporation	178,083
37,000	Mitsubishi Materials Corporation[b]	97,565

The accompanying Notes to the Financial Statements are an integral part of this schedule.
112

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (85.9%)	Value[a]
Japan (12.5%) - continued
88,200	Mitsubishi UFJ Financial Group, Inc.	$469,789
13,100	Mitsui & Company, Ltd.	172,042
19,352	Mitsui Sumitomo Insurance Group Holdings, Inc.	450,477
2,800	Murata Manufacturing Company, Ltd.	136,617
21,000	Nabtesco Corporation	241,773
13,451	Nifco, Inc.	275,271
13,000	Nippon Electric Glass Company, Ltd.	139,982
22,000	Nippon Oil Corporation	108,411
39,100	Nissan Motor Company, Ltd.[b]	282,933
1,550	Nitori Company, Ltd.	126,054
109	NTT DoCoMo, Inc.	158,079
7,000	Pigeon Corporation	271,404
3,700	Santen Pharmaceutical Comany, Ltd.	126,949
10,650	Shin-Etsu Chemical Company, Ltd.	564,783
9,200	Shinko Electric Industries Company, Ltd.	137,023
16,200	Softbank Corporation	381,734
14,100	Sony Corporation	416,356
7,100	Stanley Electric Company, Ltd.	139,022
87,150	Sumitomo Corporation	846,027
14,200	Sumitomo Electric Industries, Ltd.	172,314
160,650	Sumitomo Trust and Banking Company, Ltd.	836,985
7,000	Suzuki Motor Corporation	169,373
5,900	Sysmex Corporation	263,649
15,050	Takeda Pharmaceutical Company, Ltd.	601,903
6,264	Tanaka Chemical Corporation	201,361
2,700	TDK Corporation	155,239
6,500	Tokai Rika Company, Ltd.	134,235
73,000	Toshiba Corporation[b]	417,220
23,000	Toshiba Plant Systems & Services Corporation	301,040
5,000	Toyo Suisan Kaisha, Ltd.	130,835
17,220	Tsubakimoto Chain Company	74,420
50,000	Ube Industries, Ltd.	128,850
7,900	ULVAC, Inc.	185,758
7,100	Unicharm Petcare Corporation	250,906
11,500	Yamato Holdings Company, Ltd.	169,647

	Total Japan	18,063,406

Luxembourg (0.5%)
22,362	Acergy SA	279,319
12,000	Tenaris SA ADR	427,440

	Total Luxembourg	706,759

Malaysia (0.5%)
85,000	CIMB Group Holdings Berhad	308,374
135,500	Public Bank Berhad	422,097

	Total Malaysia	730,471

Mexico (1.3%)
168,000	Consorcio ARA SAB de CVb	105,351
16,000	Fomento Economico Mexicano SAB de CV ADR	692,960
6,100	Grupo Aeroportuario del Sureste SAB de CV ADR	248,209

Shares	Common Stock (85.9%)	Value[a]
Mexico (1.3%) - continued
180,500	Grupo Financiero Banorte SAB de CV ADR	$576,887
117,000	Organizacion Soriana SAB de CVb	258,833

	Total Mexico	1,882,240

Netherlands (1.9%)
25,940	Arcelor Mittal	877,886
7,924	ASML Holding NV	213,693
14,291	BinckBank NV	282,720
26,099	Koninklijke (Royal) Ahold NV	328,752
9,210	Koninklijke Boskalis Westminster NV	323,257
7,300	Koninklijke DSM NV	319,846
2,190	Koninklijke Vopak NVb	147,755
10,083	Unilever NV	310,691

	Total Netherlands	2,804,600

Norway (2.0%)
15,400	DnB NOR ASA[b]	176,415
198,000	Marine Harvest[b]	143,651
110,450	Norsk Hydro ASA[b]	723,885
37,200	StatoilHydro ASA	876,587
7,900	Tandberg ASA	211,352
19,800	Telenor ASA[b]	255,300
15,723	TGS Nopec Geophysical Company ASA[b]	238,447
5,900	Yara International ASA	195,037

	Total Norway	2,820,674

Philippines (0.3%)
1,400,000	Ayala Land, Inc.	302,710
157,200	Bank of the Philippine Islands	152,953

	Total Philippines	455,663

Portugal (0.3%)
55,847	Electricidade de Portugal SA	246,984
17,269	Portugal Telecom SGPS SA	197,395

	Total Portugal	444,379

Russia (0.4%)
10,000	LUKOIL ADR	580,116

	Total Russia	580,116

Singapore (2.6%)
394,000	CSE Global, Ltd.	222,300
19,000	DBS Group Holdings, Ltd.	173,986
199,000	Ezra Holdings, Ltd.[b]	266,526
441,000	Golden Agri-Resources, Ltd.[b]	132,716
25,880	Golden Agri-Resources, Ltd. Warrants, 0.54 SGD, expires 7/23/2012[b]	2,123
74,950	Keppel Corporation, Ltd.	430,727
492,000	Midas Holding, Ltd.	284,753
64,000	Neptune Orient Lines, Ltd.	71,224
48,000	Oversea-Chinese Banking Corporation, Ltd.	258,654
169,000	Parkway Holdings, Ltd.	301,309
111,000	SembCorp Marine, Ltd.	270,729
68,400	Singapore Airlines, Ltd.	655,914
272,800	Singapore Telecommunications, Ltd.	565,686

The accompanying Notes to Financial Statements are an integral part of this schedule.
113

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (85.9%)	Value[a]
Singapore (2.6%) - continued
29,000	Wilmar International, Ltd.	$127,854

	Total Singapore	3,764,501

South Africa (0.8%)
55,000	Massmart Holdings, Ltd.	635,421
80,000	Truworths International, Ltd.	457,892

	Total South Africa	1,093,313

South Korea (2.6%)
13,399	Busan Bank	151,932
16,915	KB Financial Group, Inc.[b]	813,609
2,952	LG Innotek Company, Ltd.	266,634
500	POSCO	207,214
2,500	Samsung Electronics Company, Ltd.	1,001,478
750	Shinsegae Company, Ltd.	323,804
2,100	SK Telecom Company, Ltd.	319,827
9,579	SK Telecom Company, Ltd. ADR	160,065
3,558	SODIFF Advanced Materials Company, Ltd.	246,825
11,986	Sung Kwang Bend Company, Ltd.	247,881

	Total South Korea	3,739,269

Spain (2.8%)
47,061	Banco Bilbao Vizcaya Argentaria SA	841,224
7,970	Banco Santander SA	128,257
11,195	Grupo Catalana Occidente SA	271,252
101,915	Iberdrola SA	923,204
3,948	Indra Sistemas SA	92,846
24,932	Laboratorios Almirall SA	329,433
47,008	Telefonica SA	1,312,786
43,914	Tubacex SA	181,427

	Total Spain	4,080,429

Sweden (1.2%)
15,641	Atlas Copco AB	209,729
9,587	Electrolux ABb	229,789
30,144	Hexagon AB	394,143
18,716	Lundin Petroleum ABb	158,531
89,117	Niscayah Group AB	209,509
55,710	Telefonaktiebolaget LM Ericsson	582,044

	Total Sweden	1,783,745

Switzerland (7.5%)
26,710	ABB, Ltd.[b]	496,841
3,068	Actelion, Ltd.[b]	169,117
15,400	Adecco SA	688,140
1,140	Baloise Holding AG	97,609
629	Burckhardt Compression Holding AG	91,661
13,201	Credit Suisse Group	705,688
832	Givaudan SA	617,625
16,840	Holcim, Ltd.[b]	1,071,777
4,409	Julius Baer Group, Ltd.	165,977
1,390	Kuehne & Nagel International AG	125,939
46,639	Nestle SA	2,168,784
47,689	Novartis AG	2,483,362
6,473	Roche Holding AG	1,036,734
250	Sika AG	338,927
16,628	UBS AGb	277,267

Shares	Common Stock (85.9%)	Value[a]
Switzerland (7.5%) - continued
1,358	Zurich Financial Services AG	$310,972

	Total Switzerland	10,846,420

Taiwan (0.5%)
105,000	Taiwan Mobile Company, Ltd.	187,787
277,362	Taiwan Semiconductor Manufacturing Company, Ltd.	503,134

	Total Taiwan	690,921

Thailand (1.2%)
86,000	PTT Exploration & Production pcl[b]	367,188
112,950	PTT pcl	799,498
83,000	Siam Cement pcl	514,241

	Total Thailand	1,680,927

Turkey (0.6%)
98,037	Akbank TAS	529,555
9,000	BIM Birlesik Magazalar AS	326,294

	Total Turkey	855,849

United Kingdom (13.0%)
196,227	Aegis Group plc	352,745
9,994	Anglo American plc[b]	361,606
12,705	Antofagasta plc	160,071
5,475	Autonomy Corporation plc[b]	120,374
40,250	Babcock International Group plc	399,580
51,538	BAE Systems plc	265,007
25,914	Barclays plc[b]	135,814
35,798	BG Group plc	616,192
13,986	BHP Billiton plc	376,844
93,800	BP plc	878,915
20,165	British American Tobacco plc	642,567
2,778	Chemring Group plc	120,296
49,292	Cobham plc	177,113
26,012	Experian plc	237,703
37,248	GAME GROUP plc	90,384
81,930	GlaxoSmithKline plc	1,680,580
67,194	Halma plc	250,734
9,900	HSBC Holdings plc ADR	548,361
14,454	Imperial Tobacco Group plc	425,943
51,575	Intermediate Capital Group plc	214,756
5,956	Intertek Group plc	122,365
31,433	Invensys plc	145,289
32,270	J Sainsbury plc	174,146
302,649	Kingfisher plc	1,106,187
28,545	Marks and Spencer Group plc	159,872
35,223	National Grid plc	348,906
83,750	Pearson plc	1,138,371
50,182	Persimmon plc[b]	330,832
8,258	Reckitt Benckiser Group plc	410,208
13,295	Rio Tinto plc	587,760
16,069	Rotork plc	298,997
14,460	SABMiller plc	379,014
34,396	Sage Group plc	120,101
148,135	SIG plc[b]	288,271
42,806	Standard Chartered plc	1,050,099
41,910	Tesco plc	279,434
7,087	Travis Perkins plc[b]	87,425
10,482	Ultra Electronics Holdings	226,250
35,326	Unilever plc	1,055,375
396,650	Vodafone Group plc	874,088

The accompanying Notes to the Financial Statements are an integral part of this schedule.
114

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (85.9%)	Value[a]
United Kingdom (13.0%) - continued
50,462	William Morrison Supermarkets plc	$231,274
96,800	WPP plc	867,498
26,861	Xstrata plc[b]	386,886

	Total United Kingdom	18,724,233

United States (0.1%)
2,374	iShares MSCI EAFE Index Fund	126,534

	Total United States	126,534

	Total Common Stock (cost $115,055,080)	124,148,332

Principal Amount	Long-Term Fixed Income (9.6%)	Value[a]
Argentina (0.5%)
	Arcos Dorados SA
100,000	7.500%, 10/1/2019	97,405
	Argentina Government International Bond
510,000	1.985%, 12/15/2009[c]	48,035
340,000	7.000%, 3/28/2011	317,050
140,000	7.000%, 10/3/2015	104,650
380,000	2.500%, 3/31/2019[d]	134,900

	Total Argentina	702,040

Bermuda (0.2%)
	Digicel Group, Ltd.
100,000	8.875%, 1/15/2015	95,000
	Qtel International Finance, Ltd.
150,000	7.875%, 6/10/2019[e]	175,040

	Total Bermuda	270,040

Brazil (0.9%)
	Brazil Government International Bond
640,000	6.000%, 1/17/2017	684,160
110,000	8.250%, 1/20/2034	141,350
270,000	5.625%, 1/7/2041	253,800
	Independencia International, Ltd.
170,000	9.875%, 5/15/2015[f,g]	34,000
	Telemar Norte Leste SA
100,000	9.500%, 4/23/2019[e]	117,750

	Total Brazil	1,231,060

Cayman Islands (0.2%)
	CSN Islands XI Corporation
100,000	6.875%, 9/21/2019	97,500
	Odebrecht Finance, Ltd.
100,000	7.000%, 4/21/2020	94,500
	TGI International, Ltd.
130,000	9.500%, 10/3/2017	138,450

	Total Cayman Islands	330,450

Chile (0.1%)
	Empresa Nacional del Petroleo
100,000	6.250%, 7/8/2019	106,627

	Total Chile	106,627

Principal Amount	Long-Term Fixed Income (9.6%)	Value[a]
Colombia (0.2%)
	Colombia Government International Bond
$250,000	6.125%, 1/18/2041	$237,500

	Total Colombia	237,500

Costa Rica (0.1%)
	Ecopetrol SA
170,000	7.625%, 7/23/2019	185,300

	Total Costa Rica	185,300

Croatia (0.2%)
	Croatia Government International Bond
260,000	6.750%, 11/5/2019[e]	262,293

	Total Croatia	262,293

Dominican Republic (0.1%)
	Dominican Republic International Bond
54,649	9.040%, 1/23/2018	56,288
100,000	8.625%, 4/20/2027	99,000

	Total Dominican Republic	155,288

Gabon (0.1%)
	Gabon Government International Bond
100,000	8.200%, 12/12/2017[e]	103,125

	Total Gabon	103,125

Indonesia (1.0%)
	Adaro Indonesia PT
100,000	7.625%, 10/22/2019	98,750
	Indonesia Government International Bond
100,000	6.750%, 3/10/2014	106,559
100,000	6.875%, 1/17/2018	106,250
700,000	11.625%, 3/4/2019	957,346
140,000	8.500%, 10/12/2035	165,900
200,000	6.625%, 2/17/2037	192,161

	Total Indonesia	1,626,966

Iraq (0.1%)
	Iraq Government International Bond
250,000	5.800%, 1/15/2028	191,875

	Total Iraq	191,875

Ireland (0.1%)
	VIP Finance Ireland, Ltd.
100,000	9.125%, 4/30/2018[e]	104,250
40,000	9.125%, 4/30/2018	41,700

	Total Ireland	145,950

Kazakhstan (0.3%)
	KazMunaiGaz Finance Sub BV
100,000	8.375%, 7/2/2013[e]	105,250
230,000	11.750%, 1/23/2015	274,270

	Total Kazakhstan	379,520

The accompanying Notes to Financial Statements are an integral part of this schedule.
115

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (9.6%)	Value[a]
Lebanon (0.1%)
	Lebanon Government International Bond
$195,500	4.000%, 12/31/2017	$177,905

	Total Lebanon	177,905

Luxembourg (0.1%)
	Gaz Capital SA
130,000	9.250%, 4/23/2019	146,328

	Total Luxembourg	146,328

Malaysia (0.2%)
	Malaysia Government International Bond
210,000	7.500%, 7/15/2011	229,722
	Petronas Capital, Ltd.
120,000	5.250%, 8/12/2019	119,993

	Total Malaysia	349,715

Mexico (0.8%)
	Mexican Bonos
2,850,000	10.000%, 12/5/2024[h]	247,684
	Mexico Government International Bond
50,000	5.625%, 1/15/2017	51,875
300,000	5.950%, 3/19/2019	313,501
140,000	7.500%, 4/8/2033	163,800
30,000	6.750%, 9/27/2034	32,550
60,000	6.050%, 1/11/2040	60,240
	Pemex Project Funding Master Trust
110,000	5.750%, 3/1/2018	108,900
	Petroleos Mexicanos
150,000	8.000%, 5/3/2019	172,125

	Total Mexico	1,150,675

Pakistan (0.1%)
	Pakistan Government International Bond
100,000	6.875%, 6/1/2017	89,000

	Total Pakistan	89,000

Panama (0.1%)
	Panama Government International Bond
20,000	9.375%, 4/1/2029	27,200
140,000	6.700%, 1/26/2036	147,000

	Total Panama	174,200

Peru (0.3%)
	Peru Government International Bond
20,000	8.750%, 11/21/2033	26,100
330,000	6.550%, 3/14/2037	343,200

	Total Peru	369,300

Philippines (0.5%)
	Philippines Government International Bond
100,000	8.375%, 6/17/2019	121,000
30,000	9.500%, 10/21/2024	38,250
370,000	10.625%, 3/16/2025	516,150

Principal Amount	Long-Term Fixed Income (9.6%)	Value[a]
Philippines (0.5%) - continued
$50,000	9.500%, 2/2/2030	$66,375

	Total Philippines	741,775

Poland (0.2%)
	Poland Government International Bond
220,000	6.375%, 7/15/2019	242,255

	Total Poland	242,255

Qatar (0.3%)
	Qatar Government International Bond
200,000	6.550%, 4/9/2019	223,000
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
250,000	5.500%, 9/30/2014	266,785

	Total Qatar	489,785

Russia (0.7%)
	Russia Government International Bond
921,200	7.500%, 3/31/2030	1,024,928

	Total Russia	1,024,928

Serbia (0.1%)
	Serbia Government International Bond
100,000	3.750%, 11/1/2024	98,000

	Total Serbia	98,000

South Africa (0.2%)
	Peermont Global Proprietary, Ltd.
120,000	7.750%, 4/30/2014	150,110
	South Africa Government International Bond
90,000	5.875%, 5/30/2022	94,725

	Total South Africa	244,835

Sri Lanka (0.1%)
	Sri Lanka Government International Bond
100,000	8.250%, 10/24/2012	104,858
100,000	7.400%, 1/22/2015	100,000

	Total Sri Lanka	204,858

Trinidad & Tobago (0.1%)
	Petroleum Company of Trindad & Tobago, Ltd.
110,000	9.750%, 8/14/2019	124,850

	Total Trinidad & Tobago	124,850

Turkey (0.5%)
	Turkey Government International Bond
60,000	6.875%, 3/17/2036	60,450
650,000	7.250%, 3/5/2038	671,125
	Turkey Government International Inflation Protected Bond
36,452	10.000%, 2/15/2012	27,218

	Total Turkey	758,793

The accompanying Notes to the Financial Statements are an integral part of this schedule.
116

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (9.6%)	Value[a]
Ukraine (0.1%)
	Ukraine Government International Bond
$50,000	4.950%, 10/13/2015	$51,508
160,000	6.580%, 11/21/2016	117,616

	Total Ukraine	169,124

United Arab Emirates (0.1%)
	Dolphin Energy, Ltd.
100,000	5.888%, 6/15/2019	101,000

	Total United Arab Emirates	101,000

Uruguay (0.3%)
	Uruguay Government International Bond
50,000	8.000%, 11/18/2022	56,500
160,000	6.875%, 9/28/2025	165,600
242,000	7.625%, 3/21/2036	260,755

	Total Uruguay	482,855

Venezuela (0.6%)
	Petroleos de Venezuela SA
30,000	Zero Coupon, 7/10/2011	23,700
370,000	5.375%, 4/12/2027	170,755
	Venezuela Government International Bond
170,000	10.750%, 9/19/2013	161,925
80,000	13.625%, 8/15/2018	77,200
420,000	6.000%, 12/9/2020	241,500
200,000	7.650%, 4/21/2025	122,000

	Total Venezuela	797,080

	Total Long-Term Fixed Income (cost $12,940,974)	13,865,295

Shares or Principal Amount	Short-Term Investments (5.9%)[i]	Value
	Federal Home Loan Bank Discount Notes
600,000	0.200%, 3/17/2010[j]	599,554
7,882,106	Thrivent Money Market Fund	7,882,106

	Total Short-Term Investments (at amortized cost)	8,481,660

	Total Investments (cost $136,477,714) 101.4%	$146,495,287

	Other Assets and Liabilities, Net (1.4%)	(2,043,773)

	Total Net Assets 100.0%	$144,451,514

a	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
b	Non-income producing security.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
d	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2009, the value of these investments was $867,708 or 0.6% of total net assets.
f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Fund owned as of October 31, 2009.

Security	Acquisition Date	Cost
Independencia International, Ltd.	5/8/2008	$94,862

g	In bankruptcy. Interest is not being accrued.
h	Principal amount is displayed in Mexican Pesos.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
j	At October 31, 2009, $599,554 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
SGD	-	Singapore Dollar.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$15,117,589
Gross unrealized depreciation	(5,756,141)

Net unrealized appreciation (depreciation)	$9,361,448

Cost for federal income tax purposes	$137,133,839

The accompanying Notes to Financial Statements are an integral part of this schedule.
117

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Capital Goods	201,361	–	201,361	–
Consumer Discretionary	13,304,012	114,490	13,189,522	–
Consumer Staples	12,784,724	807,398	11,977,326	–
Energy	11,873,213	3,180,230	8,692,983	–
Financials	22,090,181	3,065,372	19,024,809	–
Health Care	10,772,957	429,080	10,343,877	–
Industrials	19,516,563	374,148	19,142,415	–
Information Technology	9,164,815	403,910	8,760,905	–
Materials	16,090,327	2,434,864	13,655,463	–
Telecommunications Services	5,314,148	478,546	4,835,602	–
Utilities	3,036,031	85,456	2,950,575	–

Long-Term Fixed Income
Basic Materials	196,250	–	196,250	–
Capital Goods	94,500	–	94,500	–
Communications Services	533,740	–	533,740	–
Consumer Cyclical	247,515	–	247,515	–
Consumer Non-Cyclical	34,000	–	34,000	–
Energy	1,530,198	–	1,530,198	–
Foreign Government	11,090,642	–	11,090,642	–
Transportation	138,450	–	138,450	–
Short-Term Investments	8,481,660	7,882,106	599,554	–

Total	$146,495,287	$19,255,600	$127,239,687	$–

Other Financial Instruments*	($76,133)	($76,133)	$–	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to the Financial Statements are an integral part of this schedule.
118

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2009

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	19	December 2009	$1,511,332	$1,428,705	($82,627)
Total Futures Contracts					($82,627)

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Australian Dollar	83,656	11/2/2009	$75,455	$75,304	($151)
Brazilian Real	659,218	1/19/2010	361,528	368,506	6,978
British Pound	350,260	11/2/2009 - 11/3/2009	577,330	574,852	(2,478)
Canadian Dollar	132,004	11/2/2009 - 11/3/2009	122,836	121,988	(848)
Danish Krone	58,598	11/2/2009	11,588	11,587	(1)
Euro	599,066	11/2/2009 - 11/4/2009	886,560	881,632	(4,928)
Hong Kong Dollar	944,151	11/2/2009	121,823	121,823	–
Indian Rupee	3,487,344	1/19/2010	73,775	73,824	49
Indonesian Rupiah	700,124,751	1/19/2010	73,775	72,203	(1,572)
Japanese Yen	48,560,094	11/2/2009 - 11/5/2009	532,628	539,466	6,838
Mexican Peso	4,373,813	12/4/2009 - 12/16/2009	327,659	329,592	1,933
Norwegian Krone	336,427	11/2/2009 - 11/3/2009	59,378	58,756	(622)
Singapore Dollar	117,521	11/2/2009 - 11/3/2009	84,060	83,849	(211)
South Korea Won	530,092,002	1/19/2010	444,819	451,549	6,730
Swedish Krona	1,729,820	11/2/2009 - 11/3/2009	245,667	243,900	(1,767)
Swiss Franc	548,731	11/2/2009 - 11/4/2009	536,445	534,879	(1,566)
Thai Baht	1,183,229	11/3/2009	35,415	35,400	(15)
Turkish Lira	702,224	12/16/2009	472,784	463,364	(9,420)
Total Foreign Currency
Forward Contracts Purchases			$5,043,525	$5,042,474	($1,051)

Sales
Brazilian Real	128,590	1/19/2010	$73,775	$71,882	$1,893
British Pound	31,165	11/2/2009 - 11/4/2009	51,145	51,149	(4)
Euro	119,782	11/2/2009 - 11/3/2009	176,443	176,279	164
Euro	144,741	11/25/2009	213,680	212,983	697
Japanese Yen	25,312,488	11/2/2009 - 11/5/2009	277,772	281,204	(3,432)
Mexican Peso	7,820,670	12/4/2009 - 12/16/2009	601,064	589,494	11,570
Norwegian Krone	207,461	11/4/2009	36,233	36,232	1
Singapore Dollar	134,436	11/4/2009	95,889	95,916	(27)
South Korea Won	141,600,000	1/19/2010	120,000	120,620	(620)
Swiss Franc	56,217	11/4/2009	54,878	54,797	81
Turkish Lira	418,072	12/16/2009	273,088	275,866	(2,778)
Total Foreign Currency
Forward Contracts Sales			$1,973,967	$1,966,422	$7,545

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					$6,494

The accompanying Notes to Financial Statements are an integral part of this schedule.
119

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2009

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Forward Contract	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	37,370
Total Foreign Exchange Contracts		37,370

Total Asset Derivatives		$37,370

Liability Derivatives

Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$82,627
Total Equity Contracts		82,627

Foreign Exchange Contracts
Forward Contract	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	30,876
Total Foreign Exchange Contracts		30,876

Total Liability Derivatives		$113,503

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	274,766

Total Equity Contracts		274,766

Total		$274,766

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	8,562
Total Equity Contracts		8,562
Foreign Exchange Contracts
Forward Contract	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	40,619
Total Foreign Exchange Contracts		40,619

Total		$49,181

The accompanying Notes to the Financial Statements are an integral part of this schedule.
120

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2009

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$2,362,306	2.3%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$2,548,688	2.5%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$5,901,139	$87,936,309	$85,955,342	7,882,106	$7,882,106	$49,618
Total Value and Income Earned	5,901,139				7,882,106	49,618

The accompanying Notes to Financial Statements are an integral part of this schedule.
121

Partner International Stock Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (97.4%)	Value[a]
Australia (3.0%)
176,474	BHP Billiton, Ltd.	$5,787,900
200,941	BlueScope Steel, Ltd.	532,533
62,650	CSL, Ltd.	1,759,106
225,936	Harvey Norman Holdings, Ltd.	800,446
65,742	MacArthur Coal, Ltd.	492,458
31,494	Rio Tinto, Ltd.	1,745,781
54,580	Westpac Banking Corporation	1,275,710
27,848	Woolworths, Ltd.	712,813

	Total Australia	13,106,747

Belgium (0.5%)
49,855	Anheuser-Busch InBev NV	2,340,734

	Total Belgium	2,340,734

Bermuda (0.6%)
142,385	Hongkong Land Holdings, Ltd.	672,143
652,000	Noble Group, Ltd.	1,191,519
793,000	Pacific Basin Shipping, Ltd.	582,763

	Total Bermuda	2,446,425

Brazil (0.7%)
125,000	Vale SA SP ADR	3,186,250

	Total Brazil	3,186,250

Canada (5.2%)
33,500	Alimentation Couche-Tard, Inc.	587,899
74,800	Bank of Montreal	3,460,390
50,400	Barrick Gold Corporation	1,814,606
36,500	Canadian Natural Resources, Ltd.	2,368,570
12,900	Canadian Utilities, Ltd.	459,326
38,261	Enbridge, Inc.	1,488,222
46,900	EnCana Corporation	2,600,499
33,500	Gildan Activewear, Inc.[b]	590,066
21,500	Husky Energy, Inc.	566,260
12,700	Inmet Mining Corporation	672,967
14,700	National Bank of Canada	766,041
59,900	Nexen, Inc.	1,288,672
27,300	Research In Motion, Ltd.[b]	1,610,097
20,300	Royal Bank of Canada	1,028,038
71,800	Sino-Forest Corporation[b]	1,010,548
28,600	Suncor Energy, Inc.	949,369
46,100	Talisman Energy, Inc.	786,439
31,700	Teck Resources, Ltd.[b]	920,152

	Total Canada	22,968,161

China (1.3%)
9,971,400	Bank of China, Ltd.	5,784,292

	Total China	5,784,292

Denmark (0.7%)
10,096	Carlsberg AS	707,821
37,486	Novo Nordisk AS	2,328,840

	Total Denmark	3,036,661

Finland (0.2%)
22,766	Kone Oyj	850,001

	Total Finland	850,001

France (9.2%)
20,169	Alstom SA	1,397,491
12,371	Atos Origin SAb	579,176

Shares	Common Stock (97.4%)	Value[a]
France (9.2%) - continued
199,200	AXA SA	$4,954,202
10,118	BNP Paribas SA	762,241
97,400	Cap Gemini SA	4,512,250
5,537	CNP Assurances	535,062
89,628	Compagnie de Saint-Gobain	4,367,607
24,485	Eutelsat Communications[b]	778,259
10,892	Sanofi-Aventis	798,418
43,300	Schneider Electric SA	4,502,779
12,965	Technip SA	813,410
127,238	Total SA	7,614,057
15,819	Unibail-Rodamco	3,503,097
18,339	Vinci SA	957,088
156,400	Vivendi	4,338,943

	Total France	40,414,080

Germany (3.5%)
24,265	Aixtron AG	725,161
23,251	BASF SE	1,244,642
12,616	Bayer AG	875,315
26,499	Bayerische Motoren Werke AG	1,296,302
22,162	Deutsche Bank AG	1,610,123
15,458	E.ON AG	592,434
14,974	Hannover Rueckversicherung AGb	675,068
9,630	Hochtief AG	726,789
163,073	Infineon Technologies AGb	734,296
52,702	ProSiebanSat. 1 Media AG	548,628
9,391	RWE AG	823,723
23,010	SAP AG ADR	1,042,254
48,800	Siemens AG	4,409,961

	Total Germany	15,304,696

Greece (0.4%)
30,900	National Bank of Greece SAb	1,129,730
28,163	Public Power Corporation SAb	574,451

	Total Greece	1,704,181

Hong Kong (3.1%)
50,800	Hang Seng Bank, Ltd.	717,657
132,000	Hengan International Group Company, Ltd.	849,709
71,800	Hong Kong Exchanges and Clearing, Ltd.	1,263,866
134,500	Hongkong Electric Holdings, Ltd.	719,287
715,200	Hutchison Whampoa, Ltd.	5,019,902
1,964,900	New World Development Company, Ltd.	4,229,319
174,000	Wharf Holdings, Ltd.	940,142

	Total Hong Kong	13,739,882

Italy (4.3%)
47,061	Atlantia SPA	1,112,842
902,725	Enel SPA	5,371,446
221,700	Eni SPA	5,490,852
287,688	Finmeccanica SPA	4,827,569
80,231	Italcementi SPA	605,529
56,800	Saipem SPA	1,675,897

	Total Italy	19,084,135

Japan (16.7%)
23,900	Aisin Seiki Company, Ltd.	607,672
119,100	Alps Electric Company, Ltd.[b]	743,379

The accompanying Notes to Financial Statements are an integral part of this schedule.
122

Partner International Stock Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (97.4%)	Value[a]
Japan (16.7%) - continued
81,000	Asahi Glass Company, Ltd.	$682,410
18,800	Astellas Pharmaceutical, Inc.	692,289
1,356	Benesse Holdings, Inc.	59,790
189,600	Bridgestone Corporation	3,126,638
138,000	Chiba Bank, Ltd.	851,032
32,300	Chugai Pharmaceutical Company, Ltd.	631,896
49,900	COMSYS Holdings Corporation	493,174
84,000	Daicel Chemical Industries, Ltd.	507,253
166,650	Daiichi Sankyo Company, Ltd.	3,255,635
100,000	Daito Trust Construction Company, Ltd.	4,156,640
141,000	Daiwa Securities Group, Inc.	742,129
48,100	Denso Corporation	1,314,248
8,900	Disco Corporation	490,953
24,900	East Japan Railway Company	1,594,566
154,000	Fujitsu, Ltd.	906,875
58,000	Honda Motor Company, Ltd.	1,791,428
23,400	IBIDEN Company, Ltd.	837,779
6,100	Idemitsu Kosan Company, Ltd.	447,332
149,000	ITOCHU Corporation	941,797
31,300	JFE Holdings, Inc.	1,019,590
151,100	Kao Corporation	3,365,576
58,000	Kirin Holdings Company, Ltd.	946,739
366,000	Kobe Steel, Ltd.[b]	665,130
20,800	K’s Holdings Corporation	674,077
174,000	Marubeni Corporation	860,879
159,500	Mitsubishi Chemical Holdings Corporation	592,288
42,400	Mitsubishi Corporation	898,895
189,000	Mitsubishi Materials Corporation[b]	498,373
478,500	Mitsubishi UFJ Financial Group, Inc.	2,548,684
66,300	Mitsui & Company, Ltd.	870,715
108,955	Mitsui Sumitomo Insurance Group Holdings, Inc.	2,536,259
13,600	Murata Manufacturing Company, Ltd.	663,566
63,000	Nippon Electric Glass Company, Ltd.	678,375
111,000	Nippon Oil Corporation	546,981
198,500	Nissan Motor Company, Ltd.[b]	1,436,375
7,850	Nitori Company, Ltd.	638,404
546	NTT DoCoMo, Inc.	791,844
19,800	Santen Pharmaceutical Comany, Ltd.	679,351
55,200	Shin-Etsu Chemical Company, Ltd.	2,927,327
47,200	Shinko Electric Industries Company, Ltd.	702,987
82,000	Softbank Corporation	1,932,236
71,600	Sony Corporation	2,114,262
35,900	Stanley Electric Company, Ltd.	702,941
453,600	Sumitomo Corporation	4,403,418
72,600	Sumitomo Electric Industries, Ltd.	880,984
817,500	Sumitomo Trust and Banking Company, Ltd.	4,259,168
35,500	Suzuki Motor Corporation	858,963
77,800	Takeda Pharmaceutical Company, Ltd.	3,111,497
13,500	TDK Corporation	776,194
32,200	Tokai Rika Company, Ltd.	664,982
371,000	Toshiba Corporation[b]	2,120,393

Shares	Common Stock (97.4%)	Value[a]
Japan (16.7%) - continued
24,000	Toyo Suisan Kaisha, Ltd.	$628,006
258,000	Ube Industries, Ltd.	664,864
58,000	Yamato Holdings Company, Ltd.	855,612

	Total Japan	73,390,850

Netherlands (2.6%)
136,735	Arcelor Mittal	4,627,519
40,167	ASML Holding NV	1,083,214
131,510	Koninklijke (Royal) Ahold NV	1,656,542
38,150	Koninklijke DSM NV	1,671,526
11,793	Koninklijke Vopak NVb	795,652
51,134	Unilever NV	1,575,612

	Total Netherlands	11,410,065

Norway (3.0%)
78,400	DnB NOR ASA[b]	898,113
1,020,000	Marine Harvest[b]	740,021
581,400	Norsk Hydro ASA[b]	3,810,470
192,949	StatoilHydro ASA	4,546,687
40,000	Tandberg ASA	1,070,137
100,400	Telenor ASA[b]	1,294,551
30,900	Yara International ASA	1,021,463

	Total Norway	13,381,442

Portugal (0.5%)
280,081	Electricidade de Portugal SA	1,238,663
87,537	Portugal Telecom SGPS SA	1,000,601

	Total Portugal	2,239,264

Singapore (2.8%)
96,000	DBS Group Holdings, Ltd.	879,089
2,270,000	Golden Agri-Resources, Ltd.[b]	683,138
152,578	Golden Agri-Resources, Ltd.
	Warrants, 0.54 SGD, 7/23/2012[b]	12,519
397,800	Keppel Corporation, Ltd.	2,286,101
326,000	Neptune Orient Lines, Ltd.	362,796
244,000	Oversea-Chinese Banking Corporation, Ltd.	1,314,825
348,500	Singapore Airlines, Ltd.	3,341,905
1,407,090	Singapore Telecommunications, Ltd.	2,917,784
148,000	Wilmar International, Ltd.	652,495

	Total Singapore	12,450,652

South Korea (1.8%)
88,243	KB Financial Group, Inc.[b]	4,244,479
2,600	POSCO	1,077,512
10,700	SK Telecom Company, Ltd.	1,629,594
52,618	SK Telecom Company, Ltd. ADR	879,247

	Total South Korea	7,830,832

Spain (3.9%)
245,930	Banco Bilbao Vizcaya Argentaria SA	4,396,049
41,193	Banco Santander SA	662,895
515,851	Iberdrola SA	4,672,874
20,611	Indra Sistemas SA	484,712
244,729	Telefonica SA	6,834,511

	Total Spain	17,051,041

Sweden (1.3%)
60,447	Atlas Copco AB	810,531

The accompanying Notes to Financial Statements are an integral part of this schedule.
123

Partner International Stock Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (97.4%)	Value[a]
Sweden (1.3%) - continued
47,967	Electrolux ABb	$1,149,710
94,051	Lundin Petroleum ABb	796,645
296,740	Telefonaktiebolaget LM Ericsson	3,100,266

	Total Sweden	5,857,152

Switzerland (12.2%)
134,587	ABB, Ltd.[b]	2,503,497
15,503	Actelion, Ltd.[b]	854,571
81,300	Adecco SA	3,632,839
5,985	Baloise Holding AG	512,447
66,048	Credit Suisse Group	3,530,738
4,601	Givaudan SA	3,415,499
88,631	Holcim, Ltd.[b]	5,640,893
22,333	Julius Baer Group, Ltd.	840,726
6,986	Kuehne & Nagel International AG	632,958
240,363	Nestle SA	11,177,242
242,838	Novartis AG	12,645,567
32,628	Roche Holding AG	5,225,794
83,710	UBS AGb	1,395,841
6,973	Zurich Financial Services AG	1,596,766

	Total Switzerland	53,605,378

Thailand (1.0%)
600,200	PTT pcl	4,248,418

	Total Thailand	4,248,418

United Kingdom (18.8%)
36,829	Anglo American plc[b]	1,332,559
63,859	Antofagasta plc	804,563
28,310	Autonomy Corporation plc[b]	622,430
66,331	Babcock International Group plc	658,498
262,022	BAE Systems plc	1,347,308
133,791	Barclays plc[b]	701,190
180,388	BG Group plc	3,105,024
70,490	BHP Billiton plc	1,899,308
500,100	BP plc	4,685,986
101,612	British American Tobacco plc	3,237,910
14,083	Chemring Group plc	609,836
247,533	Cobham plc	889,421
131,841	Experian plc	1,204,788
197,090	GAME GROUP plc	478,250
416,709	GlaxoSmithKline plc	8,547,698
51,500	HSBC Holdings plc ADR	2,852,585
72,827	Imperial Tobacco Group plc	2,146,131
30,911	Intertek Group plc	635,063
160,005	Invensys plc	739,573
163,451	J Sainsbury plc	882,067
1,566,284	Kingfisher plc	5,724,789
144,071	Marks and Spencer Group plc	806,897
177,535	National Grid plc	1,758,596
429,400	Pearson plc	5,836,612
64,974	Persimmon plc[b]	428,351
41,611	Reckitt Benckiser Group plc	2,066,987
66,932	Rio Tinto plc	2,959,003
72,649	SABMiller plc	1,904,219
178,518	Sage Group plc	623,333
112,211	Standard Chartered plc	2,752,715
210,181	Tesco plc	1,401,379
35,944	Travis Perkins plc[b]	443,404
183,477	Unilever plc	5,481,425
2,106,387	Vodafone Group plc	4,641,795
255,791	William Morrison Supermarkets plc	1,172,323

Shares	Common Stock (97.4%)	Value[a]
United Kingdom (18.8%) - continued
534,300	WPP plc	$4,788,268
135,381	Xstrata plc[b]	1,949,926

	Total United Kingdom	82,120,210

United States (0.1%)
12,124	iShares MSCI EAFE Index Fund	646,209

	Total United States	646,209

	Total Common Stock (cost $404,767,785)	428,197,758

Shares or Principal Amount	Short-Term Investments (2.0%)[c]	Value
7,195,000	Ranger Funding Company, LLC 0.100%, 11/2/2009	7,194,980
1,759,004	Thrivent Money Market Fund	1,759,004

	Total Short-Term Investments (at amortized cost)	8,953,984

	Total Investments (cost $413,721,769) 99.4%	$437,151,742

	Other Assets and Liabilities, Net 0.6%	2,434,224

	Total Net Assets 100.0%	$439,585,966

a	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
SGD	-	Singapore Dollar.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$49,765,746
Gross unrealized depreciation	(33,450,158)

Net unrealized appreciation (depreciation)	$16,315,588

Cost for federal income tax purposes	$420,836,154

The accompanying Notes to the Financial Statements are an integral part of this schedule.
124

Partner International Stock Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Partner International Stock Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	39,934,999	590,066	39,344,933	–
Consumer Staples	47,742,124	600,418	47,141,706	–
Energy	40,304,436	10,048,031	30,256,405	–
Financials	76,264,698	10,266,132	65,998,566	–
Health Care	41,380,371	–	41,380,371	–
Industrials	63,059,829	632,958	62,426,871	–
Information Technology	22,398,247	–	22,398,247	–
Materials	63,631,576	7,604,523	56,027,053	–
Telecommunications Services	22,093,198	9,323,855	12,769,343	–
Utilities	11,388,280	459,326	10,928,954	–
Short-Term Investments	8,953,984	1,759,004	7,194,980	–

Total	$437,151,742	$41,284,313	$395,867,429	$–

Other Financial Instruments*	($24,375)	($24,375)	$–	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Euro	802,161	11/4/2009	$1,182,385	$1,180,517	($1,868)
Japanese Yen	12,261,647	11/2/2009	134,672	136,218	1,546
Swedish Krona	5,680,479	11/2/2009	805,629	800,936	(4,693)
Swiss Franc	1,231,081	11/4/2009	1,201,514	1,200,000	(1,514)
Total Foreign Currency
Forward Contracts Purchases			$3,324,200	$3,317,671	($6,529)

Sales
British Pound	121,000	11/2/2009 - 11/4/2009	$198,573	$198,588	($15)
Euro	607,408	11/2/2009 - 11/3/2009	894,706	893,905	801
Japanese Yen	140,007,625	11/2/2009 - 11/5/2009	1,536,435	1,555,381	(18,946)
Norwegian Krone	1,908,639	11/4/2009	333,346	333,334	12
Singapore Dollar	817,026	11/4/2009	582,758	582,924	(166)
Swiss Franc	327,930	11/4/2009	320,119	319,651	468
Total Foreign Currency
Forward Contracts Sales			$3,865,937	$3,883,783	($17,846)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($24,375)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Forward Contract	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	3,047
Total Foreign Exchange Contracts		3,047

Total Asset Derivatives		$3,047

Liability Derivatives

Foreign Exchange Contracts
Forward Contract	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	27,422
Total Foreign Exchange Contracts		27,422

Total Liability Derivatives		$27,422

The accompanying Notes to Financial Statements are an integral part of this schedule.
125

Partner International Stock Fund

Schedule of Investments as of October 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contract	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	107,886
Total Foreign Exchange Contracts		107,886

Total		$107,886

The following table presents Partner International Stock Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$4,595,459	1.2%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$14,145,405	$89,687,473	$102,073,874	1,759,004	$1,759,004	$95,108
Thrivent Financial Securities Lending Trust	630,480	1,480	631,960	–	–	1,416
Total Value and Income Earned	14,775,885				1,759,004	96,524

The accompanying Notes to the Financial Statements are an integral part of this schedule.
126

Large Cap Growth Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (97.6%)	Value
Consumer Discretionary (12.1%)
26,350	Abercrombie & Fitch Company	$864,807
42,991	Amazon.com, Inc.[a]	5,107,761
11,536	Apollo Group, Inc.[a]	658,705
86,410	Best Buy Company, Inc.	3,299,134
51,700	Comcast Corporation	749,650
107,656	D.R. Horton, Inc.	1,179,910
54,000	Darden Restaurants, Inc.	1,636,740
25,370	DreamWorks Animation SKG, Inc.[a]	811,840
354,600	Ford Motor Company[a]	2,482,200
29,108	Fortune Brands, Inc.	1,133,757
52,446	GameStop Corporation[a,b]	1,273,913
31,300	International Game Technology	558,392
25,800	J.C. Penney Company, Inc.	854,754
80,732	Kohl’s Corporation[a]	4,619,485
403,701	Melco Crown Entertainment, Ltd.[a,b]	2,002,357
85,165	MGM MIRAGE[a]	789,479
34,700	RadioShack Corporation	586,083
77,911	Target Corporation	3,773,230
102,333	Time Warner, Inc.	3,082,270

	Total Consumer Discretionary	35,464,467

Consumer Staples (6.9%)
31,000	Costco Wholesale Corporation	1,762,350
145,695	CVS Caremark Corporation	5,143,034
28,400	Kimberly-Clark Corporation	1,736,944
93,682	PepsiCo, Inc.	5,672,445
83,622	Procter & Gamble Company	4,850,076
25,300	Walgreen Company	957,099

	Total Consumer Staples	20,121,948

Energy (9.7%)
30,750	Alpha Natural Resources, Inc.[a]	1,044,578
44,353	Devon Energy Corporation	2,870,083
41,355	EOG Resources, Inc.	3,377,049
97,659	Halliburton Company	2,852,619
38,478	Hess Corporation	2,106,286
90,966	Nabors Industries, Ltd.[a]	1,894,822
19,260	National Oilwell Varco, Inc.[a]	789,467
72,533	Noble Corporation	2,954,994
24,957	Occidental Petroleum Corporation	1,893,737
57,701	Petroleo Brasileiro SA ADR	2,666,940
72,789	Schlumberger, Ltd.	4,527,476
31,605	Southwestern Energy Company[a]	1,377,346

	Total Energy	28,355,397

Financials (11.5%)
44,706	American Express Company	1,557,557
27,300	Artio Global Investors, Inc.[a]	641,823
116,292	Bank of America Corporation	1,695,537
204,033	Citigroup, Inc.	834,495
5,700	Franklin Resources, Inc.	596,391
44,970	Goldman Sachs Group, Inc.	7,652,545
32,464	IntercontinentalExchange, Inc.[a]	3,252,568
46,150	Invesco, Ltd.	976,073
143,947	J.P. Morgan Chase & Company	6,012,666
25,506	Lazard, Ltd.	962,852
34,100	Marshall & Ilsley Corporation	181,412
56,850	Morgan Stanley	1,826,022

Shares	Common Stock (97.6%)	Value
Financials (11.5%) - continued
33,088	Prudential Financial, Inc.	$1,496,570
34,441	State Street Corporation	1,445,833
134,680	TD Ameritrade Holding Corporation[a]	2,599,324
73,179	Wells Fargo & Company	2,013,886

	Total Financials	33,745,554

Health Care (14.5%)
59,034	Abbott Laboratories	2,985,349
11,168	Alcon, Inc.	1,594,679
42,819	Allergan, Inc.	2,408,569
80,230	Baxter International, Inc.	4,337,234
109,096	Boston Scientific Corporation[a]	885,859
72,140	Celgene Corporation[a]	3,682,747
91,311	Covidien, Ltd.	3,846,019
105,528	Gilead Sciences, Inc.[a]	4,490,216
67,001	Medco Health Solutions, Inc.[a]	3,760,096
226,166	Pfizer, Inc.	3,851,607
26,457	St. Jude Medical, Inc.[a]	901,655
40,689	Teva Pharmaceutical Industries, Ltd. ADR	2,053,981
107,997	Thermo Fisher Scientific, Inc.[a]	4,859,865
20,238	United Therapeutics Corporation[a]	860,925
68,303	UnitedHealth Group, Inc.	1,772,463

	Total Health Care	42,291,264

Industrials (8.6%)
20,163	CSX Corporation	850,475
10,602	Cummins, Inc.	456,522
40,467	Danaher Corporation	2,761,064
369,781	Delta Air Lines, Inc.[a]	2,640,236
64,711	Diana Shipping, Inc.	836,066
39,196	Dover Corporation	1,476,905
24,499	FedEx Corporation	1,780,832
36,550	Foster Wheeler AGa	1,023,035
147,650	General Electric Company	2,105,489
54,124	Knight Transportation, Inc.	868,149
17,900	Navistar International Corporation[a]	593,206
20,700	Parker Hannifin Corporation	1,096,272
17,219	Raytheon Company	779,676
234,050	UAL Corporation[a,b]	1,523,666
57,829	Union Pacific Corporation	3,188,691
51,020	United Technologies Corporation	3,135,179

	Total Industrials	25,115,463

Information Technology (29.0%)
57,831	Altera Corporation	1,144,475
68,302	Apple, Inc.[a]	12,874,927
373,002	Cisco Systems, Inc.[a]	8,523,096
35,277	Corning, Inc.	515,397
103,406	EMC Corporation[a]	1,703,097
21,753	Google, Inc.[a]	11,662,218
68,350	Hewlett-Packard Company	3,243,891
281,829	Intel Corporation	5,385,752
67,615	Marvell Technology Group, Ltd.[a]	927,678
86,480	Maxim Integrated Products, Inc.	1,441,622
209,750	Microsoft Corporation	5,816,368
129,000	ON Semiconductor Corporation[a]	863,010
213,114	Oracle Corporation	4,496,705
194,199	QUALCOMM, Inc.	8,041,781
38,939	Research in Motion, Ltd.[a]	2,286,887

The accompanying Notes to Financial Statements are an integral part of this schedule.
127

Large Cap Growth Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (97.6%)	Value
Information Technology (29.0%) - continued
52,376	STEC, Inc.[a,b]	$1,116,656
113,208	Symantec Corporation[a]	1,990,197
40,712	Tyco Electronics, Ltd.	865,130
81,857	Visa, Inc.	6,201,486
66,811	Western Union Company	1,213,956
69,198	Xilinx, Inc.	1,505,056
178,545	Yahoo!, Inc.[a]	2,838,866

	Total Information Technology	84,658,251

Materials (3.1%)
27,951	Air Products and Chemicals, Inc.	2,155,861
44,692	Barrick Gold Corporation	1,605,783
19,300	Domtar Corporation[a]	808,477
42,072	Freeport-McMoRan Copper & Gold, Inc.[a]	3,086,402
7,700	Potash Corporation of Saskatchewan, Inc.	714,406
19,600	RTI International Metals, Inc.[a]	405,916
26,700	Temple-Inland, Inc.	412,515

	Total Materials	9,189,360

Telecommunications Services (2.2%)
179,759	Alcatel-Lucent ADR[a]	663,311
93,535	American Tower Corporation[a]	3,443,958
435,256	Qwest Communications International, Inc.[b]	1,562,569
24,300	SBA Communications Corporation[a]	685,503

	Total Telecommunications Services	6,355,341

	Total Common Stock (cost $283,574,247)	285,297,045

Shares	Collateral Held for Securities Loaned (2.2%)	Value
6,482,949	Thrivent Financial Securities Lending Trust	6,482,949

	Total Collateral Held for Securities Loaned (cost $6,482,949)	6,482,949

Shares or Principal Amount	Short-Term Investments (2.3%)[c]	Value
	Ranger Funding Company, LLC
6,535,000	0.100%, 11/2/2009	6,534,982
61,038	Thrivent Money Market Fund	61,038

	Total Short-Term Investments (at amortized cost)	6,596,020

	Total Investments (cost $296,653,216) 102.1%	$298,376,014

	Other Assets and Liabilities, Net (2.1%)	(6,036,654)

	Total Net Assets 100.0%	$292,339,360

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,361,251
Gross unrealized depreciation	(17,237,284)

Net unrealized appreciation (depreciation)	$1,123,967

Cost for federal income tax purposes	$297,252,047

The accompanying Notes to the Financial Statements are an integral part of this schedule.
128

Large Cap Growth Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Large Cap Growth Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	35,464,467	35,464,467	–	–
Consumer Staples	20,121,948	20,121,948	–	–
Energy	28,355,397	28,355,397	–	–
Financials	33,745,554	33,745,554	–	–
Health Care	42,291,264	42,291,264	–	–
Industrials	25,115,463	25,115,463	–	–
Information Technology	84,658,251	84,658,251	–	–
Materials	9,189,360	9,189,360	–	–
Telecommunications Services	6,355,341	6,355,341	–	–
Collateral Held for Securities Loaned	6,482,949	6,482,949	–	–
Short-Term Investments	6,596,020	61,038	6,534,982	–

Total	$298,376,014	$291,841,032	$6,534,982	$–

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Option Written	Net realized gains/(losses) on Written option contracts	(44,206)

Total Equity Contracts		(44,206)

Total		($44,206)

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Options (Contracts)
Equity Contracts	219

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$2,435,558	$101,105,407	$103,479,927	61,038	$61,038	$44,678
Thrivent Financial Securities Lending Trust	17,017,857	113,551,713	124,086,621	6,482,949	6,482,949	82,642
Total Value and Income Earned	19,453,415				6,543,987	127,320

The accompanying Notes to Financial Statements are an integral part of this schedule.
129

Large Cap Value Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (98.1%)	Value
Consumer Discretionary (12.5%)
119,090	Brinker International, Inc.	$1,505,298
70,356	Carnival Corporation	2,048,767
116,312	Fortune Brands, Inc.	4,530,352
59,406	Genuine Parts Company	2,078,616
159,284	Harman International Industries, Inc.	5,990,671
255,578	Home Depot, Inc.	6,412,452
114,822	International Game Technology	2,048,424
83,180	Jarden Corporation	2,278,300
243,242	Macy’s, Inc	4,273,762
63,350	Omnicom Group, Inc.	2,171,638
38,568	Sherwin-Williams Company	2,199,919
37,848	Starwood Hotels & Resorts Worldwide, Inc.	1,099,863
64,064	Tiffany & Company	2,517,074
355,459	Time Warner, Inc.	10,706,425
127,180	Toll Brothers, Inc.[a]	2,202,758
136,156	Walt Disney Company	3,726,590
64,420	Winnebago Industries, Inc.[a,b]	740,830

	Total Consumer Discretionary	56,531,739

Consumer Staples (8.1%)
189,054	Altria Group, Inc.	3,423,768
106,050	CVS Caremark Corporation	3,743,565
131,514	General Mills, Inc.	8,669,403
79,498	Kimberly-Clark Corporation	4,862,098
221,756	Kraft Foods, Inc.	6,102,725
98,246	Philip Morris International, Inc.	4,652,931
403,362	Tyson Foods, Inc.	5,050,092

	Total Consumer Staples	36,504,582

Energy (14.6%)
41,106	Anadarko Petroleum Corporation	2,504,589
60,874	Apache Corporation	5,729,461
120,786	Chevron Corporation	9,244,960
188,516	ConocoPhillips	9,459,733
67,740	Devon Energy Corporation	4,383,455
45,596	EOG Resources, Inc.	3,723,369
99,826	Exxon Mobil Corporation	7,154,529
127,914	Halliburton Company	3,736,368
369,888	Nabors Industries, Ltd.[a]	7,704,767
43,366	Total SA ADR[b]	2,604,996
88,790	Ultra Petroleum Corporation[a]	4,310,755
140,768	XTO Energy, Inc.	5,850,318

	Total Energy	66,407,300

Financials (22.7%)
56,624	ACE, Ltd.[a]	2,908,209
148,442	Allstate Corporation	4,389,430
261,050	Ameriprise Financial, Inc.	9,050,603
525,768	Bank of America Corporation	7,665,697
161,180	Bank of New York Mellon Corporation	4,297,059
84,412	Comerica, Inc.	2,342,433
18,262	Everest Re Group, Ltd.	1,597,742
232,906	Fifth Third Bancorp	2,082,180
25,540	Goldman Sachs Group, Inc.	4,346,142
82,908	Hartford Financial Services Group, Inc.	2,032,904
474,368	J.P. Morgan Chase & Company	19,814,351
73,186	MetLife, Inc.	2,490,520

Shares	Common Stock (98.1%)	Value
Financials (22.7%) - continued
201,964	Morgan Stanley	$6,487,084
81,770	PNC Financial Services Group, Inc.	4,001,824
65,354	Principal Financial Group, Inc.	1,636,464
47,900	Prudential Financial, Inc.	2,166,517
116,260	State Street Corporation	4,880,595
71,172	SVB Financial Group[a,b]	2,935,845
148,518	Travelers Companies, Inc.	7,394,711
370,464	Wells Fargo & Company	10,195,169

	Total Financials	102,715,479

Health Care (12.3%)
1,376,988	Boston Scientific Corporation[a]	11,181,143
109,872	Covidien, Ltd.	4,627,809
53,324	Hospira, Inc.[a]	2,380,383
159,728	Johnson & Johnson	9,431,938
191,242	Medtronic, Inc.	6,827,339
816,532	Pfizer, Inc.	13,905,540
284,888	UnitedHealth Group, Inc.	7,392,844

	Total Health Care	55,746,996

Industrials (9.7%)
69,818	3M Company	5,136,510
65,890	Avery Dennison Corporation	2,348,978
41,534	Caterpillar, Inc.	2,286,862
55,368	CSX Corporation	2,335,422
72,090	Eaton Corporation	4,357,840
72,340	FedEx Corporation	5,258,395
72,058	General Dynamics Corporation	4,518,037
275,610	General Electric Company	3,930,199
116,440	Honeywell International, Inc.	4,179,032
91,302	Ingersoll-Rand plc	2,884,230
59,892	Navistar International Corporation[a]	1,984,821
74,826	United Technologies Corporation	4,598,058

	Total Industrials	43,818,384

Information Technology (8.6%)
99,792	Avnet, Inc.[a]	2,472,846
37,560	F5 Networks, Inc.[a]	1,686,068
89,414	International Business Machines Corporation	10,784,222
98,194	Lam Research Corporation[a]	3,311,102
91,354	Nokia Oyj ADR	1,151,974
303,980	Oracle Corporation	6,413,978
809,862	Teradyne, Inc.[a]	6,778,545
172,878	Texas Instruments, Inc.	4,053,989
105,984	Tyco Electronics, Ltd.	2,252,160

	Total Information Technology	38,904,884

Materials (4.4%)
57,272	Domtar Corporation[a]	2,399,124
77,802	E.I. du Pont de Nemours and Company	2,475,660
240,540	International Paper Company	5,366,448
39,814	PPG Industries, Inc.	2,246,704
59,294	Praxair, Inc.	4,710,315
148,904	Sealed Air Corporation	2,863,424

	Total Materials	20,061,675

The accompanying Notes to Financial Statements are an integral part of this schedule.
130

Large Cap Value Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (98.1%)	Value
Telecommunications Services (2.4%)
230,406	AT&T, Inc.	$5,914,522
164,568	Verizon Communications, Inc.[b]	4,869,567

	Total Telecommunications Services	10,784,089

Utilities (2.8%)
52,138	Entergy Corporation	4,000,027
93,032	FirstEnergy Corporation	4,026,425
56,370	FPL Group, Inc.	2,767,767
103,606	Xcel Energy, Inc.	1,951,937
	Total Utilities	12,746,156

	Total Common Stock (cost $421,210,074)	444,221,284

Shares	Collateral Held for Securities Loaned (1.5%)	Value
6,903,957	Thrivent Financial Securities Lending Trust	6,903,957

	Total Collateral Held for Securities Loaned (cost $6,903,957)	6,903,957

Shares or Principal Amount	Short-Term Investments (1.8%)[c]	Value
	Enterprise Funding Corporation
8,170,000	0.100%, 11/2/2009	8,169,977
129,108	Thrivent Money Market Fund	129,108

	Total Short-Term Investments (at amortized cost)	8,299,085

	Total Investments (cost $436,413,116) 101.4%	$459,424,326

	Other Assets and Liabilities, Net (1.4%)	(6,307,757)

	Total Net Assets 100.0%	$453,116,569

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$48,815,698
Gross unrealized depreciation	(26,631,979)

Net unrealized appreciation (depreciation)	$22,183,719

Cost for federal income tax purposes	$437,240,607

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Large Cap Value Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	56,531,739	56,531,739	–	–
Consumer Staples	36,504,582	36,504,582	–	–
Energy	66,407,300	66,407,300	–	–
Financials	102,715,479	102,715,479	–	–
Health Care	55,746,996	55,746,996	–	–
Industrials	43,818,384	43,818,384	–	–
Information Technology	38,904,884	38,904,884	–	–
Materials	20,061,675	20,061,675	–	–
Telecommunications Services	10,784,089	10,784,089	–	–
Utilities	12,746,156	12,746,156	–	–
Collateral Held for Securities Loaned	6,903,957	6,903,957	–	–
Short-Term Investments	8,299,085	129,108	8,169,977	–

Total	$459,424,326	$451,254,349	$8,169,977	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.
131

Large Cap Value Fund

Schedule of Investments as of October 31, 2009

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$2,912,238	$81,228,609	$84,011,739	129,108	$129,108	$40,017
Thrivent Financial Securities Lending Trust	13,448,200	183,870,822	190,415,065	6,903,957	6,903,957	107,908
Total Value and Income Earned	16,360,438				7,033,065	147,925

The accompanying Notes to Financial Statements are an integral part of this schedule.
132

Large Cap Stock Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (88.0%)	Value
Consumer Discretionary (11.2%)
80,300	Abercrombie & Fitch Company	$2,635,446
129,700	Amazon.com, Inc.[a]	15,409,657
30,271	Apollo Group, Inc.[a]	1,728,474
247,650	Best Buy Company, Inc.	9,455,277
217,590	Brinker International, Inc.	2,750,338
125,980	Carnival Corporation	3,668,538
356,050	D.R. Horton, Inc.	3,902,308
151,500	Darden Restaurants, Inc.	4,591,965
1,037,500	Ford Motor Company[a]	7,262,500
213,170	Fortune Brands, Inc.	8,302,971
136,000	GameStop Corporation[a]	3,303,440
105,990	Genuine Parts Company	3,708,590
575,950	Harman International Industries, Inc.	21,661,480
456,570	Home Depot, Inc.	11,455,341
286,220	International Game Technology	5,106,165
149,000	Jarden Corporation	4,081,110
225,350	Kohl’s Corporation[a]	12,894,527
443,940	Macy’s, Inc	7,800,026
1,391,300	Melco Crown Entertainment, Ltd.[a,b]	6,900,848
113,550	Omnicom Group, Inc.	3,892,494
90,900	RadioShack Corporation	1,535,301
70,060	Sherwin-Williams Company	3,996,222
67,870	Starwood Hotels & Resorts Worldwide, Inc.	1,972,302
211,900	Target Corporation	10,262,317
113,960	Tiffany & Company	4,477,488
941,173	Time Warner, Inc.	28,348,131
246,890	Toll Brothers, Inc.[a]	4,276,135
120,163	Winnebago Industries, Inc.[a,b]	1,381,874

	Total Consumer Discretionary	196,761,265

Consumer Staples (6.6%)
391,619	Altria Group, Inc.	7,092,220
603,380	CVS Caremark Corporation	21,299,314
235,482	General Mills, Inc.	15,522,973
154,160	Kimberly-Clark Corporation	9,428,426
439,220	Kraft Foods, Inc.	12,087,334
270,700	PepsiCo, Inc.	16,390,885
179,499	Philip Morris International, Inc.	8,501,073
228,600	Procter & Gamble Company	13,258,800
739,630	Tyson Foods, Inc.	9,260,168
66,300	Walgreen Company	2,508,129

	Total Consumer Staples	115,349,322

Energy (11.0%)
92,500	Alpha Natural Resources, Inc.[a]	3,142,225
73,510	Anadarko Petroleum Corporation	4,478,964
104,200	Apache Corporation	9,807,304
220,910	Chevron Corporation	16,908,451
335,770	ConocoPhillips	16,848,939
255,100	Devon Energy Corporation	16,507,521
194,460	EOG Resources, Inc.	15,879,604
170,879	Exxon Mobil Corporation	12,246,898
522,880	Halliburton Company	15,273,325
1,049,350	Nabors Industries, Ltd.[a]	21,857,960
186,500	Noble Corporation	7,598,010
65,200	Occidental Petroleum Corporation	4,947,376
166,000	Petroleo Brasileiro SA ADR	7,672,520

Shares	Common Stock (88.0%)	Value
Energy (11.0%) - continued
216,200	Schlumberger, Ltd.	$13,447,640
82,700	Southwestern Energy Company[a]	3,604,066
80,472	Total SA ADR	4,833,953
159,030	Ultra Petroleum Corporation[a]	7,720,906
252,160	XTO Energy, Inc.	10,479,770

	Total Energy	193,255,432

Financials (15.8%)
103,960	ACE, Ltd.[a]	5,339,386
265,770	Allstate Corporation	7,858,819
86,400	American Express Company	3,010,176
485,230	Ameriprise Financial, Inc.	16,822,924
1,277,110	Bank of America Corporation	18,620,264
288,900	Bank of New York Mellon Corporation	7,702,074
619,800	Citigroup, Inc.	2,534,982
150,570	Comerica, Inc.	4,178,317
417,210	Fifth Third Bancorp	3,729,857
14,900	Franklin Resources, Inc.	1,558,987
162,940	Goldman Sachs Group, Inc.	27,727,500
148,270	Hartford Financial Services Group, Inc.	3,635,580
95,250	IntercontinentalExchange, Inc.[a]	9,543,097
158,900	Invesco, Ltd.	3,360,735
1,321,138	J.P. Morgan Chase & Company	55,183,934
80,300	Marshall & Ilsley Corporation	427,196
135,790	MetLife, Inc.	4,620,934
522,810	Morgan Stanley	16,792,657
146,550	PNC Financial Services Group, Inc.	7,172,157
128,163	Principal Financial Group, Inc.	3,209,202
190,650	Prudential Financial, Inc.	8,623,099
310,170	State Street Corporation	13,020,937
127,600	SVB Financial Group[a,b]	5,263,500
394,750	TD Ameritrade Holding Corporation[a]	7,618,675
270,251	Travelers Companies, Inc.	13,455,797
913,405	Wells Fargo & Company	25,136,906

	Total Financials	276,147,692

Health Care (11.8%)
29,737	Alcon, Inc.	4,246,146
123,850	Allergan, Inc.	6,966,562
246,800	Baxter International, Inc.	13,342,008
2,805,830	Boston Scientific Corporation[a]	22,783,340
206,400	Celgene Corporation[a]	10,536,720
517,740	Covidien, Ltd.	21,807,209
279,186	Gilead Sciences, Inc.[a]	11,879,364
95,250	Hospira, Inc.[a]	4,251,960
286,100	Johnson & Johnson	16,894,205
193,346	Medco Health Solutions, Inc.[a]	10,850,578
342,300	Medtronic, Inc.	12,220,110
2,142,236	Pfizer, Inc.	36,482,279
340,600	Thermo Fisher Scientific, Inc.[a]	15,327,000
52,618	United Therapeutics Corporation[a]	2,238,370
690,190	UnitedHealth Group, Inc.	17,910,430

	Total Health Care	207,736,281

Industrials (8.2%)
127,310	3M Company	9,366,197
118,070	Avery Dennison Corporation	4,209,196

The accompanying Notes to Financial Statements are an integral part of this schedule.
133

Large Cap Stock Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (88.0%)	Value
Industrials (8.2%) - continued
82,250	Caterpillar, Inc.	$4,528,685
97,760	CSX Corporation	4,123,517
110,506	Danaher Corporation	7,539,824
1,012,070	Delta Air Lines, Inc.[a]	7,226,180
154,650	Dover Corporation	5,827,212
141,430	Eaton Corporation	8,549,443
194,710	FedEx Corporation	14,153,470
136,500	Foster Wheeler AGa	3,820,635
129,110	General Dynamics Corporation	8,095,197
876,900	General Electric Company	12,504,594
252,300	Honeywell International, Inc.	9,055,047
167,280	Ingersoll-Rand plc	5,284,375
113,030	Navistar International Corporation[a]	3,745,814
53,800	Parker Hannifin Corporation	2,849,248
45,000	Raytheon Company	2,037,600
614,900	UAL Corporation[a,b]	4,002,999
191,846	Union Pacific Corporation	10,578,388
277,710	United Technologies Corporation	17,065,280

	Total Industrials	144,562,901

Information Technology (17.3%)
149,983	Altera Corporation	2,968,164
177,528	Apple, Inc.[a]	33,464,028
177,050	Avnet, Inc.[a]	4,387,299
990,605	Cisco Systems, Inc.[a]	22,635,324
92,178	Corning, Inc.	1,346,721
72,730	F5 Networks, Inc.[a]	3,264,850
57,342	Google, Inc.[a]	30,742,193
178,400	Hewlett-Packard Company	8,466,864
902,300	Intel Corporation	17,242,953
163,770	International Business Machines Corporation	19,752,300
190,140	Lam Research Corporation[a]	6,411,521
175,783	Marvell Technology Group, Ltd.[a]	2,411,743
268,200	Maxim Integrated Products, Inc.	4,470,894
550,100	Microsoft Corporation	15,254,273
497,200	ON Semiconductor Corporation[a]	3,326,268
1,114,104	Oracle Corporation	23,507,594
527,216	QUALCOMM, Inc.	21,832,015
100,150	Research in Motion, Ltd.[a]	5,881,809
204,800	STEC, Inc.[a,b]	4,366,336
509,133	Symantec Corporation[a]	8,950,558
1,509,050	Teradyne, Inc.[a,b]	12,630,748
339,380	Texas Instruments, Inc.	7,958,461
310,870	Tyco Electronics, Ltd.	6,605,987
274,100	Visa, Inc.[b]	20,765,816
163,700	Western Union Company	2,974,429
180,300	Xilinx, Inc.	3,921,525
484,550	Yahoo!, Inc.[a]	7,704,345

	Total Information Technology	303,245,018

Materials (3.5%)
89,600	Air Products and Chemicals, Inc.	6,910,848
147,100	Barrick Gold Corporation	5,285,303
102,500	Domtar Corporation[a]	4,293,725
141,341	E.I. du Pont de Nemours and Company	4,497,471
119,750	Freeport-McMoRan Copper & Gold, Inc.[a]	8,784,860
428,430	International Paper Company	9,558,273

Shares	Common Stock (88.0%)	Value
Materials (3.5%) - continued
20,300	Potash Corporation of Saskatchewan, Inc.	$1,883,434
71,360	PPG Industries, Inc.	4,026,845
116,952	Praxair, Inc.	9,290,667
50,450	RTI International Metals, Inc.[a]	1,044,819
274,160	Sealed Air Corporation	5,272,097

	Total Materials	60,848,342

Telecommunications Services (2.1%)
449,800	Alcatel-Lucent ADR[a]	1,659,762
292,300	American Tower Corporation[a]	10,762,486
412,960	AT&T, Inc.	10,600,683
1,262,500	Qwest Communications International, Inc.[b]	4,532,375
294,960	Verizon Communications, Inc.[b]	8,727,867

	Total Telecommunications Services	36,283,173

Utilities (0.5%)
102,840	FPL Group, Inc.	5,049,444
188,980	Xcel Energy, Inc.	3,560,383

	Total Utilities	8,609,827

	Total Common Stock (cost $1,352,186,289)	1,542,799,253

Shares	Collateral Held for Securities Loaned (2.9%)	Value
51,698,493	Thrivent Financial Securities Lending Trust	51,698,493

	Total Collateral Held for Securities Loaned (cost $51,698,493)	51,698,493

Shares or Principal Amount	Short-Term Investments (12.0%)[c]	Value
	BNP Paribas Finance, Inc.
30,180,000	0.110%, 11/2/2009	30,179,908
	Federal Home Loan Bank Discount Notes
9,250,000	0.110%, 11/9/2009[d]	9,249,774
11,430,000	0.090%, 11/13/2009	11,429,657
21,005,000	0.070%, 11/20/2009[d]	21,004,224
22,310,000	0.059%, 11/25/2009	22,309,126
60,000,000	0.050%, 11/27/2009	59,997,833
6,000,000	0.200%, 3/17/2010[d]	5,995,542
	Federal National Mortgage Association Discount Notes
34,335,000	0.100%, 11/12/2009	34,333,951
	Ranger Funding Company, LLC
6,945,000	0.100%, 11/2/2009	6,944,981
177,525	Thrivent Money Market Fund	177,525

The accompanying Notes to the Financial Statements are an integral part of this schedule.
134

Large Cap Stock Fund

Schedule of Investments as of October 31, 2009

Shares or Principal Amount	Short-Term Investments (12.0%)[c]	Value
	Yorktown Capital, LLC
7,880,000	0.100%, 11/2/2009	$7,879,978

	Total Short-Term Investments (at amortized cost)	209,502,499

	Total Investments (cost $1,613,387,281) 102.9%	$1,804,000,245

	Other Assets and Liabilities, Net (2.9%)	(50,454,395)

	Total Net Assets 100.0%	$1,753,545,850

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	At October 31, 2009, $16,995,248 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,

based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$212,220,031
Gross unrealized depreciation	(52,336,872)

Net unrealized appreciation (depreciation)	$159,883,159

Cost for federal income tax purposes	$1,644,117,086

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Large Cap Stock Fund's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	196,761,265	196,761,265	–	–
Consumer Staples	115,349,322	115,349,322	–	–
Energy	193,255,432	193,255,432	–	–
Financials	276,147,692	276,147,692	–	–
Health Care	207,736,281	207,736,281	–	–
Industrials	144,562,901	144,562,901	–	–
Information Technology	303,245,018	303,245,018	–	–
Materials	60,848,342	60,848,342	–	–
Telecommunications Services	36,283,173	36,283,173	–	–
Utilities	8,609,827	8,609,827	–	–
Collateral Held for Securities Loaned	51,698,493	51,698,493	–	–
Short-Term Investments	209,502,499	177,525	209,324,974	–

Total	$1,804,000,245	$1,594,675,271	$209,324,974	$–

Other Financial Instruments*	$133,415	$133,415	$–	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	707	December 2009	$182,449,335	$182,582,750	$133,415
Total Futures Contracts					$133,415

The accompanying Notes to Financial Statements are an integral part of this schedule.
135

Large Cap Stock Fund

Schedule of Investments as of October 31, 2009

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$133,415
Total Equity Contracts		133,415

Total Asset Derivatives		$133,415

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Large Cap Stock Fund's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Option Written	Net realized gains/(losses) on Written option contracts	(1,795,859)
Future	Net realized gains/(losses) on Futures contracts	30,236,923
Total Equity Contracts		28,441,064

Total		$28,441,064

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Large Cap Stock Fund's investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	112,210
Total Equity Contracts		112,210

Total		$112,210

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$84,243,836	5.2%	911

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$11,944,723	$167,406,555	$179,173,753	177,525	$177,525	$83,409
Thrivent Financial Securities Lending Trust	73,426,536	553,517,272	575,245,315	51,698,493	51,698,493	473,684
Total Value and Income Earned	85,371,259				51,876,018	557,093

The accompanying Notes to the Financial Statements are an integral part of this schedule.
136

Balanced Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (62.4%)	Value
Consumer Discretionary (7.2%)
28,900	Carnival Corporation	$841,568
28,900	Carter’s, Inc.[a]	682,040
66,700	Chico’s FAS, Inc.[a]	797,065
129,800	Comcast Corporation	1,882,100
25,000	Discovery Communications, Inc.[a]	687,500
17,400	Dollar Tree, Inc.[a]	785,262
45,500	Genuine Parts Company	1,592,045
62,800	Home Depot, Inc.	1,575,652
26,500	Jarden Corporation	725,835
178,600	Leapfrog Enterprises, Inc.[a]	589,380
49,400	Omnicom Group, Inc.	1,693,432
45,100	Time Warner Cable, Inc.	1,778,744
14,900	WMS Industries, Inc.[a]	595,702

	Total Consumer Discretionary	14,226,325

Consumer Staples (6.6%)
118,400	Altria Group, Inc.	2,144,224
58,800	Campbell Soup Company	1,866,900
37,600	Kimberly-Clark Corporation	2,299,616
13,012	Procter & Gamble Company	754,696
3,600	Reynolds American, Inc.[b]	174,528
86,800	Safeway, Inc.	1,938,244
22,900	TreeHouse Foods, Inc.[a]	856,460
54,300	Walgreen Company	2,054,169
21,100	Wal-Mart Stores, Inc.	1,048,248

	Total Consumer Staples	13,137,085

Energy (7.7%)
25,600	Alpha Natural Resources, Inc.[a]	869,632
37,300	ConocoPhillips	1,871,714
8,900	Exxon Mobil Corporation	637,863
53,500	Nabors Industries, Ltd.[a]	1,114,405
23,300	Occidental Petroleum Corporation	1,768,004
18,700	Peabody Energy Corporation	740,333
40,500	Petrohawk Energy Corporation[a]	952,560
39,700	Petroleo Brasileiro SA ADR	1,834,934
31,900	Schlumberger, Ltd.	1,984,180
40,700	Southwestern Energy Company[a]	1,773,706
41,000	XTO Energy, Inc.	1,703,960

	Total Energy	15,251,291

Financials (9.4%)
109,700	Bank of America Corporation	1,599,426
11,700	Boston Properties, Inc.	711,009
49,000	Capital One Financial Corporation	1,793,400
9,100	Goldman Sachs Group, Inc.	1,548,547
25,900	HCC Insurance Holdings, Inc.	683,501
25,600	Health Care Property Investors, Inc.	757,504
36,200	Invesco, Ltd.	765,630
49,900	J.P. Morgan Chase & Company	2,084,323
34,700	Prudential Financial, Inc.	1,569,481
5,000	Reinsurance Group of America, Inc.	230,500
42,700	Travelers Companies, Inc.	2,126,033
11,954	Vornado Realty Trust	711,980
28,200	W.R. Berkley Corporation	697,104
48,600	Washington Federal, Inc.	833,490
64,700	Wells Fargo & Company	1,780,544

Shares	Common Stock (62.4%)	Value
Financials (9.4%) - continued
45,900	Zions Bancorporation[b]	$649,944

	Total Financials	18,542,416

Health Care (8.4%)
31,000	Allergan, Inc.	1,743,750
3,900	Amgen, Inc.[a]	209,547
10,400	Beckman Coulter, Inc.	669,032
39,000	BioMarin Pharmaceutical, Inc.[a]	606,840
166,800	Boston Scientific Corporation[a]	1,354,416
12,200	Cephalon, Inc.[a]	665,876
13,600	Covance, Inc.[a]	702,848
43,500	Covidien, Ltd.	1,832,220
115,700	Endologix, Inc.[a]	550,732
14,000	Johnson & Johnson	826,700
61,400	Medtronic, Inc.	2,191,980
150,200	Pfizer, Inc.	2,557,906
79,100	UnitedHealth Group, Inc.	2,052,645
18,100	Varian Medical Systems, Inc.[a]	741,738

	Total Health Care	16,706,230

Industrials (7.2%)
11,400	Alliant Techsystems, Inc.[a]	886,692
107,100	Bowne & Company, Inc.[a]	699,363
36,000	Caterpillar, Inc.	1,982,160
42,300	Chicago Bridge and Iron Company	795,663
26,800	FedEx Corporation	1,948,092
29,600	Fluor Corporation	1,314,832
15,900	FTI Consulting, Inc.[a]	648,879
71,200	Manitowoc Company, Inc.	650,768
44,800	Navistar International Corporation[a]	1,484,672
21,800	Pall Corporation	691,932
18,600	Precision Castparts Corporation	1,774,068
27,600	Robert Half International, Inc.	640,320
24,000	Teledyne Technologies, Inc.[a]	819,840

	Total Industrials	14,337,281

Information Technology (11.2%)
120,800	ADC Telecommunications, Inc.[a]	783,992
58,700	Broadcom Corporation[a]	1,562,007
92,900	Cisco Systems, Inc.[a]	2,122,765
33,500	CommVault Systems, Inc.[a]	659,950
40,500	Electronic Arts, Inc.[a]	738,720
48,000	FormFactor, Inc.[a]	815,520
4,070	Google, Inc.[a]	2,182,009
7,600	Hewlett-Packard Company	360,696
112,100	Intel Corporation	2,142,231
1,700	International Business Machines Corporation	205,037
66,000	Juniper Networks, Inc.[a]	1,683,660
18,100	Microsoft Corporation	501,913
27,000	Synaptics, Inc.[a,b]	607,500
98,300	Tyco Electronics, Ltd.	2,088,875
33,700	VeriSign, Inc.[a]	768,697
29,100	Visa, Inc.	2,204,616
131,100	Vishay Intertechnology, Inc.[a]	816,753
50,200	VMware, Inc.[a]	1,929,186

	Total Information Technology	22,174,127

The accompanying Notes to Financial Statements are an integral part of this schedule.
137

Balanced Fund

Schedule of Investments as of October 31, 2009

Shares	Common Stock (62.4%)	Value
Materials (2.2%)
25,500	Freeport-McMoRan Copper & Gold, Inc.[a]	$1,870,680
62,300	Teck Resources, Ltd.[a]	1,801,716
11,800	Walter Energy, Inc.	690,300

	Total Materials	4,362,696

Telecommunications Services (0.1%)
3,600	Verizon Communications, Inc.	106,524

	Total Telecommunications Services	106,524

Utilities (2.4%)
49,500	Edison International, Inc.	1,575,090
7,800	Entergy Corporation	598,416
15,900	EQT Corporation	665,574
30,100	Exelon Corporation	1,413,496
13,200	National Fuel Gas Company	598,488
	Total Utilities	4,851,064

	Total Common Stock (cost $114,170,082)	123,695,039

Principal Amount	Long-Term Fixed Income (34.6%)	Value
Asset-Backed Securities (2.6%)
	Americredit Automobile Receivables Trust
403,235	0.324%, 11/6/2009[c,d]	399,911
	Bear Stearns Mortgage Funding Trust
295,352	0.384%, 11/25/2009[d]	55,456
	Countrywide Asset-Backed Certificates
473,210	5.549%, 4/25/2036[c]	361,840
	First Franklin Mortgage Loan Asset-Backed Certificates
122,298	0.354%, 11/25/2009[d]	121,093
	First Horizon ABS Trust
673,447	0.374%, 11/25/2009[c,d]	297,576
	GMAC Mortgage Corporation Loan Trust
788,599	0.424%, 11/25/2009[c,d]	220,147
730,969	0.424%, 11/25/2009[c,d]	312,793
	Green Tree Financial Corporation
370,811	6.330%, 11/1/2029	349,490
	Merna Reinsurance, Ltd.
700,000	2.033%, 12/31/2009[d,e]	687,750
	Popular ABS Mortgage Pass-Through Trust
40,785	4.000%, 12/25/2034	40,304
250,000	5.297%, 11/25/2035	139,054
	Renaissance Home Equity Loan Trust
1,385,841	5.608%, 5/25/2036	1,282,743
500,000	5.285%, 1/25/2037	423,030
	Residential Asset Securities Corporation
28,789	4.160%, 7/25/2030	28,297
	SLM Student Loan Trust
438	0.292%, 1/25/2010[d]	438

Principal Amount	Long-Term Fixed Income (34.6%)	Value
Asset-Backed Securities (2.6%) - continued
	Wachovia Asset Securitization, Inc.
$852,690	0.384%, 11/25/2009[c,d,f]	$390,506

	Total Asset-Backed Securities	5,110,428

Basic Materials (0.4%)
	ArcelorMittal
250,000	6.125%, 6/1/2018	246,925
	Noble Group, Ltd.
300,000	6.750%, 1/29/2020[e]	300,353
	Rio Tinto Finance USA, Ltd.
200,000	9.000%, 5/1/2019	248,836

	Total Basic Materials	796,114

Capital Goods (0.8%)
	Bemis Company, Inc.
100,000	5.650%, 8/1/2014	106,079
	Deere & Company
200,000	4.375%, 10/16/2019	201,361
	Honeywell International, Inc.
225,000	5.300%, 3/1/2018	241,732
	Hutchinson Whampoa Finance, Ltd.
250,000	5.750%, 9/11/2019[e]	252,941
	L-3 Communications Corporation
200,000	5.200%, 10/15/2019[e]	201,974
	Textron, Inc.
100,000	7.250%, 10/1/2019	101,843
	United Technologies Corporation
350,000	4.875%, 5/1/2015	381,701

	Total Capital Goods	1,487,631

Collateralized Mortgage Obligations (1.5%)
	Banc of America Mortgage Securities, Inc.
926,835	4.798%, 9/25/2035	780,532
	HomeBanc Mortgage Trust
586,031	5.993%, 4/25/2037	402,086
	J.P. Morgan Alternative Loan Trust
606,078	5.800%, 3/25/2036	410,569
	J.P. Morgan Mortgage Trust
321,930	5.754%, 6/25/2036	277,655
	Merrill Lynch Mortgage Investors, Inc.
819,237	4.872%, 6/25/2035	751,343
	Thornburg Mortgage Securities Trust
494,439	0.354%, 11/25/2009[d]	478,081

	Total Collateralized Mortgage Obligations	3,100,266

Commercial Mortgage-Backed Securities (5.4%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	0.395%, 11/15/2009[d,f]	1,242,714
974,798	4.487%, 2/11/2041	990,226
500,000	5.835%, 9/11/2042	349,750

The accompanying Notes to Financial Statements are an integral part of this schedule.
138

Balanced Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (34.6%)	Value
Commercial Mortgage-Backed Securities (5.4%) - continued
	Commercial Mortgage Pass-Through Certificates
$27,181	0.345%, 11/15/2009[d,e]	$26,979
1,000,000	0.375%, 11/15/2009[d,f]	780,315
750,000	0.425%, 11/15/2009[d,f]	594,826
	Credit Suisse Mortgage Capital Certificates
1,500,000	0.415%, 11/15/2009[d,e]	1,146,705
	Crown Castle Towers, LLC
500,000	5.245%, 11/15/2036[e]	506,250
	Greenwich Capital Commercial Funding Corporation
1,250,000	5.867%, 12/10/2049	971,314
	GS Mortgage Securities Corporation II
1,000,000	0.374%, 11/6/2009[d,e]	925,769
	Merrill Lynch Mortgage Trust
1,000,000	5.441%, 1/12/2044	896,155
	TIAA Seasoned Commercial Mortgage Trust
1,000,000	5.788%, 8/15/2039	1,039,431
	Wachovia Bank Commercial Mortgage Trust
875,000	5.765%, 7/15/2045	843,420
	WAMU Commercial Mortgage Securities Trust
187,155	3.830%, 1/25/2035[e]	186,831

	Total Commercial Mortgage-Backed Securities	10,500,685

Communications Services (0.8%)
	AT&T, Inc.
125,000	6.500%, 9/1/2037	133,286
	Citizens Communications Company
120,000	6.250%, 1/15/2013	118,500
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
100,000	7.625%, 5/15/2016	108,500
	France Telecom SA
100,000	4.375%, 7/8/2014	105,558
	New Cingular Wireless Services, Inc.
140,000	8.750%, 3/1/2031	184,604
	News America, Inc.
75,000	5.650%, 8/15/2020[e]	77,691
125,000	6.400%, 12/15/2035	124,989
	Rogers Communications, Inc.
280,000	6.750%, 3/15/2015	314,826
40,000	8.750%, 5/1/2032	51,377
	Thomson Reuters Corporation
200,000	4.700%, 10/15/2019	200,911
	Verizon Communications, Inc.
200,000	5.550%, 2/15/2016	216,569

	Total Communications Services	1,636,811

Consumer Cyclical (0.6%)
	CVS Caremark Corporation
250,000	6.125%, 9/15/2039	252,550

Principal Amount	Long-Term Fixed Income (34.6%)	Value
Consumer Cyclical (0.6%) - continued
	Nissan Motor Acceptance Corporation
$250,000	4.625%, 3/8/2010[e]	$249,709
315,000	5.625%, 3/14/2011[e]	323,055
	Viacom, Inc.
150,000	4.375%, 9/15/2014	153,865
	Wal-Mart Stores, Inc.
230,000	5.875%, 4/5/2027	245,180

	Total Consumer Cyclical	1,224,359

Consumer Non-Cyclical (0.6%)
	Anheuser-Busch InBev Worldwide, Inc.
300,000	5.375%, 11/15/2014[e]	318,974
	CareFusion Corporation
150,000	6.375%, 8/1/2019[e]	161,773
	HCA, Inc.
150,000	9.250%, 11/15/2016	156,750
	Johnson & Johnson
250,000	5.950%, 8/15/2037	280,154
	Kroger Company
200,000	6.400%, 8/15/2017	221,363
	St. Jude Medical, Inc.
100,000	4.875%, 7/15/2019	103,154

	Total Consumer Non-Cyclical	1,242,168

Energy (0.4%)
	CenterPoint Energy Resources Corporation
300,000	6.125%, 11/1/2017	313,135
	Plains All American Pipeline, LP
100,000	4.250%, 9/1/2012	102,754
	Transocean, Inc.
220,000	6.000%, 3/15/2018	238,437
	XTO Energy, Inc.
200,000	5.500%, 6/15/2018	208,481

	Total Energy	862,807

Financials (4.9%)
	Ace INA Holdings, Inc.
225,000	5.800%, 3/15/2018	243,681
	American Express Company
200,000	7.000%, 3/19/2018	221,043
	American Express Credit Corporation
200,000	7.300%, 8/20/2013	224,615
	Bank of America Corporation
150,000	6.500%, 8/1/2016	160,481
	Barclays Bank plc
250,000	5.000%, 9/22/2016	255,493
	Bear Stearns Companies, Inc.
200,000	6.400%, 10/2/2017	218,602
	Blackstone Holdings Finance Company, LLC
150,000	6.625%, 8/15/2019[e]	151,216
	Capital One Bank USA NA
100,000	8.800%, 7/15/2019	118,442
	Capital One Capital V
150,000	10.250%, 8/15/2039	171,185
	Citigroup, Inc.
250,000	5.000%, 9/15/2014	246,500

The accompanying Notes to Financial Statements are an integral part of this schedule.
139

Balanced Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (34.6%)	Value
Financials (4.9%) - continued
	Commonwealth Bank of Australia
$200,000	3.750%, 10/15/2014[e]	$201,987
	Corestates Capital Trust I
375,000	8.000%, 12/15/2026[e]	370,280
	FMR, LLC
300,000	5.350%, 11/15/2021[e]	299,109
	General Electric Capital Corporation
120,000	5.625%, 9/15/2017	123,977
100,000	6.000%, 8/7/2019	105,109
	Goldman Sachs Group, Inc.
150,000	6.750%, 10/1/2037	157,989
	Goldman Sachs Group, Inc., Convertible
500,000	1.000%, 1/31/2015[g]	428,371
400,000	1.000%, 5/7/2015[g]	337,671
	HSBC Holdings plc
165,000	6.500%, 5/2/2036	180,890
	International Lease Finance Corporation
390,000	5.750%, 6/15/2011	350,320
	J.P. Morgan Chase & Company
150,000	3.700%, 1/20/2015	150,696
	Liberty Property, LP
200,000	5.500%, 12/15/2016	185,766
	Lincoln National Corporation
150,000	8.750%, 7/1/2019	174,646
	Macquarie Group, Ltd.
150,000	7.300%, 8/1/2014[e]	162,815
	Merrill Lynch & Company, Inc.
325,000	5.450%, 2/5/2013	339,856
	Morgan Stanley
200,000	5.625%, 9/23/2019	201,256
	MUFG Capital Finance 1, Ltd.
215,000	6.346%, 7/25/2016	198,628
	Nationwide Health Properties, Inc.
375,000	6.250%, 2/1/2013	384,567
	ProLogis
200,000	5.500%, 4/1/2012	202,686
200,000	7.375%, 10/30/2019	200,628
	Prudential Financial, Inc.
225,000	6.100%, 6/15/2017	231,022
100,000	5.700%, 12/14/2036	89,974
	Reinsurance Group of America, Inc.
300,000	5.625%, 3/15/2017	294,991
	Royal Bank of Scotland Group plc
200,000	6.400%, 10/21/2019	203,946
	Royal Bank of Scotland plc
150,000	4.875%, 8/25/2014[e]	152,665
	Swiss RE Capital I, LP
275,000	6.854%, 5/25/2016[e]	211,750
	Travelers Companies, Inc.
105,000	6.250%, 6/15/2037	115,811
	UnitedHealth Group, Inc.
150,000	6.500%, 6/15/2037	152,310
	Wachovia Bank NA
285,000	4.875%, 2/1/2015	292,307
	Wachovia Capital Trust III
495,000	5.800%, 3/15/2011	354,172

Principal Amount	Long-Term Fixed Income (34.6%)	Value
Financials (4.9%) - continued
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
$225,000	6.750%, 9/2/2019[e]	$229,142
	Wells Fargo & Company
150,000	4.950%, 10/16/2013	153,988
	Westpac Banking Corporation
150,000	4.200%, 2/27/2015	152,935
	Willis North America, Inc.
220,000	6.200%, 3/28/2017	215,223
	XL Capital, Ltd.
50,000	5.250%, 9/15/2014	49,263

	Total Financials	9,668,004

Foreign (0.7%)
	Abu Dhabi National Energy Company
150,000	6.250%, 9/16/2019[e]	151,172
	Brazil Government International Bond
100,000	5.625%, 1/7/2041	94,000
	Corporacion Andina de Fomento
500,000	5.750%, 1/12/2017	512,002
	Petrobras International Finance Company
250,000	5.750%, 1/20/2020	249,250
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
300,000	5.298%, 9/30/2020[e]	304,413
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
125,000	5.832%, 9/30/2016[e]	132,502

	Total Foreign	1,443,339

Mortgage-Backed Securities (8.6%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
10,900,000	5.500%, 11/1/2039[h]	11,472,250
4,250,000	6.000%, 11/1/2039[h]	4,514,299
1,000,000	6.500%, 11/1/2039[h]	1,073,438

	Total Mortgage-Backed Securities	17,059,987

Technology (0.2%)
	Oracle Corporation
250,000	5.750%, 4/15/2018	274,700

	Total Technology	274,700

Transportation (0.5%)
	American Airlines Pass Through Trust
100,000	10.375%, 7/2/2019	111,000
	Continental Airlines, Inc.
200,000	7.250%, 11/10/2019[h]	202,750
	FedEx Corporation
327,117	6.720%, 1/15/2022	357,900
	Southwest Airlines Company Pass Through Trust
186,974	6.150%, 8/1/2022	187,909

The accompanying Notes to Financial Statements are an integral part of this schedule.
140

Balanced Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (34.6%)	Value
Transportation (0.5%) - continued
	United Air Lines, Inc.
$200,000	10.400%, 11/1/2016	$204,000

	Total Transportation	1,063,559

U.S. Government and Agencies (5.4%)
	Federal National Mortgage Association
1,000,000	4.625%, 5/1/2013	1,055,600
	U.S. Treasury Bonds
210,000	4.750%, 2/15/2037	227,719
175,000	5.000%, 5/15/2037	197,066
150,000	4.250%, 5/15/2039[b]	150,352
	U.S. Treasury Notes
1,250,000	1.375%, 10/15/2012[b]	1,248,730
2,000,000	2.250%, 5/31/2014	2,008,594
500,000	2.375%, 9/30/2014	501,990
500,000	2.750%, 2/15/2019	475,156
750,000	3.125%, 5/15/2019	733,945
	U.S. Treasury Notes, TIPS
1,545,669	2.000%, 7/15/2014	1,630,319
2,297,619	2.500%, 7/15/2016	2,496,687

	Total U.S. Government and Agencies	10,726,158

U.S. Municipals (0.1%)
	North Texas Tollway Authority Revenue Bonds (Build America)
150,000	6.718%, 1/1/2049	163,424

	Total U.S. Municipals	163,424

Utilities (1.1%)
	Allegheny Energy Supply Company, LLC
200,000	5.750%, 10/15/2019[e]	197,139
	Cleveland Electric Illuminating Company
245,000	5.700%, 4/1/2017	255,620
	FirstEnergy Solutions Corporation
150,000	4.800%, 2/15/2015[e]	153,721
	ITC Holdings Corporation
225,000	6.050%, 1/31/2018[e]	227,270
	MidAmerican Energy Holdings Company
225,000	6.500%, 9/15/2037	250,437
	Pennsylvania Electric Company
200,000	5.200%, 4/1/2020	200,916
	Power Receivables Finance, LLC
264,145	6.290%, 1/1/2012[f]	269,375
	Union Electric Company
350,000	6.400%, 6/15/2017	383,193
	Virginia Electric & Power Company
145,000	6.000%, 1/15/2036	158,488

	Total Utilities	2,096,159

	Total Long-Term Fixed Income (cost $71,918,566)	68,456,599

Shares	Mutual Funds (0.8%)	Value
Fixed Income Mutual Funds (0.8%)
366,132	Thrivent High Yield Fund	$1,636,610

	Total Fixed Income Mutual Funds	1,636,610

	Total Mutual Funds (cost $1,400,000)	1,636,610

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
12,000	Federal National Mortgage Association, 8.250%[a]	13,800

	Total Financials	13,800

	Total Preferred Stock (cost $177,431)	13,800

Shares	Collateral Held for Securities Loaned (1.2%)	Value
2,435,412	Thrivent Financial Securities Lending Trust	2,435,412

	Total Collateral Held for Securities Loaned (cost $2,435,412)	2,435,412

Shares or Principal Amount	Short-Term Investments (10.8%)[i]	Value
	Federal Home Loan Bank Discount Notes
5,165,000	0.080%, 11/12/2009	5,164,874
4,455,000	0.065%, 11/13/2009	4,454,903
2,150,000	0.200%, 3/17/2010[j,k]	2,148,403
	Federal National Mortgage Association Discount Notes
7,915,000	0.100%, 11/12/2009	7,914,758
1,841,222	Thrivent Money Market Fund	1,841,222

	Total Short-Term Investments (at amortized cost)	21,524,160

	Total Investments (cost $211,625,651) 109.8%	$217,761,620

	Other Assets and Liabilities, Net (9.8%)	(19,503,840)

	Total Net Assets 100.0%	$198,257,780

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security is insured or guaranteed.
d	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2009, the value of these investments was $8,311,935 or 4.2% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.
141

Balanced Fund

Schedule of Investments as of October 31, 2009

f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Fund owned as of October 31, 2009.

Security	Acquisition Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$1,500,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	750,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	1,000,000
Power Receivables Finance, LLC	9/30/2003	265,511
Wachovia Asset Securitization, Inc.	3/16/2007	852,689

g	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
j	At October 31, 2009, $1,798,663 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
k	At October 31, 2009, $99,926 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,893,633
Gross unrealized depreciation	(8,691,347)

Net unrealized appreciation (depreciation)	$5,202,286

Cost for federal income tax purposes	$212,559,334

The accompanying Notes to Financial Statements are an integral part of this schedule.
142

Balanced Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Balanced Fund's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	14,226,325	14,226,325	–	–
Consumer Staples	13,137,085	13,137,085	–	–
Energy	15,251,291	15,251,291	–	–
Financials	18,542,416	18,542,416	–	–
Health Care	16,706,230	16,706,230	–	–
Industrials	14,337,281	14,337,281	–	–
Information Technology	22,174,127	22,174,127	–	–
Materials	4,362,696	4,362,696	–	–
Telecommunications Services	106,524	106,524	–	–
Utilities	4,851,064	4,851,064	–	–

Long-Term Fixed Income
Asset-Backed Securities	5,110,428	–	4,719,922	390,506
Basic Materials	796,114	–	796,114	–
Capital Goods	1,487,631	–	1,487,631	–
Collateralized Mortgage Obligations	3,100,266	–	3,100,266	–
Commercial Mortgage-Backed Securities	10,500,685	–	9,994,435	506,250
Communications Services	1,636,811	–	1,636,811	–
Consumer Cyclical	1,224,359	–	1,224,359	–
Consumer Non-Cyclical	1,242,168	–	1,242,168	–
Energy	862,807	–	862,807	–
Financials	9,668,004	–	9,668,004	–
Foreign	1,443,339	–	1,443,339	–
Mortgage-Backed Securities	17,059,987	–	17,059,987	–
Technology	274,700	–	274,700	–
Transportation	1,063,559	–	859,559	204,000
U.S. Government and Agencies	10,726,158	–	10,726,158	–
U.S. Municipals	163,424	–	163,424	–
Utilities	2,096,159	–	2,096,159	–

Mutual Funds
Fixed Income Mutual Funds	1,636,610	1,636,610	–	–

Preferred Stock
Financials	13,800	13,800	–	–
Collateral Held for Securities Loaned	2,435,412	2,435,412	–	–
Short-Term Investments	21,524,160	1,841,222	19,682,938	–

Total	$217,761,620	$129,622,083	$87,038,781	$1,100,756

Other Financial Instruments*	$17,995	($14,698)	$32,693	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Balanced Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers In and/or (Out of) Level 3	Value October 31, 2009
Long-Term Fixed Income
Asset-Backed Securities	—	—	—	(140,156)	—	530,662	390,506
Commercial Mortgage- Backed Securities	—	—	—	26,135	—	480,115	506,250
Financials	698,132	—	—	67,910	—	(766,042)	—
Transportation	—	—	—	4,000	200,000	—	204,000
Preferred Stock
Financials	189,902	—	(52,051)	31,492	(169,343)	—	—

Total	$888,034	$—	($52,051)	($10,619)	$30,657	$244,735	$1,100,756

The accompanying Notes to Financial Statements are an integral part of this schedule.
143

Balanced Fund

Schedule of Investments as of October 31, 2009

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	15	December 2009	$1,715,788	$1,746,797	$31,009
10-Yr. U.S. Treasury Bond Futures	(25)	December 2009	(2,903,049)	(2,965,235)	(62,186)
20-Yr. U.S. Treasury Bond Futures	5	December 2009	608,453	600,782	(7,671)
S&P 500 Index Futures	20	December 2009	5,140,850	5,165,000	24,150
Total Futures Contracts					($14,698)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	$130,500	$36,719	($7,225)	$29,494
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Sell	6/20/2014	752,000	40,710	(45,130)	(4,420)
CDX IG, Series 12, 5 Year, at 1.00%; Bank of America	Sell	6/20/2014	375,000	10,445	(2,826)	7,619
Total Credit Default Swaps					($55,181)	$32,693

1	As the buyer of protection, Balanced Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Balanced Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Balanced Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$31,009
Total Interest Rate Contracts		31,009

Equity Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	24,150
Total Equity Contracts		24,150

Credit Contracts
Credit Default Swap	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	37,113
Total Credit Contracts		37,113

Total Asset Derivatives		$92,272

Liability Derivatives

Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	69,857
Total Interest Rate Contracts		69,857

Credit Contracts
Credit Default Swap	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	4,420
Total Credit Contracts		4,420

Total Liability Derivatives		$74,277

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.
144

Balanced Fund

Schedule of Investments as of October 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Future	Net realized gains/(losses) on Futures contracts	3,061,803

Total Equity Contracts		3,061,803

Interest Rate Contracts
Option Written	Net realized gains/(losses) on Written option contracts	(351,759)
Option Purchased	Net realized gains/(losses) on Investments	235,553
Future	Net realized gains/(losses) on Futures contracts	(1,227,385)

Total Interest Rate Contracts		(1,343,591)

Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(211,963)

Total Credit Contracts		(211,963)

Total		$1,506,249

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(4,479)
Option Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(23,438)
Total Interest Rate Contracts		(27,917)
Equity Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	24,150
Total Equity Contracts		24,150
Credit Contracts
Credit Default Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	205,132
Total Credit Contracts		205,132

Total		$201,365

The following table presents Balanced Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$6,319,243	3.5%	N/A	N/A	N/A
Interest Rate Contracts	9,544,179	5.3%	N/A	N/A	85
Credit Contracts	N/A	N/A	$1,983,581	1.1%	N/A

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
High Yield	$–	$1,400,000	$–	366,132	$1,636,610	$67,683
Money Market	11,999,191	43,684,759	53,842,728	1,841,222	1,841,222	47,762
Thrivent Financial Securities Lending Trust	11,379,048	69,252,604	78,196,240	2,435,412	2,435,412	95,763
Total Value and Income Earned	23,378,239				5,913,244	211,208

The accompanying Notes to Financial Statements are an integral part of this schedule.
145

High Yield Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Bank Loans (3.4%)[a]	Value
Basic Materials (0.5%)
	Lyondell Chemical Company, Debtor in Possession Facility Term Loan
$879,312	9.168%, 2/3/2010[b,c]	$910,000
	Lyondell Chemical Company, Dutch Revolving Credit Loan
40,895	3.744%, 12/20/2013	23,163
	Lyondell Chemical Company, Dutch Tranche A Term Loan
93,782	3.744%, 12/20/2013	53,117
	Lyondell Chemical Company, German Tranche B-1 Euro Term Loan
117,405	3.994%, 12/22/2014	66,497
	Lyondell Chemical Company, German Tranche B-2 Euro Term Loan
117,405	3.994%, 12/22/2014	66,497
	Lyondell Chemical Company, German Tranche B-3 Euro Term Loan
117,405	3.994%, 12/22/2014	66,497
	Lyondell Chemical Company, Primary U.S. Revolving Credit Loan
153,356	3.744%, 12/20/2013	86,859
	Lyondell Chemical Company, Roll-Up Term Loan Facility
878,012	5.798%, 2/3/2010	827,896
	Lyondell Chemical Company, U.S. Tranche A Term Loan
292,186	3.744%, 12/20/2013	165,491
	Lyondell Chemical Company, U.S. Tranche B-1 Term Loan
509,455	7.000%, 12/22/2014	288,550
	Lyondell Chemical Company, U.S. Tranche B-2 Term Loan
509,455	7.000%, 12/22/2014	288,550
	Lyondell Chemical Company, U.S. Tranche B-3 Term Loan
509,455	7.000%, 12/22/2014	288,550

	Total Basic Materials	3,131,667

Communications Services (0.3%)
	Charter Communications Operating, LLC, Term Loan
2,084,091	6.250%, 3/6/2014	1,894,564

	Total Communications Services	1,894,564

Consumer Cyclical (1.4%)
	Ford Motor Company, Term Loan
8,785,655	3.288%, 12/15/2013	7,806,230
	Rite Aid Corporation, Term Loan
1,140,000	9.500%, 6/5/2015	1,167,930

	Total Consumer Cyclical	8,974,160

Principal Amount	Bank Loans (3.4%)[a]	Value
Financials (0.4%)
	Nuveen Investments, Inc., Term Loan
$2,530,000	12.500%, 7/31/2015	$2,576,375

	Total Financials	2,576,375

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
1,400,000	8.750%, 9/27/2013	1,398,838

	Total Transportation	1,398,838

Utilities (0.6%)
	Energy Future Holdings, Term Loan
4,851,000	3.745%, 10/10/2014	3,749,920

	Total Utilities	3,749,920

	Total Bank Loans (cost $22,052,339)	21,725,524

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Asset-Backed Securities (0.6%)
	Countrywide Asset-Backed Certificates
1,031,015	0.354%, 11/25/2009[d,e]	795,483
	Renaissance Home Equity Loan Trust
2,343,574	5.746%, 5/25/2036	1,811,545
1,600,000	6.011%, 5/25/2036	955,586

	Total Asset-Backed Securities	3,562,614

Basic Materials (8.4%)
	Arch Western Finance, LLC
3,085,000	6.750%, 7/1/2013	2,977,025
	Cellu Tissue Holdings, Inc.
1,450,000	11.500%, 6/1/2014	1,587,750
	Domtar Corporation
3,140,000	7.125%, 8/15/2015	3,108,600
1,370,000	10.750%, 6/1/2017	1,572,075
	Drummond Company, Inc.
700,000	9.000%, 10/15/2014[f]	707,000
3,765,000	7.375%, 2/15/2016[f]	3,444,975
	FMG Finance, Pty., Ltd.
4,715,000	10.625%, 9/1/2016[f]	5,174,713
	General Cable Corporation, Convertible
2,020,000	1.000%, 10/15/2012	1,893,750
	Graphic Packaging International, Inc.
4,040,000	9.500%, 8/15/2013	4,146,050
700,000	9.500%, 6/15/2017[f]	735,000
	Griffin Coal Mining Company, Pty., Ltd.
1,335,000	9.500%, 12/1/2016[f]	1,081,350
	Huntsman International, LLC
1,170,000	5.500%, 6/30/2016[f]	1,012,050
	Jefferson Smurfit Corporation
1,300,000	8.250%, 10/1/2012[g,h]	1,001,000
	NewPage Corporation
1,820,000	10.000%, 5/1/2012	1,192,100

The accompanying Notes to Financial Statements are an integral part of this schedule.
146

High Yield Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Basic Materials (8.4%) - continued
$1,900,000	11.375%, 12/31/2014[f]	$1,895,250
	NOVA Chemicals Corporation
700,000	8.625%, 11/1/2019[f]	708,750
	Peabody Energy Corporation
1,940,000	6.875%, 3/15/2013	1,959,400
	Rock-Tenn Company
1,400,000	9.250%, 3/15/2016[f]	1,498,000
650,000	9.250%, 3/15/2016	695,500
	Ryerson, Inc.
1,700,000	12.000%, 11/1/2015	1,666,000
	Smurfit-Stone Container Enterprises, Inc.
1,840,000	8.000%, 3/15/2017[g,h]	1,416,800
	Solutia, Inc.
500,000	8.750%, 11/1/2017	517,500
	Southern Copper Corporation
1,460,000	7.500%, 7/27/2035	1,507,946
	Steel Dynamics, Inc.
4,080,000	8.250%, 4/15/2016[f]	4,100,400
	Teck Resources, Ltd.
2,440,000	10.250%, 5/15/2016	2,812,100
2,310,000	10.750%, 5/15/2019	2,691,150
	Terra Capital, Inc.
2,340,000	7.750%, 11/1/2019[f]	2,351,700

	Total Basic Materials	53,453,934

Capital Goods (7.5%)
	Berry Plastics Escrow Corporation
2,240,000	8.875%, 9/15/2014[c,f]	2,055,200
	Berry Plastics Holding Corporation
1,200,000	8.875%, 9/15/2014	1,113,000
	Case New Holland, Inc.
2,230,000	7.125%, 3/1/2014	2,207,700
	DRS Technologies, Inc.
2,600,000	6.625%, 2/1/2016	2,545,621
	Graham Packaging Company, Inc.
3,030,000	9.875%, 10/15/2014	3,090,600
	L-3 Communications Corporation
4,000,000	6.125%, 1/15/2014	3,960,000
	Legrand SA
850,000	8.500%, 2/15/2025	899,606
	Leucadia National Corporation
5,070,000	7.125%, 3/15/2017	4,791,150
	Norcraft Companies, LP/Norcraft Finance Corporation
1,760,000	9.000%, 11/1/2011	1,746,800
	Owens-Illinois, Inc.
3,030,000	7.800%, 5/15/2018	3,060,300
	Plastipak Holdings, Inc.
2,595,000	8.500%, 12/15/2015[f]	2,595,000
500,000	10.625%, 8/15/2019[f]	547,500
	RBS Global, Inc./Rexnord Corporation
2,385,000	9.500%, 8/1/2014	2,361,150
1,130,000	11.750%, 8/1/2016	1,096,100
	Reynolds Group DL Escrow, Inc.
1,050,000	7.750%, 10/15/2016[c,f]	1,044,750
	RSC Equipment Rental, Inc.
2,380,000	9.500%, 12/1/2014	2,350,250

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Capital Goods (7.5%) - continued
	Spirit Aerosystems, Inc.
$1,170,000	7.500%, 10/1/2017[f]	$1,161,225
	SPX Corporation
2,980,000	7.625%, 12/15/2014	3,069,400
	TransDigm, Inc.
5,365,000	7.750%, 7/15/2014	5,391,825
	United Rentals North America, Inc.
2,210,000	10.875%, 6/15/2016[f]	2,397,850
	USG Corporation
460,000	9.750%, 8/1/2014[f]	483,000

	Total Capital Goods	47,968,027

Commercial Mortgage-Backed Securities (0.4%)
	Greenwich Capital Commercial Funding Corporation
3,000,000	5.867%, 12/10/2049	2,331,153

	Total Commercial Mortgage- Backed Securities	2,331,153

Communications Services (18.1%)
	Centennial Communications Corporation
3,260,000	8.125%, 2/1/2014	3,370,025
	Cequel Communications Holdings I, LLC
6,680,000	8.625%, 11/15/2017[f]	6,588,150
	Charter Communications Operating, LLC
2,620,000	10.375%, 4/30/2014[f,h]	2,665,850
	Cricket Communications, Inc.
4,130,000	9.375%, 11/1/2014[g]	4,006,100
	Crown Castle International Corporation
3,140,000	9.000%, 1/15/2015	3,312,700
	CSC Holdings, Inc.
2,630,000	8.500%, 4/15/2014[f]	2,777,938
3,050,000	8.500%, 6/15/2015[f]	3,221,563
850,000	8.625%, 2/15/2019[f]	907,375
	Dex Media West, LLC/Dex Media West Finance Company
1,120,000	9.875%, 8/15/2013[h]	224,000
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
3,520,000	7.625%, 5/15/2016	3,819,200
	DISH DBS Corporation
3,720,000	7.125%, 2/1/2016	3,720,000
	Frontier Communications Corporation
2,700,000	8.125%, 10/1/2018	2,710,125
	GCI, Inc.
4,020,000	8.625%, 11/15/2019[f]	4,020,000
	Intelsat Intermediate Holding Company, Ltd.
5,108,000	Zero Coupon, 2/1/2010[i]	5,076,075
	Intelsat Jackson Holdings, Ltd.
2,120,000	8.500%, 11/1/2019[f]	2,127,950
	Intelsat Subsidiary Holding Company, Ltd.
6,760,000	8.875%, 1/15/2015	6,819,150
200,000	8.875%, 1/15/2015[f]	200,750

The accompanying Notes to Financial Statements are an integral part of this schedule.
147

High Yield Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Communications Services (18.1%) - continued
	Level 3 Financing, Inc.
$4,630,000	9.250%, 11/1/2014[g]	$4,120,700
	MDC Partners, Inc.
500,000	11.000%, 11/1/2016[f]	500,625
	MetroPCS Wireless, Inc.
3,950,000	9.250%, 11/1/2014	3,979,625
850,000	9.250%, 11/1/2014	856,375
	Nextel Communications, Inc.
2,370,000	6.875%, 10/31/2013	2,192,250
	Nielsen Finance, LLC/Nielsen Finance Company
2,300,000	10.000%, 8/1/2014	2,369,000
1,500,000	11.500%, 5/1/2016	1,593,750
	PAETEC Holding Corporation
2,610,000	8.875%, 6/30/2017[f]	2,583,900
	Quebecor Media, Inc.
2,900,000	7.750%, 3/15/2016	2,863,750
	Qwest Communications International, Inc.
1,080,000	7.500%, 2/15/2014[g]	1,058,400
	Qwest Corporation
1,430,000	7.625%, 6/15/2015	1,444,300
400,000	8.375%, 5/1/2016[f]	413,000
	R.H. Donnelley Corporation
3,395,000	6.875%, 1/15/2013[h]	195,212
	Sinclair Television Group, Inc.
750,000	9.250%, 11/1/2017[f]	738,750
	Sprint Capital Corporation
2,670,000	8.375%, 3/15/2012	2,703,375
	Sprint Nextel Corporation
3,090,000	8.375%, 8/15/2017	2,981,850
	Time Warner Telecom Holdings, Inc.
4,880,000	9.250%, 2/15/2014	5,026,400
	UPC Holding BV
3,300,000	9.875%, 4/15/2018[f]	3,489,750
	Videotron Ltee
4,650,000	6.875%, 1/15/2014	4,650,000
1,070,000	9.125%, 4/15/2018[f]	1,158,275
640,000	9.125%, 4/15/2018	692,800
	Virgin Media Finance plc
2,160,000	8.750%, 4/15/2014	2,203,200
4,510,000	9.125%, 8/15/2016	4,645,300
	Wind Acquisition Finance SA
3,520,000	11.750%, 7/15/2017[f]	3,977,600
	Windstream Corporation
1,080,000	8.625%, 8/1/2016	1,109,700
1,600,000	7.000%, 3/15/2019	1,518,000

	Total Communications Services	114,632,838

Consumer Cyclical (22.9%)
	AMC Entertainment, Inc.
4,450,000	8.750%, 6/1/2019	4,561,250
	American Axle & Manufacturing, Inc.
1,800,000	5.250%, 2/11/2014	1,287,000
	Ameristar Casinos, Inc.
3,360,000	9.250%, 6/1/2014[f]	3,494,400
	Beazer Homes USA, Inc.
1,105,000	8.625%, 5/15/2011	1,033,175

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Consumer Cyclical (22.9%) - continued
	Blockbuster, Inc.
$2,960,000	11.750%, 10/1/2014[f]	$2,804,600
	Bon-Ton Stores, Inc.
1,730,000	10.250%, 3/15/2014	1,427,250
	Burlington Coat Factory Warehouse Corporation
3,500,000	11.125%, 4/15/2014	3,613,750
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
4,710,000	10.125%, 3/1/2012	4,215,450
	D.R. Horton, Inc.
1,000,000	6.500%, 4/15/2016	955,000
	Dollarama Group, LP
1,489,000	7.468%, 12/15/2009[e]	1,652,790
3,150,000	8.875%, 8/15/2012	3,289,797
	Firekeepers Development Authority
4,900,000	13.875%, 5/1/2015[f]	5,292,000
	Ford Motor Credit Company, LLC
3,170,000	7.375%, 2/1/2011	3,182,547
9,120,000	8.000%, 6/1/2014	8,867,321
	Gaylord Entertainment Company
5,640,000	6.750%, 11/15/2014	5,188,800
	Gaylord Entertainment Company, Convertible
930,000	3.750%, 10/1/2014[f]	807,937
	Goodyear Tire & Rubber Company
980,000	10.500%, 5/15/2016	1,060,850
	Group 1 Automotive, Inc.
3,810,000	8.250%, 8/15/2013	3,762,375
	Hanesbrands, Inc.
2,090,000	4.593%, 12/15/2009[e]	1,881,000
	Harrah’s Operating Company, Inc.
3,110,000	11.250%, 6/1/2017[f]	3,172,200
	KB Home
3,040,000	6.250%, 6/15/2015	2,857,600
	Lear Corporation
2,020,000	8.500%, 12/1/2013[g,h]	1,383,700
	Limited Brands, Inc.
2,000,000	6.900%, 7/15/2017	1,905,000
	Macy’s Retail Holdings, Inc.
3,050,000	8.875%, 7/15/2015	3,225,375
	MGM MIRAGE
2,200,000	7.500%, 6/1/2016	1,683,000
1,830,000	11.125%, 11/15/2017[f]	2,013,000
1,350,000	11.375%, 3/1/2018[f]	1,215,000
	Mohegan Tribal Gaming Authority
5,360,000	11.500%, 11/1/2017[f]	5,239,400
	Neiman Marcus Group, Inc.
2,800,000	10.375%, 10/15/2015[g]	2,464,000
	Norcraft Holdings, LP/Norcraft Capital Corporation
1,250,000	9.750%, 9/1/2012	1,178,125
	Peninsula Gaming, LLC
2,200,000	8.375%, 8/15/2015[f]	2,183,500
2,450,000	10.750%, 8/15/2017[f]	2,431,625
	Perry Ellis International, Inc.
2,200,000	8.875%, 9/15/2013	2,128,500

The accompanying Notes to the Financial Statements are an integral part of this schedule.
148

High Yield Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Consumer Cyclical (22.9%) - continued
	Pokagon Gaming Authority
$3,111,000	10.375%, 6/15/2014[f]	$3,219,885
	Rite Aid Corporation
1,370,000	9.750%, 6/12/2016	1,479,600
2,500,000	7.500%, 3/1/2017	2,237,500
2,200,000	9.500%, 6/15/2017	1,793,000
	Ryland Group, Inc.
2,000,000	8.400%, 5/15/2017[g]	2,130,000
	Seminole Hard Rock Entertainment
2,415,000	2.799%, 12/15/2009[e,f]	1,944,075
	Service Corporation International
1,600,000	6.750%, 4/1/2015	1,556,000
	Shingle Springs Tribal Gaming Authority
5,795,000	9.375%, 6/15/2015[f]	4,114,450
	Speedway Motorsports, Inc.
3,300,000	6.750%, 6/1/2013	3,250,500
910,000	8.750%, 6/1/2016[f]	950,950
	Starwood Hotels & Resorts Worldwide, Inc.
2,600,000	7.875%, 10/15/2014	2,691,000
	Toys R Us Property Company I, LLC
2,610,000	10.750%, 7/15/2017[f]	2,831,850
	TRW Automotive, Inc.
1,930,000	7.000%, 3/15/2014[f]	1,794,900
	Tunica-Biloxi Gaming Authority
4,870,000	9.000%, 11/15/2015[j]	4,383,000
	Turning Stone Resort Casino Enterprise
1,500,000	9.125%, 12/15/2010[j]	1,485,000
2,700,000	9.125%, 9/15/2014[j]	2,578,500
	Universal City Development Partners, Ltd.
1,520,000	8.875%, 11/15/2015[c,f]	1,504,800
2,210,000	10.875%, 11/15/2016[c,f]	2,210,000
	Universal City Development Services
1,270,000	11.750%, 4/1/2010	1,276,350
	Universal City Florida Holding Company I/II
3,655,000	5.233%, 11/1/2009[e]	3,655,000
	West Corporation
1,800,000	9.500%, 10/15/2014	1,800,000
	WMG Acquisition Corporation
2,400,000	9.500%, 6/15/2016[f]	2,562,000
	Wyndham Worldwide Corporation
2,600,000	6.000%, 12/1/2016	2,366,939

	Total Consumer Cyclical	145,272,616

Consumer Non-Cyclical (11.6%)
	Apria Healthcare Group, Inc.
2,260,000	12.375%, 11/1/2014[f]	2,457,750
	Associated Materials, LLC
470,000	9.875%, 11/15/2016[c,f]	481,750
	Biomet, Inc.
1,700,000	10.375%, 10/15/2017	1,829,625
1,690,000	11.625%, 10/15/2017	1,852,662
	Community Health Systems, Inc.
3,960,000	8.875%, 7/15/2015	4,078,800

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Consumer Non-Cyclical (11.6%) - continued
	DJO Finance, LLC
$3,407,000	10.875%, 11/15/2014	$3,551,798
	HCA, Inc.
6,690,000	6.750%, 7/15/2013	6,506,025
2,766,000	9.625%, 11/15/2016	2,935,418
3,040,000	8.500%, 4/15/2019[f]	3,222,400
	Ingles Markets, Inc.
1,900,000	8.875%, 5/15/2017	1,947,500
	Jarden Corporation
3,330,000	7.500%, 5/1/2017[g]	3,280,050
	JBS USA, LLC/JBS USA Finance, Inc.
2,850,000	11.625%, 5/1/2014[f]	3,156,375
	M-Foods Holdings, Inc.
3,050,000	9.750%, 10/1/2013[f]	3,149,125
	Michael Foods, Inc.
2,760,000	8.000%, 11/15/2013	2,808,300
	Omnicare, Inc.
3,420,000	6.875%, 12/15/2015	3,240,450
	Pinnacle Foods Finance, LLC
3,155,000	9.250%, 4/1/2015[g]	3,186,550
	Select Medical Corporation
1,300,000	6.428%, 3/15/2010[e]	1,160,250
2,990,000	7.625%, 2/1/2015	2,818,075
	Smithfield Foods, Inc.
800,000	10.000%, 7/15/2014[f]	840,000
	Stater Brothers Holdings, Inc.
1,830,000	8.125%, 6/15/2012	1,839,150
	Sun Healthcare Group, Inc.
2,590,000	9.125%, 4/15/2015	2,622,375
	SUPERVALU, Inc.
1,000,000	8.000%, 5/1/2016	1,017,500
	Surgical Care Affiliates, Inc.
3,374,962	8.875%, 7/15/2015[j]	2,801,218
	Tenet Healthcare Corporation
1,300,000	7.375%, 2/1/2013	1,267,500
1,095,000	10.000%, 5/1/2018[f]	1,207,237
	U.S. Oncology, Inc.
1,700,000	10.750%, 8/15/2014	1,776,500
3,290,000	9.125%, 8/15/2017[f]	3,470,950
	Valeant Pharmaceuticals International
1,370,000	8.375%, 6/15/2016[f]	1,400,825
	Visant Holding Corporation
3,565,000	10.250%, 12/1/2013	3,671,950

	Total Consumer Non-Cyclical	73,578,108

Energy (7.1%)
	Chesapeake Energy Corporation
1,710,000	7.500%, 9/15/2013	1,735,650
3,570,000	6.250%, 1/15/2018	3,266,550
	Compagnie Generale de Geophysique-Veritas
1,400,000	7.500%, 5/15/2015	1,389,500
1,070,000	9.500%, 5/15/2016[f]	1,126,175
	Connacher Oil and Gas, Ltd.
1,030,000	11.750%, 7/15/2014[f]	1,122,700
2,560,000	10.250%, 12/15/2015[f]	2,201,600
	Denbury Resources, Inc.
2,590,000	7.500%, 12/15/2015	2,590,000
1,280,000	9.750%, 3/1/2016	1,372,800

The accompanying Notes to Financial Statements are an integral part of this schedule.
149

High Yield Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Energy (7.1%) - continued
	Ferrellgas Partners, LP
$2,540,000	6.750%, 5/1/2014	$2,425,700
	Forest Oil Corporation
3,390,000	7.250%, 6/15/2019	3,161,175
	Helix Energy Solutions Group, Inc.
2,560,000	9.500%, 1/15/2016[f]	2,630,400
	Holly Corporation
930,000	9.875%, 6/15/2017[f]	962,550
	Mariner Energy, Inc.
2,170,000	11.750%, 6/30/2016	2,387,000
	Newfield Exploration Company
3,390,000	6.625%, 4/15/2016	3,339,150
	Penn Virginia Corporation
910,000	10.375%, 6/15/2016	978,250
	PetroHawk Energy Corporation
2,840,000	9.125%, 7/15/2013	2,939,400
650,000	10.500%, 8/1/2014	708,500
	Plains Exploration & Production Company
1,450,000	7.750%, 6/15/2015	1,431,875
3,510,000	10.000%, 3/1/2016	3,755,700
	Sandridge Energy, Inc.
2,610,000	9.875%, 5/15/2016[f]	2,792,700
	Southwestern Energy Company
2,550,000	7.500%, 2/1/2018	2,620,125

	Total Energy	44,937,500

Financials (2.9%)
	Bank of America Corporation
3,340,000	8.125%, 5/15/2018	3,003,595
	Deluxe Corporation
1,075,000	7.375%, 6/1/2015	1,053,500
	FTI Consulting, Inc.
1,750,000	7.625%, 6/15/2013	1,767,500
	General Motors Acceptance Corporation, LLC
2,661,000	5.375%, 6/6/2011[f,g]	2,501,340
5,283,000	6.875%, 9/15/2011[f]	5,071,680
1,840,000	7.500%, 12/31/2013[f]	1,702,000
	GGP, LP, Convertible
2,150,000	3.980%, 4/15/2027[f,k]	1,558,750
	Lender Processing Services, Inc.
530,000	8.125%, 7/1/2016	557,825
	Nuveen Investments, Inc.
1,330,000	10.500%, 11/15/2015[f]	1,177,050

	Total Financials	18,393,240

Technology (3.1%)
	Amkor Technology, Inc.
2,120,000	7.750%, 5/15/2013	2,114,700
	Avago Technologies Finance Pte
488,000	5.861%, 12/1/2009[e]	480,070
	First Data Corporation
3,230,000	9.875%, 9/24/2015	2,979,675
	Freescale Semiconductor, Inc.
3,100,000	8.875%, 12/15/2014	2,518,750
	NXP BV/NXP Funding, LLC
950,000	10.000%, 7/15/2013[f]	947,625
1,800,000	7.875%, 10/15/2014	1,485,000

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Technology (3.1%) - continued
	Seagate Technology HDD Holdings
$4,035,000	6.800%, 10/1/2016	$3,954,300
	SunGard Data Systems, Inc.
1,770,000	9.125%, 8/15/2013	1,800,975
3,350,000	10.250%, 8/15/2015	3,454,688

	Total Technology	19,735,783

Transportation (2.7%)
	AMR Corporation, Convertible
1,630,000	6.250%, 10/15/2014	1,324,375
	Continental Airlines, Inc.
925,000	9.250%, 5/10/2017[c]	934,250
	Delta Air Lines, Inc.
2,010,000	7.920%, 11/18/2010	1,969,800
1,380,000	9.500%, 9/15/2014[f]	1,407,600
	Hertz Corporation
1,555,000	8.875%, 1/1/2014	1,574,438
	Kansas City Southern de Mexico SA de CV
2,420,000	7.625%, 12/1/2013	2,323,200
870,000	7.375%, 6/1/2014	822,150
	Kansas City Southern Railway
420,000	13.000%, 12/15/2013	481,950
	Navios Maritime Holdings, Inc.
2,700,000	9.500%, 12/15/2014	2,646,000
1,170,000	8.875%, 11/1/2017[f]	1,187,550
	UAL Pass Through Trust
900,363	7.730%, 7/1/2010	891,359
	Windsor Petroleum Transport Corporation
1,740,046	7.840%, 1/15/2021[j]	1,595,434

	Total Transportation	17,158,106

Utilities (7.3%)
	AES Corporation
1,376,000	8.750%, 5/15/2013[f]	1,406,960
3,200,000	7.750%, 10/15/2015	3,220,000
3,200,000	8.000%, 10/15/2017	3,216,000
	Copano Energy, LLC
3,010,000	8.125%, 3/1/2016	2,942,275
	Dynegy Holdings, Inc.
1,720,000	6.875%, 4/1/2011[g]	1,732,900
1,585,000	8.375%, 5/1/2016	1,478,012
	Edison Mission Energy
1,670,000	7.500%, 6/15/2013	1,553,100
2,820,000	7.000%, 5/15/2017	2,277,150
2,720,000	7.200%, 5/15/2019	2,169,200
	El Paso Corporation
1,900,000	6.875%, 6/15/2014	1,891,384
1,900,000	7.000%, 6/15/2017	1,900,684
	NRG Energy, Inc.
4,660,000	7.375%, 2/1/2016	4,630,875
	Public Service Company of New Mexico
4,000,000	7.950%, 5/15/2018	4,088,556
	Regency Energy Partners, LP
2,650,000	8.375%, 12/15/2013	2,716,250
1,650,000	9.375%, 6/1/2016[f]	1,740,750
	SemGroup, LP
3,680,000	8.750%, 11/15/2015[f,h]	220,800

The accompanying Notes to the Financial Statements are an integral part of this schedule.
150

High Yield Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (92.6%)	Value
Utilities (7.3%) - continued
	Southern Star Central Corporation
$1,910,000	6.750%, 3/1/2016	$1,824,050
	Texas Competitive Electric Holdings Company, LLC
6,380,000	10.250%, 11/1/2015	4,529,800
	Williams Partners, LP/Williams Partners Finance Corporation
2,860,000	7.250%, 2/1/2017	2,844,957

	Total Utilities	46,383,703

	Total Long-Term Fixed Income (cost $583,425,229)	587,407,622

Shares	Preferred Stock (1.1%)	Value
Financials (1.1%)
69,000	Bank of America Corporation, 8.625%	1,604,250
2,600	Bank of America Corporation, Convertible, 7.250%	2,177,084
1,014	GMAC, Inc., 7.000%[f]	619,205
3,000	Wells Fargo & Company, Convertible, 7.500%	2,685,000

	Total Financials	7,085,539

	Total Preferred Stock (cost $6,285,969)	7,085,539

Shares	Common Stock (0.1%)	Value
Consumer Discretionary (<0.1%)
36,330	TVMAX Holdings, Inc.[l,m]	0

	Total Consumer Discretionary	0

Materials (<0.1%)
15	Pliant Corporation[h,l,m]	0

	Total Materials	0

Telecommunications Services (<0.1%)
3,026	XO Holdings, Inc.[m]	2,390
6,054	XO Holdings, Inc., Class A Stock Warrants, $6.25, expires 1/16/2010[m]	121
4,540	XO Holdings, Inc., Class B Stock Warrants, $7.50, expires 1/16/2010[m]	14
4,540	XO Holdings, Inc., Class C Stock Warrants, $10.00, expires 1/16/2010[m]	1

	Total Telecommunications Services	2,526

Utilities (0.1%)
38,153	NRG Energy, Inc.[m]	877,138

	Total Utilities	877,138

	Total Common Stock (cost $3,274,558)	879,664

Shares	Collateral Held for Securities Loaned (3.4%)	Value
21,394,873	Thrivent Financial Securities Lending Trust	$21,394,873

	Total Collateral Held for Securities Loaned (cost $21,394,873)	21,394,873

Principal Amount	Short-Term Investments (2.9%)[n]	Value
	BNP Paribas Finance, Inc.
9,680,000	0.110%, 11/2/2009	9,679,970
	Federal National Mortgage Association Discount Notes
3,500,000	0.070%, 11/2/2009	3,499,993
5,000,000	0.100%, 11/12/2009	4,999,847

	Total Short-Term Investments (at amortized cost)	18,179,810

	Total Investments (cost $654,612,778) 103.5%	$656,673,032

	Other Assets and Liabilities, Net (3.5%)	(22,046,162)

	Total Net Assets 100.0%	$634,626,870

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded as discussed in item 2(U) of the Notes to Financial Statements.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security is insured or guaranteed.
e	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2009, the value of these investments was $167,915,608 or 26.5% of total net assets.
g	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
h	In bankruptcy. Interest is not being accrued.
i	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

The accompanying Notes to Financial Statements are an integral part of this schedule.
151

High Yield Fund

Schedule of Investments as of October 31, 2009

j	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Fund owned as of October 31, 2009.

Security	Acquisition Date	Cost
Surgical Care Affiliates, Inc.	6/21/2007	$3,374,962
Tunica-Biloxi Gaming Authority	11/8/2005	4,878,974
Turning Stone Resort Casino Enterprise	9/8/2006	2,740,656
Turning Stone Resort Casino Enterprise	5/1/2007	1,508,707
Windsor Petroleum Transport Corporation	4/21/1998	1,574,385

k	Defaulted security. Interest is not being accrued.
l	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
m	Non-income producing security.
n	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$30,703,247
Gross unrealized depreciation	(28,905,260)

Net unrealized appreciation (depreciation)	$1,797,987

Cost for federal income tax purposes	$654,875,045

The accompanying Notes to the Financial Statements are an integral part of this schedule.
152

High Yield Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing High Yield Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,131,667	–	3,131,667	–
Communications Services	1,894,564	–	1,894,564	–
Consumer Cyclical	8,974,160	–	8,974,160	–
Financials	2,576,375	–	2,576,375	–
Transportation	1,398,838	–	1,398,838	–
Utilities	3,749,920	–	3,749,920	–

Long-Term Fixed Income
Asset-Backed Securities	3,562,614	–	3,562,614	–
Basic Materials	53,453,934	–	53,453,934	–
Capital Goods	47,968,027	–	47,968,027	–
Commercial Mortgage-Backed Securities	2,331,153	–	2,331,153	–
Communications Services	114,632,838	–	108,044,688	6,588,150
Consumer Cyclical	145,272,616	–	145,272,616	–
Consumer Non-Cyclical	73,578,108	–	73,578,108	–
Energy	44,937,500	–	44,937,500	–
Financials	18,393,240	–	18,393,240	–
Technology	19,735,783	–	19,735,783	–
Transportation	17,158,106	–	14,296,947	2,861,159
Utilities	46,383,703	–	46,383,703	–

Preferred Stock
Financials	7,085,539	6,466,334	619,205	–

Common Stock
Consumer Discretionary	–	–	–	–
Materials	–	–	–	–
Telecommunications Services	2,526	2,526	–	–
Utilities	877,138	877,138	–	–
Collateral Held for Securities Loaned	21,394,873	21,394,873	–	–
Short-Term Investments	18,179,810	–	18,179,810	–

Total	$656,673,032	$28,740,871	$618,482,852	$9,449,309

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for High Yield Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value October 31, 2009
Long-Term Fixed Income
Communications Services	–	–	(4,050)	3,006	6,589,194	–	6,588,150
Transportation	–	48,495	61,845	476,454	766,865	1,507,500	2,861,159
Common Stock
Consumer Discretionary*	–	–	–	–	–	–	–
Materials*	–	–	–	–	–	–	–

Total	$–	$48,495	$57,795	$479,460	$7,356,059	$1,507,500	$9,449,309

*	Securities in these sections are fair valued at $0.

The accompanying Notes to Financial Statements are an integral part of this schedule.
153

High Yield Fund

Schedule of Investments as of October 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(326,841)

Total Credit Contracts		(326,841)

Total		($326,841)

The following table presents High Yield Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Credit Contracts	$2,934,778	0.6%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
Money Market	$13,845,003	$39,421,925	$53,266,928	–	$–	$45,187
Thrivent Financial Securities Lending Trust	30,966,137	155,346,966	164,918,230	21,394,873	21,394,873	287,253
Total Value and Income Earned	44,811,140				21,394,873	332,440

The accompanying Notes to the Financial Statements are an integral part of this schedule.
154

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Alabama (0.2%)
	Alabama 21st Century Authority Tobacco Settlement Revenue Bonds
$1,000,000	5.750%, 12/1/2020	$996,270
	Alabama Public School and College Authority Capital Improvement Revenue Refunding Bonds
1,500,000	5.000%, 5/1/2029, Series A	1,539,915

	Total Alabama	2,536,185

Alaska (0.4%)
	Alaska Energy Authority Power Revenue Refunding Bonds (Bradley Lake Hydroelectric) (FSA Insured)
3,155,000	5.000%, 7/1/2021, 5th Series[a]	3,097,421
	Northern Tobacco Securitization Corporation Tobacco Settlement Asset-Backed Bonds
1,405,000	6.200%, 6/1/2022[b]	1,420,062
	Valdez, Alaska Marine Terminal Revenue Bonds (Exxon Pipeline Company)
1,340,000	0.150%, 11/2/2009[c]	1,340,000

	Total Alaska	5,857,483

Arizona (0.7%)
	Arizona Health Facilities Authority Revenue Bonds (Arizona Healthcare Pooled Financing Program) (NATL-RE FGIC Insured)
975,000	5.000%, 6/1/2011, Series Ca	1,000,545
1,020,000	5.000%, 6/1/2012, Series Da	1,056,618
	Arizona Health Facilities Authority Revenue Bonds (Blood Systems, Inc.)
1,000,000	5.000%, 4/1/2017, Series A	1,062,850
1,200,000	5.000%, 4/1/2018, Series A	1,268,376
	Glendale, Arizona Industrial Development Authority Revenue Bonds (Midwestern University)
500,000	5.750%, 5/15/2021, Series Ab	544,125
2,500,000	5.000%, 5/15/2031	2,337,900
	Pima County Industrial Development Authority Multifamily Housing Revenue Refunding Bonds (La Hacienda) (GNMA Collateralized)
1,285,000	7.000%, 12/20/2031[b]	1,464,617

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Arizona (0.7%) - continued
	Yavapai County Industrial Development Authority Hospital Revenue Bonds (Yavapai Regional Medical Center)
$500,000	6.000%, 8/1/2033, Series A	$501,935

	Total Arizona	9,236,966

Arkansas (0.3%)
	Arkansas Community Water System Public Water Authority Water Revenue Refunding and Construction Bonds (NATL-RE Insured)
2,400,000	5.000%, 10/1/2023, Series Ba	2,479,176
	Arkansas Housing Development Agency Single Family Mortgage Purchase Bonds (FHA/VA Collateralized)
110,000	8.375%, 7/1/2010, Series Ab	115,609
	Pope County, Arkansas Pollution Control Revenue Refunding Bonds (Arkansas Power & Light Company) (FSA-CR Insured)
875,000	6.300%, 12/1/2016[a]	875,122

	Total Arkansas	3,469,907

California (10.7%)
	Anaheim Public Financing Authority Lease Revenue Bonds (Anaheim Public Improvements)
3,950,000	6.000%, 9/1/2024, Series A	4,395,165
	Beverly Hills Unified School District, Los Angeles County, California General Obligation Bonds
10,000,000	Zero Coupon, 8/1/2031	2,909,400
	California General Obligation Refunding Bonds
2,780,000	5.000%, 8/1/2014	3,023,917
2,765,000	5.000%, 9/1/2015	2,977,186
	California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Revenue Bonds
5,000,000	5.000%, 7/1/2025, Series Ab	5,799,450
	California Infrastructure and Economic Development Bank Revenue Bonds (California Independent System Operator Corporation)
3,000,000	6.250%, 2/1/2039, Series A	3,144,000
	California Municipal Finance Authority Refunding Revenue Bonds (Biola University)
1,000,000	5.875%, 10/1/2034, Series A	1,013,100

The accompanying Notes to Financial Statements are an integral part of this schedule.
155

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
California (10.7%) - continued
	California Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Exxon)
$600,000	0.140%, 11/2/2009[c]	$600,000
	California Rural Home Mortgage Finance Authority Single Family Mortgage Revenue Bonds (GNMA/FNMA Collateralized)
45,000	7.100%, 6/1/2031, Series D, AMT	46,325
	California State Public Works Board Lease Revenue Bonds (Department of Corrections State Prison - Madera County)
3,000,000	7.400%, 9/1/2010, Series A	3,144,480
	California State Public Works Board Lease Revenue Bonds (Regents of the University of California - UCLA Replacement Hospital) (FSA Insured)
4,000,000	5.375%, 10/1/2015, Series Aa	4,286,800
	California Various Purpose General Obligation Bonds
300,000	6.000%, 8/1/2016	301,083
2,000,000	5.250%, 11/1/2021	2,056,440
10,000	5.250%, 4/1/2029	10,031
3,990,000	5.250%, 4/1/2029[b]	4,598,236
10,000,000	5.250%, 3/1/2038	9,642,400
10,000,000	6.000%, 4/1/2038	10,627,000
	California Various Purpose General Obligation Bonds (AMBAC-TCRS Insured)
2,000,000	6.300%, 9/1/2010[a]	2,074,820
	California Veterans General Obligation Bonds
2,000,000	9.500%, 2/1/2010, Series AT	2,037,100
	Chula Vista Industrial Development Revenue Refunding Bonds (San Diego Gas & Electric Company)
2,000,000	5.875%, 2/15/2034, Series C	2,176,220
	Contra Costa County, California Home Mortgage Revenue Bonds (GNMA Collateralized)
4,030,000	7.500%, 5/1/2014[b]	4,983,498
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California Water System Revenue/Refunding Bonds (NATL-RE FGIC Insured)
10,000,000	5.000%, 6/1/2037, Series Aa	10,304,700
	Golden West Schools Financing Authority Revenue Bonds (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Series Aa	495,264

Principal Amount	Long-Term Fixed Income (98.9%)	Value
California (10.7%) - continued
	Los Angeles Community College District, Los Angeles County, California General Obligation Bonds
$10,000,000	6.000%, 8/1/2033, Series A	$11,155,000
	Los Angeles Unified School District, Los Angeles County, California General Obligation Bonds
5,000,000	5.000%, 1/1/2034, Series I	5,033,950
	Pittsburgh, California Redevelopment Agency Tax Allocation Bonds (Los Medanos Community Development) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[a]	2,302,500
	Pomona, California Single Family Mortgage Revenue Refunding Bonds (GNMA/FNMA Collateralized)
3,735,000	7.600%, 5/1/2023, Series Ab	4,786,328
	San Bernardino, California Single Family Mortgage Revenue Refunding Bonds (FHA/VA-GNMA Collateralized)
1,335,000	7.500%, 5/1/2023, Series Ab	1,700,109
	San Diego Community College District, San Diego County, California General Obligation Bonds (FSA Insured)
10,000,000	5.000%, 5/1/2030[a]	10,280,000
	San Diego Unified School District General Obligation Bonds
10,000,000	Zero Coupon, 7/1/2033, Series A	5,829,900
	San Francisco Bay Area Rapid Transit District Sales Tax Revenue Refunding Bonds (AMBAC Insured)
1,500,000	6.750%, 7/1/2010[a]	1,564,095
	San Jose, California Airport Revenue Bonds (AMBAC Insured)
8,000,000	5.000%, 3/1/2037, Series A, AMT[a]	7,107,280
	San Jose, California Redevelopment Agency Tax Allocation Refunding Bonds (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Series Aa	2,698,038
	Santa Monica Community College District, Los Angeles County, California General Obligation Bonds
5,000,000	Zero Coupon, 8/1/2025, Series C	2,157,900
	Tuolumne Wind Project Authority Revenue Bonds (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Series A	2,064,100

The accompanying Notes to the Financial Statements are an integral part of this schedule.
156

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
California (10.7%) - continued
	University of California General Revenue Bonds
$5,000,000	5.250%, 5/15/2039, Series O	$5,272,100

	Total California	142,597,915

Colorado (5.4%)
	Colorado Educational and Cultural Facilities Authority Charter School Refunding Revenue Bonds (Cherry Creek Project)
570,000	6.000%, 4/1/2021	572,782
1,280,000	6.000%, 4/1/2030	1,244,723
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Bromley East Charter School)
2,000,000	7.250%, 9/15/2030, Series Ab	2,238,160
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Cheyenne Mountain Charter Academy)
475,000	5.125%, 6/15/2032, Series A	466,550
1,000,000	5.375%, 6/15/2038, Series A	1,003,340
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Classical Academy)
2,825,000	7.250%, 12/1/2030[b]	3,205,499
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039, Series A	909,530
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (University Lab School)
1,000,000	5.750%, 6/1/2016[b]	1,072,400
750,000	6.125%, 6/1/2021[b]	808,680
6,250,000	6.250%, 6/1/2031[b]	6,751,125
	Colorado Health Facilities Authority Health Facilities Revenue Bonds (Evangelical Lutheran Good Samaritan Society)
470,000	6.250%, 12/1/2010[b]	484,001
70,000	6.250%, 12/1/2010	72,244
1,920,000	6.800%, 12/1/2020	1,990,195
3,080,000	6.800%, 12/1/2020[b]	3,344,788
1,000,000	6.125%, 6/1/2038, Series A	1,010,050
	Colorado Health Facilities Authority Hospital Revenue Bonds (Parkview Medical Center, Inc.)
1,000,000	6.500%, 9/1/2020[b]	1,099,200

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Colorado (5.4%) - continued
	Colorado Health Facilities Authority Hospital Revenue Refunding Bonds (Valley View Hospital Association)
$3,000,000	5.750%, 5/15/2036	$2,971,710
	Colorado Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation
1,500,000	5.500%, 11/1/2027	1,613,370
	Colorado Housing and Finance Authority Single Family Program Bonds
10,000	7.250%, 4/1/2010, Series A-3	10,022
100,000	7.450%, 10/1/2016, Series A-2, AMT	108,103
15,000	7.000%, 11/1/2016, Series A-3	15,278
310,000	6.700%, 8/1/2017, Series B-3	322,688
500,000	6.600%, 9/1/2025[b]	550,500
475,000	6.350%, 11/1/2029, Series D-2, AMT	511,680
	Colorado Housing and Finance Authority Single Family Program Bonds (FHA/VA Collateralized)
30,000	7.150%, 10/1/2030, Series C-3	30,480
	Colorado Water Resources and Power Development Authority Clean Water Revenue Bonds (FSA Insured)
35,000	6.250%, 9/1/2013, Series Aa	35,001
	Colorado Water Resources and Power Development Authority Small Water Resources Revenue Bonds (NATL-RE FGIC Insured)
3,525,000	5.250%, 11/1/2021[a]	3,664,202
	Denver Health and Hospital Authority Healthcare Revenue Bonds
2,000,000	5.250%, 12/1/2031, Series A	1,779,660
	Denver Health and Hospital Authority Healthcare Revenue Bonds (ACA-CBI Insured)
2,000,000	6.250%, 12/1/2016, Series Aa,b	2,215,080
	Denver, Colorado Airport System Revenue Bonds (XLCA Insured)
5,000,000	5.000%, 11/15/2022, Series Aa	5,170,700
	Denver, Colorado Board of Water Commissioners General Obligation Water Refunding Bonds
6,000,000	5.600%, 10/1/2029	6,315,060

The accompanying Notes to Financial Statements are an integral part of this schedule.
157

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Colorado (5.4%) - continued
	Jefferson County School District No. R-1, Jefferson and Broomfield Counties, Colorado General Obligation Refunding Bonds (FSA Insured)
$10,000,000	5.000%, 12/15/2016, Series Aa	$11,162,600
	Larimer County, Colorado, Poudre School District R-1 General Obligation Improvement Bonds (NATL-RE-IBC Insured)
3,000,000	7.000%, 12/15/2016[a]	3,424,290
	Northwest Parkway Public Highway Authority Revenue Bonds (AMBAC Insured)
4,000,000	Zero Coupon, 6/15/2021, Series Ca,b	4,215,800
	University of Colorado University Enterprise Revenue Bonds
1,250,000	5.375%, 6/1/2032, Series A	1,354,513

	Total Colorado	71,744,004

Connecticut (0.3%)
	Connecticut Special Tax Obligation Bonds (Transportation Infrastructure Purposes)
4,000,000	6.500%, 10/1/2010, Series B	4,216,840

	Total Connecticut	4,216,840

District of Columbia (0.8%)
	District of Columbia Income Tax Secured Revenue Refunding Bonds
4,600,000	5.000%, 12/1/2028, Series C	4,884,096
	District of Columbia Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
5,635,000	6.250%, 5/15/2024	5,559,097

	Total District of Columbia	10,443,193

Florida (3.1%)
	Brevard County Housing Finance Authority Homeowner Mortgage Revenue Refunding Bonds (GNMA Collateralized)
303,000	6.500%, 9/1/2022, Series B	326,337
	Broward County, Florida Water and Sewer Utility Revenue Bonds
3,000,000	5.250%, 10/1/2034, Series A	3,123,270
	Florida Refunding Bonds (Jacksonville Transportation Authority)
1,520,000	5.000%, 7/1/2019	1,520,198
	Florida State Board of Education Public Education Capital Outlay Bonds (NATL-RE-IBC Insured)
505,000	9.125%, 6/1/2014[a]	587,482

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Florida (3.1%) - continued
	Hillsborough County, Florida Industrial Development Authority Pollution Control Revenue Refunding Bonds (Tampa Electric Company)
$2,000,000	5.150%, 9/1/2025, Series B	$2,106,160
	Jacksonville Health Facilities Authority Hospital Revenue Bonds
1,500,000	5.750%, 8/15/2015, Series Cb	1,534,920
	Leon County Educational Facilities Authority Certificates of Participation (Southgate Residence Hall Project)
1,145,000	8.500%, 9/1/2017[b]	1,601,683
	Miami-Dade County, Florida Aviation Revenue Bonds (Miami International Airport - Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Series B	7,579,500
8,000,000	5.500%, 10/1/2041, Series A	8,054,240
	Miami-Dade County, Florida Public Facilities Revenue Bonds (Jackson Health System)
2,000,000	5.625%, 6/1/2034	2,072,540
	Orange County Health Facilities Authority Hospital Revenue Bonds (Orlando Regional Healthcare System) (NATL-RE Insured)
2,700,000	6.250%, 10/1/2018, Series Aa	3,047,733
	Orange County Housing Finance Authority Homeowner Revenue Bonds (GNMA/FNMA Collateralized)
85,000	5.900%, 9/1/2028, Series B-1, AMT	85,337
	South Miami, Florida Health Facilities Authority Hospital Revenue Bonds (Baptist Health South Florida)
6,000,000	5.000%, 8/15/2032	5,602,080
	Tallahassee, Florida Consolidated Utility Systems Revenue Bonds
4,000,000	5.000%, 10/1/2032	4,086,280

	Total Florida	41,327,760

Georgia (2.9%)
	Bibb County Development Authority Environmental Improvement Revenue Refunding Bonds (Temple- Inland, Inc.)
6,900,000	4.850%, 12/1/2009, Series IR-1	6,900,000
	Brunswick, Georgia Water and Sewerage Revenue Refunding and Improvement Bonds (NATL-RE Insured)
875,000	6.000%, 10/1/2011[a]	902,484
1,500,000	6.100%, 10/1/2019[a]	1,640,310

The accompanying Notes to the Financial Statements are an integral part of this schedule.
158

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Georgia (2.9%) - continued
	Burke County Development Authority Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle)
$6,000,000	5.700%, 1/1/2043, Series C	$6,298,620
	Chatham County Hospital Authority, Savannah, Georgia Hospital Revenue Improvement Bonds (Memorial Health University Medical Center, Inc.)
1,000,000	6.125%, 1/1/2024, Series A	1,003,170
1,560,000	5.750%, 1/1/2029, Series A	1,461,860
	Cherokee County, Georgia Water and Sewerage Authority Water and Sewerage Revenue Bonds (Refunding and Improvements) (NATL-RE Insured)
5,000,000	5.500%, 8/1/2018[a]	5,633,300
	Gainesville Redevelopment Authority Educational Facilities Refunding Revenue Bonds (Riverside Military Academy)
5,275,000	5.125%, 3/1/2027	3,656,683
	Georgia General Obligation Bonds
35,000	5.650%, 3/1/2012, Series Bb	38,773
1,965,000	5.650%, 3/1/2012, Series B	2,176,847
3,500,000	5.000%, 8/1/2012, Series D-2	3,872,610
	Milledgeville and Baldwin County Development Authority Revenue Bonds (Georgia College & State University Foundation Property III, LLC Student Housing System)
2,500,000	5.500%, 9/1/2024[b]	2,935,825
	Savannah Economic Development Authority Student Housing Revenue Bonds (University Financing Foundation, Inc. - Savannah State University) (ACA Insured)
1,500,000	6.750%, 11/15/2020, Series Aa,b	1,620,015

	Total Georgia	38,140,497

Hawaii (2.0%)
	Hawaii Highway Revenue Bonds
7,330,000	5.500%, 7/1/2018	8,535,565
	Honolulu, Hawaii Board of Water Supply Water System Revenue Bonds
5,000,000	5.000%, 7/1/2036, Series A	5,177,050
	Honolulu, Hawaii General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
2,555,000	6.250%, 4/1/2014, Series Aa	2,997,986

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Hawaii (2.0%) - continued
	Honolulu, Hawaii General Obligation Bonds (NATL-RE Insured)
$10,000,000	5.250%, 3/1/2027, Series Aa	$10,647,800

	Total Hawaii	27,358,401

Idaho (0.4%)
	Idaho Falls, Idaho General Obligation Electric Refunding Deferred Interest Bonds (NATL-RE FGIC Insured)
3,115,000	Zero Coupon, 4/1/2010[a]	3,088,772
2,000,000	Zero Coupon, 4/1/2011[a]	1,937,700

	Total Idaho	5,026,472

Illinois (9.0%)
	Broadview, Cook County, Illinois Tax Increment Revenue Bonds
2,000,000	5.250%, 7/1/2012	2,000,380
1,000,000	5.375%, 7/1/2015	1,000,140
	Chicago Collateralized Single Family Mortgage Revenue Bonds (GNMA/FNMA/FHLMC Collateralized)
115,000	7.050%, 10/1/2030, Series C, AMT	116,522
115,000	7.000%, 3/1/2032, Series C, AMT	124,022
	Chicago General Obligation Bonds (City Colleges of Chicago Capital Improvement) (NATL-RE FGIC Insured)
10,000,000	Zero Coupon, 1/1/2024[a]	4,827,700
	Chicago Parking Facilities Bonds (Lakefront Millennium) (NATL-RE Insured)
3,000,000	5.750%, 1/1/2029[a,b]	3,362,190
	Chicago Tax Increment Allocation Bonds (Near South Redevelopment Project) (ACA Insured)
7,200,000	Zero Coupon, 11/15/2014, Series Aa	5,477,472
	Cook County, Illinois Community Consolidated School District No. 15 Limited Tax Capital Appreciation School Bonds (NATL-RE FGIC Insured)
1,000,000	Zero Coupon, 12/1/2014[a,b]	863,190
	Cook County, Illinois General Obligation Refunding Bonds (NATL-RE Insured)
2,500,000	6.250%, 11/15/2011, Series Aa	2,745,075
	Cook County, Illinois School District No. 99 (Cicero) General Obligation School Bonds (NATL-RE FGIC Insured)
1,250,000	8.500%, 12/1/2011[a]	1,420,625
1,565,000	8.500%, 12/1/2014[a]	1,974,091
1,815,000	8.500%, 12/1/2016[a]	2,374,002

The accompanying Notes to Financial Statements are an integral part of this schedule.
159

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Illinois (9.0%) - continued
	DuPage County, Illinois General Obligation Refunding Bonds (Alternate Revenue Source - Stormwater)
$1,000,000	5.600%, 1/1/2021	$1,133,810
	Illinois Development Finance Authority Revenue Bonds (Midwestern University)
1,000,000	6.000%, 5/15/2026, Series Bb	1,092,060
	Illinois Educational Facilities Authority Revenue Bonds (Northwestern University)
4,900,000	5.250%, 11/1/2032[b]	5,666,164
	Illinois Educational Facilities Authority Student Housing Revenue Bonds (Educational Advancement Fund, Inc. - University Center Project)
1,000,000	6.625%, 5/1/2017[b]	1,145,160
	Illinois Finance Authority Revenue Bonds (Rush University Medical Center)
3,000,000	7.250%, 11/1/2038, Series A	3,391,230
	Illinois Finance Authority Revenue Refunding Bonds (Rush University Medical Center) (NATL-RE Insured)
2,000,000	5.250%, 11/1/2035, Series Ba	1,863,380
	Illinois Health Facilities Authority Revenue Bonds (Advocate Health Care Network) (NATL-RE-IBC Insured)
2,120,000	5.250%, 8/15/2018, Series Ba	2,137,024
	Illinois Health Facilities Authority Revenue Bonds (Bethesda Home and Retirement Center)
1,600,000	6.250%, 9/1/2014, Series A	1,619,504
	Illinois Health Facilities Authority Revenue Bonds (Centegra Health System)
2,000,000	5.250%, 9/1/2018	2,005,440
	Illinois Health Facilities Authority Revenue Bonds (Passavant Memorial Area Hospital Association)
2,500,000	6.000%, 10/1/2024[b]	2,651,225
	Illinois Health Facilities Authority Revenue Bonds (Rush-Presbyterian-St. Luke’s Medical Center) (NATL-RE Insured)
2,785,000	5.250%, 11/15/2014, Series Aa	2,786,058
	Illinois Health Facilities Authority Revenue Bonds (SwedishAmerican Hospital)
3,960,000	6.875%, 11/15/2030[b]	4,128,696

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Illinois (9.0%) - continued
	Illinois Health Facilities Authority Revenue Refunding Bonds (Lutheran General Health System)
$2,000,000	6.000%, 4/1/2018, Series C	$2,287,640
	Illinois Health Facilities Authority Revenue Refunding Bonds (Thorek Hospital and Medical Center)
4,290,000	5.250%, 8/15/2018	4,293,217
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds)
3,065,000	7.450%, 6/15/2012, Series L	3,533,240
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds) (NATL- RE-FGIC Insured)
7,900,000	5.750%, 6/15/2018, 2nd Series[a]	9,538,065
	Joliet Regional Port District, Illinois Marine Terminal Revenue Refunding Bonds (Exxon)
250,000	0.150%, 11/2/2009[c]	250,000
	McHenry and Lake Counties, Illinois, Community High School District No. 157 General Obligation School Bonds (FSA Insured)
3,035,000	9.000%, 12/1/2017[a]	4,153,944
	McLean County, Illinois, Bloomington-Normal Airport Authority Passenger Facility Charge Revenue Bonds (Central Illinois Regional Airport)
4,000,000	6.050%, 12/15/2019, AMT	3,984,760
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE FGIC Insured)
885,000	5.500%, 6/15/2015, Series Aa	993,156
17,505,000	Zero Coupon, 6/15/2020, Series Aa	10,257,054
1,410,000	5.250%, 12/15/2028[a]	1,427,329
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE Insured)
7,000,000	Zero Coupon, 6/15/2020, Series Ba	6,732,320
3,100,000	Zero Coupon, 6/15/2024, Series Aa	1,433,099
2,000,000	Zero Coupon, 12/15/2024, Series Aa	900,480
	Metropolitan Water Reclamation District of Greater Chicago General Obligation Refunding Bonds
6,550,000	5.250%, 12/1/2032, Series C	7,465,101

The accompanying Notes to the Financial Statements are an integral part of this schedule.
160

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Illinois (9.0%) - continued
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois Revenue Bonds (NATL-RE FGIC Insured)
$3,000,000	6.700%, 11/1/2021, Series Aa	$3,616,020
	University of Illinois Auxiliary Facilities System Revenue Bonds
2,500,000	5.750%, 4/1/2038, Series A	2,711,475

	Total Illinois	119,482,060

Indiana (1.2%)
	Ball State University Student Fee Bonds (FGIC Insured)
700,000	5.750%, 7/1/2020, Series Ka,b	770,812
	East Chicago Elementary School Building Corporation, Lake County, Indiana First Mortgage Refunding Bonds
1,115,000	6.250%, 1/5/2016, Series A	1,213,689
	Indiana Finance Authority Hospital Revenue Bonds (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Series A	1,619,310
	Indiana Health and Educational Facility Financing Authority Health System Revenue Refunding Bonds (Sisters of St. Francis Health Services, Inc.) (FSA Insured)
500,000	5.250%, 5/15/2041, Series Ea	496,180
	Indiana Transportation Finance Authority Highway Revenue Bonds
250,000	6.800%, 12/1/2016, Series A	291,320
	Indiana Transportation Finance Authority Highway Revenue Bonds (NATL-RE-IBC Insured)
655,000	7.250%, 6/1/2015, Series Aa,b	697,084
3,375,000	7.250%, 6/1/2015, Series Aa	3,921,378
	Indianapolis Local Public Improvement Bond Bank Bonds (Waterworks)
5,000,000	5.750%, 1/1/2038, Series A	5,280,000
	Purdue University Student Fee Bonds
2,120,000	5.000%, 7/1/2020, Series L	2,192,610

	Total Indiana	16,482,383

Iowa (0.8%)
	Coralville, Iowa Annual Appropriation Urban Renewal Tax Increment Revenue Bonds
1,495,000	5.000%, 6/1/2011, Series H2	1,546,697
3,125,000	5.000%, 6/1/2021, Series H2	3,000,438
	Iowa Finance Authority Healthcare Revenue Bonds (Genesis Medical Center)
4,500,000	6.250%, 7/1/2025	4,546,395

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Iowa (0.8%) - continued
	Iowa Finance Authority Single Family Mortgage Bonds (GNMA/FNMA Collateralized)
$1,440,000	5.000%, 1/1/2037, Series E, AMT	$1,362,240

	Total Iowa	10,455,770

Kansas (0.7%)
	Kansas Development Finance Authority Health Facilities Revenue Bonds (Stormont-Vail HealthCare, Inc.) (NATL-RE Insured)
910,000	5.375%, 11/15/2024, Series Ka	918,063
90,000	5.375%, 11/15/2024, Series Ka,b	98,468
	Olathe, Kansas Health Facilities Revenue Bonds (Olathe Medical Center) (AMBAC Insured)
2,000,000	5.500%, 9/1/2025, Series Aa	2,000,140
	Salina, Kansas Hospital Refunding and Improvement Revenue Bonds (Salina Regional Health Center, Inc.)
1,725,000	5.000%, 10/1/2036	1,651,170
	Sedgwick and Shawnee Counties, Kansas Single Family Mortgage Revenue Bonds (GNMA Collateralized)
185,000	6.700%, 6/1/2029, Series A-2	195,621
	Wyandotte County/Kansas City, Kansas Sales Tax Special Obligation Revenue Refunding Bonds (Redevelopment Project Area B)
4,350,000	5.000%, 12/1/2020, Series B	4,294,015

	Total Kansas	9,157,477

Kentucky (0.3%)
	Kentucky Economic Development Finance Authority Revenue Bonds (Louisville Arena Authority, Inc.)
1,000,000	6.000%, 12/1/2033, Series A-1	1,096,750
	Paducah, Kentucky Electric Plant Board Revenue Bonds
2,500,000	5.250%, 10/1/2035, Series A	2,622,875

	Total Kentucky	3,719,625

Louisiana (2.4%)
	Jefferson Parish Home Mortgage Authority Single Family Mortgage Revenue Refunding Bonds (GNMA/FNMA Collateralized)
95,000	7.500%, 6/1/2026, Series D-1, AMT	101,027

The accompanying Notes to Financial Statements are an integral part of this schedule.
161

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Louisiana (2.4%) - continued
	Jefferson Parish Home Mortgage Authority Single Family Mortgage Revenue Refunding Bonds (GNMA/FNMA Collateralized) - continued
$405,000	7.500%, 12/1/2030, Series A-2, AMT	$406,980
	Louisiana Housing Finance Agency Single Family Mortgage Revenue Bonds (Home Ownership Program) (GNMA/FNMA Collateralized)
25,000	7.050%, 6/1/2031, Series D-2, AMT	25,338
	Louisiana Public Facilities Authority Hospital Revenue Bonds (Lake Charles Memorial Hospital Project) (AMBAC-TCRS Insured)
3,000,000	8.625%, 12/1/2030[a,b]	3,297,420
	Louisiana Public Facilities Authority Revenue Bonds (University of New Orleans Research and Technology Foundation, Inc. - Student Housing) (NATL-RE Insured)
4,745,000	5.250%, 3/1/2031[a]	4,440,371
	New Orleans, Louisiana General Obligation Refunding Bonds (AMBAC Insured)
6,500,000	Zero Coupon, 9/1/2012[a]	5,661,370
	Regional Transit Authority, Louisiana Sales Tax Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,605,000	8.000%, 12/1/2012, Series Aa	2,860,056
	St. John the Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corporation)
13,000,000	5.125%, 6/1/2037, Series A	11,782,550
	Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
4,200,000	5.500%, 5/15/2030, Series B	4,005,834

	Total Louisiana	32,580,946

Maryland (0.7%)
	Maryland Economic Development Corporation Economic Development Revenue Bonds (Lutheran World Relief/Immigration and Refugee Service Headquarters Facility)
1,790,000	7.200%, 4/1/2025[b]	1,871,499
	Maryland Economic Development Corporation Student Housing Revenue Bonds (University Village at Sheppard Pratt) (ACA Insured)
1,550,000	6.000%, 7/1/2033[a]	1,097,478

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Maryland (0.7%) - continued
	Maryland Health and Higher Educational Facilities Authority Revenue Bonds (University of Maryland Medical Systems)
$1,000,000	6.000%, 7/1/2022[b]	$1,126,600
	Morgan State University Academic Fees and Auxiliary Facilities Fees Revenue Refunding Bonds (NATL-RE Insured)
4,500,000	6.050%, 7/1/2015[a]	5,099,670
	Prince George’s County, Maryland Housing Authority Single Family Mortgage Revenue Bonds (GNMA/FNMA/FHLMC Collateralized)
5,000	7.400%, 8/1/2032, Series A, AMT	5,059

	Total Maryland	9,200,306

Massachusetts (3.2%)
	Massachusetts Bay Transportation Authority Sales Tax Bonds (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Series Ba	5,872,600
	Massachusetts Development Finance Agency Revenue Bonds (Devens Electric System)
725,000	5.625%, 12/1/2016	734,548
	Massachusetts General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
4,935,000	5.250%, 1/1/2013, Series Aa	5,495,567
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology)
15,000,000	5.250%, 7/1/2033, Series L	17,570,700
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Partners HealthCare System)
1,000,000	6.000%, 7/1/2016, Series C	1,050,980
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Tufts University)
5,400,000	5.500%, 2/15/2028, Series M	6,419,520
	Massachusetts Water Pollution Abatement Trust Pool Program Refunding Bonds
5,000,000	5.000%, 8/1/2024	5,770,200

	Total Massachusetts	42,914,115

The accompanying Notes to the Financial Statements are an integral part of this schedule.
162

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Michigan (2.2%)
	East Lansing Building Authority, Ingham and Clinton Counties, Michigan Building Authority Bonds (General Obligation Limited Tax)
$2,000,000	5.700%, 4/1/2020	$2,318,420
	Grand Valley State University General Revenue Bonds
1,000,000	5.750%, 12/1/2034	1,054,540
	Kalamazoo Hospital Finance Authority Hospital Revenue Refunding Bonds (Bronson Methodist Hospital) (FSA Insured)
3,250,000	5.000%, 5/15/2026, Series Aa	3,213,925
	Michigan Public Power Agency Revenue Bonds (Combustion Turbine No. 1) (AMBAC Insured)
1,380,000	5.250%, 1/1/2016, Series Aa	1,426,810
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Crittenton Hospital Medical Center)
2,750,000	5.500%, 3/1/2022, Series A	2,703,910
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Detroit Medical Center)
15,000	8.125%, 8/15/2012	15,035
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Sisters of Mercy Health Corporation) (NATL-RE Insured)
130,000	5.375%, 8/15/2014, Series Pa,b	136,739
2,825,000	5.375%, 8/15/2014, Series Pa,b	3,124,704
	Michigan State Trunk Line Fund Refunding Bonds (FSA Insured)
5,000,000	5.000%, 11/1/2022[a]	5,172,450
	Rochester Community School District, Oakland and Macomb Counties, Michigan School Building and Site General Obligation Bonds (NATL-RE Q-SBLF Insured)
4,500,000	5.000%, 5/1/2019[a]	5,111,190
	Sault Ste. Marie Chippewa Indians Housing Authority Health Facility Revenue Bonds (Tribal Health & Human Services Center)
1,905,000	7.750%, 9/1/2012	1,916,316
	St. Clair County, Michigan Economic Development Corporation Pollution Control Refunding Revenue Bonds (Detroit Edison Company) (AMBAC Insured)
2,000,000	6.400%, 8/1/2024, Series AAa	2,000,840

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Michigan (2.2%) - continued
	Summit Academy North, New Boston, Michigan Certificates of Participation
$990,000	6.550%, 7/1/2014[b]	$1,029,986
690,000	8.375%, 7/1/2030[b]	725,901

	Total Michigan	29,950,766

Minnesota (2.7%)
	Baytown Township, Minnesota Lease Revenue Bonds (St. Croix Preparatory Academy)
1,000,000	7.000%, 8/1/2038, Series A	878,880
	Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facility Revenue Bonds (HealthPartners)
800,000	6.000%, 12/1/2021	826,448
	Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue Bonds (AMBAC Insured)
2,030,000	5.000%, 1/1/2022, Series B, AMT[a]	1,921,375
5,000,000	5.000%, 1/1/2035, Series Aa	4,985,450
	Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue Bonds (NATL-RE FGIC Insured)
4,750,000	5.000%, 1/1/2031, Series Ca	4,775,413
	Minnesota Agricultural and Economic Development Board Health Care System Revenue Bonds (Fairview Hospital and Healthcare Services) (NATL-RE Insured)
85,000	5.750%, 11/15/2026, Series Aa	85,266
	Minnesota Higher Education Facilities Authority Revenue Bonds (Minneapolis College of Art and Design)
1,000,000	6.625%, 5/1/2020, Series 5-Db	1,029,030
	Minnesota Higher Education Facilities Authority Revenue Bonds (University of St. Thomas)
530,000	5.250%, 10/1/2019, Series 5-Y	560,692
	North Oaks, Minnesota Senior Housing Revenue Bonds (Presbyterian Homes of North Oaks, Inc.)
2,000,000	6.125%, 10/1/2039	1,828,180
	Northern Municipal Power Agency, Minnesota Electric System Revenue Bonds (AMBAC Insured)
2,000,000	5.000%, 1/1/2026, Series Aa	2,017,200

The accompanying Notes to Financial Statements are an integral part of this schedule.
163

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Minnesota (2.7%) - continued
	Northfield, Minnesota Hospital Revenue Bonds
$1,000,000	6.000%, 11/1/2021, Series Cb	$1,096,270
1,300,000	6.000%, 11/1/2026, Series Cb	1,425,151
2,040,000	6.000%, 11/1/2031, Series Cb	2,236,391
	St. Louis Park, Minnesota Health Care Facilities Revenue Refunding Bonds (Park Nicollet Health Services)
2,000,000	5.250%, 7/1/2030, Series Bb	2,231,040
1,000,000	5.750%, 7/1/2030, Series C	1,040,000
	St. Paul, Minnesota Housing and Redevelopment Authority Educational Facility Revenue Refunding Bonds (Saint Paul Academy and Summit School)
4,000,000	5.000%, 10/1/2024	4,194,080
	St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facility Revenue Bonds (HealthPartners)
230,000	5.250%, 5/15/2019	234,462
1,500,000	5.250%, 5/15/2036	1,398,525
	White Earth Band of Chippewa Indians Revenue Bonds (ACA Insured)
3,195,000	7.000%, 12/1/2011, Series Aa	3,214,010

	Total Minnesota	35,977,863

Missouri (1.7%)
	Jackson County, Missouri Special Obligation Bonds (Harry S. Truman Sports Complex) (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[a]	7,743,150
	Missouri Housing Development Commission Single Family Mortgage Revenue Bonds (Homeownership Loan Program) (GNMA/FNMA Collateralized)
80,000	6.550%, 9/1/2028, Series C-1	80,885
95,000	7.450%, 9/1/2031, Series B-1, AMT	99,356
175,000	7.150%, 3/1/2032, Series C-1, AMT	190,661
	Missouri State Environmental Improvement and Energy Resources Authority Pollution Control Refunding Revenue Bonds (Associated Cooperative, Inc.)
2,000,000	4.375%, 12/1/2034	2,053,000
	Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue Bonds
1,000,000	5.250%, 1/1/2018, Series A	1,071,020

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Missouri (1.7%) - continued
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Barnes-Jewish, Inc./Christian Health Services)
$3,000,000	5.250%, 5/15/2014, Series A	$3,241,680
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (BJC Health System)
2,500,000	5.000%, 5/15/2020, Series A	2,582,800
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Lake of the Ozarks General Hospital, Inc.)
655,000	6.500%, 2/15/2021	656,834
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Lake Regional Health System)
1,500,000	5.600%, 2/15/2025	1,487,700
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (St. Anthony’s Medical Center)
1,000,000	6.250%, 12/1/2030[b]	1,069,590
	St. Charles County, Missouri, Francis Howell School District General Obligation Refunding Bonds (Missouri Direct Deposit Program) (NATL-RE FGIC Insured)
2,000,000	5.250%, 3/1/2018, Series Aa	2,330,860

	Total Missouri	22,607,536

Montana (0.9%)
	Montana Board of Housing Single Family Mortgage Bonds
40,000	6.000%, 6/1/2016, Series A-1	40,010
125,000	6.250%, 6/1/2019, Series A-2, AMT	125,113
	Montana Board of Regents of Higher Education Facilities Improvement and Refunding Revenue Bonds (University of Montana) (NATL-RE Insured)
1,165,000	5.750%, 5/15/2016, Series Fa	1,207,814
	Montana Facility Finance Authority Hospital Facilities Revenue Bonds (St. Peter’s Hospital)
3,860,000	5.250%, 6/1/2018	3,962,328
	Montana Facility Finance Authority Revenue Bonds (Providence Health & Services)
2,830,000	5.000%, 10/1/2024	2,924,975

The accompanying Notes to the Financial Statements are an integral part of this schedule.
164

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Montana (0.9%) - continued
	Montana Health Facility Authority Revenue Bonds (Hillcrest Senior Living)
$3,000,000	7.375%, 6/1/2030[b]	$3,149,970

	Total Montana	11,410,210

Nebraska (1.5%)
	Douglas County, Nebraska Hospital Authority No. 3 Health Facilities Refunding and Revenue Bonds (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048	1,890,600
	Nebraska Public Power District General Revenue Bonds (AMBAC Insured)
2,500,000	5.000%, 1/1/2013, Series Ba	2,728,375
	Omaha, Nebraska Public Power District Electric System Revenue Bonds
2,595,000	6.150%, 2/1/2012, Series Bb	2,752,205
5,780,000	5.000%, 2/1/2046, Series A	5,856,643
	Omaha, Nebraska Special Obligation Bonds (Riverfront Redevelopment)
1,675,000	5.500%, 2/1/2015, Series A	1,788,632
	University of Nebraska Student Fees and Facilities Revenue Bonds
5,000,000	5.000%, 7/1/2023, Series B	5,242,750

	Total Nebraska	20,259,205

New Jersey (1.6%)
	Hudson County, New Jersey Refunding Certificates of Participation (NATL-RE Insured)
2,000,000	6.250%, 12/1/2015[a]	2,270,480
	New Jersey Educational Facilities Authority Revenue Refunding Bonds (Kean University)
1,000,000	5.500%, 9/1/2036, Series A	1,063,110
	New Jersey General Obligation Bonds (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Series La	1,154,510
	New Jersey Transportation Trust Fund Authority Transportation System Bonds (FSA Insured)
5,000,000	5.500%, 12/15/2016, Series Aa	5,685,400
	New Jersey Turnpike Authority Turnpike Revenue Bonds (AMBAC-TCRS Insured)
260,000	6.500%, 1/1/2016, Series Ca,b	306,592
745,000	6.500%, 1/1/2016, Series Ca	833,365
3,695,000	6.500%, 1/1/2016, Series Ca,b	4,357,144
	Ocean County, New Jersey Utilities Authority Wastewater Revenue Bonds (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[a]	3,743,750

Principal Amount	Long-Term Fixed Income (98.9%)	Value
New Jersey (1.6%) - continued
	West New York, Hudson County, New Jersey Municipal Utilities Authority Sewer Revenue and Refunding Capital Appreciation Bonds (FGIC Insured)
$2,595,000	Zero Coupon, 12/15/2009[a,b]	$2,582,419

	Total New Jersey	21,996,770

New Mexico (1.0%)
	Jicarilla, New Mexico Apache Nation Revenue Bonds
3,500,000	5.500%, 9/1/2023, Series A	3,657,290
	New Mexico Mortgage Finance Authority Single Family Mortgage Program Bonds (GNMA/FNMA Collateralized)
390,000	6.950%, 9/1/2031, Series C-2, AMT	409,617
	Sandoval County, New Mexico Incentive Payment Refunding Revenue Bonds
9,000,000	5.000%, 6/1/2020	9,390,600

	Total New Mexico	13,457,507

New York (7.9%)
	Metropolitan Transportation Authority State Service Contract Refunding Bonds
5,000,000	5.500%, 7/1/2017, Series A	5,662,850
	Metropolitan Transportation Authority Transit Facilities Service Contract Bonds
3,320,000	5.750%, 7/1/2013, Series Ob	3,497,554
	New York City General Obligation Bonds
12,000,000	5.250%, 8/1/2017, Series B	13,212,360
1,750,000	5.500%, 8/1/2022, Series A	1,876,087
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds
11,000,000	5.750%, 6/15/2040, Series A	11,955,900
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds (AMBAC Insured)
2,000,000	5.875%, 6/15/2012, Series Aa,b	2,248,140
	New York City Transitional Finance Authority Future Tax Secured Bonds
735,000	5.375%, 11/15/2021, Series A	776,461
	New York City Transitional Finance Authority Future Tax Secured Refunding Bonds
13,000,000	5.250%, 2/1/2011, Series Bd	13,616,980
8,940,000	5.500%, 11/1/2011, Series A	9,618,904
1,805,000	5.375%, 11/15/2021, Series Ab	2,040,137

The accompanying Notes to Financial Statements are an integral part of this schedule.
165

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
New York (7.9%) - continued
	New York State Dormitory Authority State University Educational Facilities Revenue Bonds
$4,000,000	5.250%, 5/15/2012, Series Bd	$4,309,960
2,000,000	7.500%, 5/15/2013, Series A	2,354,440
5,000,000	5.875%, 5/15/2017, Series A	5,583,300
	New York State Local Government Assistance Corporation Refunding Bonds (NATL-RE-IBC Insured)
2,000,000	5.250%, 4/1/2016, Series Ea	2,262,040
	New York State Thruway Authority Second General Highway and Bridge Trust Fund Bonds (FSA Insured)
2,500,000	5.000%, 4/1/2015, Series Ba	2,798,150
	New York State Urban Development Corporation Correctional and Youth Service Contract Revenue Bonds
20,000,000	5.000%, 1/1/2017, Series A	20,852,400
	New York State Urban Development Corporation State Personal Income Tax Revenue Bonds (State Facilities and Equipment)
2,000,000	5.000%, 3/15/2036, Series B-1	2,058,660

	Total New York	104,724,323

North Carolina (2.4%)
	North Carolina Eastern Municipal Power Agency Power System Revenue Bonds
5,000,000	5.500%, 1/1/2014, Series D	5,458,450
4,000,000	5.375%, 1/1/2017, Series C	4,182,000
7,170,000	5.250%, 1/1/2020, Series A	7,598,694
2,375,000	5.500%, 1/1/2021, Series B	2,378,658
2,000,000	5.000%, 1/1/2026, Series B	2,030,720
1,475,000	6.000%, 1/1/2026, Series Ab	1,860,963
2,000,000	6.750%, 1/1/2026, Series Db	2,040,220
	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds
610,000	6.375%, 1/1/2013, Series Bb	621,907
1,250,000	5.000%, 1/1/2030, Series A	1,271,975
	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds (NATL-RE Insured)
4,000,000	6.000%, 1/1/2011[a]	4,220,120
	Wake County Industrial Facilities and Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Carolina Power & Light Company)
1,000,000	5.375%, 2/1/2017	1,054,170

	Total North Carolina	32,717,877

Principal Amount	Long-Term Fixed Income (98.9%)	Value
North Dakota (1.0%)
	Grand Forks, North Dakota Health Care System Revenue Bonds (Altru Health System)
$3,500,000	7.125%, 8/15/2024[b]	$3,709,510
	South Central Regional Water District, North Dakota Utility System Revenue Bonds (Refunding and Northern Burleigh County Expansion)
2,945,000	5.650%, 10/1/2029, Series A	3,050,578
	Ward County, North Dakota Health Care Facilities Refunding Revenue Bonds (Trinity)
3,250,000	6.250%, 7/1/2021, Series B	3,255,623
	Ward County, North Dakota Health Care Facilities Revenue Bonds (Trinity)
2,895,000	5.125%, 7/1/2025	2,835,305

	Total North Dakota	12,851,016

Ohio (2.7%)
	Akron, Ohio Non-Tax Revenue Economic Development Bonds (NATL-RE Insured)
875,000	6.000%, 12/1/2012[a]	954,310
	Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset-Backed Bonds
6,520,000	5.125%, 6/1/2024, Series A-2	5,816,492
	Lorain County, Ohio Hospital Facilities Revenue Refunding and Improvement Bonds (Catholic Healthcare Partners)
2,000,000	5.400%, 10/1/2021, Series A	2,030,820
	Lucas County, Ohio Health Care Facilities Revenue Refunding and Improvement Bonds
2,000,000	6.550%, 8/15/2024, Series A	2,040,480
	Montgomery County, Ohio Hospital Facilities Revenue Bonds (Kettering Medical Center Network)
2,000,000	6.750%, 4/1/2018[b]	2,072,140
2,500,000	6.750%, 4/1/2022[b]	2,590,175
	Ohio Higher Educational Facility Commission Revenue Bonds (Case Western Reserve University)
2,000,000	6.500%, 10/1/2020, Series B	2,389,600
	Ohio Turnpike Commission Turnpike Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,000,000	5.500%, 2/15/2024, Series Aa	2,332,480
10,000,000	5.500%, 2/15/2026, Series Aa	11,534,100

The accompanying Notes to the Financial Statements are an integral part of this schedule.
166

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Ohio (2.7%) - continued
	Port of Greater Cincinnati Development Authority Economic Development Revenue Bonds (Sisters of Mercy of the Americas, Regional Community of Cincinnati)
$1,750,000	5.000%, 10/1/2025	$1,580,443
	University of Cincinnati General Receipts Bonds (AMBAC Insured)
2,545,000	5.000%, 6/1/2016, Series Da	2,711,672

	Total Ohio	36,052,712

Oklahoma (0.6%)
	Oklahoma Development Finance Authority Hospital Revenue Refunding Bonds (Unity Health Center)
1,040,000	5.000%, 10/1/2011	1,068,132
	Oklahoma Housing Finance Agency Single Family Mortgage Revenue Bonds (Homeownership Loan Program)
95,000	7.550%, 9/1/2028, Series C-2, AMT	101,565
	Oklahoma Housing Finance Agency Single Family Mortgage Revenue Bonds (Homeownership Loan Program) (GNMA/FNMA Collateralized)
120,000	7.100%, 9/1/2028, Series D-2, AMT	123,994
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds
1,500,000	6.000%, 1/1/2038, Series A	1,618,125
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds (NATL-RE Insured)
1,500,000	5.875%, 1/1/2012, Series Ba	1,567,125
	Payne County Economic Development Authority Student Housing Revenue Bonds (Collegiate Housing Foundation - Stillwater)
2,900,000	6.375%, 6/1/2030, Series Ab	3,142,962

	Total Oklahoma	7,621,903

Oregon (0.2%)
	Clackamas County, Oregon Hospital Facility Authority Revenue Bonds (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Series A	313,740

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Oregon (0.2%) - continued
	Salem-Keizer School District No. 24J, Marion and Polk Counties, Oregon General Obligation Bonds
$5,000,000	Zero Coupon, 6/15/2028, Series B	$2,041,750

	Total Oregon	2,355,490

Pennsylvania (2.6%)
	Allegheny County Hospital Development Authority Revenue Bonds (University of Pittsburgh Medical Center)
3,000,000	5.000%, 6/15/2018, Series B	3,151,920
2,000,000	5.625%, 8/15/2039, Series A	2,047,400
	Allegheny County, Pennsylvania Redevelopment Authority Tax Increment Bonds (Waterfront)
465,000	6.000%, 12/15/2010, Series B	485,800
1,825,000	6.550%, 12/15/2017, Series Cb	1,897,854
	Carbon County, Pennsylvania Industrial Development Authority Resource Recovery Revenue Refunding Bonds (Panther Creek Partners)
845,000	6.650%, 5/1/2010, AMT	855,765
	Cornwall-Lebanon School District, Lebanon County, Pennsylvania General Obligation Notes (FSA Insured)
2,000,000	Zero Coupon, 3/15/2016[a]	1,626,980
1,520,000	Zero Coupon, 3/15/2017[a]	1,178,988
	Cumberland County Municipal Authority Revenue Bonds (Diakon Lutheran Social Ministries)
2,750,000	5.000%, 1/1/2027	2,501,565
2,000,000	5.000%, 1/1/2036	1,716,400
	Delaware County, Pennsylvania Industrial Development Authority Airport Facilities Revenue Bonds
300,000	0.180%, 11/2/2009[c]	300,000
	Lancaster County Hospital Authority Hospital Revenue Bonds (Lancaster General Hospital)
2,000,000	5.500%, 3/15/2026[b]	2,271,760
	Lycoming County Authority Health System Revenue Bonds (Susquehanna Health System)
3,000,000	5.750%, 7/1/2039, Series A	2,868,420
	Pennsylvania Turnpike Commission Turnpike Revenue Bonds
5,000,000	6.250%, 6/1/2038, Series C	5,650,800
	Pennsylvania Turnpike Commission Turnpike Revenue Bonds (FSA Insured)
8,000,000	Zero Coupon, 6/1/2033, Series Ca	5,878,560

The accompanying Notes to Financial Statements are an integral part of this schedule.
167

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Pennsylvania (2.6%) - continued
	Philadelphia Authority for Industrial Development Revenue Bonds (Please Touch Museum)
$2,000,000	5.250%, 9/1/2026	$1,715,200
	York County, Pennsylvania Solid Waste and Refuse Authority Solid Waste System Refunding Revenue Bonds (NATL-RE FGIC Insured)
1,000,000	5.500%, 12/1/2012[a]	1,121,360

	Total Pennsylvania	35,268,772

Puerto Rico (0.6%)
	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority Cogeneration Facility Revenue Bonds (AES Puerto Rico)
7,655,000	6.625%, 6/1/2026, AMT	7,745,559

	Total Puerto Rico	7,745,559

South Carolina (1.8%)
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Memorial Hospital)
1,000,000	5.500%, 10/1/2026	1,006,230
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039	2,176,807
	Piedmont, South Carolina Municipal Power Agency Electric Revenue Bonds (NATL-RE FGIC Insured)
4,000,000	6.250%, 1/1/2021[a]	4,555,680
5,000,000	5.000%, 1/1/2022[a]	5,001,650
	South Carolina Jobs-Economic Development Authority Hospital Refunding and Improvement Revenue Bonds (Palmetto Health Alliance)
605,000	6.875%, 8/1/2027, Series Cb	712,230
4,895,000	6.875%, 8/1/2027, Series Cb	5,762,590
	South Carolina Public Service Authority Revenue Obligations (Santee Cooper)
2,500,000	5.500%, 1/1/2038, Series A	2,701,375
	Spartanburg, South Carolina Water System Revenue Bonds (FGIC Insured)
2,000,000	5.250%, 6/1/2028[a,b]	2,296,960

	Total South Carolina	24,213,522

Principal Amount	Long-Term Fixed Income (98.9%)	Value
South Dakota (1.2%)
	South Dakota Educational Enhancement Funding Corporation Tobacco Settlement Asset-Backed Bonds
$5,000,000	6.500%, 6/1/2032, Series B	$4,722,600
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Prairie Lakes Health Care System)
2,215,000	5.650%, 4/1/2022	2,215,000
1,170,000	5.625%, 4/1/2032	1,128,804
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Sanford Health)
5,000,000	5.000%, 11/1/2040	4,845,050
1,250,000	5.500%, 11/1/2040	1,280,888
	South Dakota Health and Educational Facilities Authority Revenue Refunding Bonds (Prairie Lakes Health Care System) (ACA-CBI Insured)
1,770,000	5.650%, 4/1/2022[a]	1,770,000

	Total South Dakota	15,962,342

Tennessee (1.2%)
	Jackson, Tennessee Hospital Revenue Refunding and Improvement Bonds (Jackson-Madison County General Hospital)
2,000,000	5.625%, 4/1/2038	2,059,940
3,000,000	5.750%, 4/1/2041	3,098,700
	Memphis-Shelby County Airport Authority Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
4,500,000	5.050%, 9/1/2012	4,690,755
2,000,000	5.350%, 9/1/2012	2,100,800
	Nashville and Davidson Counties Industrial Development Board Multifamily Housing Revenue Refunding Bonds (Beechwood Terrace Apartments) (GNMA Collateralized)
4,155,000	6.625%, 3/20/2036, Series A	4,344,011

	Total Tennessee	16,294,206

Texas (10.7%)
	AllianceAirport Authority, Inc. Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
10,000,000	4.850%, 4/1/2021, AMT	9,325,500
	Amarillo Health Facilities Corporation Hospital Revenue Bonds (Baptist St. Anthony’s Hospital Corporation) (FSA Insured)
2,000,000	5.500%, 1/1/2017[a]	2,053,360

The accompanying Notes to the Financial Statements are an integral part of this schedule.
168

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Texas (10.7%) - continued
	Austin, Texas Combined Utility Systems Revenue Refunding Bonds (NATL-RE FGIC-TCRS Insured)
$2,250,000	6.000%, 11/15/2013[a]	$2,442,892
	Austin, Texas Combined Utility Systems Revenue Refunding Bonds (NATL-RE Insured)
8,100,000	Zero Coupon, 11/15/2009, Series Aa	8,083,188
	Bexar County Housing Finance Corporation Multifamily Housing Revenue Bonds (Dymaxion and Marbach Park Apartments) (NATL-RE Insured)
1,930,000	6.000%, 8/1/2023, Series Aa	1,676,610
	Bexar County Housing Finance Corporation Multifamily Housing Revenue Bonds (Pan American Apartments) (GNMA Collateralized)
1,715,000	7.000%, 3/20/2031, Series A-1	1,831,466
	Bluebonnet Trails Community Mental Health and Mental Retardation Center Revenue Bonds
1,000,000	6.125%, 12/1/2016	1,013,410
	Corpus Christi, Texas General Improvement Refunding Bonds (FSA Insured)
380,000	5.000%, 3/1/2012, Series Aa	406,748
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (NATL-RE Insured)
1,000,000	5.500%, 11/1/2016, Series A, AMT[a]	1,039,610
500,000	5.500%, 11/1/2017, Series A, AMT[a]	518,235
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (XLCA Insured)
9,750,000	6.125%, 11/1/2018, Series C-2, AMT[a]	9,760,628
	Dallas Independent School District, Dallas County, Texas Unlimited Tax School Building Bonds (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[a]	11,447,000
	Deer Park Independent School District, Harris County, Texas School Building Refunding Bonds (PSF-GTD Insured)
1,375,000	5.000%, 2/15/2013[a]	1,527,996

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Texas (10.7%) - continued
	Denton, Texas Utility System Revenue Bonds (FSA Insured)
$3,210,000	5.250%, 12/1/2015, Series Aa	$3,491,517
	Gulf Coast Waste Disposal Authority, Texas Pollution Control Revenue Refunding Bonds (Exxon)
500,000	0.150%, 11/2/2009[c]	500,000
990,000	0.150%, 11/2/2009[c]	990,000
	Harris County Health Facilities Development Corporation Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System)
2,000,000	6.375%, 6/1/2029, Series Ab	2,193,900
2,000,000	7.250%, 12/1/2035, Series B	2,238,220
	Harris County, Texas General Obligation and Revenue Refunding Bonds (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[a]	3,662,960
	Harris County, Texas Toll Road Revenue and Refunding Bonds
6,500,000	5.250%, 8/15/2047, Series B	6,702,410
	Houston, Texas Airport System Revenue Bonds (FSA Insured)
2,000,000	5.625%, 7/1/2030, Series A, AMT[a]	2,005,920
	Houston, Texas Water and Sewer System Revenue Refunding Bonds (FSA Insured)
5,000,000	5.750%, 12/1/2032, Series Aa,b	6,226,500
	Lewisville Independent School District, Denton County, Texas Unlimited Tax School Building and Refunding Bonds (PSF-GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[a]	3,674,419
	Lower Colorado River Authority Refunding Revenue Bonds (FSA Insured)
1,000,000	5.875%, 5/15/2015, Series Aa	1,011,290
	North East Independent School District, Bexar County, Texas Unlimited Tax Refunding Bonds (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[a]	5,803,500
	North Texas Health Facilities Development Corporation Hospital Revenue Bonds (United Regional Health Care System, Inc.)
2,600,000	6.000%, 9/1/2023[b]	3,002,844
	North Texas Tollway Authority System Revenue Refunding Bonds
5,000,000	Zero Coupon, 1/1/2028, Series D	1,751,800
1,000,000	5.625%, 1/1/2033, Series A	1,017,250
26,125,000	Zero Coupon, 1/1/2034, Series D	5,851,739

The accompanying Notes to Financial Statements are an integral part of this schedule.
169

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Texas (10.7%) - continued
	Nueces County Housing Finance Corporation Multifamily Housing Revenue Bonds (Dolphins Landing Apartments)
$130,000	6.250%, 7/1/2010, Series Ab	$132,821
	Ridge Parc Development Corporation Multifamily Housing Revenue Bonds (GNMA Collateralized)
1,000,000	6.100%, 6/20/2033	1,059,060
2,795,000	6.150%, 11/20/2041	2,951,268
	San Antonio, Texas General Obligation Bonds
425,000	5.250%, 2/1/2014	444,146
	San Antonio, Texas Water System Revenue Refunding Bonds (FSA Insured)
1,000,000	5.500%, 5/15/2018[a]	1,070,060
1,000,000	5.500%, 5/15/2019[a]	1,063,740
1,000,000	5.500%, 5/15/2020[a]	1,057,970
	San Leanna Education Facilities Corporation Higher Education Revenue Bonds (Saint Edward’s University)
1,160,000	5.125%, 6/1/2024	1,151,138
1,000,000	5.125%, 6/1/2027	965,690
	Southeast Texas Housing Finance Corporation Single Family Mortgage Revenue Bonds (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,b]	8,792,207
	Tarrant County College District, Texas General Obligation Refunding Bonds
1,410,000	5.375%, 2/15/2013	1,581,823
	Tarrant County Cultural Education Facilities Finance Corporation Hospital Revenue Bonds (Hendrick Medical Center)
1,250,000	5.250%, 9/1/2026, Series B	1,260,413
2,000,000	5.250%, 9/1/2027, Series B	2,016,660
1,000,000	5.250%, 9/1/2028, Series B	1,008,330
	Tarrant County Cultural Education Facilities Finance Corporation Refunding Revenue Bonds (Texas Health Resources System)
2,000,000	5.000%, 2/15/2023, Series A	2,050,120
	Texas General Obligation Bonds
4,315,000	0.050%, 7/1/2010[b]	4,292,389
	Westlake, Texas Certificates of Obligation
315,000	6.500%, 5/1/2013	357,897
350,000	6.500%, 5/1/2015	400,960
335,000	6.500%, 5/1/2017[b]	401,045
1,650,000	5.750%, 5/1/2024	1,783,831
2,000,000	5.800%, 5/1/2032[b]	2,334,300

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Texas (10.7%) - continued
	Wylie, Texas Independent School District General Obligation Bonds (PSF-GTD Insured)
$430,000	6.875%, 8/15/2014[a]	$470,287
745,000	6.875%, 8/15/2014[a,b]	826,957
3,280,000	7.000%, 8/15/2024[a]	3,489,723

	Total Texas	142,213,747

Utah (0.7%)
	Riverton, Utah Hospital Revenue Bonds (IHC Health Services, Inc.)
3,000,000	5.000%, 8/15/2041[e]	2,906,940
	Utah Associated Municipal Power Systems Revenue and Refunding Bonds (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027	6,145,980

	Total Utah	9,052,920

Virginia (0.7%)
	Fairfax County Water Authority Water Refunding Revenue Bonds
3,625,000	5.000%, 4/1/2021	4,102,159
	Fairfax County, Virginia Industrial Development Authority Hospital Revenue Refunding Bonds (Inova Health System Hospitals)
2,500,000	5.250%, 8/15/2019	2,773,850
	Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
2,660,000	5.250%, 6/1/2019[b]	2,793,452

	Total Virginia	9,669,461

Washington (4.9%)
	Energy Northwest Columbia Generating Station Refunding Electric Revenue Bonds (NATL-RE Insured)
1,000,000	5.750%, 7/1/2018[a]	1,090,060
	Franklin County, Washington, Pasco School District No. 1 Unlimited Tax General Obligation Bonds
6,000,000	5.250%, 12/1/2022	6,574,860
	FYI Properties Lease Revenue Bonds (State of Washington DIS)
2,500,000	5.500%, 6/1/2034	2,652,700
	King County, Washington Sewer Revenue Refunding Bonds (FSA Insured)
10,000,000	5.500%, 1/1/2013, Series Ba	10,835,000
	Tobacco Settlement Authority Tobacco Settlement Asset- Backed Bonds
7,385,000	6.500%, 6/1/2026	7,421,112

The accompanying Notes to the Financial Statements are an integral part of this schedule.
170

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Washington (4.9%) - continued
	Washington Economic Development Finance Authority Lease Revenue Bonds (Washington Biomedical Research Properties II) (NATL-RE Insured)
$5,620,000	5.000%, 6/1/2030[a]	$5,755,723
	Washington General Obligation Bonds
660,000	6.250%, 2/1/2011, Series A & AT-6	683,410
2,000,000	6.000%, 6/1/2012, Series B & AT-7	2,236,720
1,875,000	5.750%, 10/1/2012, Series A	2,008,238
35,000	5.750%, 10/1/2012, Series Ab	38,013
5,000,000	6.750%, 2/1/2015, Series A	5,692,200
	Washington General Obligation Bonds (FSA Insured)
5,000,000	5.000%, 7/1/2021, Series Aa	5,485,350
	Washington Health Care Facilities Authority Revenue Bonds (Kadlec Medical Center)
1,000,000	5.000%, 12/1/2030, Series A	1,002,910
	Washington Health Care Facilities Authority Revenue Bonds (Seattle Cancer Care Alliance)
5,000,000	7.375%, 3/1/2038	5,496,200
	Washington Health Care Facilities Authority Revenue Bonds (Swedish Health Services) (AMBAC Insured)
2,000,000	5.125%, 11/15/2018[a]	2,013,020
	Washington Higher Education Facilities Authority Refunding Revenue Bonds (Gonzaga University)
3,325,000	5.000%, 4/1/2029, Series B	3,357,153
	Washington Higher Education Facilities Authority Revenue and Refunding Revenue Bonds (Whitworth University)
1,290,000	5.875%, 10/1/2034[e]	1,309,763
1,000,000	5.625%, 10/1/2040[e]	976,330
	Washington State Housing Finance Commission Nonprofit Housing Revenue and Refunding Revenue Bonds (Crista Ministries)
1,000,000	5.350%, 7/1/2014, Series A	1,000,610

	Total Washington	65,629,372

Wisconsin (1.5%)
	Wisconsin Health and Educational Facilities Authority Revenue and Refunding Bonds (Wheaton Franciscan Services, Inc.)
6,000,000	5.750%, 8/15/2025[b]	6,692,280

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Wisconsin (1.5%) - continued
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Aurora Health Care, Inc.)
$1,500,000	5.500%, 2/15/2015, Series B	$1,506,375
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Blood Center of Southeastern Wisconsin, Inc.)
1,250,000	5.750%, 6/1/2034	1,288,887
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Eagle River Memorial Hospital, Inc.) (Radian Insured)
1,000,000	5.750%, 8/15/2020[a]	1,016,670
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Marshfield Clinic)
2,000,000	6.000%, 2/15/2025, Series B	2,015,860
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Thedacare, Inc.)
5,000,000	5.500%, 12/15/2038, Series A	5,073,300
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Watertown Memorial Hospital, Inc.) (Radian Insured)
2,000,000	5.500%, 8/15/2029[a]	1,913,880

	Total Wisconsin	19,507,252

Wyoming (1.1%)
	Kemmerer, Wyoming Pollution Control Revenue Bonds (Exxon)
930,000	0.150%, 11/2/2009[c]	930,000
	Lincoln County, Wyoming Pollution Control Revenue Bonds (Exxon)
650,000	0.150%, 11/2/2009, Series Dc	650,000
945,000	0.150%, 11/2/2009, Series Bc	945,000
760,000	0.150%, 11/2/2009, Series Ac	760,000
1,880,000	0.150%, 11/2/2009, Series Cc	1,880,000
	Wyoming Municipal Power Agency Power Supply System Revenue Bonds
3,270,000	5.375%, 1/1/2042, Series A	3,429,216

The accompanying Notes to Financial Statements are an integral part of this schedule.
171

Municipal Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Wyoming (1.1%) - continued
	Wyoming State Farm Loan Board Capital Facilities Refunding Revenue Bonds
$5,825,000	5.750%, 10/1/2020	$6,591,337

	Total Wyoming	15,185,553

	Total Long-Term Fixed Income (cost $1,256,385,674)	1,318,674,189

	Total Investments (cost $1,256,385,674) 98.9%	$1,318,674,189

	Other Assets and Liabilities, Net 1.1%	14,262,219

	Total Net Assets 100.0%	$1,332,936,408

a	To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or Government agency identified.
b	Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
d	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
e	Denotes investments purchased on a when-issued or delayed delivery basis.

Definitions:
ACA	–	American Capital Access Holding, Ltd.
AMBAC	–	American Municipal Bond Insurance Corporation
AMT	–	Subject to Alternative Minimum Tax
CR	–	Custodial Receipts
FGIC	–	Financial Guaranty Insurance Company
FHA	–	Federal Housing Administration
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
FSA	–	Financial Security Assurance, Inc.
GNMA	–	Government National Mortgage Association
IBC	–	Insured Bond Certificate
NATL-RE	–	National Public Finance Guarantee Corporation
PSF-GTD	–	Public School Fund Guaranteed
Q-SBLF	–	Qualified School Bond Loan Fund
Radian	–	Radian Guaranty, Inc.
TCRS	–	Temporary Custodial Receipts
VA	–	Department of Veterans’ Affairs
XLCA	–	XL Capital Assurance

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$73,502,496
Gross unrealized depreciation	(11,233,462)

Net unrealized appreciation (depreciation)	$62,269,034

Cost for federal income tax purposes	$1,256,405,155

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Municipal Bond Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	98,759,728	–	98,759,728	–
Electric Revenue	85,306,565	–	85,306,565	–
Escrowed/Pre-refunded	186,779,023	–	186,779,023	–
General Obligation	251,249,350	–	251,249,350	–
Health Care	164,208,985	–	164,208,985	–
Housing Finance	20,966,022	–	20,966,022	–
Industrial Development Revenue	79,910,770	–	79,910,770	–
Other Revenue	112,984,627	–	112,984,627	–
Tax Revenue	116,167,601	–	116,167,601	–
Transportation	123,528,998	–	123,528,998	–
Water & Sewer	78,812,520	–	78,812,520	–

Total	$1,318,674,189	$–	$1,318,674,189	$–

The accompanying Notes to the Financial Statements are an integral part of this schedule.
172

Income Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Asset-Backed Securities (2.6%)
	Bear Stearns Mortgage Funding Trust
$1,181,408	0.384%, 11/25/2009[a]	$221,826
	Capitalsource Commercial Loan Trust
1,680,528	0.375%, 11/20/2009[a,b]	1,523,683
	Countrywide Asset-Backed Certificates
2,057,435	5.549%, 4/25/2036[c]	1,573,219
	First Franklin Mortgage Loan Asset-Backed Certificates
818,821	0.334%, 11/25/2009[a]	791,604
	First Horizon ABS Trust
1,677,804	0.404%, 11/25/2009[a,c]	526,102
	GE Capital Credit Card Master Note Trust
1,900,000	2.540%, 9/15/2014	1,903,251
	GMAC Mortgage Corporation Loan Trust
4,751,299	0.424%, 11/25/2009[a,c]	2,033,152
4,301,447	0.424%, 11/25/2009[a,c]	1,200,801
	IndyMac Seconds Asset-Backed Trust
1,864,515	0.414%, 11/25/2009[a,c]	502,390
	Merna Reinsurance, Ltd.
7,250,000	2.033%, 12/31/2009[a,d]	7,123,125
	Renaissance Home Equity Loan Trust
2,050,627	5.746%, 5/25/2036	1,585,102
1,400,000	6.011%, 5/25/2036	836,137

	Total Asset-Backed Securities	19,820,392

Basic Materials (4.4%)
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,731,705
2,700,000	6.125%, 6/1/2018	2,666,793
	Arch Western Finance, LLC
1,100,000	6.750%, 7/1/2013	1,061,500
	Barrick Gold Corporation
1,515,000	6.950%, 4/1/2019	1,729,350
	Domtar Corporation
750,000	7.125%, 8/15/2015	742,500
	Dow Chemical Company
1,050,000	5.900%, 2/15/2015	1,086,222
1,850,000	8.550%, 5/15/2019	2,112,003
	E.I. Du Pont de Nemours & Company
1,400,000	6.000%, 7/15/2018	1,572,155
	FMG Finance, Pty., Ltd.
1,500,000	10.625%, 9/1/2016[d]	1,646,250
	Freeport-McMoRan Copper & Gold, Inc.
1,940,000	8.375%, 4/1/2017	2,085,500
	Georgia-Pacific, LLC
750,000	7.125%, 1/15/2017[d]	757,500
	International Paper Company
1,500,000	9.375%, 5/15/2019	1,815,882
	Mosaic Global Holdings, Inc., Convertible
1,500,000	7.375%, 12/1/2014[d]	1,596,780

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Basic Materials (4.4%) - continued
	Nalco Company
$1,130,000	8.875%, 11/15/2013	$1,163,900
	Newmont Mining Corporation
1,900,000	5.125%, 10/1/2019	1,897,762
	Noble Group, Ltd.
1,850,000	6.750%, 1/29/2020[d]	1,852,177
	NOVA Chemicals Corporation
380,000	8.625%, 11/1/2019[d]	384,750
	Peabody Energy Corporation
750,000	7.375%, 11/1/2016	757,500
	Rio Tinto Finance USA, Ltd.
800,000	9.000%, 5/1/2019	995,343
	Rio Tinto Finance, Ltd.
800,000	5.875%, 7/15/2013	862,170
1,965,000	6.500%, 7/15/2018	2,142,862
	Teck Resources, Ltd.
750,000	9.750%, 5/15/2014	841,875
380,000	10.250%, 5/15/2016	437,950
	Terra Capital, Inc.
660,000	7.750%, 11/1/2019[d]	663,300

	Total Basic Materials	32,603,729

Capital Goods (2.8%)
	Case New Holland, Inc.
800,000	7.125%, 3/1/2014	792,000
	CRH America, Inc.
1,600,000	6.000%, 9/30/2016	1,656,128
1,100,000	8.125%, 7/15/2018	1,270,173
	Honeywell International, Inc.
2,100,000	5.300%, 3/1/2018	2,256,169
	Hutchinson Whampoa Finance, Ltd.
2,250,000	4.625%, 9/11/2015[d]	2,263,176
	John Deere Capital Corporation
1,700,000	5.350%, 4/3/2018	1,808,118
	L-3 Communications Corporation
750,000	5.875%, 1/15/2015	729,375
	Lockheed Martin Corporation
1,170,000	6.150%, 9/1/2036	1,289,934
	Owens-Brockway Glass Container, Inc.
1,130,000	8.250%, 5/15/2013	1,152,600
	Republic Services, Inc.
370,000	5.500%, 9/15/2019[d]	381,567
	Systems 2001 Asset Trust, LLC
1,837,463	6.664%, 9/15/2013[b]	1,893,460
	Textron, Inc.
1,500,000	6.200%, 3/15/2015	1,529,588
	Tyco International Finance SA
950,000	4.125%, 10/15/2014	970,715
	Waste Management, Inc.
2,700,000	7.375%, 3/11/2019	3,147,776

	Total Capital Goods	21,140,779

Collateralized Mortgage Obligations (2.4%)
	Banc of America Mortgage Securities, Inc.
4,943,122	4.798%, 9/25/2035	4,162,835

The accompanying Notes to Financial Statements are an integral part of this schedule.
173

Income Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Collateralized Mortgage Obligations (2.4%) - continued
	Countrywide Alternative Loan Trust
$3,521,235	6.000%, 1/25/2037	$2,545,944
	HomeBanc Mortgage Trust
2,051,108	5.993%, 4/25/2037	1,407,302
	Merrill Lynch Mortgage Investors, Inc.
3,276,946	4.872%, 6/25/2035	3,005,373
	Wachovia Mortgage Loan Trust, LLC
2,917,246	5.576%, 5/20/2036	2,357,575
	Washington Mutual Mortgage Pass-Through Certificates
4,129,049	1.508%, 11/1/2009[a]	1,584,235
1,725,933	0.534%, 11/25/2009[a]	1,272,724
1,832,341	4.826%, 9/25/2035	1,573,154

	Total Collateralized Mortgage Obligations	17,909,142

Commercial Mortgage-Backed Securities (7.9%)
	Bear Stearns Commercial Mortgage Securities, Inc.
3,000,000	0.395%, 11/15/2009[a,b]	2,485,428
3,000,000	5.835%, 9/11/2042	2,098,500
2,500,000	5.331%, 2/11/2044	2,278,700
	Citigroup Commercial Mortgage Trust
7,500,000	0.385%, 11/15/2009[a,d]	4,779,398
	Commercial Mortgage Pass-Through Certificates
163,083	0.345%, 11/15/2009[a,d]	161,872
4,000,000	0.375%, 11/15/2009[a,b]	3,121,260
3,500,000	0.425%, 11/15/2009[a,b]	2,775,853
	Credit Suisse Mortgage Capital Certificates
4,000,000	0.415%, 11/15/2009[a,d]	3,057,880
2,500,000	5.467%, 9/15/2039	2,181,315
	Crown Castle Towers, LLC
6,500,000	5.245%, 11/15/2036[d]	6,581,250
	Greenwich Capital Commercial Funding Corporation
6,200,000	5.867%, 12/10/2049	4,817,716
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
6,250,000	5.336%, 5/15/2047	5,624,969
5,000,000	6.007%, 6/15/2049	4,605,790
	Merrill Lynch Mortgage Trust
5,500,000	5.441%, 1/12/2044	4,928,852
	Wachovia Bank Commercial Mortgage Trust
10,000,000	0.365%, 11/15/2009[a,b]	7,365,360
2,000,000	5.765%, 7/15/2045	1,927,818
	WAMU Commercial Mortgage Securities Trust
534,730	3.830%, 1/25/2035[d]	533,803

	Total Commercial Mortgage-Backed Securities	59,325,764

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Communications Services (10.4%)
	Alltel Corporation
$750,000	7.000%, 3/15/2016	$846,426
	American Tower Corporation
1,300,000	4.625%, 4/1/2015[d]	1,315,424
	AT&T, Inc.
1,900,000	6.700%, 11/15/2013	2,158,115
1,000,000	6.400%, 5/15/2038	1,056,280
	CC Holdings GS V, LLC
950,000	7.750%, 5/1/2017[d]	997,500
	Cellco Partnership/Verizon Wireless Capital, LLC
1,900,000	5.550%, 2/1/2014[d]	2,070,253
	Cincinnati Bell, Inc.
1,130,000	8.250%, 10/15/2017	1,115,875
	Citizens Communications Company
889,000	6.250%, 1/15/2013	877,888
	Comcast Corporation
2,700,000	5.900%, 3/15/2016	2,895,885
1,100,000	6.300%, 11/15/2017	1,190,435
1,100,000	5.700%, 5/15/2018	1,151,212
1,300,000	6.400%, 5/15/2038	1,326,472
	Cox Communications, Inc.
2,100,000	4.625%, 6/1/2013	2,185,304
770,000	5.450%, 12/15/2014	826,520
2,100,000	9.375%, 1/15/2019[d]	2,630,714
1,500,000	8.375%, 3/1/2039[d]	1,798,296
	Cricket Communications, Inc.
760,000	7.750%, 5/15/2016[d]	758,100
	CSC Holdings, Inc.
750,000	7.625%, 7/15/2018	768,750
	Deutsche Telekom International Finance BV
3,500,000	6.750%, 8/20/2018	3,920,098
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
1,510,000	7.625%, 5/15/2016	1,638,350
2,700,000	5.875%, 10/1/2019[d]	2,775,978
	Intelsat Jackson Holdings, Ltd.
190,000	8.500%, 11/1/2019[d]	190,712
	Intelsat Subsidiary Holding Company, Ltd.
1,300,000	8.875%, 1/15/2015	1,311,375
	New Cingular Wireless Services, Inc.
765,000	8.750%, 3/1/2031	1,008,727
	News America, Inc.
1,100,000	6.900%, 3/1/2019	1,233,236
1,100,000	5.650%, 8/15/2020[d]	1,139,467
1,350,000	6.400%, 12/15/2035	1,349,880
	Nextel Communications, Inc.
1,130,000	7.375%, 8/1/2015	1,001,463
	Qwest Communications International, Inc.
1,500,000	7.500%, 2/15/2014	1,470,000
	Qwest Corporation
400,000	8.375%, 5/1/2016[d]	413,000
	Rogers Communications, Inc.
1,800,000	7.500%, 3/15/2015	2,092,912
2,250,000	6.800%, 8/15/2018	2,536,128
1,420,000	8.750%, 5/1/2032	1,823,901

The accompanying Notes to the Financial Statements are an integral part of this schedule.
174

Income Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Communications Services (10.4%) - continued
	Sinclair Television Group, Inc.
$140,000	9.250%, 11/1/2017[d]	$137,900
	Sprint Capital Corporation
380,000	8.375%, 3/15/2012	384,750
	Sprint Nextel Corporation
760,000	8.375%, 8/15/2017	733,400
	Telecom Italia Capital SA
1,750,000	5.250%, 10/1/2015	1,813,775
1,500,000	7.175%, 6/18/2019	1,662,937
	Telefonica SA
1,500,000	4.949%, 1/15/2015	1,588,565
1,500,000	5.877%, 7/15/2019	1,621,307
	Thomson Reuters Corporation
2,500,000	6.500%, 7/15/2018	2,840,572
	Time Warner Cable, Inc.
2,000,000	5.850%, 5/1/2017	2,102,330
1,700,000	8.750%, 2/14/2019	2,096,790
1,500,000	8.250%, 4/1/2019	1,804,373
1,400,000	6.750%, 6/15/2039	1,482,767
	Time Warner Entertainment Company, LP
1,150,000	8.375%, 3/15/2023	1,358,451
	UPC Holding BV
680,000	9.875%, 4/15/2018[d]	719,100
	Verizon Communications, Inc.
1,500,000	8.750%, 11/1/2018	1,873,442
1,850,000	8.950%, 3/1/2039	2,512,370
	Virgin Media Finance plc
730,000	9.500%, 8/15/2016	771,975
	Vodafone Group plc
1,900,000	5.450%, 6/10/2019	1,992,224
	Wind Acquisition Finance SA
730,000	11.750%, 7/15/2017[d]	824,900

	Total Communications Services	78,196,604

Consumer Cyclical (4.7%)
	AOL Time Warner, Inc.
1,900,000	7.700%, 5/1/2032	2,146,533
	Corrections Corporation of America
1,130,000	6.250%, 3/15/2013	1,124,350
	CVS Caremark Corporation
1,900,000	6.600%, 3/15/2019	2,118,941
800,000	6.125%, 9/15/2039	808,161
	D.R. Horton, Inc.
1,600,000	5.375%, 6/15/2012	1,594,000
	Firekeepers Development Authority
760,000	13.875%, 5/1/2015[d]	820,800
	Ford Motor Credit Company, LLC
1,130,000	7.250%, 10/25/2011	1,108,301
900,000	8.000%, 6/1/2014	875,065
750,000	8.700%, 10/1/2014	749,166
	Hyatt Hotels Corporation
1,900,000	5.750%, 8/15/2015[d]	1,936,548
	J.C. Penney Corporation, Inc.
700,000	7.950%, 4/1/2017	740,250
	Macy’s Retail Holdings, Inc.
1,320,000	8.875%, 7/15/2015	1,395,900

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Consumer Cyclical (4.7%) - continued
	MGM MIRAGE
$950,000	10.375%, 5/15/2014[d]	$1,011,750
	Mohegan Tribal Gaming Authority
1,130,000	11.500%, 11/1/2017[d]	1,104,575
	Nissan Motor Acceptance Corporation
2,650,000	5.625%, 3/14/2011[d]	2,717,763
	Rite Aid Corporation
750,000	9.500%, 6/15/2017	611,250
	SLM Student Loan Trust
535,622	0.309%, 12/15/2009[a]	531,864
	Time Warner, Inc.
1,900,000	5.875%, 11/15/2016	2,036,777
	Toll Bros Finance Corporation
1,900,000	6.750%, 11/1/2019	1,867,120
	Toys R Us Property Company I, LLC
750,000	10.750%, 7/15/2017[d]	813,750
	Universal City Development Partners, Ltd.
1,130,000	8.875%, 11/15/2015[d,e]	1,118,700
	Viacom, Inc.
2,700,000	6.250%, 4/30/2016	2,932,972
	Volvo Treasury AB
1,900,000	5.950%, 4/1/2015[d]	1,931,521
	Wal-Mart Stores, Inc.
1,930,000	5.875%, 4/5/2027	2,057,378
	WMG Acquisition Corporation
750,000	9.500%, 6/15/2016[d]	800,625

	Total Consumer Cyclical	34,954,060

Consumer Non-Cyclical (5.5%)
	Altria Group, Inc.
800,000	8.500%, 11/10/2013	928,170
1,750,000	9.700%, 11/10/2018	2,154,542
1,500,000	9.950%, 11/10/2038	1,956,306
	AmerisourceBergen Corporation
2,000,000	5.875%, 9/15/2015	2,170,634
	Anheuser-Busch InBev Worldwide, Inc.
1,875,000	5.375%, 11/15/2014[d]	1,993,588
1,100,000	6.875%, 11/15/2019[d]	1,225,270
2,250,000	5.375%, 1/15/2020[d]	2,287,364
	Cargill, Inc.
2,400,000	5.600%, 9/15/2012[d]	2,574,974
	Constellation Brands, Inc.
1,500,000	7.250%, 5/15/2017	1,503,750
	DaVita, Inc.
750,000	7.250%, 3/15/2015	740,625
	Dean Foods Company
800,000	7.000%, 6/1/2016	776,000
	Del Monte Corporation
750,000	7.500%, 10/15/2019[d]	761,250
	General Mills, Inc.
1,000,000	5.650%, 9/10/2012	1,091,867
2,400,000	5.200%, 3/17/2015	2,600,244
	HCA, Inc.
760,000	6.750%, 7/15/2013	739,100
750,000	9.625%, 11/15/2016	795,938
1,510,000	8.500%, 4/15/2019[d]	1,600,600

The accompanying Notes to Financial Statements are an integral part of this schedule.
175

Income Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Consumer Non-Cyclical (5.5%) - continued
	Kroger Company
$1,500,000	6.400%, 8/15/2017	$1,660,226
875,000	6.150%, 1/15/2020	958,206
	McKesson Corporation
900,000	7.500%, 2/15/2019	1,058,751
	Merck & Company, Inc.
1,900,000	5.000%, 6/30/2019	2,022,126
	Novartis Securities Investment, Ltd.
1,650,000	5.125%, 2/10/2019	1,756,664
	Roche Holdings, Inc.
3,000,000	6.000%, 3/1/2019[d]	3,346,677
	Safeway, Inc.
900,000	6.350%, 8/15/2017	991,458
	Smithfield Foods, Inc.
750,000	10.000%, 7/15/2014[d]	787,500
	SUPERVALU, Inc.
730,000	7.500%, 11/15/2014	728,175
	Tenet Healthcare Corporation
1,130,000	10.000%, 5/1/2018[d]	1,245,825
	U.S. Oncology, Inc.
770,000	9.125%, 8/15/2017[d]	812,350

	Total Consumer Non-Cyclical	41,268,180

Energy (8.7%)
	Anadarko Petroleum Corporation
650,000	5.750%, 6/15/2014	699,160
1,100,000	5.950%, 9/15/2016	1,179,748
	Apache Corporation
2,200,000	5.250%, 4/15/2013	2,379,001
	Cenovus Energy, Inc.
1,050,000	4.500%, 9/15/2014[d]	1,078,138
1,500,000	6.750%, 11/15/2039[d]	1,638,776
	CenterPoint Energy Resources Corporation
3,650,000	6.125%, 11/1/2017	3,809,804
	Chesapeake Energy Corporation
1,880,000	6.500%, 8/15/2017	1,762,500
	Energy Transfer Partners, LP
3,350,000	6.700%, 7/1/2018	3,650,143
	Enterprise Products Operating, LLC
2,475,000	5.600%, 10/15/2014	2,652,237
2,250,000	6.300%, 9/15/2017	2,469,798
	EOG Resources, Inc.
1,500,000	5.875%, 9/15/2017	1,649,622
	EQT Corporation
800,000	8.125%, 6/1/2019	916,624
	Ferrellgas Partners, LP
1,130,000	6.750%, 5/1/2014	1,079,150
	Kinder Morgan Energy Partners, LP
1,900,000	5.800%, 3/1/2021	1,957,180
	Magellan Midstream Partners, LP
1,800,000	6.450%, 6/1/2014	1,956,767
	Nexen, Inc.
1,925,000	6.400%, 5/15/2037	1,903,823
	Noble Energy, Inc.
1,900,000	8.250%, 3/1/2019	2,278,510
	ONEOK Partners, LP
1,000,000	8.625%, 3/1/2019	1,197,784

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Energy (8.7%) - continued
$1,750,000	6.850%, 10/15/2037	$1,891,248
	PetroHawk Energy Corporation
1,300,000	10.500%, 8/1/2014	1,417,000
	Petroleos Mexicanos
1,900,000	4.875%, 3/15/2015[d]	1,871,690
	Petroleum Company of Trinidad & Tobago, Ltd.
750,000	9.750%, 8/14/2019[d]	851,250
	Pioneer Natural Resources Company
1,500,000	6.875%, 5/1/2018	1,434,464
	Plains All American Pipeline, LP
550,000	4.250%, 9/1/2012	565,146
1,850,000	6.500%, 5/1/2018	1,994,975
	Plains Exploration & Production Company
1,130,000	8.625%, 10/15/2019	1,132,825
	Premcor Refining Group, Inc.
1,500,000	6.125%, 5/1/2011	1,575,284
1,850,000	6.750%, 5/1/2014	1,907,221
	Tesoro Corporation
750,000	9.750%, 6/1/2019	770,625
	Transcontinental Gas Pipe Line Corporation
2,000,000	8.875%, 7/15/2012	2,295,938
600,000	6.400%, 4/15/2016	661,157
	Transocean, Inc.
2,300,000	6.000%, 3/15/2018	2,492,754
	Weatherford International, Ltd.
1,900,000	6.000%, 3/15/2018	1,946,229
	Western Oil Sands, Inc.
1,900,000	8.375%, 5/1/2012	2,146,749
	Williams Companies, Inc.
1,900,000	8.750%, 1/15/2020	2,177,767
	XTO Energy, Inc.
1,900,000	5.300%, 6/30/2015	2,026,523
1,500,000	6.750%, 8/1/2037	1,659,654

	Total Energy	65,077,264

Financials (25.4%)
	Abbey National Capital Trust I
1,910,000	8.963%, 6/30/2030	1,848,248
	Ace INA Holdings, Inc.
775,000	5.800%, 3/15/2018	839,346
750,000	5.900%, 6/15/2019	820,907
	Achmea Hypotheekbank NV
1,700,000	3.200%, 11/3/2014[d,e]	1,708,675
	American Express Centurion Bank
1,450,000	5.550%, 10/17/2012	1,547,868
	American Express Credit Corporation
850,000	7.300%, 8/20/2013	954,613
1,500,000	5.125%, 8/25/2014	1,580,254
	American International Group, Inc.
1,550,000	8.250%, 8/15/2018	1,321,017
	Associates Corporation of North America
2,200,000	6.950%, 11/1/2018	2,278,630
	Australia & New Zealand Banking Group, Ltd.
1,400,000	6.200%, 7/19/2013[d]	1,529,844

The accompanying Notes to the Financial Statements are an integral part of this schedule.
176

Income Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Financials (25.4%) - continued
	AXA SA
$2,600,000	6.463%, 12/14/2018[d]	$2,141,750
	Bank of America Corporation
500,000	6.000%, 9/1/2017	510,481
1,100,000	8.000%, 1/30/2018	989,208
1,900,000	5.650%, 5/1/2018	1,920,389
1,600,000	8.125%, 5/15/2018	1,438,848
	Barclays Bank plc
925,000	5.200%, 7/10/2014	986,349
2,300,000	7.434%, 12/15/2017[d]	2,116,000
1,100,000	6.750%, 5/22/2019	1,236,906
	Bear Stearns Companies, Inc.
1,100,000	6.400%, 10/2/2017	1,202,313
	BNP Paribas SA
2,100,000	5.186%, 6/29/2015[a,d]	1,758,095
	Boston Properties, Inc.
2,250,000	5.875%, 10/15/2019	2,269,890
	Cantor Fitzgerald, LP
1,050,000	7.875%, 10/15/2019[d]	1,057,298
	Capital One Capital V
1,075,000	10.250%, 8/15/2039	1,226,822
	Capital One Financial Corporation
750,000	7.375%, 5/23/2014	851,238
930,000	6.150%, 9/1/2016	925,099
800,000	6.750%, 9/15/2017	849,866
	Charles Schwab Corporation
750,000	4.950%, 6/1/2014	799,147
	CIGNA Corporation
2,250,000	6.350%, 3/15/2018	2,222,233
	CIT Group, Inc.
600,000	5.400%, 2/13/2012	393,068
1,003,000	7.625%, 11/30/2012	649,747
	Citigroup, Inc.
1,500,000	6.500%, 8/19/2013	1,607,922
1,500,000	5.000%, 9/15/2014	1,478,999
1,300,000	8.500%, 5/22/2019	1,519,578
	CME Group, Inc.
3,700,000	5.400%, 8/1/2013	4,007,315
	Commonwealth Bank of Australia
1,900,000	5.000%, 10/15/2019[d]	1,908,523
	Corestates Capital Trust I
1,000,000	8.000%, 12/15/2026[d]	987,413
	Coventry Health Care, Inc.
1,200,000	5.875%, 1/15/2012	1,211,266
	Credit Agricole SA
2,400,000	6.637%, 5/31/2017[d]	1,896,000
	Credit Suisse/New York, NY
2,500,000	6.000%, 2/15/2018	2,634,550
	Discover Financial Services
1,100,000	10.250%, 7/15/2019	1,290,161
	Endurance Specialty Holdings, Ltd.
2,800,000	6.150%, 10/15/2015	2,981,236
	ERP Operating, LP
1,500,000	5.125%, 3/15/2016	1,478,972
1,100,000	5.750%, 6/15/2017	1,107,344
	Fifth Third Bancorp
1,700,000	5.450%, 1/15/2017	1,504,361
	FMR, LLC
1,950,000	5.350%, 11/15/2021[d]	1,944,209

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Financials (25.4%) - continued
	GATX Corporation
$1,125,000	4.750%, 10/1/2012	$1,145,890
	General Electric Capital Corporation
1,630,000	5.625%, 9/15/2017	1,684,023
1,100,000	6.000%, 8/7/2019	1,156,198
925,000	6.875%, 1/10/2039	996,799
2,500,000	6.375%, 11/15/2067	2,168,750
	General Motors Acceptance Corporation, LLC
800,000	7.250%, 3/2/2011[d]	786,000
1,500,000	6.875%, 9/15/2011[d]	1,440,000
	Goldman Sachs Group, Inc.
750,000	3.625%, 8/1/2012	772,730
3,500,000	5.125%, 1/15/2015	3,687,722
1,500,000	5.350%, 1/15/2016	1,573,698
900,000	5.950%, 1/18/2018	948,302
700,000	6.750%, 10/1/2037	737,283
	HSBC Capital Funding, LP/Jersey Channel Islands
2,500,000	9.547%, 6/30/2010[d]	2,562,500
	HSBC Holdings plc
1,300,000	6.800%, 6/1/2038	1,492,343
	International Lease Finance Corporation
2,095,000	5.750%, 6/15/2011	1,881,846
1,100,000	5.300%, 5/1/2012	912,307
	J.P. Morgan Chase & Company
1,700,000	5.750%, 1/2/2013	1,830,150
3,400,000	7.900%, 4/30/2018	3,418,802
1,900,000	6.300%, 4/23/2019	2,085,265
	J.P. Morgan Chase Capital XXVII
1,900,000	7.000%, 11/1/2039	1,912,730
	Keybank National Association
1,750,000	5.500%, 9/17/2012	1,807,052
	Liberty Property, LP
1,830,000	5.500%, 12/15/2016	1,699,755
	Lukoil International Finance BV
1,900,000	6.375%, 11/5/2014[d,e]	1,903,781
750,000	7.250%, 11/5/2019[d,e]	744,503
	Macquarie Group, Ltd.
1,500,000	7.300%, 8/1/2014[d]	1,628,148
750,000	7.625%, 8/13/2019[d]	828,413
	Merrill Lynch & Company, Inc.
2,750,000	5.450%, 2/5/2013	2,875,705
1,900,000	6.875%, 4/25/2018	2,045,728
2,000,000	7.750%, 5/14/2038	2,251,436
	MetLife Capital Trust X
2,200,000	9.250%, 4/8/2038[d]	2,398,000
	MetLife, Inc.
1,800,000	6.817%, 8/15/2018	2,015,591
	Morgan Stanley
2,600,000	4.750%, 4/1/2014	2,607,803
1,100,000	5.450%, 1/9/2017	1,109,053
1,550,000	6.625%, 4/1/2018	1,661,349
1,900,000	5.625%, 9/23/2019	1,911,930
	MUFG Capital Finance 1, Ltd.
3,020,000	6.346%, 7/25/2016	2,790,030
	National City Bank
1,900,000	5.800%, 6/7/2017	1,894,423

The accompanying Notes to Financial Statements are an integral part of this schedule.
177

Income Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Financials (25.4%) - continued
	Nationwide Health Properties, Inc.
$2,850,000	6.250%, 2/1/2013	$2,922,709
	New York Life Insurance Company
1,500,000	6.750%, 11/15/2039[d]	1,521,054
	Preferred Term Securities XXIII, Ltd.
3,201,264	0.499%, 12/22/2009[a,b]	1,376,543
	ProLogis
830,000	5.500%, 4/1/2012	841,146
1,400,000	5.625%, 11/15/2015	1,336,454
1,125,000	7.375%, 10/30/2019	1,128,531
	Prudential Financial, Inc.
950,000	3.625%, 9/17/2012	965,463
750,000	6.200%, 1/15/2015	799,800
1,600,000	6.000%, 12/1/2017	1,620,891
725,000	5.900%, 3/17/2036	671,256
725,000	5.700%, 12/14/2036	652,313
	QBE Insurance Group, Ltd.
1,120,000	9.750%, 3/14/2014[d]	1,279,431
	Rabobank Nederland
750,000	11.000%, 6/30/2019[d]	941,250
	Regency Centers, LP
1,500,000	5.875%, 6/15/2017	1,412,946
	Reinsurance Group of America, Inc.
3,100,000	5.625%, 3/15/2017	3,048,242
	Resona Bank, Ltd.
4,000,000	5.850%, 4/15/2016[d]	3,500,000
	Royal Bank of Scotland Group plc
1,125,000	6.400%, 10/21/2019	1,147,196
	Royal Bank of Scotland plc
1,850,000	4.875%, 8/25/2014[d]	1,882,862
	Simon Property Group, LP
925,000	6.750%, 5/15/2014	995,309
1,485,000	5.750%, 12/1/2015	1,531,876
750,000	10.350%, 4/1/2019	943,508
	SLM Corporation
1,200,000	4.500%, 7/26/2010	1,183,256
1,275,000	5.400%, 10/25/2011	1,203,600
	Svenska Handelsbanken AB
2,250,000	4.875%, 6/10/2014[d]	2,361,877
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/25/2016[d]	2,002,000
	Travelers Companies, Inc.
550,000	6.250%, 6/15/2037	606,629
	Travelers Property Casualty Corporation
900,000	5.000%, 3/15/2013	958,687
	UnitedHealth Group, Inc.
1,500,000	6.500%, 6/15/2037	1,523,097
	Unum Group
1,500,000	7.125%, 9/30/2016	1,541,982
	Wachovia Bank NA
1,220,000	4.875%, 2/1/2015	1,251,281
	Wachovia Capital Trust III
2,225,000	5.800%, 3/15/2011	1,591,988
	Wachovia Corporation
1,500,000	5.250%, 8/1/2014	1,559,239
	WEA Finance, LLC
1,000,000	7.125%, 4/15/2018[d]	1,032,746

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Financials (25.4%) - continued
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
$1,150,000	7.500%, 6/2/2014[d]	$1,252,601
	Wells Fargo & Company
1,100,000	7.980%, 3/15/2018	1,029,875
	Westpac Banking Corporation
1,900,000	4.200%, 2/27/2015	1,937,181
	Willis North America, Inc.
2,940,000	6.200%, 3/28/2017	2,876,164
1,100,000	7.000%, 9/29/2019	1,116,427
	XL Capital, Ltd.
1,900,000	6.250%, 5/15/2027	1,675,418

	Total Financials	190,120,864

Foreign (1.5%)
	Abu Dhabi National Energy Company
1,100,000	4.750%, 9/15/2014[d]	1,121,996
900,000	6.250%, 9/16/2019[d]	907,030
	Brazil Government International Bond
1,850,000	5.625%, 1/7/2041	1,739,000
	Corporacion Andina de Fomento
1,250,000	8.125%, 6/4/2019	1,485,425
	Export-Import Bank of Korea
925,000	5.875%, 1/14/2015	974,985
	Korea Expressway Corporation
750,000	4.500%, 3/23/2015[d]	748,583
	Petrobras International Finance Company
1,200,000	5.750%, 1/20/2020	1,196,400
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
1,250,000	5.298%, 9/30/2020[d]	1,268,387
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
750,000	5.500%, 9/30/2014[d]	800,354
900,000	5.832%, 9/30/2016[d]	954,018

	Total Foreign	11,196,178

Mortgage-Backed Securities (4.5%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
14,500,000	5.500%, 11/1/2039[e]	15,261,250
13,000,000	6.000%, 11/1/2039[e]	13,808,444
4,500,000	6.500%, 11/1/2039[e]	4,830,471

	Total Mortgage-Backed Securities	33,900,165

Technology (1.6%)
	Avago Technologies Finance Pte
1,130,000	10.125%, 12/1/2013	1,190,737
	Dell, Inc.
1,900,000	5.875%, 6/15/2019	2,045,094
	International Game Technology
1,650,000	7.500%, 6/15/2019	1,823,593
	Oracle Corporation
1,100,000	5.000%, 7/8/2019	1,159,478
1,100,000	6.125%, 7/8/2039	1,210,243

The accompanying Notes to the Financial Statements are an integral part of this schedule.
178

Income Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Technology (1.6%) - continued
	Seagate Technology HDD Holdings
$1,130,000	6.800%, 10/1/2016	$1,107,400
	SunGard Data Systems, Inc.
1,100,000	9.125%, 8/15/2013	1,119,250
	TDIC Finance, Ltd.
1,100,000	6.500%, 7/2/2014[d]	1,197,809
	Xerox Corporation
950,000	8.250%, 5/15/2014	1,094,568

	Total Technology	11,948,172

Transportation (2.5%)
	American Airlines Pass Through Trust
1,100,000	10.375%, 7/2/2019	1,221,000
	Continental Airlines, Inc.
675,000	7.250%, 11/10/2019[e]	684,281
1,350,000	5.983%, 4/19/2022	1,309,500
	CSX Corporation
1,900,000	7.900%, 5/1/2017	2,236,798
	Delta Air Lines, Inc.
1,400,000	7.111%, 9/18/2011	1,382,500
750,000	9.500%, 9/15/2014[d]	765,000
	FedEx Corporation
4,064,608	6.720%, 1/15/2022	4,447,098
	Kansas City Southern de Mexico SA de CV
1,320,000	7.375%, 6/1/2014	1,247,400
	Navios Maritime Holdings, Inc.
190,000	8.875%, 11/1/2017[d]	192,850
	Union Pacific Corporation
1,900,000	5.450%, 1/31/2013	2,048,713
1,400,000	5.700%, 8/15/2018	1,504,955
	United Air Lines, Inc.
1,700,000	10.400%, 11/1/2016	1,734,000

	Total Transportation	18,774,095

U.S. Government and Agencies (4.9%)
	Federal Home Loan Banks
4,200,000	3.625%, 10/18/2013	4,441,613
	Federal Home Loan Mortgage Corporation
2,500,000	4.125%, 9/27/2013	2,688,413
	Federal National Mortgage Association
7,000,000	5.250%, 8/1/2012[f,g]	7,486,500
	U.S. Treasury Notes
3,800,000	2.750%, 2/28/2013	3,942,796
1,900,000	2.625%, 6/30/2014	1,936,368
1,700,000	3.250%, 5/31/2016[h]	1,738,915
2,710,000	4.000%, 8/15/2018	2,849,947
3,800,000	2.750%, 2/15/2019	3,611,186
	U.S. Treasury Notes, TIPS
2,175,386	2.000%, 7/15/2014	2,294,523
3,205,980	2.500%, 7/15/2016	3,483,749
1,957,342	1.625%, 1/15/2018	2,005,052

	Total U.S. Government and Agencies	36,479,062

Utilities (6.9%)
	AES Corporation
1,150,000	8.000%, 6/1/2020	1,150,000

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Utilities (6.9%) - continued
	Cleveland Electric Illuminating Company
$1,065,000	5.700%, 4/1/2017	$1,111,165
	Columbus Southern Power Company
1,600,000	6.050%, 5/1/2018	1,715,997
	Commonwealth Edison Company
2,170,000	7.500%, 7/1/2013	2,442,528
1,000,000	6.150%, 9/15/2017	1,105,273
	Consolidated Natural Gas Company
1,100,000	5.000%, 12/1/2014	1,166,158
	Dominion Resources, Inc.
550,000	5.200%, 8/15/2019	569,491
	DTE Energy Company
1,500,000	6.375%, 4/15/2033	1,332,084
	El Paso Corporation
1,330,000	8.250%, 2/15/2016	1,376,813
	Enbridge Energy Partners, LP
1,100,000	8.050%, 10/1/2037	1,031,250
	Enel Finance International SA
1,125,000	3.875%, 10/7/2014[d]	1,137,861
	Exelon Generation Company, LLC
600,000	5.200%, 10/1/2019	611,984
	Florida Power Corporation
1,000,000	6.400%, 6/15/2038	1,147,046
	Illinois Power Company
1,800,000	6.125%, 11/15/2017	1,921,273
	ITC Holdings Corporation
2,000,000	5.875%, 9/30/2016[d]	2,031,934
2,500,000	6.050%, 1/31/2018[d]	2,525,218
	MidAmerican Energy Holdings Company
1,600,000	6.125%, 4/1/2036	1,706,731
2,200,000	6.500%, 9/15/2037	2,448,717
	Mirant Americas Generation, LLC
750,000	8.300%, 5/1/2011	763,125
	National Rural Utilities Cooperative Finance Corporation
1,500,000	3.875%, 9/16/2015	1,534,430
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	1,862,078
	Nisource Finance Corporation
1,700,000	6.400%, 3/15/2018	1,752,511
	NRG Energy, Inc.
1,000,000	7.375%, 2/1/2016	993,750
	Ohio Edison Company
950,000	6.875%, 7/15/2036	1,041,507
	Ohio Power Company
1,300,000	5.375%, 10/1/2021	1,320,866
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,310,536
	Power Contract Financing, LLC
237,302	6.256%, 2/1/2010[b]	238,987
	Power Receivables Finance, LLC
1,056,579	6.290%, 1/1/2012[b]	1,077,499
	Progress Energy, Inc.
725,000	7.000%, 10/30/2031	833,711

The accompanying Notes to Financial Statements are an integral part of this schedule.
179

Income Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (96.7%)	Value
Utilities (6.9%) - continued
	PSEG Power, LLC
$3,200,000	5.000%, 4/1/2014	$3,355,862
	RRI Energy, Inc.
553,000	6.750%, 12/15/2014	562,678
	Southern Star Central Corporation
2,400,000	6.750%, 3/1/2016	2,292,000
	Southwestern Public Service Company
1,730,000	6.000%, 10/1/2036	1,792,130
	Union Electric Company
1,600,000	6.400%, 6/15/2017	1,751,739
	Virginia Electric and Power Company
700,000	5.950%, 9/15/2017	770,840
700,000	6.350%, 11/30/2037	791,546

	Total Utilities	51,577,318

	Total Long-Term Fixed Income (cost $719,827,216)	724,291,768

Shares	Mutual Funds (1.6%)	Value
Fixed Income Mutual Funds (1.6%)
2,749,045	Thrivent High Yield Fund	12,288,232

	Total Fixed Income Mutual Funds	12,288,232

	Total Mutual Funds (cost $9,700,000)	12,288,232

Shares	Preferred Stock (0.1%)	Value
Financials (0.1%)
238,000	Federal National Mortgage Association, 8.250%[i]	273,700
100	GMAC, Inc., 7.000%[d]	61,065

	Total Financials	334,765

	Total Preferred Stock (cost $4,506,904)	334,765

Shares	Collateral Held for Securities Loaned (0.2%)	Value
1,776,500	Thrivent Financial Securities Lending Trust	1,776,500

	Total Collateral Held for Securities Loaned (cost $1,776,500)	1,776,500

Shares or Principal Amount	Short-Term Investments (5.7%)[j]	Value
	Enterprise Funding Corporation
8,040,000	0.100%, 11/2/2009	8,039,978
	Federal Home Loan Bank Discount Notes
15,330,000	0.083%, 11/12/2009	15,329,610
3,000,000	0.080%, 11/13/2009	2,999,920
5,000,000	0.070%, 11/20/2009	4,999,815
250,000	0.200%, 3/17/2010[g]	249,815

Shares or Principal Amount	Short-Term Investments (5.7%)[j]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
$10,600,000	0.070%, 11/17/2009	$10,599,670
120,371	Thrivent Money Market Fund	120,371

	Total Short-Term Investments (at amortized cost)	42,339,179

	Total Investments (cost $778,149,799) 104.3%	$781,030,444

	Other Assets and Liabilities, Net (4.3%)	(32,061,392)

	Total Net Assets 100.0%	$748,969,052

a	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
b	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of October 31, 2009.

Security	Acquisition Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$3,000,000
Capitalsource Commercial Loan Trust	4/5/2007	1,680,528
Commercial Mortgage Pass-Through Certificates	10/18/2006	4,000,000
Commercial Mortgage Pass-Through Certificates	5/2/2007	3,500,000
Power Contract Financing, LLC	6/11/2003	237,265
Power Receivables Finance, LLC	9/30/2003	1,056,268
Preferred Term Securities XXIII, Ltd.	9/14/2006	3,201,264
Systems 2001 Asset Trust, LLC	6/4/2001	1,837,463
Wachovia Bank Commercial Mortgage Trust	4/25/2007	10,000,335

c	All or a portion of the security is insured or guaranteed.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2009, the value of these investments was $140,710,534 or 18.8% of total net assets.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	At October 31, 2009, $2,941,125 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	At October 31, 2009, $527,726 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
h	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
i	Non-income producing security.

The accompanying Notes to the Financial Statements are an integral part of this schedule.
180

Income Fund

Schedule of Investments as of October 31, 2009

j	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$42,269,258
Gross unrealized depreciation	(39,513,525)

Net unrealized appreciation (depreciation)	$2,755,733

Cost for federal income tax purposes	$778,274,711

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Income Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	19,820,392	–	19,820,392	–
Basic Materials	32,603,729	–	32,603,729	–
Capital Goods	21,140,779	–	21,140,779	–
Collateralized Mortgage Obligations	17,909,142	–	17,909,142	–
Commercial Mortgage-Backed Securities	59,325,764	–	52,744,514	6,581,250
Communications Services	78,196,604	–	78,196,604	–
Consumer Cyclical	34,954,060	–	34,954,060	–
Consumer Non-Cyclical	41,268,180	–	41,268,180	–
Energy	65,077,264	–	65,077,264	–
Financials	190,120,864	–	190,120,864	–
Foreign	11,196,178	–	11,196,178	–
Mortgage-Backed Securities	33,900,165	–	33,900,165	–
Technology	11,948,172	–	11,948,172	–
Transportation	18,774,095	–	14,348,095	4,426,000
U.S. Government and Agencies	36,479,062	–	36,479,062	–
Utilities	51,577,318	–	51,577,318	–

Mutual Funds
Fixed Income Mutual Funds	12,288,232	12,288,232	–	–

Preferred Stock
Financials	334,765	273,700	61,065	–
Collateral Held for Securities Loaned	1,776,500	1,776,500	–	–
Short-Term Investments	42,339,179	120,371	42,218,808	–

Total	$781,030,444	$14,458,803	$755,564,391	$11,007,250

Other Financial Instruments*	($467,887)	($587,755)	$119,868	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Income Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value October 31, 2009
Long-Term Fixed Income
Commercial Mortgage-Backed Securities	–	–	–	339,755	–	6,241,495	6,581,250
Transportation	2,086,842	(21,919)	(1,041,649)	2,368,220	(4,129,244)	5,163,750	4,426,000

Total	$2,086,842	($21,919)	($1,041,649)	$2,707,975	($4,129,244)	$11,405,245	$11,007,250

The accompanying Notes to Financial Statements are an integral part of this schedule.
181

Income Fund

Schedule of Investments as of October 31, 2009

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	155	December 2009	$33,405,394	$33,729,454	$324,060
5-Yr. U.S. Treasury Bond Futures	(185)	December 2009	(21,171,818)	(21,543,829)	(372,011)
10-Yr. U.S. Treasury Bond Futures	(860)	December 2009	(100,198,505)	(102,004,066)	(1,805,561)
20-Yr. U.S. Treasury Bond Futures	530	December 2009	62,417,055	63,682,812	1,265,757
Total Futures Contracts					($587,755)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 12, 5 Year, at 1.00%; Bank of America	Sell	6/20/2014	$5,900,000	$164,318	($44,450)	$119,868
Total Credit Default Swaps					($44,450)	$119,868

1	As the buyer of protection, Income Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Income Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,589,817
Total Interest Rate Contracts		1,589,817

Credit Contracts
Credit Default Swap	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	119,868
Total Credit Contracts		119,868

Total Asset Derivatives		$1,709,685

Liability Derivatives

Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,177,572
Total Interest Rate Contracts		2,177,572

Total Liability Derivatives		$2,177,572

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to the Financial Statements are an integral part of this schedule.
182

Income Fund

Schedule of Investments as of October 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Future	Net realized gains/(losses) on Futures contracts	(4,476,384)

Total Interest Rate Contracts		(4,476,384)

Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(5,111,585)

Total Credit Contracts		(5,111,585)

Total		($9,587,969)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,683)
Total Interest Rate Contracts		(2,683)
Credit Contracts
Credit Default Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	1,880,128
Total Credit Contracts		1,880,128

Total		$1,877,445

The following table presents Income Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$170,502,757	25.4%	N/A	N/A
Credit Contracts	N/A	N/A	$18,967,524	2.8%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
High Yield	$–	$9,700,000	$–	2,749,045	$12,288,232	$624,135
Money Market	6,179,037	77,706,321	83,764,987	120,371	120,371	57,264
Thrivent Financial Securities Lending Trust	21,097,170	137,628,672	156,949,342	1,776,500	1,776,500	125,976
Total Value and Income Earned	27,276,207				14,185,103	807,375

The accompanying Notes to Financial Statements are an integral part of this schedule.
183

Core Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Asset-Backed Securities (6.5%)
	Americredit Automobile Receivables Trust
$2,016,175	0.324%, 11/6/2009[a,b]	$1,999,556
	Associates Manufactured Housing Contract Pass-Through Certificates
131,766	7.900%, 3/15/2027	131,952
	Bear Stearns Mortgage Funding Trust
1,181,408	0.384%, 11/25/2009[b]	221,826
	Countrywide Asset-Backed Certificates
1,440,204	5.549%, 4/25/2036[a]	1,101,253
	Credit Based Asset Servicing and Securitization, LLC
1,173,316	5.501%, 12/25/2036	893,378
	First Franklin Mortgage Loan Asset-Backed Certificates
682,351	0.334%, 11/25/2009[b]	659,670
	First Horizon ABS Trust
2,693,786	0.374%, 11/25/2009[a,b]	1,190,303
2,237,072	0.404%, 11/25/2009[a,b]	701,470
	GMAC Mortgage Corporation Loan Trust
3,584,539	0.424%, 11/25/2009[a,b]	1,000,667
2,923,876	0.424%, 11/25/2009[a,b]	1,251,171
	Green Tree Financial Corporation
581,683	7.650%, 10/15/2027	580,227
	Merna Reinsurance, Ltd.
2,300,000	2.033%, 12/31/2009[b,c]	2,259,750
	Popular ABS Mortgage Pass-Through Trust
163,141	4.000%, 12/25/2034	161,216
900,000	5.297%, 11/25/2035	500,593
	Renaissance Home Equity Loan Trust
4,619,471	5.608%, 5/25/2036	4,275,810
1,000,000	5.285%, 1/25/2037	846,061
	Residential Asset Securities Corporation
38,386	4.160%, 7/25/2030	37,729
	SLM Student Loan Trust
2,190	0.292%, 1/25/2010[b]	2,188
	Wachovia Asset Securitization, Inc.
3,410,758	0.384%, 11/25/2009[a,b,d]	1,562,025

	Total Asset-Backed Securities	19,376,845

Basic Materials (1.9%)
	ArcelorMittal
1,000,000	6.125%, 6/1/2018	987,701
	Barrick Gold Corporation
1,000,000	6.950%, 4/1/2019	1,141,485
	Dow Chemical Company
1,000,000	8.550%, 5/15/2019	1,141,623
	Noble Group, Ltd.
1,200,000	6.750%, 1/29/2020[c]	1,201,413
	Rio Tinto Finance USA, Ltd.
800,000	9.000%, 5/1/2019	995,343

	Total Basic Materials	5,467,565

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Capital Goods (2.1%)
	Bemis Company, Inc.
$900,000	5.650%, 8/1/2014	$954,715
	Deere & Company
800,000	4.375%, 10/16/2019	805,444
	Honeywell International, Inc.
775,000	5.300%, 3/1/2018	832,634
	Hutchinson Whampoa Finance, Ltd.
1,000,000	5.750%, 9/11/2019[c]	1,011,763
	L-3 Communications Corporation
800,000	5.200%, 10/15/2019[c]	807,898
	Textron, Inc.
500,000	7.250%, 10/1/2019	509,213
	United Technologies Corporation
1,150,000	4.875%, 5/1/2015	1,254,160

	Total Capital Goods	6,175,827

Collateralized Mortgage Obligations (6.0%)
	Banc of America Mortgage Securities, Inc.
3,089,451	4.798%, 9/25/2035	2,601,772
	Chase Mortgage Finance Corporation
568,404	5.398%, 1/25/2036	169,778
	Countrywide Alternative Loan Trust
1,874,471	6.000%, 1/25/2037	1,355,291
	HomeBanc Mortgage Trust
2,051,108	5.993%, 4/25/2037	1,407,302
	J.P. Morgan Alternative Loan Trust
3,030,392	5.800%, 3/25/2036	2,052,845
	J.P. Morgan Mortgage Trust
919,799	5.754%, 6/25/2036	793,299
	Merrill Lynch Mortgage Investors, Inc.
2,730,788	4.872%, 6/25/2035	2,504,477
	Thornburg Mortgage Securities Trust
1,977,755	0.354%, 11/25/2009[b]	1,912,321
	WaMu Mortgage Pass Through Certificates
1,335,564	5.837%, 8/25/2046	1,151,860
	Washington Mutual Mortgage Pass-Through Certificates
1,832,341	4.826%, 9/25/2035	1,573,154
	Wells Fargo Mortgage Backed Securities Trust
2,355,635	6.000%, 7/25/2037	2,042,779

	Total Collateralized Mortgage Obligations	17,564,878

Commercial Mortgage-Backed Securities (11.5%)
	Bear Stearns Commercial Mortgage Securities, Inc.
5,000,000	0.395%, 11/15/2009[b,d]	4,142,380
1,750,000	5.835%, 9/11/2042	1,224,125

The accompanying Notes to Financial Statements are an integral part of this schedule.
184

Core Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Commercial Mortgage-Backed Securities (11.5%) - continued
	Commercial Mortgage Pass-Through Certificates
$135,903	0.345%, 11/15/2009[b,c]	$134,893
4,000,000	0.375%, 11/15/2009[b,d]	3,121,260
	Credit Suisse Mortgage Capital Certificates
4,000,000	0.415%, 11/15/2009[b,c]	3,057,880
	Crown Castle Towers, LLC
2,000,000	5.245%, 11/15/2036[c]	2,025,000
	Greenwich Capital Commercial Funding Corporation
3,500,000	5.867%, 12/10/2049	2,719,678
	GS Mortgage Securities Corporation II
3,000,000	0.374%, 11/6/2009[b,c]	2,777,307
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,200,000	5.336%, 5/15/2047	2,879,984
2,500,000	6.007%, 6/15/2049	2,302,895
	Merrill Lynch Mortgage Trust
3,250,000	5.441%, 1/12/2044	2,912,504
	TIAA Seasoned Commercial Mortgage Trust
3,500,000	5.788%, 8/15/2039	3,638,008
	Wachovia Bank Commercial Mortgage Trust
3,125,000	5.765%, 7/15/2045	3,012,216

	Total Commercial Mortgage-Backed Securities	33,948,130

Communications Services (4.8%)
	AT&T, Inc.
600,000	6.700%, 11/15/2013	681,510
300,000	6.500%, 9/1/2037	319,887
	Cellco Partnership/Verizon Wireless Capital, LLC
750,000	5.550%, 2/1/2014[c]	817,205
	Citizens Communications Company
681,000	6.250%, 1/15/2013	672,487
	Cox Communications, Inc.
875,000	9.375%, 1/15/2019[c]	1,096,131
750,000	8.375%, 3/1/2039[c]	899,148
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
500,000	7.625%, 5/15/2016	542,500
	France Telecom SA
900,000	4.375%, 7/8/2014	950,018
	New Cingular Wireless Services, Inc.
520,000	8.750%, 3/1/2031	685,671
	News America, Inc.
425,000	5.650%, 8/15/2020[c]	440,249
510,000	6.400%, 12/15/2035	509,955
	Rogers Communications, Inc.
975,000	6.750%, 3/15/2015	1,096,270
130,000	8.750%, 5/1/2032	166,977
	Telecom Italia Capital SA
1,175,000	5.250%, 10/1/2015	1,217,821

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Communications Services (4.8%) - continued
	Thomson Reuters Corporation
$800,000	4.700%, 10/15/2019	$803,643
	Time Warner Cable, Inc.
400,000	8.750%, 2/14/2019	493,362
	Verizon Communications, Inc.
990,000	5.550%, 2/15/2016	1,072,015
450,000	8.950%, 3/1/2039	611,117
	Vodafone Group plc
1,000,000	5.450%, 6/10/2019	1,048,539

	Total Communications Services	14,124,505

Consumer Cyclical (1.6%)
	CVS Caremark Corporation
1,000,000	6.125%, 9/15/2039	1,010,201
	Nissan Motor Acceptance Corporation
750,000	4.625%, 3/8/2010[c]	749,125
1,110,000	5.625%, 3/14/2011[c]	1,138,384
	Viacom, Inc.
850,000	4.375%, 9/15/2014	871,903
	Wal-Mart Stores, Inc.
800,000	5.875%, 4/5/2027	852,799

	Total Consumer Cyclical	4,622,412

Consumer Non-Cyclical (2.5%)
	Altria Group, Inc.
725,000	9.700%, 11/10/2018	892,596
	Anheuser-Busch InBev Worldwide, Inc.
1,500,000	5.375%, 11/15/2014[c]	1,594,870
	CareFusion Corporation
350,000	6.375%, 8/1/2019[c]	377,470
	HCA, Inc.
850,000	9.250%, 11/15/2016	888,250
	Johnson & Johnson
750,000	5.950%, 8/15/2037	840,462
	Kroger Company
800,000	6.400%, 8/15/2017	885,454
	Novartis Securities Investment, Ltd.
1,000,000	5.125%, 2/10/2019	1,064,645
	St. Jude Medical, Inc.
900,000	4.875%, 7/15/2019	928,385

	Total Consumer Non-Cyclical	7,472,132

Energy (3.6%)
	CenterPoint Energy Resources Corporation
1,150,000	6.125%, 11/1/2017	1,200,349
	ConocoPhillips
1,000,000	4.600%, 1/15/2015	1,072,723
	Enterprise Products Operating, LLC
1,000,000	9.750%, 1/31/2014	1,206,432
	EOG Resources, Inc.
1,000,000	5.875%, 9/15/2017	1,099,748
	Forest Oil Corporation
1,000,000	7.250%, 6/15/2019	932,500
	Marathon Oil Corporation
1,400,000	6.500%, 2/15/2014	1,557,287

The accompanying Notes to Financial Statements are an integral part of this schedule.
185

Core Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Energy (3.6%) - continued
	ONEOK Partners, LP
$650,000	8.625%, 3/1/2019	$778,560
	Plains All American Pipeline, LP
900,000	4.250%, 9/1/2012	924,784
	Transocean, Inc.
770,000	6.000%, 3/15/2018	834,531
	XTO Energy, Inc.
800,000	5.500%, 6/15/2018	833,926
200,000	6.375%, 6/15/2038	211,315

	Total Energy	10,652,155

Financials (18.8%)
	Ace INA Holdings, Inc.
775,000	5.800%, 3/15/2018	839,346
	American Express Bank FSB/Salt Lake City, UT
500,000	6.000%, 9/13/2017	525,780
	American Express Company
400,000	7.000%, 3/19/2018	442,086
	American Express Credit Corporation
800,000	7.300%, 8/20/2013	898,459
	Australia & New Zealand Banking Group, Ltd.
1,000,000	6.200%, 7/19/2013[c]	1,092,746
	Bank of America Corporation
1,100,000	6.500%, 8/1/2016	1,176,858
	Barclays Bank plc
1,000,000	6.750%, 5/22/2019	1,124,460
	Bear Stearns Companies, Inc.
800,000	6.400%, 10/2/2017	874,410
	Blackstone Holdings Finance Company, LLC
850,000	6.625%, 8/15/2019[c]	856,893
	Cantor Fitzgerald, LP
1,750,000	7.875%, 10/15/2019[c]	1,762,163
	Capital One Bank USA NA
900,000	8.800%, 7/15/2019	1,065,978
	Capital One Capital V
850,000	10.250%, 8/15/2039	970,045
	Citigroup, Inc.
500,000	6.500%, 8/19/2013	535,974
1,250,000	5.000%, 9/15/2014	1,232,499
1,000,000	8.500%, 5/22/2019	1,168,906
	Commonwealth Bank of Australia
800,000	3.750%, 10/15/2014[c]	807,950
	Corestates Capital Trust I
1,250,000	8.000%, 12/15/2026[c]	1,234,266
	Fifth Third Bancorp
850,000	5.450%, 1/15/2017	752,180
	FMR, LLC
1,500,000	5.350%, 11/15/2021[c]	1,495,545
	General Electric Capital Corporation
1,000,000	5.900%, 5/13/2014	1,094,448
450,000	5.625%, 9/15/2017	464,914
400,000	6.000%, 8/7/2019	420,436
300,000	6.875%, 1/10/2039	323,286
	Goldman Sachs Group, Inc.
550,000	6.750%, 10/1/2037	579,294

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Financials (18.8%) - continued
	Goldman Sachs Group, Inc., Convertible
$2,000,000	1.000%, 1/31/2015[e]	$1,713,484
1,850,000	1.000%, 5/7/2015[e]	1,561,729
	HSBC Holdings plc
575,000	6.500%, 5/2/2036	630,376
	International Lease Finance Corporation
765,000	5.750%, 6/15/2011	687,166
	J.P. Morgan Chase & Company
850,000	3.700%, 1/20/2015	853,945
	Liberty Property, LP
630,000	5.500%, 12/15/2016	585,162
	Lincoln National Corporation
850,000	8.750%, 7/1/2019	989,661
	Macquarie Group, Ltd.
850,000	7.300%, 8/1/2014[c]	922,617
	Merrill Lynch & Company, Inc.
1,125,000	5.450%, 2/5/2013	1,176,425
675,000	6.875%, 4/25/2018	726,772
	MetLife, Inc.
1,500,000	6.750%, 6/1/2016	1,677,364
	Morgan Stanley
1,000,000	7.300%, 5/13/2019	1,120,396
800,000	5.625%, 9/23/2019	805,023
	MUFG Capital Finance 1, Ltd.
1,595,000	6.346%, 7/25/2016	1,473,542
	Nationwide Health Properties, Inc.
1,375,000	6.250%, 2/1/2013	1,410,079
	Principal Financial Group, Inc.
1,000,000	8.875%, 5/15/2019	1,160,144
	ProLogis
800,000	5.500%, 4/1/2012	810,743
800,000	7.375%, 10/30/2019	802,511
	Prudential Financial, Inc.
400,000	4.750%, 9/17/2015	401,424
775,000	6.100%, 6/15/2017	795,741
390,000	5.700%, 12/14/2036	350,899
	Rabobank Nederland
500,000	11.000%, 6/30/2019[c]	627,500
	Reinsurance Group of America, Inc.
950,000	5.625%, 3/15/2017	934,139
	Royal Bank of Scotland Group plc
800,000	6.400%, 10/21/2019	815,784
	Royal Bank of Scotland plc
850,000	4.875%, 8/25/2014[c]	865,099
	State Street Capital Trust III
1,200,000	8.250%, 12/29/2049	1,210,356
	Svenska Handelsbanken AB
1,000,000	4.875%, 6/10/2014[c]	1,049,723
	Swiss RE Capital I, LP
850,000	6.854%, 5/25/2016[c]	654,500
	Travelers Companies, Inc.
350,000	6.250%, 6/15/2037	386,036
	UnitedHealth Group, Inc.
550,000	6.500%, 6/15/2037	558,469
	Wachovia Bank NA
770,000	4.875%, 2/1/2015	789,743
	Wachovia Capital Trust III
1,895,000	5.800%, 3/15/2011	1,355,872

The accompanying Notes to the Financial Statements are an integral part of this schedule.
186

Core Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Financials (18.8%) - continued
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
$1,000,000	7.500%, 6/2/2014[c]	$1,089,218
	Wells Fargo & Company
850,000	4.950%, 10/16/2013	872,598
	Westpac Banking Corporation
850,000	4.200%, 2/27/2015	866,634
	Willis North America, Inc.
760,000	6.200%, 3/28/2017	743,498
	XL Capital, Ltd.
450,000	5.250%, 9/15/2014	443,365

	Total Financials	55,656,659

Foreign (2.0%)
	Abu Dhabi National Energy Company
850,000	6.250%, 9/16/2019[c]	856,639
	Brazil Government International Bond
350,000	5.625%, 1/7/2041	329,000
	Corporacion Andina de Fomento
2,000,000	5.750%, 1/12/2017	2,048,008
	Petrobras International Finance Company
1,000,000	5.750%, 1/20/2020	997,000
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
1,200,000	5.298%, 9/30/2020[c]	1,217,652
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
375,000	5.832%, 9/30/2016[c]	397,508

	Total Foreign	5,845,807

Mortgage-Backed Securities (23.9%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
53,000,000	5.500%, 11/1/2039[f]	55,782,500
6,200,000	6.000%, 11/1/2039[f]	6,585,566
7,500,000	6.500%, 11/1/2039[f]	8,050,785

	Total Mortgage-Backed Securities	70,418,851

Technology (1.1%)
	Dell, Inc.
1,000,000	5.875%, 6/15/2019	1,076,365
	International Game Technology
1,000,000	7.500%, 6/15/2019	1,105,208
	Oracle Corporation
1,000,000	5.750%, 4/15/2018	1,098,800

	Total Technology	3,280,373

Transportation (1.5%)
	American Airlines Pass Through Trust
900,000	10.375%, 7/2/2019	999,000
	Continental Airlines, Inc.
800,000	7.250%, 11/10/2019[f]	811,000
	FedEx Corporation
1,078,792	6.720%, 1/15/2022	1,180,308

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Transportation (1.5%) - continued
	Southwest Airlines Company Pass Through Trust
$747,897	6.150%, 8/1/2022	$751,637
	United Air Lines, Inc.
800,000	10.400%, 11/1/2016	816,000

	Total Transportation	4,557,945

U.S. Government and Agencies (10.1%)
	Federal National Mortgage Association
4,000,000	4.625%, 5/1/2013	4,222,400
	U.S. Treasury Bonds
1,500,000	4.500%, 5/15/2038	1,566,796
525,000	4.250%, 5/15/2039	526,231
	U.S. Treasury Notes
2,000,000	1.875%, 4/30/2014	1,978,594
2,000,000	2.375%, 9/30/2014	2,007,960
	U.S. Treasury Notes, TIPS
7,155,875	2.000%, 7/15/2014	7,547,774
10,953,765	2.500%, 7/15/2016	11,902,810

	Total U.S. Government and Agencies	29,752,565

U.S. Municipals (0.3%)
	North Texas Tollway Authority Revenue Bonds (Build America)
850,000	6.718%, 1/1/2049	926,066

	Total U.S. Municipals	926,066

Utilities (2.7%)
	Allegheny Energy Supply Company, LLC
800,000	5.750%, 10/15/2019[c]	788,556
	Cleveland Electric Illuminating Company
825,000	5.700%, 4/1/2017	860,761
	FirstEnergy Solutions Corporation
850,000	4.800%, 2/15/2015[c]	871,085
	ITC Holdings Corporation
775,000	6.050%, 1/31/2018[c]	782,817
	MidAmerican Energy Holdings Company
775,000	6.500%, 9/15/2037	862,616
	Pennsylvania Electric Company
800,000	5.200%, 4/1/2020	803,665
	Potomac Electric Power Company
600,000	7.900%, 12/15/2038	782,675
	Power Receivables Finance, LLC
528,289	6.290%, 1/1/2012[d]	538,750
	Union Electric Company
1,150,000	6.400%, 6/15/2017	1,259,063
	Virginia Electric & Power Company
515,000	6.000%, 1/15/2036	562,907

	Total Utilities	8,112,895

	Total Long-Term Fixed Income (cost $307,319,891)	297,955,610

The accompanying Notes to Financial Statements are an integral part of this schedule.
187

Core Bond Fund

Schedule of Investments as of October 31, 2009

Shares	Mutual Funds (4.0%)	Value
Fixed Income Mutual Funds (4.0%)
2,646,014	Thrivent High Yield Fund	$11,827,681

	Total Fixed Income Mutual Funds	11,827,681

	Total Mutual Funds (cost $9,800,000)	11,827,681

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
56,005	Federal National Mortgage Association, 8.250%[g]	64,406

	Total Financials	64,406

	Total Preferred Stock (cost $828,096)	64,406

Shares or Principal Amount	Short-Term Investments (17.4%)[h]	Value
	Federal Home Loan Bank Discount Notes
25,730,000	0.084%, 11/12/2009	25,729,341
19,700,000	0.069%, 11/13/2009	19,699,548
1,535,000	0.060%, 11/25/2009	1,534,938
700,000	0.200%, 3/17/2010[i,j]	699,480
	Ranger Funding Company, LLC
3,350,000	0.100%, 11/2/2009	3,349,991
309,880	Thrivent Money Market Fund	309,880

	Total Short-Term Investments (at amortized cost)	51,323,178

	Total Investments (cost $369,271,165) 122.3%	$361,170,875

	Other Assets and Liabilities, Net (22.3%)	(65,781,987)

	Total Net Assets 100.0%	$295,388,888

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2009, the value of these investments was $37,760,963 or 12.8% of total net assets.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Core Bond Fund owned as of October 31, 2009.

Security	Acquisition Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$5,000,000
Commercial Mortgage Pass-Through Certificates	10/18/2006	4,000,000
Power Receivables Finance, LLC	9/30/2003	528,134
Wachovia Asset Securitization, Inc.	3/16/2007	3,410,758

e	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	Non-income producing security.
h	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
i	At October 31, 2009, $499,628 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
j	At October 31, 2009, $99,926 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

TIPS - Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,427,387
Gross unrealized depreciation	(21,980,744)

Net unrealized appreciation (depreciation)	($8,553,357)

Cost for federal income tax purposes	$369,724,232

The accompanying Notes to the Financial Statements are an integral part of this schedule.
188

Core Bond Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Core Bond Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	19,376,845	–	17,814,820	1,562,025
Basic Materials	5,467,565	–	5,467,565	–
Capital Goods	6,175,827	–	6,175,827	–
Collateralized Mortgage Obligations	17,564,878	–	17,564,878	–
Commercial Mortgage-Backed Securities	33,948,130	–	31,923,130	2,025,000
Communications Services	14,124,505	–	14,124,505	–
Consumer Cyclical	4,622,412	–	4,622,412	–
Consumer Non-Cyclical	7,472,132	–	7,472,132	–
Energy	10,652,155	–	10,652,155	–
Financials	55,656,659	–	55,656,659	–
Foreign	5,845,807	–	5,845,807	–
Mortgage-Backed Securities	70,418,851	–	70,418,851	–
Technology	3,280,373	–	3,280,373	–
Transportation	4,557,945	–	3,741,945	816,000
U.S. Government and Agencies	29,752,565	–	29,752,565	–
U.S. Municipals	926,066	–	926,066	–
Utilities	8,112,895	–	8,112,895	–

Mutual Funds
Fixed Income Mutual Funds	11,827,681	11,827,681	–	–

Preferred Stock
Financials	64,406	64,406	–	–
Short-Term Investments	51,323,178	309,880	51,013,298	–

Total	$361,170,875	$12,201,967	$344,565,883	$4,403,025

Other Financial Instruments*	($455,890)	($619,580)	$163,690	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Core Bond Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers In and/or (Out of) Level 3	Value October 31, 2009
Long-Term Fixed Income
Asset-Backed Securities	–	–	–	(560,623)	–	2,122,648	1,562,025
Commercial Mortgage-Backed Securities	–	–	–	104,540	–	1,920,460	2,025,000
Financials	2,984,761	–	–	290,452	–	(3,275,213)	–
Transportation	–	–	–	16,000	800,000	–	816,000
Preferred Stock
Financials	759,609	–	(208,204)	125,965	(677,370)	–	–

Total	$3,744,370	$–	($208,204)	($23,666)	$122,630	$767,895	$4,403,025

The accompanying Notes to Financial Statements are an integral part of this schedule.
189

Core Bond Fund

Schedule of Investments as of October 31, 2009

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(35)	December 2009	($7,552,784)	($7,616,329)	($63,545)
5-Yr. U.S. Treasury Bond Futures	(45)	December 2009	(5,149,902)	(5,240,391)	(90,489)
10-Yr. U.S. Treasury Bond Futures	(175)	December 2009	(20,321,341)	(20,756,641)	(435,300)
20-Yr. U.S. Treasury Bond Futures	55	December 2009	6,638,840	6,608,594	(30,246)
Total Futures Contracts					($619,580)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	$609,000	$87,775	($33,719)	$54,056
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	348,000	97,918	(19,268)	78,650
CDX IG, Series 12, 5 Year, at 1.00%; Bank of America	Sell	6/20/2014	1,525,000	42,473	(11,489)	30,984
Total Credit Default Swaps					($64,476)	$163,690

1	As the buyer of protection, Core Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Core Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Core Bond Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Credit Contracts
Credit Default Swap	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	163,690
Total Credit Contracts		163,690

Total Asset Derivatives		$163,690

Liability Derivatives

Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	619,580
Total Interest Rate Contracts		619,580

Total Liability Derivatives		$619,580

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.
190

Core Bond Fund

Schedule of Investments as of October 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Option Written	Net realized gains/(losses) on Written option contracts	(1,228,690)
Option Purchased	Net realized gains/(losses) on Investments	854,937
Future	Net realized gains/(losses) on Futures contracts	(5,970,693)

Total Interest Rate Contracts		(6,344,446)

Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(1,474,588)

Total Credit Contracts		(1,474,588)

Total		($7,819,034)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(850,215)
Option Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(79,688)
Total Interest Rate Contracts		(929,903)
Credit Contracts
Credit Default Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	861,541
Total Credit Contracts		861,541

Total		($68,362)

The following table presents Core Bond Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$49,633,375	17.9%	N/A	N/A	312
Credit Contracts	N/A	N/A	$6,931,216	2.5%	N/A

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Core Bond Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
High Yield	$–	$9,800,000	$–	2,646,014	$11,827,681	$532,069
Money Market	11,588,686	84,348,103	95,626,909	309,880	309,880	62,188
Thrivent Financial Securities Lending Trust	1,605,479	17,574,531	19,180,010	–	–	5,368
Total Value and Income Earned	13,194,165				12,137,561	599,625

The accompanying Notes to Financial Statements are an integral part of this schedule.
191

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Asset-Backed Securities (19.7%)
	AEP Texas Central Transition Funding, LLC
$452,118	5.560%, 1/15/2012	$456,907
	AESOP Leasing, LP
2,500,000	5.680%, 2/20/2013[a]	2,596,195
	Americredit Automobile Receivables Trust
604,853	0.324%, 11/6/2009[b,c]	599,867
763,607	3.430%, 7/6/2011[b]	770,290
1,298,991	5.490%, 7/6/2012[b]	1,321,035
	Bank of America Auto Trust
3,500,000	2.670%, 7/15/2013[a]	3,566,325
	BMW Vehicle Lease Trust
2,000,000	2.910%, 3/15/2012	2,040,706
	Cabela’s Master Credit Card Trust
4,500,000	4.310%, 12/16/2013[a]	4,566,596
	Capital Auto Receivables Asset Trust
1,162,387	4.980%, 5/15/2011	1,178,529
	Carmax Auto Owner Trust
2,500,000	4.120%, 3/15/2013	2,601,968
	Chase Funding Issuance Trust
5,000,000	2.400%, 6/17/2013	5,096,465
	Chrysler Financial Auto Securitization
3,250,000	2.820%, 1/15/2016	3,322,546
	CIT Equipment
2,500,000	3.070%, 8/15/2016[a]	2,519,372
	CNH Equipment Trust
1,650,000	7.210%, 12/16/2013	1,816,667
	Countrywide Asset-Backed Certificates
1,780,595	6.085%, 6/25/2021[b]	735,607
822,974	5.549%, 4/25/2036[b]	629,288
	Credit Based Asset Servicing and Securitization, LLC
1,231,982	5.501%, 12/25/2036	938,047
	Discover Card Master Trust
4,500,000	5.100%, 10/15/2013	4,723,169
	First Financial Bank USA
1,500,000	4.750%, 10/15/2015[a]	1,499,812
	First Franklin Mortgage Loan Asset-Backed Certificates
86,028	5.500%, 3/25/2036[d,e]	0
	First Horizon ABS Trust
613,938	0.375%, 11/25/2009[b,c]	312,393
	First National Master Note Trust
4,250,000	0.285%, 11/16/2009[c]	4,221,550
	Ford Credit Auto Owner Trust
3,500,000	3.960%, 5/15/2013	3,610,915
	GE Capital Credit Card Master Note Trust
4,200,000	2.540%, 9/15/2014	4,207,186
3,650,000	3.690%, 7/15/2015	3,743,951
	GMAC Mortgage Corporation Loan Trust
2,192,907	0.424%, 11/25/2009[b,c]	938,378
1,075,362	0.424%, 11/25/2009[b,c]	300,200
1,627,079	5.750%, 10/25/2036[b]	1,197,250
	GSAMP Trust
2,997,039	0.424%, 11/25/2009[c]	2,166,562

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Asset-Backed Securities (19.7%) - continued
	Harley-Davidson Motorcycle Trust
$1,500,000	3.190%, 11/15/2013	$1,536,695
	Honda Auto Receivables Owner Trust
2,000,000	4.470%, 1/18/2012	2,045,824
2,500,000	4.430%, 8/15/2012	2,644,615
	Household Home Equity Loan Trust
3,500,000	5.320%, 3/20/2036	3,411,086
	John Deere Owner Trust
1,500,000	3.960%, 5/16/2016	1,564,191
	Merna Reinsurance, Ltd.
3,500,000	2.033%, 12/31/2009[a,c]	3,438,750
	Merrill Auto Trust Securitization
4,000,000	5.500%, 3/15/2012	4,156,836
	Mortgage Equity Conversion Asset Trust
2,769,592	0.870%, 11/25/2009[c,d]	2,589,568
2,816,807	0.890%, 11/25/2009[c,d]	2,633,715
	Nissan Auto Receivables Owner Trust
3,500,000	4.280%, 7/15/2013	3,656,132
3,000,000	4.740%, 8/17/2015	3,217,716
	Nomura Asset Acceptance Corporation
13,904	0.384%, 11/25/2009[a,c]	13,097
	Popular ABS Mortgage Pass-Through Trust
40,785	4.000%, 12/25/2034	40,304
	Renaissance Home Equity Loan Trust
1,847,788	5.608%, 5/25/2036	1,710,324
	Residential Asset Mortgage Products, Inc.
1,051,494	4.547%, 12/25/2034	930,860
	Residential Asset Securities Corporation
641,133	3.990%, 4/25/2033	581,519
522,572	5.010%, 4/25/2033	419,107
756,012	3.870%, 5/25/2033	685,760
	Residential Funding Mortgage Securities
1,141,860	4.470%, 7/25/2018[b]	1,080,619
	SLM Student Loan Trust
657	0.292%, 1/25/2010[c]	657
	USAA Auto Owner Trust
4,000,000	4.500%, 10/15/2013	4,204,824
2,500,000	4.770%, 9/15/2014	2,666,053
	Volkswagen Auto Lease Trust
3,500,000	3.410%, 4/16/2012	3,599,309
	Wachovia Asset Securitization, Inc.
1,279,034	0.384%, 11/25/2009[b,c,d]	585,759
	Wachovia Auto Owner Trust
4,500,000	4.810%, 9/20/2012	4,656,397

The accompanying Notes to Financial Statements are an integral part of this schedule.
192

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Asset-Backed Securities (19.7%) - continued
	World Omni Auto Receivables Trust
$1,000,000	5.120%, 5/15/2014	$1,070,541

	Total Asset-Backed Securities	114,818,034

Basic Materials (1.4%)
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,731,705
	Dow Chemical Company
2,200,000	4.850%, 8/15/2012	2,290,431
	Nucor Corporation
1,300,000	5.000%, 6/1/2013	1,386,225
	Potash Corporation of Saskatchewan, Inc.
1,500,000	3.750%, 9/30/2015	1,508,738
	Rio Tinto Finance USA, Ltd.
1,000,000	9.000%, 5/1/2019	1,244,179

	Total Basic Materials	8,161,278

Capital Goods (2.0%)
	Honeywell International, Inc.
1,650,000	3.875%, 2/15/2014	1,721,709
	Hutchinson Whampoa Finance, Ltd.
1,700,000	4.625%, 9/11/2015[a]	1,709,955
	L-3 Communications Corporation
2,000,000	5.875%, 1/15/2015	1,945,000
	Lockheed Martin Corporation
1,250,000	4.121%, 3/14/2013	1,315,439
	Textron Financial Corporation
1,100,000	5.125%, 2/3/2011	1,101,167
	Textron, Inc.
1,300,000	6.200%, 3/15/2015	1,325,643
	Tyco International Finance SA
1,000,000	4.125%, 10/15/2014	1,021,805
	Waste Management, Inc.
1,150,000	6.375%, 3/11/2015	1,279,999

	Total Capital Goods	11,420,717

Collateralized Mortgage Obligations (4.7%)
	American Home Mortgage Assets Trust
1,925,938	1.678%, 11/1/2009[c]	887,246
	Banc of America Mortgage Securities, Inc.
926,835	4.798%, 9/25/2035	780,532
	Bear Stearns Adjustable Rate Mortgage Trust
1,225,112	4.625%, 8/25/2010[c]	1,095,401
	Chase Mortgage Finance Corporation
835,888	5.398%, 1/25/2036	249,674
	Countrywide Alternative Loan Trust
1,409,998	5.500%, 2/25/2036	1,145,487
1,173,745	6.000%, 1/25/2037	848,648
	Countrywide Home Loans, Inc.
1,380,397	5.309%, 3/20/2036	916,624
1,453,718	5.765%, 9/20/2036	859,021

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Collateralized Mortgage Obligations (4.7%) - continued
	Deutsche Alt-A Securities, Inc.
$2,317,995	1.528%, 11/1/2009[c]	$1,177,878
	GSR Mortgage Loan Trust
2,854,289	0.434%, 11/25/2009[c]	2,027,886
	HomeBanc Mortgage Trust
1,172,062	5.993%, 4/25/2037	804,173
	Impac CMB Trust
412,351	0.564%, 11/25/2009[c]	216,012
	J.P. Morgan Alternative Loan Trust
2,269,763	5.800%, 3/25/2036	1,537,581
	J.P. Morgan Mortgage Trust
2,529,447	5.754%, 6/25/2036	2,181,572
	Merrill Lynch Mortgage Investors, Inc.
1,943,775	4.872%, 6/25/2035	1,782,687
	Residential Accredit Loans, Inc.
1,095,934	5.599%, 9/25/2035	723,624
	Thornburg Mortgage Securities Trust
741,658	0.354%, 11/25/2009[c]	717,120
	Wachovia Mortgage Loan Trust, LLC
1,111,332	5.576%, 5/20/2036	898,124
	WaMu Mortgage Pass Through Certificates
2,275,829	1.497%, 11/1/2009[c]	1,087,548
1,958,099	1.637%, 11/1/2009[c]	974,534
	Washington Mutual Mortgage Pass-Through Certificates
2,725,173	1.508%, 11/1/2009[c]	1,045,595
2,353,124	1.577%, 11/1/2009[c]	1,075,988
1,813,195	1.677%, 11/1/2009[c]	786,095
784,515	0.534%, 11/25/2009[c]	578,511
916,171	4.826%, 9/25/2035	786,577
	Wells Fargo Mortgage Backed Securities Trust
470,212	4.950%, 3/25/2036	402,209
1,763,723	5.094%, 3/25/2036	1,498,780

	Total Collateralized Mortgage Obligations	27,085,127

Commercial Mortgage-Backed Securities (7.9%)
	Banc of America Commercial Mortgage, Inc.
2,197,333	5.001%, 9/10/2010	2,216,465
52,989	4.037%, 11/10/2039	52,964
1,000,000	5.929%, 5/10/2045	995,513
	Banc of America Large Loan Trust
1,574,721	0.355%, 11/15/2009[a,c]	1,436,190
	Bear Stearns Commercial Mortgage Securities, Inc.
2,000,000	0.395%, 11/15/2009[c,d]	1,656,952
3,300,775	5.422%, 9/11/2042	3,416,847
1,000,000	5.331%, 2/11/2044	911,480
	Chase Commercial Mortgage Securities Corporation
1,500,000	7.928%, 7/15/2032	1,531,009

The accompanying Notes to Financial Statements are an integral part of this schedule.
193

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Commercial Mortgage-Backed Securities (7.9%) - continued
	Commercial Mortgage Pass-Through Certificates
$40,771	0.345%, 11/15/2009[a,c]	$40,468
1,000,000	0.375%, 11/15/2009[c,d]	780,315
1,500,000	0.425%, 11/15/2009[c,d]	1,189,651
	Credit Suisse First Boston Mortgage Securities Corporation
1,701,045	4.609%, 2/15/2038	1,708,220
3,569,802	3.382%, 5/15/2038	3,579,526
	Credit Suisse Mortgage Capital Certificates
1,500,000	0.415%, 11/15/2009[a,c]	1,146,705
1,750,000	5.467%, 9/15/2039	1,526,920
	Crown Castle Towers, LLC
2,620,000	5.245%, 11/15/2036[a]	2,652,750
	General Electric Commercial Mortgage Corporation
667,230	4.591%, 7/10/2045	670,871
	GS Mortgage Securities Corporation II
2,500,000	5.396%, 8/10/2038	2,398,888
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
4,000,000	5.198%, 12/15/2044	4,011,160
	LB-UBS Commercial Mortgage Trust
673,033	4.207%, 11/15/2027	678,345
1,488,073	4.567%, 6/15/2029	1,491,600
1,003,289	4.187%, 8/15/2029	1,003,425
2,250,000	4.568%, 1/15/2031	2,242,278
243,255	4.741%, 9/15/2040	244,334
	TIAA Seasoned Commercial Mortgage Trust
4,000,000	5.788%, 8/15/2039	4,157,724
	Wachovia Bank Commercial Mortgage Trust
2,216,943	3.894%, 11/15/2035	2,213,421
1,500,000	5.765%, 7/15/2045	1,445,864
	WAMU Commercial Mortgage Securities Trust
1,307,200	3.830%, 1/25/2035[a]	1,304,934

	Total Commercial Mortgage-Backed Securities	46,704,819

Communications Services (3.5%)
	Alltel Corporation
1,325,000	7.000%, 7/1/2012	1,469,780
	AT&T, Inc.
750,000	4.950%, 1/15/2013	800,403
1,300,000	6.700%, 11/15/2013	1,476,605
	British Telecom plc
1,000,000	9.125%, 12/15/2010	1,076,890
	Cellco Partnership/Verizon Wireless Capital, LLC
1,000,000	5.550%, 2/1/2014[a]	1,089,607
	Cox Communications, Inc.
600,000	4.625%, 1/15/2010	603,926

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Communications Services (3.5%) - continued
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
$2,000,000	7.625%, 5/15/2016	$2,170,000
	France Telecom SA
2,000,000	4.375%, 7/8/2014	2,111,150
	Rogers Communications, Inc.
1,120,000	7.875%, 5/1/2012	1,264,544
	Telecom Italia Capital SA
600,000	6.200%, 7/18/2011	638,362
	Telefonica SA
2,000,000	4.949%, 1/15/2015	2,118,086
	Thomson Reuters Corporation
1,000,000	5.950%, 7/15/2013	1,105,819
	Time Warner Cable, Inc.
1,100,000	5.400%, 7/2/2012	1,174,850
1,650,000	7.500%, 4/1/2014	1,899,257
	Verizon Communications, Inc.
650,000	4.350%, 2/15/2013	684,708
	Vodafone Group plc
700,000	5.450%, 6/10/2019	733,977

	Total Communications Services	20,417,964

Consumer Cyclical (0.5%)
	Nissan Motor Acceptance Corporation
1,200,000	4.625%, 3/8/2010[a]	1,198,601
	SLM Student Loan Trust
357,082	0.309%, 12/15/2009[c]	354,576
	Viacom, Inc.
1,400,000	4.375%, 9/15/2014	1,436,075

	Total Consumer Cyclical	2,989,252

Consumer Non-Cyclical (3.8%)
	Altria Group, Inc.
3,000,000	8.500%, 11/10/2013	3,480,636
	Anheuser-Busch InBev Worldwide, Inc.
2,000,000	3.000%, 10/15/2012[a]	2,017,312
2,000,000	5.375%, 11/15/2014[a]	2,126,494
	Cargill, Inc.
1,000,000	5.200%, 1/22/2013[a]	1,062,974
	ConAgra Foods, Inc.
1,000,000	5.875%, 4/15/2014	1,093,129
	Express Scripts, Inc.
1,000,000	5.250%, 6/15/2012	1,065,268
	Howard Hughes Medical Institute
2,300,000	3.450%, 9/1/2014	2,367,997
	Kellogg Company
1,250,000	5.125%, 12/3/2012	1,359,593
	Kroger Company
1,000,000	5.000%, 4/15/2013	1,055,983
	McKesson Corporation
1,000,000	6.500%, 2/15/2014	1,099,861
	Merck & Company, Inc.
1,700,000	4.000%, 6/30/2015	1,781,523
	Roche Holdings, Inc.
1,500,000	5.000%, 3/1/2014[a]	1,624,575

The accompanying Notes to the Financial Statements are an integral part of this schedule.
194

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Consumer Non-Cyclical (3.8%) - continued
	St. Jude Medical, Inc.
$2,000,000	3.750%, 7/15/2014	$2,037,064

	Total Consumer Non-Cyclical	22,172,409

Energy (2.2%)
	Cenovus Energy, Inc.
1,000,000	4.500%, 9/15/2014[a]	1,026,798
	Energy Transfer Partners, LP
1,000,000	6.000%, 7/1/2013	1,070,911
	Enterprise Products Operating, LLC
1,300,000	9.750%, 1/31/2014	1,568,362
	Husky Energy, Inc.
1,000,000	5.900%, 6/15/2014	1,086,342
	Marathon Oil Corporation
1,000,000	6.500%, 2/15/2014	1,112,348
	ONEOK Partners, LP
350,000	8.625%, 3/1/2019	419,224
	Premcor Refining Group, Inc.
900,000	6.125%, 5/1/2011	945,170
	Sempra Energy
1,600,000	7.950%, 3/1/2010	1,636,536
	StatoilHydro ASA
3,000,000	2.900%, 10/15/2014	3,024,948
	Western Oil Sands, Inc.
650,000	8.375%, 5/1/2012	734,414

	Total Energy	12,625,053

Financials (25.8%)
	Achmea Hypotheekbank NV
3,500,000	3.200%, 11/3/2014[a,f]	3,517,861
	Allstate Corporation
700,000	6.200%, 5/16/2014	773,085
	Allstate Life Global Funding Trust
1,000,000	5.375%, 4/30/2013	1,073,662
	American Express Company
1,500,000	3.150%, 12/9/2011	1,562,527
	American Express Credit Corporation
1,650,000	5.875%, 5/2/2013	1,770,788
1,700,000	7.300%, 8/20/2013	1,909,226
	Australia & New Zealand Banking Group, Ltd.
1,650,000	6.200%, 7/19/2013[a]	1,803,031
	Avalon Bay Communities, Inc.
1,000,000	5.700%, 3/15/2017	1,024,756
	Bank of America Corporation
5,000,000	2.100%, 4/30/2012	5,082,875
1,500,000	6.500%, 8/1/2016	1,604,806
	Bank of New York Mellon Corporation
1,600,000	4.950%, 11/1/2012	1,733,376
	Barclays Bank plc
850,000	5.200%, 7/10/2014	906,375
1,000,000	5.000%, 9/22/2016	1,021,973
	BB&T Corporation
1,650,000	5.700%, 4/30/2014	1,785,373
	Bear Stearns Companies, Inc.
1,000,000	4.550%, 6/23/2010	1,025,405
	Bear Stearns Companies, LLC
2,000,000	5.700%, 11/15/2014	2,172,124

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Financials (25.8%) - continued
	Berkshire Hathaway Finance Corporation
$2,500,000	4.000%, 4/15/2012	$2,631,732
	Capital One Bank USA NA
500,000	8.800%, 7/15/2019	592,210
	Citigroup, Inc.
5,000,000	2.125%, 4/30/2012	5,095,785
1,600,000	5.300%, 10/17/2012	1,677,158
1,000,000	5.500%, 4/11/2013	1,042,143
2,400,000	5.000%, 9/15/2014	2,366,398
	CME Group, Inc.
1,300,000	5.400%, 8/1/2013	1,407,975
	Commonwealth Bank of Australia
2,000,000	2.750%, 10/15/2012[a]	2,012,404
3,300,000	2.500%, 12/10/2012[a]	3,369,802
	Corestates Capital Trust I
300,000	8.000%, 12/15/2026[a]	296,224
	Credit Suisse NY
1,700,000	3.450%, 7/2/2012	1,755,495
1,000,000	5.000%, 5/15/2013	1,067,429
	Danske Bank A/S
5,000,000	2.500%, 5/10/2012[a]	5,103,770
	Duke Realty, LP
1,000,000	7.375%, 2/15/2015	1,053,820
	Fifth Third Bancorp
675,000	6.250%, 5/1/2013	701,021
	GATX Corporation
1,000,000	4.750%, 10/1/2012	1,018,569
	General Electric Capital Corporation
5,000,000	2.200%, 6/8/2012	5,089,030
2,000,000	3.500%, 8/13/2012	2,055,508
2,000,000	5.900%, 5/13/2014	2,188,896
	Goldman Sachs Group, Inc.
1,000,000	3.625%, 8/1/2012	1,030,307
1,500,000	6.000%, 5/1/2014	1,649,047
	Goldman Sachs Group, Inc., Convertible
2,500,000	1.000%, 1/31/2015[g]	2,141,854
1,250,000	1.000%, 5/7/2015[g]	1,055,222
	HSBC USA, Inc.
5,000,000	3.125%, 12/16/2011	5,210,815
	International Lease Finance Corporation
950,000	5.750%, 6/15/2011	853,343
1,650,000	5.000%, 9/15/2012	1,333,461
	J.P. Morgan Chase & Company
5,000,000	3.125%, 12/1/2011	5,203,975
1,700,000	3.700%, 1/20/2015	1,707,890
	Lehman Brothers Holdings E-Capital Trust I
1,500,000	1.211%, 8/19/2065[h]	150
	Lincoln National Corporation
550,000	5.650%, 8/27/2012	572,457
650,000	4.750%, 2/15/2014	657,166
350,000	8.750%, 7/1/2019	407,507
	Macquarie Group, Ltd.
1,500,000	7.300%, 8/1/2014[a]	1,628,148
	MassMutual Global Funding II
1,000,000	3.625%, 7/16/2012[a]	1,031,236
	Merrill Lynch & Company, Inc.
1,000,000	6.150%, 4/25/2013	1,071,955

The accompanying Notes to Financial Statements are an integral part of this schedule.
195

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Financials (25.8%) - continued
	MetLife, Inc.
$1,000,000	6.750%, 6/1/2016	$1,118,243
	Metropolitan Life Global Funding
1,320,000	5.125%, 4/10/2013[a]	1,397,770
	Monumental Global Funding, Ltd.
670,000	5.500%, 4/22/2013[a]	687,188
	Morgan Stanley
2,000,000	4.750%, 4/1/2014	2,006,002
1,000,000	5.625%, 9/23/2019	1,006,279
	New York Life Global Funding
2,000,000	2.250%, 12/14/2012[a]	1,998,196
	Northern Trust Corporation
1,000,000	5.500%, 8/15/2013	1,099,398
	ProLogis
1,300,000	7.625%, 8/15/2014	1,378,939
	Prudential Financial, Inc.
825,000	3.625%, 9/17/2012	838,429
1,000,000	4.750%, 9/17/2015	1,003,561
	Rabobank Nederland NV
2,400,000	4.200%, 5/13/2014[a]	2,502,499
	Royal Bank of Scotland Group plc
5,000,000	2.625%, 5/11/2012[a]	5,110,970
	Royal Bank of Scotland plc
2,000,000	4.875%, 8/25/2014[a]	2,035,526
	Simon Property Group, LP
1,800,000	6.750%, 5/15/2014	1,936,818
	State Street Capital Trust III
1,000,000	8.250%, 12/29/2049	1,008,630
	Svenska Handelsbanken AB
2,000,000	4.875%, 6/10/2014[a]	2,099,446
	Svenske Exportkredit AB
2,500,000	3.250%, 9/16/2014	2,528,160
	Swedbank AB
2,500,000	2.800%, 2/10/2012[a]	2,568,685
	U.S. Central Federal Credit Union
3,500,000	1.900%, 10/19/2012	3,505,596
	UnitedHealth Group, Inc.
1,000,000	5.500%, 11/15/2012	1,061,984
	Wachovia Capital Trust III
300,000	5.800%, 3/15/2011	214,650
	Wachovia Corporation
1,000,000	5.500%, 5/1/2013	1,071,238
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
2,000,000	7.500%, 6/2/2014[a]	2,178,436
1,650,000	5.750%, 9/2/2015[a]	1,658,842
	Wells Fargo & Company
5,000,000	2.125%, 6/15/2012[i]	5,090,385
2,000,000	4.950%, 10/16/2013	2,053,172
	Westpac Banking Corporation
2,000,000	4.200%, 2/27/2015	2,039,138
	Westpac Securities New Zealand, Ltd.
2,400,000	3.450%, 7/28/2014[a]	2,448,420
	XL Capital, Ltd.
2,000,000	5.250%, 9/15/2014	1,970,512

	Total Financials	150,464,257

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Foreign (1.6%)
	Abu Dhabi National Energy Company
$2,000,000	4.750%, 9/15/2014[a]	$2,039,992
	Corporacion Andina de Fomento
2,500,000	5.750%, 1/12/2017	2,560,010
	Export-Import Bank of Korea
850,000	5.875%, 1/14/2015	895,932
	Korea Expressway Corporation
1,500,000	4.500%, 3/23/2015[a]	1,497,166
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
1,700,000	4.500%, 9/30/2012[a]	1,757,941
625,000	5.832%, 9/30/2016[a]	662,513

	Total Foreign	9,413,554

Mortgage-Backed Securities (6.9%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,341,356	6.500%, 9/1/2037	4,661,358
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
3,500,000	5.000%, 11/1/2024[f]	3,687,033
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
2,830,417	6.000%, 8/1/2024	3,049,907
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
8,500,000	6.000%, 11/1/2039[f]	9,028,598
18,500,000	6.500%, 11/1/2039[f]	19,858,603

	Total Mortgage-Backed Securities	40,285,499

Technology (0.5%)
	Dell, Inc.
1,700,000	3.375%, 6/15/2012	1,761,627
	Xerox Corporation
900,000	5.500%, 5/15/2012	948,578

	Total Technology	2,710,205

Transportation (1.1%)
	American Airlines Pass Through Trust
681,218	6.978%, 10/1/2012	677,812
	Continental Airlines, Inc.
2,000,000	7.250%, 11/10/2019[f]	2,027,500
	Northwest Airlines, Inc.
1,085,000	6.841%, 4/1/2011	1,057,875
	Union Pacific Corporation
400,000	5.450%, 1/31/2013	431,308
1,000,000	5.125%, 2/15/2014	1,072,614
	United Air Lines, Inc.
1,000,000	10.400%, 11/1/2016	1,020,000

	Total Transportation	6,287,109

U.S. Government and Agencies (10.4%)
	Federal Farm Credit Bank
5,000,000	2.125%, 6/18/2012	5,070,230

The accompanying Notes to the Financial Statements are an integral part of this schedule.
196

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Long-Term Fixed Income (94.5%)	Value
U.S. Government and Agencies (10.4%) - continued
	Federal Home Loan Banks
$5,000,000	2.000%, 7/27/2012	$5,030,190
	Federal National Mortgage Association
5,000,000	4.625%, 5/1/2013	5,278,000
	U.S. Treasury Notes
5,000,000	1.750%, 11/15/2011	5,082,420
5,000,000	1.375%, 10/15/2012[i]	4,994,920
15,700,000	1.875%, 4/30/2014	15,531,963
2,000,000	2.375%, 9/30/2014[i]	2,007,960
	U.S. Treasury Notes, TIPS
5,724,700	2.000%, 7/15/2014	6,038,219
10,686,600	2.500%, 7/15/2016	11,612,498

	Total U.S. Government and Agencies	60,646,400

U.S. Municipals (0.5%)
	Denver, Colorado Department of Aviation Airport System Revenue Bonds
2,500,000	5.250%, 11/15/2032	2,556,475
	Houston, Texas Combined Utility System Revenue Refunding Bonds (AMBAC Insured)
650,000	5.000%, 5/15/2011[j]	679,348

	Total U.S. Municipals	3,235,823

Utilities (2.0%)
	Cleveland Electric Illuminating Company
235,000	7.430%, 11/1/2009	235,000
	Commonwealth Edison Company
1,700,000	6.150%, 3/15/2012	1,851,332
	Duke Energy Carolinas, LLC
1,300,000	5.750%, 11/15/2013	1,437,931
	Enel Finance International SA
1,500,000	3.875%, 10/7/2014[a]	1,517,148
	National Rural Utilities Cooperative Finance Corporation
1,350,000	5.500%, 7/1/2013	1,469,034
	Oncor Electric Delivery Company
1,300,000	5.950%, 9/1/2013	1,408,712
	Power Receivables Finance, LLC
176,097	6.290%, 1/1/2012[d]	179,583
	Sierra Pacific Power Company
2,000,000	6.250%, 4/15/2012	2,122,562
	Virginia Electric & Power Company
1,000,000	4.500%, 12/15/2010	1,032,427
640,000	5.100%, 11/30/2012	694,636

	Total Utilities	11,948,365

	Total Long-Term Fixed Income (cost $554,394,679)	551,385,865

Shares	Mutual Funds (1.7%)	Value
Fixed Income Mutual Funds (1.7%)
2,247,228	Thrivent High Yield Fund	$10,045,110

	Total Fixed Income Mutual Funds	10,045,110

	Total Mutual Funds (cost $8,300,000)	10,045,110

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
72,400	Federal National Mortgage Association, 8.250%[k]	83,260

	Total Financials	83,260

	Total Preferred Stock (cost $1,568,226)	83,260

Shares	Collateral Held for Securities Loaned (1.9%)	Value
10,892,000	Thrivent Financial Securities Lending Trust	10,892,000

	Total Collateral Held for Securities Loaned (cost $10,892,000)	10,892,000

Shares or Principal Amount	Short-Term Investments (9.6%)[l]	Value
	Enterprise Funding Corporation
8,175,000	0.100%, 11/2/2009	8,174,977
	Federal Home Loan Bank Discount Notes
5,755,000	0.070%, 11/6/2009	5,754,944
6,215,000	0.080%, 11/12/2009	6,214,848
10,095,000	0.065%, 11/13/2009	10,094,781
8,000,000	0.070%, 11/20/2009	7,999,705
5,000,000	0.050%, 11/27/2009	4,999,820
1,600,000	0.200%, 3/17/2010[m,n]	1,598,811
	Federal Home Loan Mortgage Corporation Discount Notes
10,990,000	0.070%, 11/17/2009	10,989,658
68,918	Thrivent Money Market Fund	68,918

	Total Short-Term Investments (at amortized cost)	55,896,462

	Total Investments (cost $631,051,367) 107.7%	$628,302,697

	Other Assets and Liabilities, Net (7.7%)	(44,693,649)

	Total Net Assets 100.0%	$583,609,048

a	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2009, the value of these investments was $87,560,724 or 15.0% of total net assets.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.

The accompanying Notes to Financial Statements are an integral part of this schedule.
197

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2009

d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Fund owned as of October 31, 2009.

Security	Acquisition Date	Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,000,000
Commercial Mortgage Pass-Through Certificates	10/18/2006	1,000,000
Commercial Mortgage Pass-Through Certificates	5/2/2007	1,500,000
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	85,895
Mortgage Equity Conversion Asset Trust	2/14/2007	2,769,592
Mortgage Equity Conversion Asset Trust	1/18/2007	2,816,807
Power Receivables Finance, LLC	9/30/2003	176,045
Wachovia Asset Securitization, Inc.	3/16/2007	1,279,034

e	Defaulted security. Interest is not being accrued.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
h	In bankruptcy. Interest is not being accrued.
i	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
j	To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or Government agency identified.
k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
m	At October 31, 2009, $1,498,885 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
n	At October 31, 2009, $99,926 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

TIPS - Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$20,368,159
Gross unrealized depreciation	(23,354,689)

Net unrealized appreciation (depreciation)	($2,986,530)

Cost for federal income tax purposes	$631,289,227

The accompanying Notes to the Financial Statements are an integral part of this schedule.
198

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Limited Maturity Bond Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	114,818,034	–	109,008,992	5,809,042
Basic Materials	8,161,278	–	8,161,278	–
Capital Goods	11,420,717	–	11,420,717	–
Collateralized Mortgage Obligations	27,085,127	–	27,085,127	–
Commercial Mortgage-Backed Securities	46,704,819	–	44,052,069	2,652,750
Communications Services	20,417,964	–	20,417,964	–
Consumer Cyclical	2,989,252	–	2,989,252	–
Consumer Non-Cyclical	22,172,409	–	22,172,409	–
Energy	12,625,053	–	12,625,053	–
Financials	150,464,257	–	150,464,257	–
Foreign	9,413,554	–	9,413,554	–
Mortgage-Backed Securities	40,285,499	–	40,285,499	–
Technology	2,710,205	–	2,710,205	–
Transportation	6,287,109	–	3,531,422	2,755,687
U.S. Government and Agencies	60,646,400	–	60,646,400	–
U.S. Municipals	3,235,823	–	3,235,823	–
Utilities	11,948,365	–	11,948,365	–

Mutual Funds
Fixed Income Mutual Funds	10,045,110	10,045,110	–	–

Preferred Stock
Financials	83,260	83,260	–	–
Collateral Held for Securities Loaned	10,892,000	10,892,000	–	–
Short-Term Investments	55,896,462	68,918	55,827,544	–

Total	$628,302,697	$21,089,288	$595,995,930	$11,217,479

Other Financial Instruments*	($1,741,172)	($1,834,794)	$93,622	$–

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Limited Maturity Bond Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers In and/or (Out of) Level 3	Value October 31, 2009
Long-Term Fixed Income
Asset-Backed Securities	5,648,674	–	–	(307,462)	(328,163)	795,993	5,809,042
Commercial Mortgage-Backed Securities	–	–	–	136,947	–	2,515,803	2,652,750
Financials	2,913,963	–	–	283,114	–	(3,197,077)	–
Transportation	–	(6,959)	3,473	222,431	1,674,167	862,575	2,755,687
U.S. Government	1,911,215	–	(102,075)	64,201	(1,873,341)	–	–
Preferred Stock
Financials	949,512	–	(260,255)	157,456	(846,713)	–	–

Total	$11,423,364	($6,959)	($358,857)	$556,687	($1,374,050)	$977,294	$11,217,479

The accompanying Notes to Financial Statements are an integral part of this schedule.
199

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2009

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(85)	December 2009	($18,342,476)	($18,496,798)	($154,322)
5-Yr. U.S. Treasury Bond Futures	(695)	December 2009	(79,542,806)	(80,934,926)	(1,392,120)
10-Yr. U.S. Treasury Bond Futures	(205)	December 2009	(24,005,820)	(24,314,923)	(309,103)
20-Yr. U.S. Treasury Bond Futures	10	December 2009	1,180,812	1,201,563	20,751
Total Futures Contracts					($1,834,794)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	$261,000	$37,618	($14,451)	$23,167
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	87,000	24,480	(4,817)	19,663
CDX IG, Series 12, 5 Year, at 1.00%; Bank of America	Sell	6/20/2014	2,500,000	69,627	(18,835)	50,792
Total Credit Default Swaps					($38,103)	$93,622

1	As the buyer of protection, Limited Maturity Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Limited Maturity Bond Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2009, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	20,751
Total Interest Rate Contracts		20,751

Credit Contracts
Credit Default Swap	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	93,622
Total Credit Contracts		93,622

Total Asset Derivatives		$114,373

Liability Derivatives

Interest Rate Contracts
Future*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,855,545
Total Interest Rate Contracts		1,855,545

Total Liability Derivatives		$1,855,545

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to the Financial Statements are an integral part of this schedule.
200

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2009, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Option Written	Net realized gains/(losses) on Written option contracts	(1,038,392)
Option Purchased	Net realized gains/(losses) on Investments	781,257
Future	Net realized gains/(losses) on Futures contracts	(5,495,318)

Total Interest Rate Contracts		(5,752,453)

Credit Contracts
Credit Default Swap	Net realized gains/(losses) on Swap agreements	(1,261,227)

Total Credit Contracts		(1,261,227)

Total		($7,013,680)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2009, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Future	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,644,815)
Option Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(64,063)
Interest Rate Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	(441,395)
Total Interest Rate Contracts		(2,150,273)
Credit Contracts
Credit Default Swap	Change in net unrealized appreciation/(depreciation) on Swap agreements	892,860
Total Credit Contracts		892,860

Total		($1,257,413)

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended October 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$103,116,849	21.1%	$15,733,516	3.2%	294
Credit Contracts	N/A	N/A	7,817,104	1.6%	N/A

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2008	Gross Purchases	Gross Sales	Shares Held at October 31, 2009	Value October 31, 2009	Income Earned November 1, 2008 - October 31, 2009
High Yield	$–	$8,300,000	$–	2,247,228	$10,045,110	$461,484
Money Market	7,923,037	62,957,146	70,811,265	68,918	68,918	25,109
Thrivent Financial Securities Lending Trust	52,879,250	194,500,633	236,487,883	10,892,000	10,892,000	207,181
Total Value and Income Earned	60,802,287				21,006,028	693,774

The accompanying Notes to Financial Statements are an integral part of this schedule.
201

Money Market Fund

Schedule of Investments as of October 31, 2009

Principal Amount	Commercial Paper (64.0%)[a]	Value
Banking-Domestic (10.5%)
	Bank of America NA
$20,400,000	0.370%, 12/16/2009	$20,400,000
	BNP Paribas Finance, Inc.
20,420,000	0.270%, 11/24/2009[b]	20,416,477
17,040,000	0.250%, 12/29/2009[b]	17,033,136
	Rabobank USA Finance Corporation
11,495,000	0.300%, 2/18/2010[b]	11,484,559
10,270,000	0.250%, 2/23/2010[b]	10,261,870
	Societe Generale North America, Inc.
17,080,000	0.185%, 11/10/2009[b]	17,079,210
17,050,000	0.250%, 12/15/2009[b]	17,044,790

	Total Banking-Domestic	113,720,042

Banking-Foreign (2.1%)
	Royal Bank of Canada
10,230,000	0.220%, 2/26/2010	10,222,686
	World Bank Discount Notes
13,640,000	0.240%, 2/8/2010	13,630,997

	Total Banking-Foreign	23,853,683

Capital Goods (1.9%)
	General Electric Company
13,630,000	0.210%, 12/28/2009	13,625,468
6,900,000	0.210%, 12/29/2009	6,897,666

	Total Capital Goods	20,523,134

Consumer Cyclical (5.3%)
	Golden Funding Corporation
10,190,000	0.680%, 11/24/2009[b]	10,185,573
10,230,000	0.850%, 12/30/2009[b]	10,215,749
10,250,000	0.800%, 2/10/2010[b]	10,226,995
	Toyota Credit Canada, Inc.
10,250,000	0.220%, 12/23/2009	10,246,743
	Toyota Financial Services de Puerto Rico, Inc.
17,040,000	0.260%, 12/30/2009	17,032,739

	Total Consumer Cyclical	57,907,799

Consumer Non-Cyclical (1.0%)
	Nestle Capital Corporation
10,250,000	0.180%, 3/8/2010[b]	10,243,491

	Total Consumer Non-Cyclical	10,243,491

Finance (37.6%)
	Alaska Housing Financing Corporation
19,060,000	0.700%, 11/12/2009	19,055,923
12,920,000	0.700%, 11/19/2009	12,915,478
17,655,000	0.700%, 12/8/2009	17,642,298
9,205,000	0.650%, 12/9/2009	9,198,684
	Barton Capital Corporation
17,058,000	0.230%, 12/21/2009[b]	17,052,551
10,230,000	0.220%, 12/22/2009[b]	10,226,812
17,025,000	0.230%, 12/28/2009[b]	17,018,800
	Bryant Park Funding, LLC
13,625,000	0.240%, 12/15/2009[b]	13,621,003
17,050,000	0.230%, 12/21/2009[b]	17,044,554

Principal Amount	Commercial Paper (64.0%)[a]	Value
Finance (37.6%) - continued
	Chariot Funding, LLC
$15,180,000	0.190%, 12/11/2009[b]	$15,176,795
	ING US Funding, LLC
10,250,000	0.200%, 12/9/2009[b]	10,247,836
	Jupiter Securitization Corporation
19,350,000	0.190%, 11/24/2009[b]	19,347,651
	Old Line Funding, LLC
6,790,000	0.500%, 2/11/2010[b]	6,780,381
17,050,000	0.320%, 2/17/2010[b]	17,033,632
17,050,000	0.320%, 2/24/2010[b]	17,032,571
	Private Export Funding Corporation
10,230,000	0.340%, 3/23/2010	10,216,281
	Ranger Funding Company, LLC
6,400,000	0.280%, 12/16/2009[b]	6,397,760
	Reckitt Benckiser Treasury Services plc
20,400,000	0.350%, 1/27/2010[b]	20,382,745
	Straight-A Funding, LLC
7,950,000	0.280%, 11/2/2009	7,949,938
20,415,000	0.270%, 11/17/2009	20,412,550
13,600,000	0.260%, 11/18/2009	13,598,330
17,035,000	0.210%, 11/19/2009	17,033,211
17,000,000	0.260%, 11/24/2009	16,997,176
1,000,000	0.230%, 12/10/2009	999,751
17,035,000	0.230%, 12/11/2009	17,030,647
	Thunder Bay Funding, LLC
6,800,000	0.250%, 12/14/2009[b]	6,797,970
16,975,000	0.650%, 1/20/2010[b]	16,950,480
16,974,000	0.500%, 2/8/2010[b]	16,950,661
17,025,000	0.310%, 2/22/2010[b]	17,008,434

	Total Finance	408,120,903

Foreign (3.2%)
	Caisse D’Amortissement de la Dette Sociale
10,250,000	0.220%, 2/1/2010	10,244,237
13,642,000	0.240%, 2/16/2010	13,632,269
10,250,000	0.270%, 3/29/2010	10,238,622

	Total Foreign	34,115,128

U.S. Government and Agencies (2.4%)
	Federal Home Loan Bank Discount Notes
8,890,000	1.150%, 12/4/2009	8,880,629
	Federal Home Loan Mortgage Corporation Discount Notes
17,000,000	0.240%, 3/1/2010	16,986,400

	Total U.S. Government and Agencies	25,867,029

	Total Commercial Paper	694,351,209

Shares	Other Mutual Funds (6.0%)[a]	Value
355,000	AIM Investments Institutional Government and Agency Portfolio	355,000
20,309,000	Barclays Prime Money Market Fund	20,309,000

The accompanying Notes to Financial Statements are an integral part of this schedule.
202

Money Market Fund

Schedule of Investments as of October 31, 2009

Shares	Other Mutual Funds (6.0%)[a]	Value
44,380,000	DWS Money Market Series	$44,380,000

	Total Other Mutual Funds	65,044,000

Principal Amount	Variable Rate Notes (30.1%)[a]	Value
Banking-Domestic (7.2%)
	American Express Bank, FSB
9,200,000	1.095%, 11/10/2009[b,c]	9,291,504
	Bank of America NA
9,000,000	0.330%, 12/14/2009[b,c]	9,008,512
13,640,000	0.469%, 12/23/2009[b,c]	13,680,376
	J.P. Morgan Chase & Company
13,620,000	0.420%, 1/4/2010[b,c]	13,620,000
	U.S. Bancorp
15,200,000	0.730%, 12/4/2009[c]	15,239,172
	U.S. Central Federal Credit Union
10,250,000	0.284%, 1/19/2010[b,c]	10,250,000
	Wachovia Bank NA
6,800,000	0.733%, 11/2/2009[b,c]	6,800,081

	Total Banking-Domestic	77,889,645

Brokerage (1.9%)
	Citigroup Funding, Inc.
20,390,000	0.381%, 1/29/2010[b,c]	20,398,178

	Total Brokerage	20,398,178

Finance (1.1%)
	General Electric Capital Corporation
12,550,000	0.379%, 12/11/2009[b,c]	12,574,842

	Total Finance	12,574,842

U.S. Government and Agencies (19.9%)
	Federal Home Loan Banks
10,200,000	0.630%, 11/2/2009[c]	10,200,000
10,200,000	0.750%, 11/2/2009[c]	10,200,000
10,200,000	0.244%, 11/9/2009[c]	10,200,000
16,970,000	0.554%, 11/18/2009[c]	16,970,000
10,670,000	0.245%, 11/20/2009[c]	10,667,771
13,600,000	0.375%, 11/21/2009[c]	13,600,000
27,240,000	0.134%, 1/9/2010[c]	27,235,427
	Federal Home Loan Mortgage Corporation
10,200,000	0.560%, 11/2/2009[c]	10,200,000
13,600,000	0.660%, 11/2/2009[c]	13,600,000
17,000,000	0.314%, 12/3/2009[c]	16,996,719
10,288,000	0.379%, 12/9/2009[c]	10,304,249
13,605,000	0.256%, 12/24/2009[c]	13,605,000
20,415,000	0.084%, 1/11/2010[c]	20,415,000
15,100,000	0.264%, 1/16/2010[c]	15,108,106
	Federal National Mortgage Association
17,000,000	0.174%, 1/13/2010[c]	16,991,719

	Total U.S. Government and Agencies	216,293,991

	Total Variable Rate Notes	327,156,656

	Total Investments (at amortized cost) 100.1%	$1,086,551,865

	Other Assets and Liabilities, Net (0.1)%	(849,119)

	Total Net Assets 100.0%	$1,085,702,746

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank or institution.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.

Cost for federal income tax purposes	$1,086,551,865

The accompanying Notes to Financial Statements are an integral part of this schedule.
203

Money Market Fund

Schedule of Investments as of October 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2009, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value, as discussed in the Notes to Financial Statements.

Security Type and Industry	Total	Level 1	Level 2	Level 3

Commercial Paper
Banking-Domestic	113,720,042	–	113,720,042	–
Banking-Foreign	23,853,683	–	23,853,683	–
Capital Goods	20,523,134	–	20,523,134	–
Consumer Cyclical	57,907,799	–	57,907,799	–
Consumer Non-Cyclical	10,243,491	–	10,243,491	–
Finance	408,120,903	–	408,120,903	–
Foreign	34,115,128	–	34,115,128	–
U.S. Government and Agencies	25,867,029	–	25,867,029	–
Other Mutual Funds	65,044,000	65,044,000	–	–

Variable Rate Notes
Banking-Domestic	77,889,645	–	77,889,645	–
Brokerage	20,398,178	–	20,398,178	–
Finance	12,574,842	–	12,574,842	–
U.S. Government and Agencies	216,293,991	–	216,293,991	–

Total	$1,086,551,865	$65,044,000	$1,021,507,865	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.
204

[THIS PAGE INTENTIONALLY LEFT BLANK]

The accompanying Notes to Financial Statements are an integral part of this schedule.
205

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of October 31, 2009	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets
Investments at cost	$488,699,876	$1,125,169,188	$1,067,994,440	$430,664,098
Investments in securities at market value	107,296,347	194,087,674	184,176,128	86,679,291
Investments in affiliates at market value	310,929,880	780,436,228	778,952,091	320,449,890
Investments at Market Value	418,226,227	974,523,902	963,128,219	407,129,181
Cash	4,940	48	2,588	29
Dividends and interest receivable	181,548	1,179,207	1,781,158	922,569
Prepaid expenses	2,724	4,346	4,391	2,786
Receivable for investments sold	1,173,282	1,456,327	914,803	290,312
Receivable for fund shares sold	663,233	901,460	1,023,736	539,500
Swap agreements, at value	70,517	423,104	423,104	141,035
Receivable for forward contracts	–	–	–	–
Total Assets	420,322,471	978,488,394	967,277,999	409,025,412
Liabilities
Accrued expenses	75,235	119,293	95,895	48,099
Payable for investments purchased	1,422,295	2,452,349	2,656,244	1,197,593
Payable upon return of collateral for securities loaned	–	–	–	–
Payable for fund shares redeemed	194,724	511,558	603,085	323,434
Payable for forward contracts	–	–	–	–
Payable for variation margin	1,015,430	1,978,020	1,812,150	568,280
Payable to affiliate	161,522	380,224	393,923	157,381
Total Liabilities	2,869,206	5,441,444	5,561,297	2,294,787
Net Assets
Capital stock (beneficial interest)	512,324,261	1,163,773,571	1,108,029,386	441,527,536
Accumulated undistributed net investment income/(loss)	578,613	8,227,789	790,473	543,271
Accumulated undistributed net realized gain/(loss)	(24,200,303)	(46,479,269)	(40,664,158)	(11,411,730)
Net unrealized appreciation/(depreciation) on:
Investments	(914,980)	(1,901,629)	(913,903)	978,267
Affiliated investments	(69,558,669)	(148,743,657)	(103,952,318)	(24,513,184)
Futures contracts	(722,064)	(1,528,132)	(1,271,129)	(292,237)
Swap agreements	(53,471)	(301,560)	(301,560)	(101,258)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	(122)	(163)	(89)	(40)
Total Net Assets	$417,453,265	$973,046,950	$961,716,702	$406,730,625
Class A Share Capital	$354,550,992	$904,080,461	$923,241,637	$392,891,374
Shares of beneficial interest outstanding (Class A)	40,231,505	97,687,525	97,599,479	40,189,097
Net asset value per share	$8.81	$9.25	$9.46	$9.78
Maximum public offering price	$9.32	$9.79	$10.01	$10.35

Institutional Class Share Capital	$62,902,273	$68,966,489	$38,475,065	$13,839,251
Shares of beneficial interest outstanding (Institutional Class)	7,093,019	7,406,559	4,059,311	1,412,510
Net asset value per share	$8.87	$9.31	$9.48	$9.80

The accompanying Notes to Financial Statements are an integral part of this schedule.
206

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund

$92,404,869	$209,441,051	$283,049,691	$297,757,735	$93,409,404	$767,038,999	$136,477,714
80,933,003	179,924,036	281,610,799	292,023,297	91,800,590	724,027,837	138,613,181
19,519,798	20,851,463	24,835,108	12,071,623	5,972,890	47,744,837	7,882,106
100,452,801	200,775,499	306,445,907	304,094,920	97,773,480	771,772,674	146,495,287
–	–	2,726	3,754	–	100,679	20,641 (a)
20,869	114,867	193,805	129,853	58,130	272,560	469,189
1,766	1,977	2,625	2,358	1,781	4,030	1,842
1,264,477	2,029	6,686,287	4,111,716	1,388,825	–	1,652,841
72,840	376,114	96,283	579,997	56,633	287,014	244,265
–	–	–	–	–	–	–
–	–	–	–	–	–	36,934
101,812,753	201,270,486	313,427,633	308,922,598	99,278,849	772,436,957	148,920,999

21,750	43,124	121,698	92,289	23,627	199,441	44,775
1,511,295	2,784,670	8,081,894	4,669,869	1,617,631	–	4,248,002
14,587,940	19,862,056	24,626,885	12,021,075	3,261,573	47,693,917	–
4,441	195,581	322,384	168,900	2,038	332,875	1,535
–	–	–	–	–	–	30,440
64,441	–	–	–	–	–	50,678
81,191	142,722	311,030	195,883	72,814	684,988	94,055
16,271,058	23,028,153	33,463,891	17,148,016	4,977,683	48,911,221	4,469,485

113,474,804	192,725,482	400,049,131	313,106,537	114,881,026	997,320,693	154,674,992
(6,715)	776,308	90,896	(30,016)	418,538	660,196	2,110,441
(35,878,868)	(6,593,905)	(143,569,909)	(27,639,124)	(25,362,474)	(279,188,828)	(22,283,189)

8,047,932	(8,665,552)	23,396,216	6,337,185	4,364,076	4,733,675	10,017,573
–	–	–	–	–	–	–
(95,458)	–	–	–	–	–	(82,627)
–	–	–	–	–	–	–
–	–	–	–	–	–	6,494
–	–	(2,592)	–	–	–	7,830
$85,541,695	$178,242,333	$279,963,742	$291,774,582	$94,301,166	$723,525,736	$144,451,514

$12,822,371	$59,034,147	$221,200,096	$200,963,261	$13,323,093	$517,601,019	$25,493,882
1,543,649	5,242,261	21,560,267	15,554,272	1,485,208	47,513,621	3,312,079
$8.31	$11.26	$10.26	$12.92	$8.97	$10.89	$7.70
$8.79	$11.92	$10.86	$13.67	$9.49	$11.52	$8.15

$72,719,324	$119,208,186	$58,763,646	$90,811,321	$80,978,073	$205,924,717	$118,957,632
8,633,150	10,097,096	5,179,173	6,346,593	9,005,449	17,585,341	15,405,307
$8.42	$11.81	$11.35	$14.31	$8.99	$11.71	$7.72

(a)	Includes foreign currency holdings of $20,641 (cost $20,627).

The accompanying Notes to Financial Statements are an integral part of this schedule.
207

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

As of October 31, 2009	Partner International Stock Fund	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund
Assets
Investments at cost	$413,721,769	$296,653,216	$436,413,116	$1,613,387,281
Investments in securities at market value	435,392,738	291,832,027	452,391,261	1,752,124,227
Investments in affiliates at market value	1,759,004	6,543,987	7,033,065	51,876,018
Investments at Market Value	437,151,742	298,376,014	459,424,326	1,804,000,245
Cash	27,092 (a)	4,222	1,649	116,044
Dividends and interest receivable	1,170,434	189,283	685,575	1,616,461
Prepaid expenses	2,876	2,670	2,996	7,383
Receivable for investments sold	6,876,112	8,691,154	–	25,607,376
Receivable for fund shares sold	91,670	210,637	450,556	324,613
Receivable for forward contracts	2,827	–	–	–
Receivable for variation margin	–	–	–	–
Total Assets	445,322,753	307,473,980	460,565,102	1,831,672,122
Liabilities
Distributions payable	–	–	–	–
Accrued expenses	115,406	91,893	103,222	641,030
Other liabilities	–	–	–	–
Payable for investments purchased	4,933,231	8,129,852	–	18,298,345
Payable upon return of collateral for securities loaned	–	6,482,949	6,903,957	51,698,493
Payable for fund shares redeemed	333,530	227,332	164,737	940,338
Payable for forward contracts	27,202	–	–	–
Open options written, at value	–	–	–	88,875
Swap agreements, at value	–	–	–	–
Payable for variation margin	–	–	–	5,040,815
Payable to affiliate	327,418	202,594	276,617	1,418,376
Mortgage dollar roll deferred revenue	–	–	–	–
Total Liabilities	5,736,787	15,134,620	7,448,533	78,126,272
Net Assets
Capital stock (beneficial interest)	580,821,878	419,018,160	562,113,268	1,877,036,079
Accumulated undistributed net investment income/(loss)	7,803,179	1,144,972	5,924,787	8,531,069
Accumulated undistributed net realized gain/(loss)	(172,493,345)	(129,546,570)	(137,932,696)	(322,767,677)
Net unrealized appreciation/(depreciation) on:
Investments	23,429,973	1,722,798	23,011,210	190,612,964
Affiliated investments	–	–	–	–
Futures contracts	–	–	–	133,415
Swap agreements	–	–	–	–
Foreign currency forward contracts	(24,375)	–	–	–
Foreign currency transactions	48,656	–	–	–
Total Net Assets	$439,585,966	$292,339,360	$453,116,569	$1,753,545,850
Class A Share Capital	$181,106,362	$118,745,236	$179,616,798	$1,579,298,611
Shares of beneficial interest outstanding (Class A)	20,480,065	27,896,458	15,553,609	83,700,346
Net asset value per share	$8.84	$4.26	$11.55	$18.87
Maximum public offering price	$9.35	$4.51	$12.22	$19.97

Institutional Class Share Capital	$258,479,604	$173,594,124	$273,499,771	$174,247,239
Shares of beneficial interest outstanding (Institutional Class)	28,614,133	38,196,199	23,499,746	9,158,904
Net asset value per share	$9.03	$4.54	$11.64	$19.02

The accompanying Notes to Financial Statements are an integral part of this schedule.
208

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

Balanced Fund	High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Limited Maturity Bond Fund	Money Market Fund

$211,625,651	$654,612,778	$1,256,385,674	$778,149,799	$369,271,165	$631,051,367	$1,086,551,865
211,848,376	635,278,159	1,318,674,189	766,845,341	349,033,314	607,296,669	1,086,551,865
5,913,244	21,394,873	–	14,185,103	12,137,561	21,006,028	–
217,761,620	656,673,032	1,318,674,189	781,030,444	361,170,875	628,302,697	1,086,551,865	[1]
–	3,802	2,980	2,607	2,746	1,271	5,729
560,979	14,036,148	20,164,576	9,402,464	2,460,538	4,153,268	174,723
2,184	3,542	6,468	4,101	2,614	3,409	7,632
2,302,688	11,967,813	–	7,057,166	4,669,933	–	–
4,626	432,937	1,568,245	214,936	124,182	1,374,853	9,778,549
–	–	–	–	–	–	–
16,484	–	–	831,719	80,781	14,687	–
220,648,581	683,117,274	1,340,416,458	798,543,437	368,511,669	633,850,185	1,096,518,498

–	1,276,864	822,237	267,923	98,284	58,565	5
79,863	105,518	200,667	109,331	94,779	63,535	271,848
–	163,800	–	140,400	–	–	–
19,338,252	24,770,332	5,255,653	45,589,182	72,268,658	38,044,031	–
2,435,412	21,394,873	–	1,776,500	–	10,892,000	–
144,649	431,788	402,531	402,017	166,873	295,989	10,285,600
–	–	–	–	–	–	–
–	–	–	–	–	–	–
55,181	–	–	44,450	64,476	38,103	–
165,266	–	–	878,677	195,314	635,317	–
155,760	347,229	798,962	335,823	172,244	181,086	258,299
16,418	–	–	30,082	62,153	32,511	–
22,390,801	48,490,404	7,480,050	49,574,385	73,122,781	50,241,137	10,815,752

222,975,477	1,025,235,855	1,271,200,440	825,398,314	331,667,136	597,157,528	1,085,776,094
61,158	(219,551)	93,159	410,308	125,191	325,818	(73,348)
(30,932,819)	(392,449,688)	(645,706)	(79,252,328)	(27,847,259)	(9,384,456)	–

5,899,359	2,060,254	62,288,515	292,413	(10,127,971)	(4,493,780)	–
236,610	–	–	2,588,232	2,027,681	1,745,110	–
(14,698)	–	–	(587,755)	(619,580)	(1,834,794)	–
32,693	–	–	119,868	163,690	93,622	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
$198,257,780	$634,626,870	$1,332,936,408	$748,969,052	$295,388,888	$583,609,048	$1,085,702,746

$144,049,856	$403,710,898	$1,246,508,298	$365,884,531	$231,362,257	$128,051,705	$1,017,335,333
14,121,942	90,345,841	111,838,610	45,038,542	24,719,693	10,464,374	1,017,335,334
$10.20	$4.47	$11.15	$8.12	$9.36	$12.24	$1.00
$10.79	$4.68	$11.68	$8.50	$9.80	$12.24	$1.00

$54,207,924	$230,915,972	$86,428,110	$383,084,521	$64,026,631	$455,557,343	$68,367,413
5,321,023	51,647,910	7,754,656	47,198,075	6,838,226	37,235,599	68,367,413
$10.19	$4.47	$11.15	$8.12	$9.36	$12.23	$1.00

[1]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.
209

Thrivent Mutual Funds

Statement of Operations

For the year ended October 31, 2009	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$22,596	$40,052	$31,795	$19,753
Taxable interest	173,512	1,091,873	2,028,101	1,090,875
Income from securities loaned	–	–	–	–
Income from affiliated investments	6,113,594	23,094,855	28,072,312	12,421,881
Foreign dividend tax withholding	(150)	(179)	(119)	(64)
Total Investment Income	6,309,552	24,226,601	30,132,089	13,532,445
Expenses
Adviser fees	617,535	1,321,475	1,321,415	609,004
Sub-Adviser fees	–	–	–	–
Administrative service fees	130,728	221,723	224,083	132,478
Amortization of offering costs	–	–	–	–
Audit and legal fees	23,404	31,272	31,514	23,585
Custody fees	12,642	14,418	15,355	17,054
Distribution expenses Class A	719,770	1,849,785	1,925,872	827,426
Distribution expenses Class B	–	–	–	–
Insurance expenses	6,092	9,710	9,724	6,103
Printing and postage expenses Class A	383,362	673,415	476,227	163,853
Printing and postage expenses Class B	–	–	–	–
Printing and postage expenses Institutional Class	411	437	449	337
SEC and state registration expenses	44,920	64,273	66,382	49,833
Transfer agent fees Class A	717,554	1,288,221	921,484	314,443
Transfer agent fees Class B	–	–	–	–
Transfer agent fees Institutional Class	408	481	504	339
Trustees’ fees	3,560	3,560	4,354	3,560
Other expenses	7,415	8,467	8,517	8,098
Total Expenses Before Reimbursement	2,667,801	5,487,237	5,005,880	2,156,113
Less:
Reimbursement from adviser	(893,005)	(1,411,941)	(886,889)	(453,866)
Custody earnings credit	(230)	(12)	(178)	(1)
Total Net Expenses	1,774,566	4,075,284	4,118,813	1,702,246

Net Investment Income/(Loss)	4,534,986	20,151,317	26,013,276	11,830,199
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(21,468)	33,645	57,576	125,196
Affiliated investments	(32,434,324)	(58,955,528)	(55,350,964)	(15,781,794)
In-kind redemptions	–	–	–	–
Distributions of realized capital gains from affiliated investments	503,911	1,156,929	1,110,802	320,175
Futures contracts	9,478,948	17,985,484	18,650,518	5,554,162
Foreign currency transactions	–	–	–	–
Swap agreements	(18,742)	(112,263)	(112,263)	(37,488)
Change in net unrealized appreciation/(depreciation) on:
Investments	(914,980)	(2,040,446)	(1,197,899)	840,857
Affiliated investments	75,895,994	162,157,439	147,735,560	49,994,938
Futures contracts	(859,426)	(1,154,389)	(978,687)	580,000
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	(122)	(163)	(89)	(40)
Swap agreements	(53,471)	(301,560)	(301,560)	(101,258)
Net Realized and Unrealized Gains/(Losses)	51,576,320	118,769,148	109,612,994	41,494,748

Net Increase/(Decrease) in Net Assets Resulting From Operations	$56,111,306	$138,920,465	$135,626,270	$53,324,947

The accompanying Notes to Financial Statements are an integral part of this schedule.
210

Thrivent Mutual Funds

Statement of Operations - continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund
$316,305	$2,796,997	$4,450,107	$1,735,083	$1,599,166	$9,274,047	$2,734,391
6,118	1,435	19,586	14,725	58	32,249	836,357
144,891	139,462	428,362	226,617	24,577	521,085	–
39,820	31,383	46,739	58,335	22,357	12,543	49,618
(393)	(628)	(9,945)	(4,500)	(101)	–	(229,629)
506,741	2,968,649	4,934,849	2,030,260	1,646,057	9,839,924	3,390,737

288,706	142,276	2,099,166	1,000,963	195,709	4,627,784	375,019
371,721	853,654	–	–	382,562	–	542,794
76,676	90,954	127,680	111,886	76,920	210,650	86,229
–	–	–	–	–	–	12,324
19,108	20,111	24,104	21,666	19,137	30,564	28,005
22,227	15,289	61,237	15,775	26,863	28,485	223,127
25,731	126,963	526,663	427,487	23,837	1,166,473	47,276
–	2,688	5,889	10,984	–	6,697	–
4,000	4,440	6,178	5,366	3,943	9,358	4,157
6,324	83,653	345,065	334,340	6,554	466,935	4,631
–	851	2,276	4,219	–	2,095	–
547	2,934	1,134	2,438	1,207	2,694	2,317
26,220	34,924	39,040	36,618	26,669	54,688	32,240
18,001	214,895	826,903	777,563	27,303	1,330,329	31,053
–	2,782	10,832	22,022	–	11,314	–
524	30,928	2,391	24,196	648	16,610	1,035
3,560	8,971	11,718	12,276	4,380	22,881	6,148
8,349	9,615	13,322	10,228	7,990	13,726	50,753
871,694	1,645,928	4,103,598	2,818,027	803,722	8,001,283	1,447,108

(19,940)	(93,804)	(24,840)	(36,338)	(39,455)	(13,024)	(409,777)
(27)	(19)	(6)	(43)	(48)	(39)	(31)
851,727	1,552,105	4,078,752	2,781,646	764,219	7,988,220	1,037,300

(344,986)	1,416,544	856,097	(751,386)	881,838	1,851,704	2,353,437

(18,229,235)	(6,453,570)	(72,128,178)	(20,195,859)	(13,845,188)	(77,046,228)	(14,152,931)
–	–	–	–	–	–	–
–	–	8,255,196	–	–	17,854,697	–
–	–	–	–	–	–	–
(411,287)	–	820,241	20,433	–	–	274,766
–	(3,721)	3,448	–	–	–	(175,537)
–	–	–	–	–	–	–
24,396,129	21,262,326	58,212,494	81,419,299	24,503,090	194,902,855	42,927,784
–	–	–	–	–	–	–
680,552	–	–	–	–	–	8,562
–	–	–	–	–	–	40,619
–	–	(2,592)	–	–	–	14,890
–	–	–	–	–	–	–
6,436,159	14,805,035	(4,839,391)	61,243,873	10,657,902	135,711,324	28,938,153

$6,091,173	$16,221,579	$(3,983,294)	$60,492,487	$11,539,740	$137,563,028	$31,291,590

The accompanying Notes to Financial Statements are an integral part of this schedule.
211

Thrivent Mutual Funds

Statement of Operations - continued

For the year ended October 31, 2009	Partner International Stock Fund	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund
Investment Income
Dividends	$12,964,647	$4,063,520	$11,268,658	$32,157,880
Taxable interest	6,003	7,261	10,580	163,855
Tax Exempt interest	–	–	–	–
Income from mortgage dollar rolls	–	–	–	–
Income from securities loaned	1,416	82,642	107,908	473,684
Income from affiliated investments	95,108	44,678	40,017	83,409
Foreign dividend tax withholding	(1,151,827)	(72,555)	(54,221)	(237,328)
Total Investment Income	11,915,347	4,125,546	11,372,942	32,641,500
Expenses
Adviser fees	873,380	2,239,553	1,941,520	9,188,188
Sub-Adviser fees	1,458,612	–	–	–
Administrative service fees	144,233	123,389	151,623	415,527
Audit and legal fees	22,405	24,187	26,019	50,969
Custody fees	145,543	48,367	23,262	81,099
Distribution expenses Class A	411,658	232,759	412,625	3,650,802
Distribution expenses Class B	5,937	5,919	6,031	27,464
Insurance expenses	6,868	6,323	7,052	18,703
Printing and postage expenses Class A	199,720	162,362	148,927	1,386,507
Printing and postage expenses Class B	1,652	1,919	1,552	8,846
Printing and postage expenses Institutional Class	1,516	2,009	1,944	1,666
SEC and state registration expenses	38,711	35,748	41,220	79,562
Transfer agent fees Class A	754,499	486,926	532,360	3,595,270
Transfer agent fees Class B	9,945	10,272	8,077	48,859
Transfer agent fees Institutional Class	1,067	3,904	18,603	2,944
Trustees’ fees	15,866	15,948	17,375	36,835
Other expenses	38,290	11,100	11,481	23,485
Total Expenses Before Reimbursement	4,129,902	3,410,685	3,349,671	18,616,726
Less:
Reimbursement from adviser	(32,872)	(593,301)	(20,737)	(74,613)
Custody earnings credit	(13)	(10)	(11)	(57)
Total Net Expenses	4,097,017	2,817,374	3,328,923	18,542,056

Net Investment Income/(Loss)	7,818,330	1,308,172	8,044,019	14,099,444
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(106,155,380)	(58,530,592)	(94,512,840)	(280,780,072)
In-kind redemptions	–	15,431,091	20,383,649	–
Written option contracts	–	(44,206)	–	(1,795,859)
Futures contracts	–	–	–	30,236,923
Foreign currency transactions	(116,675)	(1,144)	–	–
Swap agreements	–	–	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	174,630,637	90,552,159	104,015,421	357,538,155
Affiliated investments	–	–	–	–
Futures contracts	–	–	–	112,210
Foreign currency forward contracts	107,886	–	–	–
Foreign currency transactions	(140,962)	–	–	–
Swap agreements	–	–	–	–
Net Realized and Unrealized Gains/(Losses)	68,325,506	47,407,308	29,886,230	105,311,357

Net Increase/(Decrease) in Net Assets Resulting From Operations	$76,143,836	$48,715,480	$37,930,249	$119,410,801

The accompanying Notes to the Financial Statements are an integral part of this schedule.
212

Thrivent Mutual Funds

Statement of Operations - continued

Balanced Fund	High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Limited Maturity Bond Fund	Money Market Fund
$2,168,464	$606,736	$–	$6,234	$86,510	$84,080	$71,620
2,101,490	52,742,071	360,953	40,230,840	11,198,449	21,553,342	16,948,863
–	–	63,526,384	–	–	–	–
586,483	–	–	1,694,265	2,680,838	734,619	–
95,763	287,253	–	125,976	5,368	207,181	–
115,445	45,187	–	681,399	594,257	486,593	–
(23,701)	–	–	–	–	–	–
5,043,944	53,681,247	63,887,337	42,738,714	14,565,422	23,065,815	17,020,483

998,483	2,094,482	5,044,061	2,304,281	1,250,723	1,462,504	5,582,552
–	–	–	–	–	–	–
102,142	173,546	318,874	202,609	122,087	161,691	346,478
21,323	25,813	38,146	29,320	22,966	26,114	44,728
23,496	20,110	31,876	29,200	21,702	26,988	41,460
330,983	864,579	2,915,353	828,940	540,269	109,573	1,523,230
5,723	7,335	9,243	5,653	3,455	1,052	2,377
5,075	7,703	13,274	9,042	5,904	7,299	590,858
106,120	222,046	247,473	178,237	105,839	46,614	778,172
1,123	1,432	681	1,128	548	237	339
557	1,640	1,816	1,563	843	4,450	4,571
32,358	51,060	76,948	47,973	40,555	53,862	133,828
325,776	562,342	547,664	476,249	367,961	165,387	1,714,061
4,971	5,956	1,774	5,408	2,580	853	1,065
468	7,471	20,841	2,370	2,483	44,547	4,260
6,097	23,533	45,501	29,808	8,450	23,460	57,894
19,376	25,015	70,826	30,087	19,325	24,868	17,974
1,984,071	4,094,063	9,384,351	4,181,868	2,515,690	2,159,499	10,843,847

(22,118)	(18,033)	(2,337)	(49,389)	(259,681)	(30,502)	(2,975,067)
(32)	(195)	(357)	(91)	(79)	(227)	(42)
1,961,921	4,075,835	9,381,657	4,132,388	2,255,930	2,128,770	7,868,738

3,082,023	49,605,412	54,505,680	38,606,326	12,309,492	20,937,045	9,151,745

(29,266,103)	(30,456,607)	(220,631)	(21,375,407)	(1,000,752)	3,508,257	192,252
–	–	–	–	–	–	–
(351,759)	–	–	–	(1,228,690)	(1,038,392)	–
1,834,418	–	–	(4,476,384)	(5,970,693)	(5,495,318)	–
(607)	–	–	–	–	–	–
(211,963)	(326,841)	–	(5,111,585)	(1,474,588)	(1,261,227)	–

51,801,700	155,015,386	88,832,577	137,731,366	39,541,837	39,225,633	–
236,610	–	–	2,588,232	2,027,681	1,745,110	–
19,671	–	–	(2,683)	(850,215)	(1,644,815)	–
–	–	–	–	–	–	–
1	–	–	–	–	–	–
205,132	–	–	1,880,128	861,541	451,465	–
24,267,100	124,231,938	88,611,946	111,233,667	31,906,121	35,490,713	192,252

$27,349,123	$173,837,350	$143,117,626	$149,839,993	$44,215,613	$56,427,758	$9,343,997

The accompanying Notes to Financial Statements are an integral part of this schedule.
213

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	10/31/2009	10/31/2008	10/31/2009	10/31/2008
Operations
Net investment income/(loss)	$4,534,986	$3,811,992	$20,151,317	$17,617,961
Net realized gains/(losses)	(22,491,675)	22,697,624	(39,891,733)	26,204,888
Change in net unrealized appreciation/(depreciation)	74,067,995	(199,382,857)	158,660,881	(412,286,905)
Net Change in Net Assets Resulting From Operations	56,111,306	(172,873,241)	138,920,465	(368,464,056)
Distributions to Shareholders
From net investment income	(4,055,895)	(10,542,747)	(18,672,449)	(27,361,524)
From net realized gains	(17,451,235)	(6,153,794)	(20,356,741)	(12,775,832)
Total Distributions to Shareholders	(21,507,130)	(16,696,541)	(39,029,190)	(40,137,356)
Capital Stock Transactions
Class A
Sold	75,669,139	118,087,378	168,832,839	294,741,004
Distributions reinvested	17,944,966	14,095,300	35,823,489	36,947,136
Redeemed	(32,203,634)	(40,104,629)	(91,599,502)	(113,700,523)

Total Class A Capital Stock Transactions	61,410,471	92,078,049	113,056,826	217,987,617

Class B
Sold	–	–	–	–
Distributions reinvested	–	–	–	–
Redeemed	–	–	–	–

Total Class B Capital Stock Transactions	–	–	–	–

Institutional Class
Sold	18,990,498	30,105,168	13,355,531	22,778,698
Distributions reinvested	3,533,938	2,560,040	3,074,642	3,063,040
Redeemed	(15,690,456)	(11,149,284)	(10,880,875)	(8,744,827)

Total Institutional Class Capital Stock Transactions	6,833,980	21,515,924	5,549,298	17,096,911

Capital Stock Transactions	68,244,451	113,593,973	118,606,124	235,084,528

Net Increase/(Decrease) in Net Assets	102,848,627	(75,975,809)	218,497,399	(173,516,884)
Net Assets, Beginning of Period	314,604,638	390,580,447	754,549,551	928,066,435
Net Assets, End of Period	$417,453,265	$314,604,638	$973,046,950	$754,549,551
Accumulated undistributed net investment income/(loss)	$578,613	$239,864	$8,227,789	$7,679,490

Capital Stock Share Transactions

Class A shares
Sold	10,049,721	10,335,528	21,347,213	26,042,536
Distributions reinvested	2,450,831	1,115,967	4,678,763	3,026,738
Redeemed	(4,252,307)	(3,589,602)	(11,874,622)	(10,476,377)

Total Class A shares	8,248,245	7,861,893	14,151,354	18,592,897

Class B shares
Sold	–	–	–	–
Distributions reinvested	–	–	–	–
Redeemed	–	–	–	–

Total Class B shares	–	–	–	–

Institutional Class shares
Sold	2,524,582	2,665,828	1,685,333	2,049,170
Distributions reinvested	479,150	201,906	399,385	249,988
Redeemed	(1,973,983)	(977,087)	(1,357,580)	(801,520)

Total Institutional Class shares	1,029,749	1,890,647	727,138	1,497,638

The accompanying Notes to Financial Statements are an integral part of this schedule.
214

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

		Moderately Conservative
Moderate Allocation Fund		Allocation Fund		Partner Small Cap Growth Fund		Partner Small Cap Value Fund
10/31/2009	10/31/2008	10/31/2009	10/31/2008	10/31/2009	10/31/2008	10/31/2009	10/31/2008

$26,013,276	$23,748,774	$11,830,199	$11,174,391	$(344,986)	$(105,521)	$1,416,544	$1,341,928
(35,644,331)	10,878,416	(9,819,749)	294,334	(18,640,522)	(16,835,382)	(6,457,291)	7,545,688
145,257,325	(322,709,255)	51,314,497	(92,047,159)	25,076,681	(27,267,460)	21,262,326	(53,999,043)
135,626,270	(288,082,065)	53,324,947	(80,578,434)	6,091,173	(44,208,363)	16,221,579	(45,111,427)

(25,153,811)	(32,890,391)	(11,514,915)	(13,212,189)	–	–	(1,385,809)	(445,782)
(5,596,009)	(12,721,584)	–	(2,938,427)	–	(3,442,116)	(7,732,630)	(11,134,358)
(30,749,820)	(45,611,975)	(11,514,915)	(16,150,616)	–	(3,442,116)	(9,118,439)	(11,580,140)

175,340,276	314,251,604	94,991,798	159,768,489	2,803,362	1,615,690	13,404,313	12,816,358
29,216,297	43,615,989	10,954,480	15,359,813	–	654,872	3,309,467	5,887,688
(121,874,783)	(139,386,632)	(68,221,096)	(72,480,669)	(529,938)	(761,499)	(13,338,019)	(20,209,911)

82,681,790	218,480,961	37,725,182	102,647,633	2,273,424	1,509,063	3,375,761	(1,505,865)

–	–	–	–	–	–	13,111	48,232
–	–	–	–	–	–	63,379	261,424
–	–	–	–	–	–	(1,070,217)	(1,691,237)

–	–	–	–	–	–	(993,727)	(1,381,581)

12,108,381	18,236,660	6,070,808	10,602,695	4,592,683	38,293,336	45,848,423	55,104,895
1,217,074	1,622,526	395,107	544,765	–	2,786,333	5,714,207	5,366,176
(7,175,493)	(7,779,995)	(5,033,855)	(6,538,713)	(1,709,247)	(634,361)	(13,748,637)	(13,675,898)

6,149,962	12,079,191	1,432,060	4,608,747	2,883,436	40,445,308	37,813,993	46,795,173
88,831,752	230,560,152	39,157,242	107,256,380	5,156,860	41,954,371	40,196,027	43,907,727

193,708,202	(103,133,888)	80,967,274	10,527,330	11,248,033	(5,696,108)	47,299,167	(12,783,840)
768,008,500	871,142,388	325,763,351	315,236,021	74,293,662	79,989,770	130,943,166	143,727,006
$961,716,702	$768,008,500	$406,730,625	$325,763,351	$85,541,695	$74,293,662	$178,242,333	$130,943,166
$790,473	$1,240,131	$543,271	$730,721	$(6,715)	$(26,069)	$776,308	$1,029,078

21,262,595	28,893,347	10,920,083	15,167,039	369,706	147,293	1,401,209	932,125
3,588,725	3,899,903	1,261,421	1,444,622	–	53,854	350,492	420,820
(15,132,993)	(13,381,235)	(7,969,154)	(7,113,668)	(72,579)	(68,430)	(1,435,078)	(1,453,985)

9,718,327	19,412,015	4,212,350	9,497,993	297,127	132,717	316,623	(101,040)

–	–	–	–	–	–	1,482	3,740
–	–	–	–	–	–	7,293	20,002
–	–	–	–	–	–	(131,292)	(131,380)

–	–	–	–	–	–	(122,517)	(107,638)

1,420,718	1,697,627	689,431	1,003,142	563,875	3,533,886	4,381,989	3,766,136
148,801	145,478	45,302	51,122	–	227,827	577,383	366,191
(874,288)	(742,001)	(584,510)	(636,918)	(229,259)	(69,148)	(1,400,988)	(967,316)

695,231	1,101,104	150,223	417,346	334,616	3,692,565	3,558,384	3,165,011

The accompanying Notes to Financial Statements are an integral part of this schedule.
215

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Small Cap Stock Fund		Mid Cap Growth Fund
For the periods ended	10/31/2009	10/31/2008	10/31/2009	10/31/2008
Operations
Net investment income/(loss)	$856,097	$1,037,930	$(751,386)	$(375,044)
Net realized gains/(losses)	(63,049,293)	(71,289,217)	(20,175,426)	6,366,181
Change in net unrealized appreciation/(depreciation)	58,209,902	(139,026,582)	81,419,299	(152,833,881)
Net Change in Net Assets Resulting From Operations	(3,983,294)	(209,277,869)	60,492,487	(146,842,744)
Distributions to Shareholders
From net investment income	(1,199,395)	–	–	–
From net realized gains	–	(68,131,147)	–	(41,457,007)
Total Distributions to Shareholders	(1,199,395)	(68,131,147)	–	(41,457,007)
Capital Stock Transactions
Class A
Sold	18,666,616	19,474,848	19,701,613	22,031,114
Distributions reinvested	288,188	53,464,780	(3,866)	33,948,162
Redeemed	(35,817,646)	(72,370,050)	(25,064,033)	(44,694,988)

Total Class A Capital Stock Transactions	(16,862,842)	569,578	(5,366,286)	11,284,288

Class B
Sold	5,672	14,553	6,823	91,277
Distributions reinvested	–	1,334,360	–	2,233,836
Redeemed	(2,416,655)	(4,841,997)	(4,639,347)	(9,130,826)

Total Class B Capital Stock Transactions	(2,410,983)	(3,493,084)	(4,632,524)	(6,805,713)

Institutional Class
Sold	10,408,053	64,932,409	32,772,986	37,742,884
Distributions reinvested	899,724	12,668,023	–	4,816,752
Redeemed	(8,913,536)	(11,745,778)	(6,786,967)	(7,470,791)
In-kind redemptions	(49,376,931)	–	–	–

Total Institutional Class Capital Stock Transactions	(46,982,690)	65,854,654	25,986,019	35,088,845

Capital Stock Transactions	(66,256,515)	62,931,148	15,987,209	39,567,420

Net Increase/(Decrease) in Net Assets	(71,439,204)	(214,477,868)	76,479,696	(148,732,331)
Net Assets, Beginning of Period	351,402,946	565,880,814	215,294,886	364,027,217
Net Assets, End of Period	$279,963,742	$351,402,946	$291,774,582	$215,294,886
Accumulated undistributed net investment income/(loss)	$90,896	$682,683	$(30,016)	$(25,883)

Capital Stock Share Transactions

Class A shares
Sold	2,032,084	1,387,798	1,864,201	1,483,331
Distributions reinvested	30,956	3,524,377	(244)	2,144,546
Redeemed	(3,913,926)	(5,148,565)	(2,428,704)	(3,069,784)

Total Class A shares	(1,850,886)	(236,390)	(564,747)	558,093

Class B shares
Sold	703	1,301	909	6,049
Distributions reinvested	–	104,084	–	157,756
Redeemed	(330,189)	(404,731)	(562,917)	(691,891)

Total Class B shares	(329,486)	(299,346)	(562,008)	(528,086)

Institutional Class shares
Sold	981,274	4,191,744	2,889,573	2,321,661
Distributions reinvested	88,036	759,019	–	278,909
Redeemed	(902,518)	(786,802)	(564,025)	(586,073)
In-kind redemptions	(4,319,941)	–	–	–

Total Institutional Class shares	(4,153,149)	4,163,961	2,325,548	2,014,497

The accompanying Notes to the Financial Statements are an integral part of this schedule.
216

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Statement of Changes in Net Assets - continued

				Partner Worldwide Allocation
Partner Mid Cap Value Fund		Mid Cap Stock Fund		Fund		Partner International Stock Fund
10/31/2009	10/31/2008	10/31/2009	10/31/2008	10/31/2009	10/31/2008 (a)	10/31/2009	10/31/2008

$881,838	$858,174	$1,851,704	$4,141,664	$2,353,437	$1,725,491	$7,818,330	$12,257,448
(13,845,188)	(11,524,992)	(59,191,531)	(202,901,892)	(14,053,702)	(8,524,756)	(106,272,055)	(57,037,073)
24,503,090	(23,766,655)	194,902,855	(298,731,729)	42,991,855	(33,042,585)	174,597,561	(294,484,187)
11,539,740	(34,433,473)	137,563,028	(497,491,957)	31,291,590	(39,841,850)	76,143,836	(339,263,812)

(888,833)	(453,407)	(4,268,966)	(1,780,710)	(1,709,823)	–	(10,894,347)	(13,223,577)
–	(2,647,499)	–	(151,620,333)	–	–	–	(59,330,101)
(888,833)	(3,100,906)	(4,268,966)	(153,401,043)	(1,709,823)	–	(10,894,347)	(72,553,678)

5,150,024	1,416,627	28,070,489	40,777,711	5,901,237	34,871,777	9,534,356	21,414,324
62,921	659,429	1,881,875	126,907,304	285,320	–	3,891,674	38,251,800
(978,941)	(2,042,613)	(86,585,385)	(168,390,878)	(1,499,489)	(8,991,867)	(32,785,471)	(65,070,420)

4,234,004	33,443	(56,633,021)	(705,863)	4,687,068	25,879,910	(19,359,441)	(5,404,296)

–	–	3,193	12,563	–	–	9,689	37,280
–	–	–	1,683,773	–	–	–	914,222
–	–	(2,798,556)	(5,610,222)	–	–	(2,411,676)	(4,909,421)

–	–	(2,795,363)	(3,913,886)	–	–	(2,401,987)	(3,957,919)

5,731,151	69,227,903	49,538,758	202,707,964	49,292,766	125,726,410	6,263,317	91,010,465
825,239	2,434,685	2,358,071	23,133,529	1,422,500	–	6,921,578	32,737,883
(3,943,641)	(3,327,455)	(44,717,664)	(33,906,179)	(3,352,400)	(48,944,657)	(7,400,407)	(35,721,811)
–	–	(66,846,514)	–	–	–	–	–

2,612,749	68,335,133	(59,667,349)	191,935,314	47,362,866	76,781,753	5,784,488	88,026,537

6,846,753	68,368,576	(119,095,733)	187,315,565	52,049,934	102,661,663	(15,976,940)	78,664,322

17,497,660	30,834,197	14,198,329	(463,577,435)	81,631,701	62,819,813	49,272,549	(333,153,168)
76,803,506	45,969,309	709,327,407	1,172,904,842	62,819,813	–	390,313,417	723,466,585
$94,301,166	$76,803,506	$723,525,736	$709,327,407	$144,451,514	$62,819,813	$439,585,966	$390,313,417
$418,538	$576,607	$660,196	$3,777,146	$2,110,441	$1,564,231	$7,803,179	$10,663,759

669,360	136,135	3,069,731	3,075,833	895,278	3,525,532	1,300,369	1,729,984
8,561	57,031	223,237	8,769,841	46,394	–	518,201	2,901,249
(126,593)	(189,064)	(9,781,665)	(12,830,574)	(236,031)	(919,094)	(4,474,965)	(5,526,261)

551,328	4,102	(6,488,697)	(984,900)	705,641	2,606,438	(2,656,395)	(895,028)

–	–	480	1,166	–	–	1,428	3,188
–	–	–	141,494	–	–	–	72,727
–	–	(413,102)	(511,002)	–	–	(359,967)	(422,975)

–	–	(412,622)	(368,342)	–	–	(358,539)	(347,060)

689,841	6,336,938	5,149,510	14,655,097	7,945,276	12,675,097	830,227	7,656,212
112,277	209,964	261,717	1,485,519	230,925	–	909,537	2,429,246
(568,756)	(392,674)	(4,695,874)	(2,810,655)	(468,625)	(4,977,366)	(1,065,496)	(2,534,344)
–	–	(5,447,964)	–	–	–	–	–

233,362	6,154,228	(4,732,611)	13,329,961	7,707,576	7,697,731	674,268	7,551,114

(a)	For the period from February 29, 2008 (inception) through October 31, 2008

The accompanying Notes to Financial Statements are an integral part of this schedule.
217

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Large Cap Growth Fund		Large Cap Value Fund
For the periods ended	10/31/2009	10/31/2008	10/31/2009	10/31/2008
Operations
Net investment income/(loss)	$1,308,172	$1,269,494	$8,044,019	$11,958,111
Net realized gains/(losses)	(43,144,851)	(60,230,430)	(74,129,191)	(45,172,966)
Change in net unrealized appreciation/(depreciation)	90,552,159	(161,366,548)	104,015,421	(202,362,296)
Net Change in Net Assets Resulting From Operations	48,715,480	(220,327,484)	37,930,249	(235,577,151)
Distributions to Shareholders
From net investment income	(800,264)	(1,770,087)	(11,677,572)	(9,146,767)
From net realized gains	–	(38,037,772)	–	(31,209,694)
Total Distributions to Shareholders	(800,264)	(39,807,859)	(11,677,572)	(40,356,461)
Capital Stock Transactions
Class A
Sold	14,777,562	22,618,073	17,538,778	17,510,029
Issued in connection with merger	21,102,046	–	–	–
Distributions reinvested	–	10,360,211	3,869,545	18,210,335
Redeemed	(20,476,518)	(31,107,522)	(34,413,625)	(62,034,324)

Total Class A Capital Stock Transactions	15,403,090	1,870,762	(13,005,302)	(26,313,960)

Class B
Sold	1,154	172,752	10,582	41,764
Distributions reinvested	–	590,688	–	415,573
Redeemed	(2,390,163)	(3,939,900)	(2,437,152)	(4,761,713)

Total Class B Capital Stock Transactions	(2,389,009)	(3,176,460)	(2,426,570)	(4,304,376)

Institutional Class
Sold	14,908,383	65,015,370	76,585,887	114,143,936
Issued in connection with merger	1,496,595	–	–	–
Distributions reinvested	793,651	28,560,519	7,665,151	21,302,734
Redeemed	(15,468,840)	(108,501,334)	(22,926,576)	(29,443,637)
In-kind redemptions	(78,419,074)	–	(78,077,277)	–

Total Institutional Class Capital Stock Transactions	(76,689,285)	(14,925,445)	(16,752,815)	106,003,033

Capital Stock Transactions	(63,675,204)	(16,231,143)	(32,184,687)	75,384,697

Net Increase/(Decrease) in Net Assets	(15,759,988)	(276,366,486)	(5,932,010)	(200,548,915)
Net Assets, Beginning of Period	308,099,348	584,465,834	459,048,579	659,597,494
Net Assets, End of Period	$292,339,360	$308,099,348	$453,116,569	$459,048,579
Accumulated undistributed net investment income/(loss)	$1,144,972	$770,141	$5,924,787	$9,569,545

Capital Stock Share Transactions

Class A shares
Sold	4,103,888	4,282,033	1,770,333	1,199,984
Issued in connection with merger	5,434,228	–	–	–
Distributions reinvested	–	1,817,231	384,655	1,131,808
Redeemed	(5,752,881)	(6,113,108)	(3,489,061)	(4,246,490)

Total Class A shares	3,785,235	(13,844)	(1,334,073)	(1,914,698)

Class B shares
Sold	360	33,564	1,099	3,032
Distributions reinvested	–	112,298	–	26,402
Redeemed	(796,691)	(819,137)	(259,617)	(326,171)

Total Class B shares	(796,331)	(673,275)	(258,518)	(296,737)

Institutional Class shares
Sold	3,686,160	11,217,880	7,515,341	7,430,052
Issued in connection with merger	361,524	–	–	–
Distributions reinvested	226,112	4,682,173	759,678	1,313,185
Redeemed	(4,058,580)	(21,340,501)	(2,292,540)	(2,040,338)
In-kind redemptions	(16,912,990)	–	(6,501,022)	–

Total Institutional Class shares	(16,697,774)	(5,440,448)	(518,543)	6,702,899

The accompanying Notes to Financial Statements are an integral part of this schedule.
218

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

Large Cap Stock Fund		Balanced Fund		High Yield Fund		Municipal Bond Fund
10/31/2009	10/31/2008	10/31/2009	10/31/2008	10/31/2009	10/31/2008	10/31/2009	10/31/2008

$14,099,444	$29,682,530	$3,082,023	$5,726,143	$49,605,412	$45,336,694	$54,505,680	$51,746,189
(252,339,008)	(10,617,682)	(27,996,014)	(1,698,551)	(30,783,448)	(32,819,754)	(220,631)	2,799,669
357,650,365	(1,128,404,559)	52,263,114	(88,943,622)	155,015,386	(147,067,417)	88,832,577	(91,235,351)
119,410,801	(1,109,339,711)	27,349,123	(84,916,030)	173,837,350	(134,550,477)	143,117,626	(36,689,493)

(27,196,895)	(30,085,209)	(3,308,822)	(5,867,307)	(48,824,831)	(45,642,978)	(54,350,983)	(51,746,189)
–	(368,171,333)	–	(19,859,838)	–	–	(1,146,474)	–
(27,196,895)	(398,256,542)	(3,308,822)	(25,727,145)	(48,824,831)	(45,642,978)	(55,497,457)	(51,746,189)

59,712,890	84,941,128	8,026,591	12,501,875	40,232,825	31,760,192	139,225,554	152,966,880
–	–	–	–	–	–	–	–
23,516,813	340,680,547	2,161,951	18,019,482	22,081,704	23,345,797	42,889,589	40,418,869
(246,601,996)	(461,397,393)	(26,693,708)	(44,509,567)	(55,333,922)	(90,574,251)	(124,031,023)	(148,751,440)

(163,372,293)	(35,775,718)	(16,505,166)	(13,988,210)	6,980,607	(35,468,262)	58,084,120	44,634,309

3,322	11,676	2,362	42,940	5,103	31,852	–	125,207
–	4,917,844	5,236	487,672	44,125	340,121	30,285	242,412
(11,338,140)	(21,541,574)	(2,431,236)	(3,465,255)	(3,472,354)	(5,180,354)	(3,967,429)	(8,582,686)

(11,334,818)	(16,612,054)	(2,423,638)	(2,934,643)	(3,423,126)	(4,808,381)	(3,937,144)	(8,215,067)

17,452,090	51,249,551	633,268	1,622,188	75,650,820	107,467,245	62,731,443	27,906,904
–	–	–	–	–	–	–	–
3,244,140	46,275,285	1,088,128	6,890,449	13,450,200	10,978,319	2,330,305	923,511
(20,619,786)	(145,291,442)	(4,977,516)	(12,901,705)	(34,621,754)	(4,608,869)	(17,600,900)	(8,685,093)
–	–	–	–	–	–	–	–

76,444	(47,766,606)	(3,256,120)	(4,389,068)	54,479,266	113,836,695	47,460,848	20,145,322

(174,630,667)	(100,154,378)	(22,184,924)	(21,311,921)	58,036,747	73,560,052	101,607,824	56,564,564

(82,416,761)	(1,607,750,631)	1,855,377	(131,955,096)	183,049,266	(106,633,403)	189,227,993	(31,871,118)
1,835,962,611	3,443,713,242	196,402,403	328,357,499	451,577,604	558,211,007	1,143,708,415	1,175,579,533
$1,753,545,850	$1,835,962,611	$198,257,780	$196,402,403	$634,626,870	$451,577,604	$1,332,936,408	$1,143,708,415
$8,531,069	$22,186,218	$61,158	$224,255	$(219,551)	$(205,702)	$93,159	$(61,123)

3,725,241	3,508,321	934,468	1,079,049	10,344,325	6,851,676	12,786,186	13,841,231
–	–	–	–	–	–	–	–
1,483,786	13,019,044	246,415	1,490,093	5,658,898	5,105,438	3,963,064	3,696,492
(15,391,579)	(19,312,294)	(3,108,414)	(3,895,037)	(14,466,848)	(19,712,865)	(11,502,859)	(13,576,328)

(10,182,552)	(2,784,929)	(1,927,531)	(1,325,895)	1,536,375	(7,755,751)	5,246,391	3,961,395

234	562	275	3,837	1,441	7,049	–	11,320
–	207,242	629	40,118	12,626	73,441	2,902	22,043
(807,979)	(975,336)	(297,310)	(305,609)	(949,891)	(1,117,194)	(370,378)	(775,705)

(807,745)	(767,532)	(296,406)	(261,654)	(935,824)	(1,036,704)	(367,476)	(742,342)

1,050,505	1,965,943	72,997	137,077	20,444,523	22,316,275	5,780,131	2,542,866
–	–	–	–	–	–	–	–
204,034	1,750,947	123,947	571,981	3,453,876	2,427,205	214,035	84,933
(1,300,479)	(6,201,737)	(576,683)	(1,157,558)	(8,278,380)	(1,039,671)	(1,622,599)	(801,185)
–	–	–	–	–	–	–	–

(45,940)	(2,484,847)	(379,739)	(448,500)	15,620,019	23,703,809	4,371,567	1,826,614

The accompanying Notes to Financial Statements are an integral part of this schedule.
219

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Income Fund		Core Bond Fund
For the periods ended	10/31/2009	10/31/2008	10/31/2009	10/31/2008
Operations
Net investment income/(loss)	$38,606,326	$41,370,617	$12,309,492	$17,285,925
Net realized gains/(losses)	(30,963,376)	(18,756,977)	(9,674,723)	(3,608,280)
Change in net unrealized appreciation/(depreciation)	142,197,043	(130,736,789)	41,580,844	(47,635,470)
Net Change in Net Assets Resulting From Operations	149,839,993	(108,123,149)	44,215,613	(33,957,825)
Distributions to Shareholders
From net investment income	(38,951,630)	(41,809,100)	(12,833,757)	(17,635,379)
Total Distributions to Shareholders	(38,951,630)	(41,809,100)	(12,833,757)	(17,635,379)
Capital Stock Transactions
Class A
Sold	22,410,555	23,725,038	16,960,333	19,655,625
Distributions reinvested	15,399,686	17,347,859	8,732,503	11,617,170
Redeemed	(52,495,867)	(71,095,311)	(42,452,211)	(63,606,720)

Total Class A Capital Stock Transactions	(14,685,626)	(30,022,414)	(16,759,375)	(32,333,925)

Class B
Sold	19,577	152,308	(3)	57,005
Distributions reinvested	23,062	176,984	9,272	108,420
Redeemed	(2,509,822)	(3,757,769)	(1,478,132)	(2,853,071)

Total Class B Capital Stock Transactions	(2,467,183)	(3,428,477)	(1,468,863)	(2,687,646)

Institutional Class
Sold	28,495,614	89,788,296	11,153,339	22,733,795
Distributions reinvested	20,042,316	20,273,123	2,896,389	4,236,537
Redeemed	(40,430,081)	(87,968,405)	(21,767,785)	(33,735,341)

Total Institutional Class Capital Stock Transactions	8,107,849	22,093,014	(7,718,057)	(6,765,009)

Capital Stock Transactions	(9,044,960)	(11,357,877)	(25,946,295)	(41,786,580)

Net Increase/(Decrease) in Net Assets	101,843,403	(161,290,126)	5,435,561	(93,379,784)
Net Assets, Beginning of Period	647,125,649	808,415,775	289,953,327	383,333,111
Net Assets, End of Period	$748,969,052	$647,125,649	$295,388,888	$289,953,327
Accumulated undistributed net investment income/(loss)	$410,308	$310,744	$125,191	$237,975

Capital Stock Share Transactions

Class A shares
Sold	3,064,519	2,896,253	1,992,436	2,078,121
Distributions reinvested	2,106,838	2,150,081	1,019,493	1,238,247
Redeemed	(7,298,592)	(8,816,838)	(5,032,270)	(6,761,904)

Total Class A shares	(2,127,235)	(3,770,504)	(2,020,341)	(3,445,536)

Class B shares
Sold	2,744	18,204	–	5,921
Distributions reinvested	3,321	21,748	1,131	11,437
Redeemed	(354,524)	(460,922)	(178,297)	(301,885)

Total Class B shares	(348,459)	(420,970)	(177,166)	(284,527)

Institutional Class shares
Sold	3,786,301	10,967,262	1,284,581	2,378,066
Distributions reinvested	2,741,801	2,519,613	338,768	451,234
Redeemed	(5,428,010)	(10,826,046)	(2,557,175)	(3,623,321)

Total Institutional Class shares	1,100,092	2,660,829	(933,826)	(794,021)

The accompanying Notes to Financial Statements are an integral part of this schedule.
220

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

Limited Maturity Bond Fund		Money Market Fund
10/31/2009	10/31/2008	10/31/2009	10/31/2008
$20,937,045	$21,456,247	$9,151,745	$51,165,379
(4,286,680)	(3,665,696)	192,252	(67,104)
39,777,393	(42,196,553)	–	–
56,427,758	(24,406,002)	9,343,997	51,098,275

(20,450,722)	(21,722,771)	(9,343,997)	(51,098,275)
(20,450,722)	(21,722,771)	(9,343,997)	(51,098,275)

68,859,810	25,027,579	864,568,697	1,426,400,808
3,238,529	4,245,204	7,708,988	40,198,084
(40,892,283)	(41,260,414)	(1,160,899,357)	(1,344,504,046)

31,206,056	(11,987,631)	(288,621,672)	122,094,846

7,039	35,880	133,026	874,632
6,971	36,515	3,383	35,163
(1,551,577)	(192,321)	(1,183,976)	(1,391,550)

(1,537,567)	(119,926)	(1,047,567)	(481,755)

104,798,590	146,750,945	1,786,190,668	2,204,653,813
16,796,963	17,062,042	1,447,053	10,094,723
(72,518,484)	(54,145,739)	(1,942,531,126)	(2,416,514,046)

49,077,069	109,667,248	(154,893,405)	(201,765,510)

78,745,558	97,559,691	(444,562,644)	(80,152,419)

114,722,594	51,430,918	(444,562,644)	(80,152,419)
468,886,454	417,455,536	1,530,265,390	1,610,417,809
$583,609,048	$468,886,454	$1,085,702,746	$1,530,265,390
$325,818	$129,926	$(73,348)	$77,651

5,812,260	2,041,303	864,568,697	1,426,400,806
278,624	348,358	7,708,988	40,198,083
(3,560,099)	(3,387,783)	(1,160,899,357)	(1,344,504,044)

2,530,785	(998,122)	(288,621,672)	122,094,845

611	2,968	133,026	874,631
621	2,994	3,383	35,163
(135,899)	(15,842)	(1,183,976)	(1,391,549)

(134,667)	(9,880)	(1,047,567)	(481,755)

8,945,672	11,867,184	1,786,190,668	2,204,653,813
1,448,775	1,404,278	1,447,053	10,094,723
(6,224,443)	(4,440,404)	(1,942,531,126)	(2,416,514,046)

4,170,004	8,831,058	(154,893,405)	(201,765,510)

The accompanying Notes to Financial Statements are an integral part of this schedule.
221

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-five separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, thirteen equity funds, two hybrid funds, five fixed-income funds, and one money market fund. Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate annual report.

(A) Fund Liquidations and Mergers – At a meeting held on November 11, 2008, the Board of Trustees of Thrivent Mutual Funds voted to liquidate Thrivent Small Cap Index Fund, Thrivent Mid Cap Index Fund and Thrivent Large Cap Index Fund. The liquidations occurred on June 12, 2009.

At a meeting held on May 15, 2009, shareholders of Thrivent Technology Fund (the “Target Fund”) approved the proposed merger of Technology Fund into Thrivent Large Cap Growth Fund (the “Acquiring Fund”). The merger occurred at the close of business on June 12, 2009. Acquisition of the assets and liabilities of Technology Fund by Large Cap Growth Fund was followed by the distribution of Large Cap Growth Fund shares to Technology Fund shareholders. The shares issued of Large Cap Growth Fund are disclosed in the Statement of Changes in Net Assets.

The merger was accomplished by a tax free exchange as detailed below:

		Net Assets as of
Fund	Description	June 12, 2009
Large Cap Growth	Acquiring Fund	$317,690,679
Technology	Target Fund	$22,598,641

Large Cap Growth	After Acquisition	$340,289,320

As of June 12, 2009, the net assets of Technology Fund were comprised of the following:

	Undistributed	Accumulated
Unrealized	Net Investment	Net Realized	Capital
Depreciation	Income	Losses	Stock
$(307,155)	$(9,219)	$(28,433,593)	$51,348,608

Technology Fund’s capital loss carryovers are carried over to Large Cap Growth Fund. The amounts and applicable limitations are disclosed in Note (4) Tax Information.

(B) Share Classes – As of October 31, 2009, the Trust includes two classes of shares: Class A and Institutional Class. Class B shares had previously been offered, but effective October 16, 2004, the Trust no longer offered Class B shares for sale. On

February 11, 2009, the Trust converted all outstanding Class B shares to Class A Shares. The classes of shares differ principally in their respective distribution expenses, other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although Limited Maturity Bond Fund and Money Market Fund have no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Although no longer in existence, Class B shares were offered at net asset value and had a 1.00% annual 12b-1 fee. In addition, Class B shares had a maximum deferred sales charge of 5.00%. The deferred sales charge declined by 1.00% per year through the fifth year.

The following Funds had all three classes of shares but now have only Class A and Institutional Class shares: Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. The Technology Fund had all three classes of shares. Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund, Partner Mid Cap Value Fund and Partner Worldwide Allocation Fund offered Class A and Institutional Class shares; they never offered Class B Shares.

All outstanding Class B shares were converted to Class A shares on February 11, 2009. At that time, the following Funds converted the following Class B shares and amounts into Class A shares:

		Shares	Shares
		Converted	Converted
Fund	Amount	from Class B	to Class A
Partner Small Cap Value	$789,876	99,356	91,739
Small Cap Stock	1,673,912	232,165	193,964
Mid Cap Growth	3,348,344	404,389	356,966
Mid Cap Stock	2,026,011	297,943	242,927
Partner International Stock	1,717,870	260,283	254,123
Large Cap Growth	1,820,799	606,932	551,757
Large Cap Value	1,697,960	184,561	184,561
Large Cap Stock	7,888,486	568,744	524,500
Balanced	1,695,326	207,506	207,000
High Yield	2,316,948	624,514	624,514
Municipal Bond	2,780,404	256,969	256,732
Income	1,744,440	244,662	244,319
Core Bond	1,057,122	127,364	127,364
Limited Maturity Bond	1,490,859	130,548	130,663
Money Market	865,976	865,976	865,976

(C) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In

222

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

For all Funds, other than Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Fund and the Trust’s investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; and Level 3 includes significant unobservable inputs such as the Fund’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under the direction of the Board of Trustees. As of October 31, 2009, the following funds held these types of securities:

	Number of	Percent of Fund’s
Fund	Securities	Net Assets
High Yield	2	<0.01%

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds, except Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. During the year ended October 31, 2009, Partner Worldwide Allocation Fund and Partner International Stock Fund engaged in this type of investment.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations.

Generally Accepted Accounting Principles (GAAP) require management of the Funds to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Funds analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2009, open U.S. Federal, Minnesota, Wisconsin, and Massachusetts tax years include the tax years ended October 31, 2006, through 2009. Additionally, as of October 31, 2009, the tax year ended October 31, 2005, is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2009, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

	Dividends	Dividends
Fund	Declared	Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Partner Small Cap Growth	Annually	Annually
Partner Small Cap Value	Annually	Annually
Small Cap Stock	Annually	Annually
Mid Cap Growth	Annually	Annually
Partner Mid Cap Value	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

	Dividends	Dividends
Fund	Declared	Paid
Partner International Stock	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Stock	Annually	Annually
Balanced	Quarterly	Quarterly
High Yield	Daily	Monthly
Municipal	Daily	Monthly
Income	Daily	Monthly
Core Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market*	Daily	Monthly

*	Dividends also include any short-term net realized gains or losses on the sale of securities.

(I) Options – All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for written options arises when the Fund has purchased an option, exercised that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where the Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year ended October 31, 2009, Large Cap Growth Fund, Large Cap Stock Fund, Balanced Fund, Core Bond Fund, and Limited Maturity Bond Fund engaged in these types of investment.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the year ended October 31, 2009, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Partner Worldwide Allocation Fund, Large Cap Stock Fund, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(K) Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Fund’s Schedule of Investments for additional information as of October 31, 2009. During the year ended October 31, 2009, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

Interest Rate Swaps – An interest rate swap is a swap agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays a fixed rate for a specific period while the other pays a variable rate based on an underlying index for the same period. Interest rate swaps allow the Funds to manage exposure to interest rate fluctuations. During the year ended October 31,

2009, Limited Maturity Bond Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the year ended October 31, 2009, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Dresdner Bank AG (“Dresdner”). The Agreement authorizes Dresdner to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Dresdner for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. Effective November 30, 2009, Deutsche Bank AG assumed the terms of the Agreement established with Dresdner and will perform securities lending services going forward.

During the year ended October 31, 2009, all Funds except Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Worldwide Allocation Fund,

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

Municipal Bond Fund and Money Market Fund had securities on loan. The value of securities on loan is as follows:

Securities on
Fund	Loan
Partner Small Cap Growth	$13,590,681
Partner Small Cap Value	18,580,929
Small Cap Stock	22,803,274
Mid Cap Growth	11,332,656
Partner Mid Cap Value	3,065,033
Mid Cap Stock	44,278,094
Large Cap Growth	5,908,699
Large Cap Value	6,558,960
Large Cap Stock	48,340,474
Balanced	2,344,536
High Yield	20,384,510
Income	1,738,915
Limited Maturity Bond	10,657,776

(N) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended October 31, 2009, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) or subadviser to be creditworthy. During the year ended October 31, 2009, Mid Cap Stock Fund, Large Cap Stock Fund and Core Bond Fund engaged in these types of investments.

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended October 31, 2009, Balanced Fund, High Yield Fund, Core Bond Fund, and Limited Maturity Bond Fund engaged in this type of investment.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Temporary Guarantee Program – The Trust, on behalf of Thrivent Money Market Fund, was a participant in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) during the Program’s three phases. The Program guaranteed the share price of a fund share held by shareholders as of September 19, 2008 at $1.00 per share. Persons who were not shareholders as of September 19, 2008 were not covered by the Program. The Program is no longer in effect

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

To participate in the initial phase, from September 19, 2008 through December 18, 2008, Thrivent Money Market Fund was required to pay a participation fee in the amount of 0.01% of the total net assets of the Fund as of September 19, 2008. The U.S. Treasury first extended the Program until April 30, 2009. In order to continue to participate, the Fund was required to pay an extended participation fee of 0.015% of the total net assets of the Fund as of September 19, 2008. The second and final extension extended the program until September 18, 2009. In order to continue to participate, the Fund was required to pay another extended participation fee of 0.015% of the total net assets of the Fund as of September 19, 2008.

For the year ended October 31, 2009, Thrivent Money Market Fund paid $574,796 to participate in the Program. This amount is included as insurance expenses in the Statement of Operations.

(U) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(V) Loss Contingencies – Thrivent High Yield Fund and Thrivent Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Although Thrivent Income Fund is named as a defendant in this action, we do not expect that the Fund’s assets will be subject to a loss contingency.

(W) In-kind Redemptions – During the year ended October 31, 2009, the Thrivent Asset Allocation Funds, as the shareholders of underlying Thrivent Mutual Funds (the “underlying funds”), redeemed their shares in-kind (“in-kind redemption”). The underlying funds distributed portfolio securities rather than cash as payment for the redemption of these fund shares. For financial reporting purposes, the underlying funds recognize gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying funds as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying funds. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Fund	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain
Aggressive Allocation Fund
	Large Cap Growth	5,278,392	9/29/2009	$24,544,524	$4,900,957
	Large Cap Value	812,644	10/7/2009	9,759,852	2,622,425
	Mid Cap Stock	1,167,415	10/26/2009	14,324,188	3,352,354
	Small Cap Stock	1,270,578	10/28/2009	14,522,705	2,346,121

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

	Underlying Fund	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain
Moderately Aggressive Allocation Fund
	Large Cap Growth	6,344,098	9/29/2009	$29,453,554	$5,702,248
	Large Cap Value	2,437,867	10/7/2009	29,278,787	7,528,104
	Mid Cap Stock	2,334,838	10/26/2009	28,648,447	7,473,253
	Small Cap Stock	1,694,086	10/28/2009	19,363,408	3,250,261

Moderate Allocation Fund
	Large Cap Growth	4,222,733	9/29/2009	$19,635,710	$3,824,189
	Large Cap Value	2,437,867	10/7/2009	29,278,787	7,534,397
	Mid Cap Stock	1,556,551	10/26/2009	19,098,885	5,587,407
	Small Cap Stock	931,750	10/28/2009	10,649,901	1,824,127

Moderately Conservative Allocation Fund
	Large Cap Growth	1,077,767	8/3/2009	$4,785,286	$1,003,697
	Large Cap Value	812,644	10/7/2009	9,759,852	2,698,723
	Mid Cap Stock	389,160	10/26/2009	4,774,994	1,441,683
	Small Cap Stock	423,527	10/28/2009	4,840,917	834,687

(X) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Partner Worldwide Allocation Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include costs related to registering the shares for sale with the various states as well as any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

(Y) Recent Accounting Pronouncements

FASB ASC 815-10-50: Derivatives and Hedging

This pronouncement was announced in March 2008 and is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. The Funds have implemented this provision for the October 31, 2009 shareholder report.

FASB ASC 850-10-50: Related Party Transactions

This pronouncement was announced in May 2009 and is intended to establish general standards of accounting for and disclosure of events or transactions that occur after the balance sheet date but before financial statements are issued or available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The Funds have implemented this provision for the October 31, 2009 shareholder report.

FASB ASC 820-10-65: Fair Value Measurements and Disclosures

This pronouncement was announced in April 2009 and provides additional guidance for estimating fair value. The pronouncement focuses on markets that experience significant decline in volume and level of activity for assets or liabilities as compared to markets that have a history of being inactive. When this exposure to pricing conditions is present further evaluation and disclosure is provided. The Funds have implemented this provision for the October 31, 2009 shareholder report.

(Z) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

At a special shareholder meeting on May 15, 2009, the applicable shareholders voted to approve a new advisory fee structure for the four Asset Allocations Funds: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund and Moderately Conservative Allocation Fund. Under the new fee structure, which went into effect on June 1, 2009, each Asset Allocation Fund would continue to pay the investment advisory fees it had been paying for its asset allocation services. In addition, for investments (other than underlying Thrivent Funds) held directly by the Asset Allocation Funds, each Asset Allocation Fund will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement were as follows:

	$0 to	$500 to	Over
Fund (M – Millions)	$500M	$2,000M	$2,000M

Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%

Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%

Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%

Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Funds, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

	$0 to	$50 to	$100 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$2,000 to	$2,500 to	Over
Fund (M - Millions)	$50M	$100M	$200M	$250M	$500M	$750M	$1,000M	$2,000M	$2,500M	$5,000M	$5,000M
Partner Small Cap Growth	0.900%	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Partner Small Cap Value	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Growth	0.450%	0.450%	0.400%	0.400%	0.350%	0.300%	0.300%	0.250%	0.250%	0.250%	0.250%
Partner Mid Cap Value	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Balanced	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Core Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market	0.500%	0.500%	0.500%	0.500%	0.500%	0.400%	0.350%	0.325%	0.325%	0.300%	0.275%

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Small Cap Growth Fund

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $100 million of average daily net assets and 0.60% for assets over $100 million. Thrivent Partner Small Cap Growth Portfolio is included in determining breakpoints for the assets managed by Turner.

Effective December 1, 2009, the Adviser has entered into a new subadvisory agreement with Turner for performance of subadvisory services. For assets that are defined as microcap assets, the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Portfolio (including the microcap portion of that Portfolio) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Fund

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Fund

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of the first $200 million of average daily net assets and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Portfolio is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Management Investment Services Limited (“Aberdeen”), Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide

Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio will be included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Fund

The Adviser has entered into subadvisory agreements with Mercator and Principal for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Principal.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

(C) Expense Reimbursements – As of October 31, 2009, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Institutional Class	Expiration Date
Partner Small Cap Value	0.10%	N/A	2/28/2010
Core Bond	0.10%	N/A	2/28/2010
Money Market	0.20%	0.10%	2/28/2010

As of October 31, 2009, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Aggressive Allocation	1.25%	0.90%	5/15/2011
Moderately Aggressive Allocation	1.15%	0.81%	5/15/2011
Moderate Allocation	1.07%	0.74%	5/15/2011
Moderately Conservative Allocation	0.98%	0.72%	5/15/2011
Partner Mid Cap Value	1.25%	N/A	2/28/2010
Partner Worldwide Allocation	1.30%	0.95%	2/28/2010
Large Cap Growth	1.17%	N/A	2/28/2010

The expense caps for Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation and Moderately Conservative Allocation include all indirect expenses.

Each equity, hybrid and fixed income fund may invest cash in High Yield Fund and Money Market Fund, subject to certain limitations. During the year ended October 31, 2009, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund invested in High Yield Fund. During the year ended October 31, 2009, all funds, with the exception of Municipal Bond Fund, invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee which is charged to the Fund for its investment in High Yield Fund or Money Market Fund.

(D) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust's distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the year ended October 31, 2009, Thrivent Investment Mgt. received $9,964,036 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and aggregate deferred sales charges of $6,397 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended October 31, 2009, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $3,903,766 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended October 31, 2009, Thrivent Investor Services received $17,163,769 for transfer agent services from the Trust. A portion of this amount is remitted to third-party administrators that provide shareholder services on behalf of Thrivent Mutual Funds.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $224,620 in fees from the Trust for the year ended October 31, 2009. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(F) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within

232

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Trust Capital
Aggressive Allocation	($140,342)	$140,342	$–
Moderately Aggressive Allocation	(930,569)	930,569	–
Moderate Allocation	(1,309,123)	1,309,123	–
Moderately Conservative Allocation	(502,734)	502,734	–
Partner Small Cap Growth	364,340	2,413	(366,753)
Partner Small Cap Value	(283,505)	162,194	121,311
Small Cap Stock	(248,489)	(7,591,485)	7,839,974
Mid Cap Growth	747,253	6,631,304	(7,378,557)
Partner Mid Cap Value	(151,074)	151,074	–
Mid Cap Stock	(699,688)	(15,226,350)	15,926,038
Partner Worldwide Allocation	(97,404)	109,606	(12,202)
Partner International Stock	215,437	(215,437)	–
Large Cap Growth	(123,858)	10,515,541	(10,391,683)
Large Cap Value	(11,205)	(18,211,046)	18,222,251
Large Cap Stock	(557,698)	19,554,356	(18,996,658)
Balanced	63,702	(63,702)	–
High Yield	(794,430)	126,212,443	(125,418,013)
Municipal Bond	(415)	415	–
Income	444,868	(444,868)	–
Core Bond	411,481	(411,481)	–
Limited Maturity Bond	(290,431)	290,431	–
Money Market	41,253	(105,612)	64,359

At October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Aggressive Allocation	$585,329	$–
Moderately Aggressive Allocation	8,234,505	–
Moderate Allocation	798,713	–
Moderately Conservative Allocation	549,987	–
Partner Small Cap Value	893,546	–
Small Cap Stock	205,786	–
Partner Mid Cap Value	425,659	–
Mid Cap Stock	765,309	–
Partner Worldwide Allocation	2,213,204	–

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Partner International Stock	$7,855,689	$–
Large Cap Growth	1,190,448	–
Large Cap Value	5,981,906	–
Large Cap Stock	8,900,642	–
Balanced	163,675	–
High Yield	144,669	–
Municipal Bond[a]	215,111	–
Income	467,333	–
Core Bond	421,993	–
Limited Maturity Bond	613,256	–
Money Market	49,995	–

a	Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2009, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Aggressive Allocation	$20,790,119	2017

	$20,790,119

Moderately Aggressive Allocation	37,265,569	2017

	$37,265,569

Moderate Allocation	31,871,017	2017

	$31,871,017

Moderately Conservative Allocation	1,898,168	2016
	6,568,676	2017

	$8,466,844

Partner Small Cap Growth	17,234,079	2016
	17,814,144	2017

	$35,048,223

Partner Small Cap Value	6,165,979	2017

	$6,165,979

Small Cap Stock	56,796,824	2016
	85,034,640	2017

	$141,831,464

Mid Cap Growth	6,613,531	2010
	19,236,888	2017

	$25,850,419

Partner Mid Cap Value	9,624,918	2016
	14,061,715	2017

	$23,686,633

Mid Cap Stock	187,384,921	2016
	81,029,160	2017

	$268,414,081

Partner Worldwide Allocation	8,374,773	2016
	13,391,557	2017

	$21,766,330

233

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

Fund	Capital Loss Carryover	Expiration Year
Partner International Stock	$5,685,578	2010
	54,235,414	2016
	105,457,968	2017

	$165,378,960

Large Cap Growth	3,458,777	2010
	1,206,280	2011
	4,167,188	2015
	59,822,111	2016
	60,240,554	2017

	$128,894,910

Large Cap Value	44,030,473	2016
	93,074,732	2017

	$137,105,205

Large Cap Stock	45,072,180	2010
	246,389,987	2017

	$291,462,167

Balanced	2,175,482	2016
	27,688,606	2017

	$29,864,088

High Yield	223,628,596	2010
	90,973,334	2011
	11,792,481	2012
	1,037,644	2013
	1,574,393	2014
	32,937,341	2016
	30,243,630	2017

	$392,187,419

Municipal Bond	238,517	2017

	$238,517

Income	17,362,752	2010
	9,939,596	2014
	21,119,656	2016
	28,531,756	2017

	$76,953,760

Core Bond	1,246,299	2012
	1,300,054	2013
	9,402,862	2014
	1,199,140	2015
	5,142,913	2016
	8,698,163	2017

	$26,989,431

Limited Maturity Bond	413,501	2013
	602,582	2014
	4,732,345	2016
	2,300,574	2017

	$8,049,002

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Of the capital loss carryovers attributable to Large Cap Growth Fund, the following amounts were obtained as a result of the reorganization, as described in Note 1, with Technology Fund:

Fund	Capital Loss Carryover	Expiration Year
Large Cap Growth	1,279,762	2010
	1,206,280	2011
	4,167,188	2015
	1,041,797	2016

	$7,695,027

In addition, $20,456,420 in capital loss carryover acquired by Large Cap Growth as part of the merger expired or was deemed expired due to provisions under the Internal Revenue Code. The Internal Revenue Code may limit the ability of Acquiring Funds to utilize capital losses of Acquired Funds.

During the fiscal year 2009, a capital loss carryover of $86,640 was utilized by Money Market Fund. In addition, the following capital loss carryovers expired during the fiscal year 2009: Mid Cap Growth Fund; $6,613,531, Large Cap Stock Fund; $19,022,633, High Yield Fund; $125,418,013 and Large Cap Growth Fund; $4,358,032.

234

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

The tax character of distributions paid during the years ended October 31, 2009 and 2008 was as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain
Fund	10/31/2009	10/31/2008	10/31/2009	10/31/2008	10/31/2009	10/31/2008
Aggressive Allocation	$–	$–	$4,055,948	$10,842,388	$17,451,182	$5,854,153
Moderately Aggressive Allocation	–	–	18,672,513	28,317,573	20,356,677	11,819,783
Moderate Allocation	–	–	25,154,621	34,324,916	5,595,199	11,287,059
Moderately Conservative Allocation	–	–	11,514,915	13,538,182	–	2,612,434
Partner Small Cap Growth	–	–	–	475,418	–	2,966,698
Partner Small Cap Value	–	–	1,385,809	2,077,837	7,732,630	9,502,303
Small Cap Stock	–	–	1,199,395	–	–	68,131,147
Mid Cap Growth	–	–	–	16,107,290	–	25,349,717
Partner Mid Cap Value	–	–	888,833	1,576,185	–	1,524,721
Mid Cap Stock	–	–	4,268,966	48,403,788	–	104,997,255
Partner Worldwide Allocation	–	–	1,709,823	–	–	–
Partner International Stock	–	–	10,894,347	13,223,691	–	59,329,987
Large Cap Growth	–	–	800,264	25,580,687	–	14,227,172
Large Cap Value	–	–	11,677,572	11,198,703	–	29,157,758
Large Cap Stock	–	–	27,196,895	101,566,144	–	296,690,398
Balanced	–	–	3,308,822	13,144,368	–	12,582,777
High Yield	–	–	48,824,831	45,642,978	–	–
Municipal Bond	54,041,448	51,458,628	309,950	287,561	1,146,059	–
Income	–	–	38,951,630	41,809,100	–	–
Core Bond	–	–	12,833,757	17,635,379	–	–
Limited Maturity Bond	–	–	20,450,722	21,722,771	–	–
Money Market	–	–	9,343,997	51,098,275	–	–

(5) DISTRIBUTIONS BY CLASS

Net Investment income and net realized gain distributions by class for the Funds were as follows:

	Net Investment Income
	For the period ended October 31, 2009			For the period ended October 31, 2008
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Aggressive Allocation	$3,250,691	N/A	$805,204	$8,890,283	N/A	$1,652,464
Moderately Aggressive Allocation	17,094,209	N/A	1,578,240	25,225,049	N/A	2,136,475
Moderate Allocation	24,121,169	N/A	1,032,642	31,678,877	N/A	1,211,514
Moderately Conservative Allocation	11,098,816	N/A	416,099	12,739,893	N/A	472,296
Partner Small Cap Value	282,621	$–	1,103,188	22,845	$–	422,937
Small Cap Stock	290,927	–	908,468	–	–	–
Partner Mid Cap Value	63,593	N/A	825,240	80,631	N/A	372,776
Mid Cap Stock	1,905,574	–	2,363,392	882,733	–	897,977
Partner Worldwide Allocation	287,323	N/A	1,422,500	–	N/A	–
Partner International Stock	3,941,031	–	6,953,316	6,346,831	30,401	6,846,345
Large Cap Growth	–	–	800,264	66,473	–	1,703,614
Large Cap Value	3,982,320	–	7,695,252	3,600,764	–	5,546,003
Large Cap Stock	23,916,161	–	3,280,734	25,081,308	–	5,003,901
Balanced	2,214,730	5,441	1,088,651	4,022,164	47,452	1,797,691
High Yield	31,435,258	70,860	17,318,713	33,814,321	477,706	11,350,951
Municipal Bond	51,522,098	35,640	2,793,245	50,229,230	287,077	1,229,882
Income	18,527,517	29,777	20,394,336	20,968,697	198,932	20,641,471
Core Bond	9,810,926	11,234	3,011,597	13,130,160	113,089	4,392,130
Limited Maturity Bond	3,398,319	16,500	17,035,903	4,508,498	70,353	17,143,920
Money Market	7,880,125	3,632	1,460,240	40,930,252	36,188	10,131,835

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

	Net Realized Gains
	For the period ended October 31, 2009			For the period ended October 31, 2008
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Aggressive Allocation	$14,721,550	N/A	$2,729,685	$5,243,999	N/A	$909,795
Moderately Aggressive Allocation	18,857,427	N/A	1,499,314	11,838,262	N/A	937,570
Moderate Allocation	5,390,278	N/A	205,731	12,298,177	N/A	423,407
Moderately Conservative Allocation	–	N/A	–	2,833,296	N/A	105,131
Partner Small Cap Growth	–	N/A	–	655,780	N/A	2,786,336
Partner Small Cap Value	3,055,726	$63,536	4,613,368	5,923,738	$262,617	4,948,003
Small Cap Stock	–	–	–	53,935,606	1,339,995	12,855,546
Mid Cap Growth	–	–	–	34,384,412	2,237,207	4,835,388
Partner Mid Cap Value	–	N/A	–	585,586	N/A	2,061,913
Mid Cap Stock	–	–	–	127,564,386	1,685,283	22,370,664
Partner International Stock	–	–	–	32,364,408	886,185	26,079,508
Large Cap Growth	–	–	–	10,470,092	592,991	26,974,689
Large Cap Value	–	–	–	15,021,009	417,960	15,770,725
Large Cap Stock	–	–	–	321,637,542	4,926,938	41,606,853
Balanced	–	–	–	14,315,025	451,222	5,093,591
Municipal Bond	1,105,887	3,232	37,355	–	–	–

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended October 31, 2009, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$59,580	$92,169
Moderately Aggressive Allocation	127,956	161,875
Moderate Allocation	138,808	157,681
Moderately Conservative Allocation	72,555	66,545
Partner Small Cap Growth	86,728	79,700
Partner Small Cap Value	50,920	19,474
Small Cap Stock	839,059	849,325
Mid Cap Growth	147,900	149,890
Partner Mid Cap Value	93,971	83,070
Mid Cap Stock	381,156	445,743
Partner Worldwide Allocation	137,610	85,323
Partner International Stock	303,556	318,725
Large Cap Growth	634,419	642,843
Large Cap Value	481,851	441,839
Large Cap Stock	2,225,421	2,551,387
Balanced	241,269	272,272
High Yield	333,621	273,721
Municipal Bond	197,695	93,606
Income	485,394	482,965
Core Bond	202,037	205,934
Limited Maturity Bond	484,889	401,467

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$1,501	$–
Moderately Aggressive Allocation	4,004	–
Moderate Allocation	2,002	–
Moderately Conservative Allocation	1,401	–
Partner Small Cap Growth	601	–
Small Cap Stock	601	–

	In thousands
Fund	Purchases	Sales
Balanced	233,493	236,659
Income	687,223	736,249
Core Bond	1,040,533	1,091,454
Limited Maturity Bond	356,542	393,709

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2009, the following funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	1	0.02%
Balanced	5	1.65%
High Yield	5	2.02%
Income	9	2.92%
Core Bond	4	3.17%
Limited Maturity Bond	8	1.65%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

236

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2009

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2009, were as follows:

	Number of Contracts	Premium Amount
Large Cap Growth
Balance at October 31, 2008	–	$–
Opened	7,669	898,734
Closed	(3,991)	(570,280)
Expired	(2,623)	(160,233)
Exercised	(1,055)	(168,221)

Balance at October 31, 2009	–	$–

Large Cap Stock
Balance at October 31, 2008	–	$–
Opened	38,291	8,680,295
Closed	(28,249)	(7,589,298)
Expired	(6,217)	(424,461)
Exercised	(3,825)	(666,536)

Balance at October 31, 2009	–	$–

Balanced
Balance at October 31, 2008	–	$–
Opened	920	1,116,912
Closed	(885)	(1,112,095)
Expired	(35)	(4,817)
Exercised	–	–

Balance at October 31, 2009	–	$–

Core Bond
Balance at October 31, 2008	–	$–
Opened	3,292	3,856,311
Closed	(3,162)	(3,838,420)
Expired	(130)	(17,891)
Exercised	–	–

Balance at October 31, 2009	–	$–

Limited Maturity Bond
Balance at October 31, 2008	–	$–
Opened	2,925	3,233,022
Closed	(2,815)	(3,217,883)
Expired	(110)	(15,139)
Exercised	–	–

Balance at October 31, 2009	–	$–

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2009, the Funds engaged in purchases and sales of securities of $4,579,374 and $1,870,708, respectively.

(8) RELATED PARTY TRANSACTIONS

As of October 31, 2009, related parties held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Partner Small Cap Growth	942,592	9.3%
Partner Worldwide Allocation	4,484,279	24.0%
Core Bond	3,494,621	11.1%

As of October 31, 2009, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	6,929,110	14.6%
Moderately Aggressive Allocation	7,115,929	6.8%
Partner Small Cap Value	1,310,127	8.5%
Mid Cap Stock	3,538,933	5.4%
Partner International Stock	3,572,065	7.3%
Balanced	5,045,874	26.0%

(9) SUBSEQUENT EVENTS

Management of the Funds has evaluated the impact of subsequent events through December 17, 2009, the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

237

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments

AGGRESSIVE ALLOCATION FUND

Class A Shares
Year Ended 10/31/2009	$8.26	$0.10	$0.99	$1.09	$(0.09)	$(0.45)
Year Ended 10/31/2008	13.79	0.16	(5.13)	(4.97)	(0.35)	(0.21)
Year Ended 10/31/2007	11.88	0.14	1.99	2.13	(0.19)	(0.03)
Year Ended 10/31/2006	10.37	0.15	1.49	1.64	(0.13)	–
Year Ended 10/31/2005 (c)	10.00	(0.01)	0.38	0.37	–	–

Institutional Class Shares
Year Ended 10/31/2009	8.31	0.13	1.00	1.13	(0.12)	(0.45)
Year Ended 10/31/2008	13.86	0.21	(5.18)	(4.97)	(0.37)	(0.21)
Year Ended 10/31/2007	11.94	0.16	2.02	2.18	(0.23)	(0.03)
Year Ended 10/31/2006	10.39	0.20	1.49	1.69	(0.14)	–
Year Ended 10/31/2005 (c)	10.00	–	0.39	0.39	–	–

MODERATELY AGGRESSIVE ALLOCATION FUND

Class A Shares
Year Ended 10/31/2009	8.36	0.20	1.11	1.31	(0.20)	(0.22)
Year Ended 10/31/2008	13.23	0.24	(4.58)	(4.34)	(0.36)	(0.17)
Year Ended 10/31/2007	11.72	0.21	1.56	1.77	(0.24)	(0.02)
Year Ended 10/31/2006	10.31	0.19	1.35	1.54	(0.13)	–
Year Ended 10/31/2005 (c)	10.00	0.01	0.30	0.31	–	–

Institutional Class Shares
Year Ended 10/31/2009	8.41	0.23	1.12	1.35	(0.23)	(0.22)
Year Ended 10/31/2008	13.30	0.27	(4.60)	(4.33)	(0.39)	(0.17)
Year Ended 10/31/2007	11.77	0.23	1.60	1.83	(0.28)	(0.02)
Year Ended 10/31/2006	10.33	0.23	1.35	1.58	(0.14)	–
Year Ended 10/31/2005 (c)	10.00	0.01	0.32	0.33	–	–

MODERATE ALLOCATION FUND

Class A Shares
Year Ended 10/31/2009	8.42	0.27	1.09	1.36	(0.26)	(0.06)
Year Ended 10/31/2008	12.32	0.30	(3.62)	(3.32)	(0.41)	(0.17)
Year Ended 10/31/2007	11.30	0.30	1.10	1.40	(0.34)	(0.04)
Year Ended 10/31/2006	10.22	0.27	1.08	1.35	(0.27)	–
Year Ended 10/31/2005 (c)	10.00	0.02	0.22	0.24	(0.02)	–

Institutional Class Shares
Year Ended 10/31/2009	8.43	0.29	1.11	1.40	(0.29)	(0.06)
Year Ended 10/31/2008	12.34	0.35	(3.65)	(3.30)	(0.44)	(0.17)
Year Ended 10/31/2007	11.32	0.33	1.09	1.42	(0.36)	(0.04)
Year Ended 10/31/2006	10.23	0.31	1.09	1.40	(0.31)	–
Year Ended 10/31/2005 (c)	10.00	0.03	0.22	0.25	(0.02)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, June 30, 2005.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.54)	$8.81	14.66%	$354.6	0.57%	1.27%	0.88%	0.96%	19%
(0.56)	8.26	(37.44)%	264.2	0.53%	0.94%	0.72%	0.75%	15%
(0.22)	13.79	18.27%	332.7	0.38%	0.79%	0.72%	0.45%	15%
(0.13)	11.88	15.95%	176.0	0.10%	0.78%	0.81%	0.07%	8%
–	10.37	3.70%	25.2	0.89%	(0.60)%	1.62%	(1.34)%	3%

(0.57)	8.87	15.16%	62.9	0.23%	1.62%	0.25%	1.60%	19%
(0.58)	8.31	(37.27)%	50.4	0.20%	1.26%	0.20%	1.26%	15%
(0.26)	13.86	18.64%	57.8	0.10%	1.11%	0.21%	1.00%	15%
(0.14)	11.94	16.45%	35.8	(0.44)%	1.25%	0.27%	0.53%	8%
–	10.39	3.90%	4.2	0.10%	0.08%	0.87%	(0.69)%	3%

(0.42)	9.25	16.78%	904.1	0.54%	2.50%	0.72%	2.31%	17%
(0.53)	8.36	(33.99)%	698.3	0.51%	1.87%	0.61%	1.78%	20%
(0.26)	13.23	15.45%	859.2	0.37%	1.52%	0.61%	1.28%	18%
(0.13)	11.72	15.05%	423.0	0.08%	1.60%	0.67%	1.01%	10%
–	10.31	3.10%	63.2	0.44%	0.45%	1.03%	(0.14)%	4%

(0.45)	9.31	17.27%	69.0	0.20%	2.85%	0.21%	2.84%	17%
(0.56)	8.41	(33.83)%	56.2	0.18%	2.21%	0.18%	2.21%	20%
(0.30)	13.30	15.85%	68.9	0.09%	1.86%	0.19%	1.76%	18%
(0.14)	11.77	15.43%	40.1	(0.36)%	2.05%	0.23%	1.46%	10%
–	10.33	3.30%	2.7	(0.04)%	0.88%	0.57%	0.28%	4%

(0.32)	9.46	16.91%	923.2	0.53%	3.24%	0.64%	3.12%	19%
(0.58)	8.42	(28.06)%	739.6	0.50%	2.61%	0.55%	2.56%	17%
(0.38)	12.32	12.60%	843.2	0.37%	2.36%	0.56%	2.17%	23%
(0.27)	11.30	13.40%	442.8	0.04%	2.44%	0.61%	1.88%	10%
(0.02)	10.22	2.36%	76.2	0.27%	1.30%	0.90%	0.67%	3%

(0.35)	9.48	17.38%	38.5	0.20%	3.55%	0.21%	3.54%	19%
(0.61)	8.43	(27.87)%	28.4	0.18%	2.92%	0.18%	2.92%	17%
(0.40)	12.34	12.84%	27.9	0.11%	2.66%	0.20%	2.57%	23%
(0.31)	11.32	13.83%	17.1	(0.33)%	2.82%	0.24%	2.25%	10%
(0.02)	10.23	2.49%	2.9	(0.13)%	1.67%	0.51%	1.03%	3%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments

MODERATELY CONSERVATIVE ALLOCATION FUND

Class A Shares
Year Ended 10/31/2009	$8.75	$0.30	$1.03	$1.33	$(0.30)	$–
Year Ended 10/31/2008	11.54	0.34	(2.63)	(2.29)	(0.40)	(0.10)
Year Ended 10/31/2007	10.91	0.36	0.68	1.04	(0.38)	(0.03)
Year Ended 10/31/2006	10.13	0.32	0.77	1.09	(0.31)	–
Year Ended 10/31/2005 (c)	10.00	0.04	0.11	0.15	(0.02)	–

Institutional Class Shares
Year Ended 10/31/2009	8.77	0.32	1.03	1.35	(0.32)	–
Year Ended 10/31/2008	11.56	0.37	(2.63)	(2.26)	(0.43)	(0.10)
Year Ended 10/31/2007	10.93	0.37	0.69	1.06	(0.40)	(0.03)
Year Ended 10/31/2006	10.14	0.34	0.79	1.13	(0.34)	–
Year Ended 10/31/2005 (c)	10.00	0.05	0.12	0.17	(0.03)	–

PARTNER SMALL CAP GROWTH FUND

Class A Shares
Year Ended 10/31/2009	7.72	(0.04)	0.63	0.59	–	–
Year Ended 10/31/2008	13.93	(0.04)	(5.59)	(5.63)	–	(0.58)
Year Ended 10/31/2007	11.69	(0.06)	2.30	2.24	–	–
Year Ended 10/31/2006	10.28	(0.03)	1.44	1.41	–	–
Year Ended 10/31/2005 (c)	10.00	(0.04)	0.32	0.28	–	–

Institutional Class Shares
Year Ended 10/31/2009	7.79	(0.03)	0.66	0.63	–	–
Year Ended 10/31/2008	14.00	(0.01)	(5.62)	(5.63)	–	(0.58)
Year Ended 10/31/2007	11.73	(0.02)	2.31	2.29	(0.02)	–
Year Ended 10/31/2006	10.28	–	1.45	1.45	–	–
Year Ended 10/31/2005 (c)	10.00	(0.02)	0.30	0.28	–	–

PARTNER SMALL CAP VALUE FUND

Class A Shares
Year Ended 10/31/2009	11.02	0.05	0.86	0.91	(0.05)	(0.62)
Year Ended 10/31/2008	16.41	0.09	(4.26)	(4.17)	–	(1.22)
Year Ended 10/31/2007	15.65	0.04	1.45	1.49	(0.02)	(0.71)
Year Ended 10/31/2006	14.06	0.07	2.46	2.53	(0.04)	(0.90)
Year Ended 10/31/2005	14.27	0.04	1.61	1.65	(0.01)	(1.85)

Institutional Class Shares
Year Ended 10/31/2009	11.53	0.10	0.94	1.04	(0.14)	(0.62)
Year Ended 10/31/2008	17.10	0.12	(4.37)	(4.25)	(0.10)	(1.22)
Year Ended 10/31/2007	16.26	0.13	1.52	1.65	(0.10)	(0.71)
Year Ended 10/31/2006	14.57	0.12	2.60	2.72	(0.13)	(0.90)
Year Ended 10/31/2005	14.67	0.13	1.67	1.80	(0.05)	(1.85)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, June 30, 2005.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.30)	$9.78	15.66%	$392.9	0.51%	3.45%	0.64%	3.31%	21%
(0.50)	8.75	(20.53)%	314.7	0.47%	3.15%	0.56%	3.06%	19%
(0.41)	11.54	9.72%	305.5	0.33%	3.16%	0.57%	2.92%	19%
(0.31)	10.91	10.94%	156.9	0.01%	3.19%	0.65%	2.55%	5%
(0.02)	10.13	1.53%	32.9	0.34%	2.04%	1.21%	1.17%	4%

(0.32)	9.80	15.91%	13.8	0.25%	3.72%	0.25%	3.71%	21%
(0.53)	8.77	(20.30)%	11.1	0.22%	3.45%	0.22%	3.45%	19%
(0.43)	11.56	9.91%	9.8	0.12%	3.41%	0.23%	3.31%	19%
(0.34)	10.93	11.35%	6.5	(0.34)%	3.50%	0.30%	2.86%	5%
(0.03)	10.14	1.66%	0.8	0.18%	2.14%	1.03%	1.29%	4%

–	8.31	7.64%	12.8	1.58%	(0.90)%	1.61%	(0.93)%	116%
(0.58)	7.72	(41.96)%	9.6	1.42%	(0.44)%	1.43%	(0.45)%	186%
–	13.93	19.16%	15.5	1.20%	(0.52)%	1.46%	(0.77)%	98%
–	11.69	13.72%	12.0	0.91%	(0.31)%	1.72%	(1.12)%	109%
–	10.28	2.80%	9.5	1.61%	(1.16)%	2.42%	(1.97)%	37%

–	8.42	8.09%	72.7	1.09%	(0.40)%	1.12%	(0.43)%	116%
(0.58)	7.79	(41.74)%	64.7	1.06%	(0.07)%	1.07%	(0.08)%	186%
(0.02)	14.00	19.55%	64.5	0.92%	(0.25)%	1.13%	(0.45)%	98%
–	11.73	14.11%	29.3	0.53%	0.10%	1.35%	(0.71)%	109%
–	10.28	2.80%	4.2	1.39%	(0.99)%	2.21%	(1.81)%	37%

(0.67)	11.26	9.51%	59.0	1.56%	0.55%	1.67%	0.44%	14%
(1.22)	11.02	(26.94)%	54.3	1.35%	0.61%	1.46%	0.49%	35%
(0.73)	16.41	9.77%	82.5	1.25%	0.21%	1.43%	0.03%	34%
(0.94)	15.65	19.08%	79.8	0.95%	0.51%	1.46%	(0.01)%	22%
(1.86)	14.06	12.13%	74.5	1.04%	0.26%	1.55%	(0.25)%	53%

(0.76)	11.81	10.37%	119.2	0.83%	1.25%	0.87%	1.21%	14%
(1.32)	11.53	(26.46)%	75.4	0.69%	1.27%	0.80%	1.15%	35%
(0.81)	17.10	10.45%	57.7	0.63%	0.79%	0.80%	0.62%	34%
(1.03)	16.26	19.85%	44.9	0.30%	1.06%	0.82%	0.54%	22%
(1.90)	14.57	12.92%	16.4	0.33%	0.97%	0.84%	0.46%	53%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments

SMALL CAP STOCK FUND

Class A Shares
Year Ended 10/31/2009	$10.33	$–	$(0.06)	$(0.06)	$(0.01)	$–
Year Ended 10/31/2008	18.98	0.01	(6.34)	(6.33)	–	(2.32)
Year Ended 10/31/2007	18.48	0.01	2.40	2.41	–	(1.91)
Year Ended 10/31/2006	17.79	(0.05)	2.68	2.63	–	(1.94)
Year Ended 10/31/2005	16.39	(0.08)	2.30	2.22	–	(0.82)

Institutional Class Shares
Year Ended 10/31/2009	11.43	0.22	(0.20)	0.02	(0.10)	–
Year Ended 10/31/2008	20.62	0.01	(6.88)	(6.87)	–	(2.32)
Year Ended 10/31/2007	19.82	0.08	2.63	2.71	–	(1.91)
Year Ended 10/31/2006	18.85	(0.04)	2.95	2.91	–	(1.94)
Year Ended 10/31/2005	17.21	0.02	2.44	2.46	–	(0.82)

MID CAP GROWTH FUND

Class A Shares
Year Ended 10/31/2009	10.24	(0.06)	2.74	2.68	–	–
Year Ended 10/31/2008	19.45	(0.03)	(6.95)	(6.98)	–	(2.23)
Year Ended 10/31/2007	16.17	(0.06)	4.50	4.44	–	(1.16)
Year Ended 10/31/2006	14.59	(0.06)	1.64	1.58	–	–
Year Ended 10/31/2005	12.75	(0.10)	1.94	1.84	–	–

Institutional Class Shares
Year Ended 10/31/2009	11.24	(0.05)	3.12	3.07	–	–
Year Ended 10/31/2008	20.98	(0.08)	(7.43)	(7.51)	–	(2.23)
Year Ended 10/31/2007	17.24	0.06	4.84	4.90	–	(1.16)
Year Ended 10/31/2006	15.44	(0.04)	1.84	1.80	–	–
Year Ended 10/31/2005	13.39	0.01	2.04	2.05	–	–

PARTNER MID CAP VALUE FUND

Class A Shares
Year Ended 10/31/2009	7.89	0.04	1.11	1.15	(0.07)	–
Year Ended 10/31/2008	12.93	0.12	(4.43)	(4.31)	(0.09)	(0.64)
Year Ended 10/31/2007	11.83	0.11	1.23	1.34	(0.17)	(0.07)
Year Ended 10/31/2006	10.13	0.17	1.57	1.74	(0.04)	–
Year Ended 10/31/2005 (c)	10.00	–	0.13	0.13	–	–

Institutional Class Shares
Year Ended 10/31/2009	7.92	0.09	1.08	1.17	(0.10)	–
Year Ended 10/31/2008	12.97	0.10	(4.40)	(4.30)	(0.11)	(0.64)
Year Ended 10/31/2007	11.87	0.16	1.21	1.37	(0.20)	(0.07)
Year Ended 10/31/2006	10.14	0.17	1.61	1.78	(0.05)	–
Year Ended 10/31/2005 (c)	10.00	0.01	0.13	0.14	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, June 30, 2005.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.01)	$10.26	(0.54)%	$221.2	1.58%	0.03%	1.58%	0.03%	283%
(2.32)	10.33	(37.25)%	241.9	1.32%	0.09%	1.33%	0.07%	245%
(1.91)	18.98	14.32%	448.9	1.27%	0.03%	1.29%	0.01%	112%
(1.94)	18.48	16.04%	457.5	1.27%	(0.28)%	1.29%	(0.30)%	92%
(0.82)	17.79	13.81%	440.6	1.32%	(0.45)%	1.33%	(0.47)%	114%

(0.10)	11.35	0.27%	58.8	0.77%	0.82%	0.78%	0.82%	283%
(2.32)	11.43	(36.86)%	106.7	0.73%	0.66%	0.74%	0.64%	245%
(1.91)	20.62	14.92%	106.6	0.71%	0.56%	0.73%	0.54%	112%
(1.94)	19.82	16.68%	85.1	0.72%	0.27%	0.74%	0.26%	92%
(0.82)	18.85	14.58%	21.1	0.72%	0.15%	0.74%	0.13%	114%

–	12.92	26.17%	201.0	1.40%	(0.55)%	1.41%	(0.56)%	65%
(2.23)	10.24	(39.95)%	165.0	1.16%	(0.19)%	1.19%	(0.22)%	85%
(1.16)	19.45	29.25%	302.7	1.16%	(0.32)%	1.18%	(0.34)%	84%
–	16.17	10.83%	264.6	1.19%	(0.37)%	1.21%	(0.38)%	156%
–	14.59	14.43%	269.0	1.26%	(0.71)%	1.28%	(0.72)%	146%

–	14.31	27.31%	90.8	0.54%	0.29%	0.55%	0.28%	65%
(2.23)	11.24	(39.52)%	45.2	0.45%	0.51%	0.48%	0.49%	85%
(1.16)	20.98	30.15%	42.1	0.46%	0.37%	0.48%	0.36%	84%
–	17.24	11.66%	32.3	0.47%	0.34%	0.49%	0.32%	156%
–	15.44	15.31%	11.7	0.49%	0.07%	0.50%	0.06%	146%

(0.07)	8.97	14.70%	13.3	1.25%	0.80%	1.57%	0.48%	111%
(0.73)	7.89	(35.12)%	7.4	1.25%	1.12%	1.41%	0.96%	100%
(0.24)	12.93	11.45%	12.0	0.95%	0.99%	1.48%	0.46%	96%
(0.04)	11.83	17.19%	7.6	0.31%	1.67%	1.86%	0.12%	43%
–	10.13	1.30%	5.1	1.61%	0.08%	3.10%	(1.41)%	15%

(0.10)	8.99	15.02%	81.0	0.95%	1.19%	0.97%	1.18%	111%
(0.75)	7.92	(34.95)%	69.4	0.93%	1.41%	0.95%	1.38%	100%
(0.27)	12.97	11.73%	33.9	0.72%	1.23%	1.06%	0.89%	96%
(0.05)	11.87	17.65%	23.9	(0.14)%	2.08%	1.37%	0.57%	43%
–	10.14	1.40%	3.7	1.17%	0.43%	2.81%	(1.21)%	15%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments

MID CAP STOCK FUND

Class A Shares
Year Ended 10/31/2009	$9.05	$0.01	$1.87	$1.88	$(0.04)	$–
Year Ended 10/31/2008	17.98	0.05	(6.60)	(6.55)	(0.01)	(2.37)
Year Ended 10/31/2007	18.61	0.13	2.40	2.53	(0.02)	(3.14)
Year Ended 10/31/2006	17.85	0.02	2.55	2.57	–	(1.81)
Year Ended 10/31/2005	14.74	–	3.11	3.11	–	–

Institutional Class Shares
Year Ended 10/31/2009	9.74	0.07	2.01	2.08	(0.11)	–
Year Ended 10/31/2008	19.14	0.07	(7.02)	(6.95)	(0.08)	(2.37)
Year Ended 10/31/2007	19.60	0.16	2.60	2.76	(0.08)	(3.14)
Year Ended 10/31/2006	18.63	0.04	2.74	2.78	–	(1.81)
Year Ended 10/31/2005	15.30	0.07	3.26	3.33	–	–

PARTNER WORLDWIDE ALLOCATION FUND

Class A Shares
Year Ended 10/31/2009	6.09	0.11	1.61	1.72	(0.11)	–
Year Ended 10/31/2008 (c)	10.00	0.15	(4.06)	(3.91)	–	–

Institutional Class Shares
Year Ended 10/31/2009	6.10	0.08	1.66	1.74	(0.12)	–
Year Ended 10/31/2008 (c)	10.00	0.17	(4.07)	(3.90)	–	–

PARTNER INTERNATIONAL STOCK FUND

Class A Shares
Year Ended 10/31/2009	7.50	0.14	1.37	1.51	(0.17)	–
Year Ended 10/31/2008	15.90	0.20	(7.00)	(6.80)	(0.24)	(1.36)
Year Ended 10/31/2007	12.94	0.24	2.86	3.10	(0.14)	–
Year Ended 10/31/2006	10.57	0.14	2.34	2.48	(0.11)	–
Year Ended 10/31/2005	9.10	0.11	1.36	1.47	–	–

Institutional Class Shares
Year Ended 10/31/2009	7.67	0.18	1.43	1.61	(0.25)	–
Year Ended 10/31/2008	16.21	0.27	(7.13)	(6.86)	(0.32)	(1.36)
Year Ended 10/31/2007	13.19	0.34	2.90	3.24	(0.22)	–
Year Ended 10/31/2006	10.77	0.20	2.40	2.60	(0.18)	–
Year Ended 10/31/2005	9.23	0.07	1.48	1.55	(0.01)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, February 29, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.04)	$10.89	20.85%	$517.6	1.35%	0.08%	1.35%	0.08%	56%
(2.38)	9.05	(41.38)%	488.9	1.20%	0.34%	1.21%	0.33%	242%
(3.16)	17.98	15.56%	988.9	1.16%	0.72%	1.17%	0.71%	188%
(1.81)	18.61	15.37%	976.3	1.17%	0.12%	1.18%	0.11%	193%
–	17.85	21.10%	928.0	1.21%	(0.02)%	1.22%	(0.03)%	96%

(0.11)	11.71	21.63%	205.9	0.73%	0.65%	0.73%	0.65%	56%
(2.45)	9.74	(41.07)%	217.4	0.71%	0.79%	0.71%	0.78%	242%
(3.22)	19.14	16.09%	172.1	0.70%	1.08%	0.71%	1.07%	188%
(1.81)	19.60	15.90%	116.4	0.70%	0.57%	0.71%	0.56%	193%
–	18.63	21.76%	50.7	0.70%	0.51%	0.71%	0.49%	96%

(0.11)	7.70	28.63%	25.5	1.30%	2.03%	1.78%	1.55%	90%
–	6.09	(39.10)%	15.9	1.30%	2.46%	1.66%	2.10%	47%

(0.12)	7.72	29.13%	119.0	0.95%	2.37%	1.34%	1.99%	90%
–	6.10	(39.00)%	47.0	0.96%	2.80%	1.28%	2.48%	47%

(0.17)	8.84	20.60%	181.1	1.54%	1.57%	1.54%	1.56%	81%
(1.60)	7.50	(47.01)%	173.5	1.28%	1.74%	1.29%	1.74%	73%
(0.14)	15.90	24.13%	382.1	1.27%	1.61%	1.28%	1.60%	111%
(0.11)	12.94	23.63%	337.5	1.33%	1.08%	1.34%	1.07%	50%
–	10.57	16.18%	304.8	1.44%	1.10%	1.45%	1.09%	43%

(0.25)	9.03	21.59%	258.5	0.71%	2.39%	0.72%	2.39%	81%
(1.68)	7.67	(46.66)%	214.2	0.69%	2.42%	0.70%	2.41%	73%
(0.22)	16.21	24.84%	330.6	0.70%	2.33%	0.70%	2.33%	111%
(0.18)	13.19	24.40%	204.2	0.71%	1.74%	0.72%	1.73%	50%
(0.01)	10.77	16.82%	61.1	0.76%	1.48%	0.77%	1.47%	43%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments

LARGE CAP GROWTH FUND

Class A Shares
Year Ended 10/31/2009	$3.69	$–	$0.57	$0.57	$–	$–
Year Ended 10/31/2008	6.52	–	(2.40)	(2.40)	–	(0.43)
Year Ended 10/31/2007	5.31	0.01	1.20	1.21	–	–
Year Ended 10/31/2006	4.90	0.01	0.40	0.41	–	–
Year Ended 10/31/2005	4.45	0.02	0.43	0.45	–	–

Institutional Class Shares
Year Ended 10/31/2009	3.94	0.03	0.58	0.61	(0.01)	–
Year Ended 10/31/2008	6.93	0.02	(2.55)	(2.53)	(0.03)	(0.43)
Year Ended 10/31/2007	5.65	0.03	1.29	1.32	(0.04)	–
Year Ended 10/31/2006	5.20	0.04	0.44	0.48	(0.03)	–
Year Ended 10/31/2005	4.69	0.02	0.50	0.52	(0.01)	–

LARGE CAP VALUE FUND

Class A Shares
Year Ended 10/31/2009	11.10	0.17	0.52	0.69	(0.24)	–
Year Ended 10/31/2008	17.92	0.27	(6.09)	(5.82)	(0.19)	(0.81)
Year Ended 10/31/2007	16.85	0.22	1.97	2.19	(0.17)	(0.95)
Year Ended 10/31/2006	14.49	0.21	2.53	2.74	(0.17)	(0.21)
Year Ended 10/31/2005	13.15	0.17	1.23	1.40	(0.06)	–

Institutional Class Shares
Year Ended 10/31/2009	11.19	0.23	0.54	0.77	(0.32)	–
Year Ended 10/31/2008	18.07	0.30	(6.10)	(5.80)	(0.27)	(0.81)
Year Ended 10/31/2007	16.98	0.28	2.01	2.29	(0.25)	(0.95)
Year Ended 10/31/2006	14.60	0.25	2.59	2.84	(0.25)	(0.21)
Year Ended 10/31/2005	13.20	0.17	1.32	1.49	(0.09)	–

LARGE CAP STOCK FUND

Class A Shares
Year Ended 10/31/2009	17.67	0.15	1.31	1.46	(0.26)	–
Year Ended 10/31/2008	31.33	0.24	(10.28)	(10.04)	(0.23)	(3.39)
Year Ended 10/31/2007	28.61	0.33	3.87	4.20	(0.27)	(1.21)
Year Ended 10/31/2006	25.93	0.25	2.88	3.13	(0.17)	(0.28)
Year Ended 10/31/2005	23.93	0.24	1.91	2.15	(0.15)	–

Institutional Class Shares
Year Ended 10/31/2009	17.84	0.25	1.31	1.56	(0.38)	–
Year Ended 10/31/2008	31.59	0.35	(10.35)	(10.00)	(0.36)	(3.39)
Year Ended 10/31/2007	28.84	0.42	3.93	4.35	(0.39)	(1.21)
Year Ended 10/31/2006	26.13	0.33	2.95	3.28	(0.29)	(0.28)
Year Ended 10/31/2005	24.06	0.33	1.95	2.28	(0.21)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$4.26	15.45%	$118.7	1.17%	0.17%	1.79%	(0.44)%	221%
(0.43)	3.69	(39.08)%	89.0	1.17%	(0.01)%	1.48%	(0.32)%	188%
–	6.52	22.86%	157.3	1.01%	0.09%	1.48%	(0.39)%	168%
–	5.31	8.46%	134.0	0.76%	0.26%	1.57%	(0.55)%	138%
–	4.90	10.16%	130.9	0.87%	0.37%	1.68%	(0.44)%	106%

(0.01)	4.54	15.72%	173.6	0.84%	0.56%	0.84%	0.56%	221%
(0.46)	3.94	(38.86)%	216.4	0.80%	0.36%	0.81%	0.35%	188%
(0.04)	6.93	23.45%	418.3	0.60%	0.48%	0.81%	0.26%	168%
(0.03)	5.65	9.21%	204.8	0.03%	0.97%	0.84%	0.16%	138%
(0.01)	5.20	11.01%	31.3	0.07%	1.21%	0.89%	0.39%	106%

(0.24)	11.55	6.54%	179.6	1.17%	1.48%	1.18%	1.48%	105%
(1.00)	11.10	(34.17)%	187.4	1.01%	1.71%	1.02%	1.71%	49%
(1.12)	17.92	13.63%	336.9	0.98%	1.28%	0.99%	1.27%	37%
(0.38)	16.85	19.32%	332.1	1.00%	1.28%	1.02%	1.26%	45%
(0.06)	14.49	10.64%	321.2	1.03%	1.15%	1.04%	1.14%	53%

(0.32)	11.64	7.32%	273.5	0.52%	2.10%	0.52%	2.10%	105%
(1.08)	11.19	(33.88)%	268.9	0.50%	2.21%	0.50%	2.21%	49%
(1.20)	18.07	14.19%	312.9	0.50%	1.73%	0.51%	1.72%	37%
(0.46)	16.98	19.92%	163.9	0.50%	1.72%	0.52%	1.70%	45%
(0.09)	14.60	11.29%	48.1	0.51%	1.60%	0.53%	1.59%	53%

(0.26)	18.87	8.55%	1,579.3	1.20%	0.82%	1.20%	0.82%	149%
(3.62)	17.67	(35.72)%	1,658.8	1.03%	1.03%	1.04%	1.03%	93%
(1.48)	31.33	15.29%	3,029.0	1.00%	1.09%	1.00%	1.09%	103%
(0.45)	28.61	12.18%	3,107.2	1.00%	0.88%	1.00%	0.88%	67%
(0.15)	25.93	9.00%	3,332.0	1.00%	0.93%	1.01%	0.92%	46%

(0.38)	19.02	9.15%	174.2	0.62%	1.39%	0.62%	1.39%	149%
(3.75)	17.84	(35.42)%	164.2	0.57%	1.49%	0.57%	1.48%	93%
(1.60)	31.59	15.78%	369.3	0.56%	1.46%	0.56%	1.46%	103%
(0.57)	28.84	12.72%	245.7	0.56%	1.31%	0.56%	1.31%	67%
(0.21)	26.13	9.47%	146.0	0.55%	1.33%	0.56%	1.33%	46%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments

BALANCED FUND

Class A Shares
Year Ended 10/31/2009	$8.91	$0.14	$1.30	$1.44	$(0.15)	$–
Year Ended 10/31/2008	13.64	0.23	(3.89)	(3.66)	(0.23)	(0.84)
Year Ended 10/31/2007	12.95	0.24	1.29	1.53	(0.22)	(0.62)
Year Ended 10/31/2006	12.18	0.21	1.09	1.30	(0.21)	(0.32)
Year Ended 10/31/2005	11.81	0.20	0.57	0.77	(0.22)	(0.18)

Institutional Class Shares
Year Ended 10/31/2009	8.90	0.19	1.30	1.49	(0.20)	–
Year Ended 10/31/2008	13.63	0.28	(3.88)	(3.60)	(0.29)	(0.84)
Year Ended 10/31/2007	12.93	0.30	1.30	1.60	(0.28)	(0.62)
Year Ended 10/31/2006	12.17	0.27	1.08	1.35	(0.27)	(0.32)
Year Ended 10/31/2005	11.80	0.26	0.56	0.82	(0.27)	(0.18)

HIGH YIELD FUND

Class A Shares
Year Ended 10/31/2009	3.59	0.36	0.87	1.23	(0.35)	–
Year Ended 10/31/2008	5.03	0.36	(1.43)	(1.07)	(0.37)	–
Year Ended 10/31/2007	5.08	0.38	(0.05)	0.33	(0.38)	–
Year Ended 10/31/2006	5.03	0.38	0.05	0.43	(0.38)	–
Year Ended 10/31/2005	5.24	0.38	(0.20)	0.18	(0.39)	–

Institutional Class Shares
Year Ended 10/31/2009	3.59	0.38	0.87	1.25	(0.37)	–
Year Ended 10/31/2008	5.04	0.38	(1.44)	(1.06)	(0.39)	–
Year Ended 10/31/2007	5.09	0.40	(0.04)	0.36	(0.41)	–
Year Ended 10/31/2006	5.03	0.41	0.06	0.47	(0.41)	–
Year Ended 10/31/2005	5.24	0.41	(0.21)	0.20	(0.41)	–

MUNICIPAL BOND FUND

Class A Shares
Year Ended 10/31/2009	10.37	0.48	0.79	1.27	(0.48)	(0.01)
Year Ended 10/31/2008	11.16	0.48	(0.79)	(0.31)	(0.48)	–
Year Ended 10/31/2007	11.39	0.49	(0.23)	0.26	(0.49)	–
Year Ended 10/31/2006	11.31	0.50	0.08	0.58	(0.50)	–
Year Ended 10/31/2005	11.56	0.50	(0.25)	0.25	(0.50)	–

Institutional Class Shares
Year Ended 10/31/2009	10.36	0.51	0.80	1.31	(0.51)	(0.01)
Year Ended 10/31/2008	11.16	0.51	(0.80)	(0.29)	(0.51)	–
Year Ended 10/31/2007	11.39	0.53	(0.23)	0.30	(0.53)	–
Year Ended 10/31/2006	11.31	0.54	0.08	0.62	(0.54)	–
Year Ended 10/31/2005	11.55	0.53	(0.24)	0.29	(0.53)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.15)	$10.20	16.42%	$144.0	1.23%	1.55%	1.24%	1.54%	264%
(1.07)	8.91	(28.76)%	143.0	1.09%	1.96%	1.11%	1.94%	176%
(0.84)	13.64	12.39%	237.0	1.07%	1.83%	1.09%	1.81%	176%
(0.53)	12.95	10.97%	251.6	1.07%	1.67%	1.09%	1.65%	215%
(0.40)	12.18	6.56%	276.1	1.07%	1.62%	1.09%	1.60%	231%

(0.20)	10.19	17.12%	54.2	0.66%	2.11%	0.67%	2.10%	264%
(1.13)	8.90	(28.43)%	50.7	0.61%	2.44%	0.63%	2.41%	176%
(0.90)	13.63	13.00%	83.8	0.61%	2.29%	0.63%	2.27%	176%
(0.59)	12.93	11.41%	86.3	0.61%	2.13%	0.63%	2.12%	215%
(0.45)	12.17	7.07%	98.4	0.59%	2.11%	0.62%	2.09%	231%

(0.35)	4.47	36.32%	403.7	0.93%	9.24%	0.93%	9.24%	54%
(0.37)	3.59	(22.70)%	318.8	0.87%	7.81%	0.88%	7.79%	51%
(0.38)	5.03	6.72%	486.2	0.86%	7.50%	0.87%	7.49%	72%
(0.38)	5.08	8.96%	533.7	0.88%	7.62%	0.89%	7.60%	63%
(0.39)	5.03	3.54%	563.0	0.87%	7.45%	0.88%	7.43%	54%

(0.37)	4.47	36.96%	230.9	0.46%	9.57%	0.46%	9.57%	54%
(0.39)	3.59	(22.52)%	129.4	0.44%	8.31%	0.45%	8.30%	51%
(0.41)	5.04	7.16%	62.1	0.44%	7.92%	0.46%	7.90%	72%
(0.41)	5.09	9.63%	82.3	0.45%	8.07%	0.46%	8.06%	63%
(0.41)	5.03	3.97%	15.2	0.46%	7.88%	0.47%	7.87%	54%

(0.49)	11.15	12.48%	1,246.5	0.78%	4.43%	0.78%	4.43%	8%
(0.48)	10.37	(2.92)%	1,104.8	0.78%	4.36%	0.78%	4.36%	9%
(0.49)	11.16	2.39%	1,145.8	0.78%	4.40%	0.78%	4.40%	7%
(0.50)	11.39	5.28%	1,201.2	0.78%	4.46%	0.78%	4.46%	14%
(0.50)	11.31	2.17%	1,242.4	0.78%	4.31%	0.78%	4.31%	8%

(0.52)	11.15	12.90%	86.4	0.50%	4.69%	0.50%	4.69%	8%
(0.51)	10.36	(2.71)%	35.1	0.47%	4.69%	0.47%	4.69%	9%
(0.53)	11.16	2.68%	17.4	0.49%	4.70%	0.49%	4.70%	7%
(0.54)	11.39	5.59%	12.2	0.49%	4.75%	0.49%	4.75%	14%
(0.53)	11.31	2.56%	8.4	0.48%	4.64%	0.48%	4.64%	8%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments

INCOME FUND

Class A Shares
Year Ended 10/31/2009	$6.92	$0.40	$1.21	$1.61	$(0.41)	$–
Year Ended 10/31/2008	8.50	0.42	(1.57)	(1.15)	(0.43)	–
Year Ended 10/31/2007	8.59	0.43	(0.10)	0.33	(0.42)	–
Year Ended 10/31/2006	8.56	0.41	0.03	0.44	(0.41)	–
Year Ended 10/31/2005	8.86	0.37	(0.30)	0.07	(0.37)	–

Institutional Class Shares
Year Ended 10/31/2009	6.91	0.43	1.22	1.65	(0.44)	–
Year Ended 10/31/2008	8.49	0.45	(1.57)	(1.12)	(0.46)	–
Year Ended 10/31/2007	8.58	0.47	(0.11)	0.36	(0.45)	–
Year Ended 10/31/2006	8.55	0.44	0.03	0.47	(0.44)	–
Year Ended 10/31/2005	8.85	0.40	(0.29)	0.11	(0.41)	–

CORE BOND FUND

Class A Shares
Year Ended 10/31/2009	8.36	0.37	1.02	1.39	(0.39)	–
Year Ended 10/31/2008	9.77	0.45	(1.40)	(0.95)	(0.46)	–
Year Ended 10/31/2007	9.90	0.46	(0.15)	0.31	(0.44)	–
Year Ended 10/31/2006	9.89	0.44	0.02	0.46	(0.45)	–
Year Ended 10/31/2005	10.27	0.39	(0.36)	0.03	(0.41)	–

Institutional Class Shares
Year Ended 10/31/2009	8.36	0.40	1.02	1.42	(0.42)	–
Year Ended 10/31/2008	9.78	0.48	(1.41)	(0.93)	(0.49)	–
Year Ended 10/31/2007	9.91	0.49	(0.13)	0.36	(0.49)	–
Year Ended 10/31/2006	9.90	0.48	0.02	0.50	(0.49)	–
Year Ended 10/31/2005	10.27	0.43	(0.34)	0.09	(0.46)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.41)	$8.12	24.03%	$365.9	0.84%	5.53%	0.85%	5.53%	173%
(0.43)	6.92	(14.19)%	326.2	0.80%	5.16%	0.81%	5.15%	160%
(0.42)	8.50	3.90%	433.0	0.80%	5.06%	0.81%	5.05%	236%
(0.41)	8.59	5.25%	470.5	0.81%	4.78%	0.82%	4.76%	303%
(0.37)	8.56	0.82%	532.3	0.80%	4.22%	0.81%	4.20%	245%

(0.44)	8.12	24.76%	383.1	0.39%	5.98%	0.40%	5.97%	173%
(0.46)	6.91	(13.85)%	318.5	0.39%	5.58%	0.40%	5.57%	160%
(0.45)	8.49	4.32%	368.9	0.39%	5.51%	0.40%	5.50%	236%
(0.44)	8.58	5.68%	167.0	0.40%	5.30%	0.41%	5.29%	303%
(0.41)	8.55	1.22%	46.7	0.40%	4.64%	0.41%	4.62%	245%

(0.39)	9.36	17.12%	231.4	0.89%	4.35%	1.01%	4.24%	409%
(0.46)	8.36	(10.13)%	223.5	0.83%	4.77%	0.95%	4.65%	344%
(0.44)	9.77	3.24%	295.1	0.93%	4.62%	0.95%	4.60%	381%
(0.45)	9.90	4.75%	343.1	0.93%	4.44%	0.95%	4.42%	394%
(0.41)	9.89	0.31%	421.2	0.91%	3.84%	0.94%	3.82%	368%

(0.42)	9.36	17.54%	64.0	0.53%	4.71%	0.54%	4.69%	409%
(0.49)	8.36	(9.92)%	65.0	0.50%	5.12%	0.52%	5.10%	344%
(0.49)	9.78	3.68%	83.8	0.51%	5.00%	0.53%	4.98%	381%
(0.49)	9.91	5.20%	49.0	0.51%	4.86%	0.53%	4.85%	394%
(0.46)	9.90	0.84%	52.9	0.49%	4.17%	0.51%	4.15%	368%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*

		Income from Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments

LIMITED MATURITY BOND FUND

Class A Shares
Year Ended 10/31/2009	$11.40	$0.46	$0.83	$1.29	$(0.45)	$–
Year Ended 10/31/2008	12.53	0.52	(1.13)	(0.61)	(0.52)	–
Year Ended 10/31/2007	12.58	0.57	(0.06)	0.51	(0.56)	–
Year Ended 10/31/2006	12.58	0.50	–	0.50	(0.50)	–
Year Ended 10/31/2005	12.91	0.41	(0.30)	0.11	(0.41)	(0.03)

Institutional Class Shares
Year Ended 10/31/2009	11.40	0.50	0.82	1.32	(0.49)	–
Year Ended 10/31/2008	12.53	0.56	(1.13)	(0.57)	(0.56)	–
Year Ended 10/31/2007	12.58	0.61	(0.06)	0.55	(0.60)	–
Year Ended 10/31/2006	12.58	0.56	–	0.56	(0.56)	–
Year Ended 10/31/2005	12.91	0.47	(0.30)	0.17	(0.47)	(0.03)

MONEY MARKET FUND

Class A Shares
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–
Year Ended 10/31/2007	1.00	0.05	–	0.05	(0.05)	–
Year Ended 10/31/2006	1.00	0.04	–	0.04	(0.04)	–
Year Ended 10/31/2005	1.00	0.02	–	0.02	(0.02)	–

Institutional Class Shares
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–
Year Ended 10/31/2007	1.00	0.05	–	0.05	(0.05)	–
Year Ended 10/31/2006	1.00	0.04	–	0.04	(0.04)	–
Year Ended 10/31/2005	1.00	0.03	–	0.03	(0.03)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.45)	$12.24	11.62%	$128.1	0.73%	3.98%	0.73%	3.98%	164%
(0.52)	11.40	(5.03)%	90.5	0.68%	4.22%	0.70%	4.20%	113%
(0.56)	12.53	4.10%	112.0	0.73%	4.52%	0.74%	4.50%	130%
(0.50)	12.58	4.07%	114.8	0.85%	3.99%	0.86%	3.98%	145%
(0.44)	12.58	0.89%	131.3	0.86%	3.25%	0.88%	3.24%	295%

(0.49)	12.23	11.93%	455.6	0.37%	4.35%	0.38%	4.35%	164%
(0.56)	11.40	(4.71)%	376.9	0.35%	4.56%	0.36%	4.54%	113%
(0.60)	12.53	4.47%	303.7	0.36%	4.91%	0.38%	4.89%	130%
(0.56)	12.58	4.55%	148.3	0.38%	4.58%	0.39%	4.57%	145%
(0.50)	12.58	1.36%	37.4	0.41%	3.78%	0.42%	3.77%	295%

(0.01)	1.00	0.61%	1,017.3	0.60%	0.63%	0.83%	0.40%	N/A
(0.03)	1.00	3.21%	1,306.0	0.54%	3.14%	0.74%	2.94%	N/A
(0.05)	1.00	4.92%	1,183.9	0.58%	4.83%	0.78%	4.63%	N/A
(0.04)	1.00	4.26%	864.3	0.71%	4.22%	0.89%	4.04%	N/A
(0.02)	1.00	2.12%	661.3	0.84%	2.08%	0.94%	1.98%	N/A

(0.01)	1.00	0.80%	68.4	0.40%	0.93%	0.50%	0.83%	N/A
(0.03)	1.00	3.41%	223.3	0.35%	3.45%	0.45%	3.36%	N/A
(0.05)	1.00	5.16%	425.0	0.36%	5.05%	0.46%	4.95%	N/A
(0.04)	1.00	4.59%	341.1	0.39%	4.51%	0.49%	4.42%	N/A
(0.03)	1.00	2.56%	283.1	0.40%	2.56%	0.50%	2.46%	N/A

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule

Additional Information

(Unaudited)

Shareholder Notification of Federal Tax Information (unaudited)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2010.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2009:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	54%	89%
Moderately Aggressive Allocation	28%	41%
Moderate Allocation	19%	27%
Moderately Conservative Allocation	13%	18%
Partner Small Cap Value	100%	100%
Small Cap Stock	100%	100%
Partner Mid Cap Value	100%	100%
Mid Cap Stock	100%	100%
Partner Worldwide Allocation	0%	100%
Partner International Stock	0%	100%
Large Cap Growth	100%	100%
Large Cap Value	100%	100%
Large Cap Stock	100%	100%
Balanced	53%	58%
High Yield	1%	1%

The Municipal Bond Fund designates 99.43% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2009.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2009, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long- Term Capital Gains
Aggressive Allocation	$17,451,182
Moderately Aggressive Allocation	20,356,677
Moderate Allocation	5,595,199
Partner Small Cap Value	7,732,630
Municipal Bond	1,146,059

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at www.thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of the 25 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 41 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial; and

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 25 series of the Trust, the 41 portfolios of Thrivent Series Fund, Inc. and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 52	President since 2008; Trustee since 2009	67	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	None

Independent Trustees (3)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 69	Trustee since 1992	67	President, Carthage College

Director, Optique

Funds, Inc., an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center Board; Director, Prairie School Board; Director, United Health Systems Board

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 72	Trustee from 2003 through December 2009	67	Management consultant to several privately owned companies	None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 70	Trustee since 2004	67	Retired	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 66	Trustee since 1987	67	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 66	Trustee since 2004	67	Vice President and Assistant General Counsel, Boeing Company since June 2007; President, National Legal Center for the Public Interest since 2004; General Counsel U.S. Department of Housing and Urban Development from 2001 to 2004; Partner, Baker & Hostetler, from 1986 to 2001	None

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN Age 53	Trustee since 2009	67	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 70	Chairperson since 2009; Trustee since 2004	67	Retired	None

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 63	Trustee since 2006	67	Retired; previously Chief Executive Officer of CoBank from 1994 to 2006	Director, Keystone Neighborhood Company, Keystone Center and Keystone Science School

256

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 59	Trustee since 2007	67	Retired; previously Director from 1983 to September 30, 2007, Executive Vice President from 2001 to 2007, AML Compliance Officer from 2003 to 2007, Chief Financial Officer from 2000 to 2005, Chief Administrative Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, Interim President from 2002 to 2003, Treasurer from 2000 to 2005 and Secretary from 2000 to 2005 of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007, Chief Financial Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Funds	None

257

Board of Trustees and Officers

Executive Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 52	President since 2008, Trustee since 2009; previously, Vice President since 2004	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 38	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel, Thrivent Financial since 2006; Partner, Kirkland & Ellis LLP from April 2004 to June 2006; Associate, Skadden, Arps, Slate, Meagher & Flom LLP from 1997 to 2004

Katie S. Kloster 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President, Investment Company and Investment Adviser Chief Compliance Officer since 2004	Vice President, Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since 2004

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 42	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting since 2006; Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006; Director, Fund Accounting Administration, Thrivent Financial from 2002 to 2005

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 45	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004; Manager of Portfolio Reporting, Thrivent Financial from 2003 to 2004

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 48	Vice President since 2006	Vice President, Products, Thrivent Financial

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 39	Vice President Anti-Money Laundering Officer since 2006	Director, Business Control Services, Thrivent Financial since 2006; Manager of Field and Securities Compliance, Thrivent Financial from 2002 to 2006

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 48	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007; Insurance Practice Engagement Manager, McKinsey and Company from 1999 to 2004

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 54	Assistant Secretary since 2006	Vice President and Managing Counsel, Thrivent Financial since 2005; Senior Securities Counsel, Allianz Life Insurance Company from January 2005 to August 2005; Vice President and Chief Legal Officer, Woodbury Financial Services, Inc. from 2003 to 2005

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 38	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; previously, Senior Counsel, Division of Investment Management of the Securities and Exchange Commission since 2001

258

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 40	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 32	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007; Manager, Mutual Fund Tax Reporting, Thrivent Financial from 2004 to 2005; Supervisor, Mutual Fund Tax Reporting, Thrivent Financial from 2002 to 2004

(1)	“Interested person” of the Trust as defined in 1940 Act by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Trustees other than Mr. Swansen are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

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We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. **Or you can enroll in eDelivery today at Thrivent.com and receive your annual and semiannual reports and prospectus electronically.**

Thrivent Investment Management®

625 Fourth Ave. S., Minneapolis, MN 55415-1665

Thrivent.com • 800-THRIVENT (800-847-4836)

23459AR R12-09

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2009, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $294,454.59 and $318,301.28, respectively.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2009, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2009, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2009, for tax compliance, tax advice and tax planning services, were $156,365.78 and $147,675, respectively. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2009, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d) All Other Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2009 for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2009, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $1,500 and $1,500, respectively. These $1,500 figures are also reported in response to item 4(g) below.

(e) Registrant’s audit committee charter, adopted in August 2004, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2009 was for work performed by persons other than full-time permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2009 were $1,500 and $1,500 for each respective period. These $1,500 figures are also reported in response to item 4(d) above.

(h) Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a) Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b) Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 29, 2009	THRIVENT MUTUAL FUNDS

	By:	/s/ RUSSELL W. SWANSEN
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 29, 2009	By:	/s/ RUSSELL W. SWANSEN
Russell W. Swansen
President

Date: December 29, 2009	By:	/s/ GERARD V. VAILLANCOURT
Gerard V. Vaillancourt
Treasurer